UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 2/28/19

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	February 28, 2019

Invesco American Franchise Fund
Nasdaq:
A: VAFAX ∎ C: VAFCX ∎ R: VAFRX ∎ Y: VAFIX ∎ R5: VAFNX ∎ R6: VAFFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
11	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.02%
Class C Shares	-7.34
Class R Shares	-7.09
Class Y Shares	-6.87
Class R5 Shares	-6.85
Class R6 Shares	-6.82
S&P 500 Index▼ (Broad Market Index)	-3.04
Russell 1000 Growth Index∎ (Style-Specific Index)	-4.52
Lipper Large-Cap Growth Funds Index◆ (Peer Group Index)	-3.34
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco American Franchise Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	8.55%
10 Years	15.50
5 Years	8.15
1 Year	-3.87

Class C Shares*
Inception (6/23/05)	8.42%
10 Years	15.33
5 Years	8.58
1 Year	0.08

Class R Shares
10 Years	15.87%
5 Years	9.12
1 Year	1.52

Class Y Shares
Inception (6/23/05)	9.26%
10 Years	16.45
5 Years	9.66
1 Year	2.03

Class R5 Shares
10 Years	16.50%
5 Years	9.75
1 Year	2.02

Class R6 Shares
10 Years	16.48%
5 Years	9.85
1 Year	2.15
*Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	7.65%
10 Years	12.12
5 Years	6.03
1 Year	-9.08

Class C Shares
Inception (6/23/05)	7.32%
10 Years	11.93
5 Years	6.44
1 Year	-5.34

Class R Shares
10 Years	12.47%
5 Years	6.96
1 Year	-4.01

Class Y Shares
Inception (6/23/05)	8.36%
10 Years	13.02
5 Years	7.51
1 Year	-3.50

Class R5 Shares
10 Years	13.07%
5 Years	7.60
1 Year	-3.50

Class R6 Shares
10 Years	13.06%
5 Years	7.68
1 Year	-3.43

    Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.26%, 0.76%, 0.71% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco American Franchise Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco American Franchise Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests-99.70%

Aerospace & Defense-3.79%

Airbus S.E. (France)	1,359,757	$176,126,579

Boeing Co. (The)	172,986	76,106,921

Harris Corp.	411,067	67,797,280

Raytheon Co.	387,099	72,193,964

		392,224,744

Agricultural & Farm Machinery-0.60%

Deere & Co.	379,693	62,284,840

Application Software-4.80%

Adobe Systems, Inc. (b)	555,076	145,707,450

salesforce.com, inc. (b)	2,147,126	351,377,170

		497,084,620

Asset Management & Custody Banks-0.23%

KKR & Co., Inc.	1,089,648	24,222,875

Biotechnology-0.70%

Alexion Pharmaceuticals, Inc. (b)	423,972	57,376,131

BioMarin Pharmaceutical, Inc. (b)	167,124	15,585,984

		72,962,115

Commodity Chemicals-0.60%

Lyondell Chemical Co., Class A	722,522	61,790,081

Consumer Electronics-1.45%

Sony Corp. (Japan)	3,114,800	149,692,337

Data Processing & Outsourced Services-8.86%

First Data Corp. (b)	2,277,871	57,265,677

Mastercard, Inc., Class A	1,115,949	250,831,857

PayPal Holdings, Inc. (b)	2,007,821	196,907,005

Visa, Inc., Class A	2,778,931	411,615,260

		916,619,799

Distillers & Vintners-0.56%

Constellation Brands, Inc., Class A	343,964	58,184,950

Diversified Support Services-1.36%

Cintas Corp.	679,601	140,405,567

Environmental & Facilities Services-1.52%

Republic Services, Inc.	623,248	48,881,341

Waste Management, Inc.	1,068,144	108,149,580

		157,030,921

Financial Exchanges & Data-2.03%

London Stock Exchange Group PLC (United Kingdom)	1,363,644	81,516,701

S&P Global, Inc.	642,039	128,645,354

		210,162,055

	Shares	Value

Health Care Equipment-5.05%

Abbott Laboratories	1,170,742	$90,872,994

Boston Scientific Corp. (b)	2,583,438	103,647,533

Intuitive Surgical, Inc. (b)	233,896	128,083,788

Stryker Corp.	611,182	115,213,919

Teleflex Inc.	291,762	84,564,298

		522,382,532

Home Improvement Retail-3.74%

Home Depot, Inc. (The)	353,296	65,409,221

Lowe’s Cos., Inc.	3,056,386	321,195,605

		386,604,826

Hotels, Resorts & Cruise Lines-2.96%

Norwegian Cruise Line Holdings Ltd. (b)	1,122,885	62,353,804

Royal Caribbean Cruises Ltd.	2,058,434	243,883,260

		306,237,064

Industrial Gases-0.83%

Air Products and Chemicals, Inc.	474,065	85,891,097

Industrial Machinery-0.49%

Stanley Black & Decker, Inc.	386,137	51,136,123

Interactive Home Entertainment-5.71%

Activision Blizzard, Inc.	4,337,369	182,776,729

Electronic Arts, Inc. (b)	1,301,699	124,676,730

Nintendo Co., Ltd. (Japan)	791,100	216,536,615

Take-Two Interactive Software, Inc. (b)	769,791	67,171,963

		591,162,037

Interactive Media & Services-10.78%

Alphabet, Inc., Class A(b)	547,591	616,888,641

Facebook, Inc., Class A(b)	3,088,819	498,689,828

		1,115,578,469

Internet & Direct Marketing Retail-12.92%

Alibaba Group Holding Ltd., ADR (China)(b)	2,224,624	407,172,931

Amazon.com, Inc. (b)	519,509	851,906,443

Booking Holdings, Inc. (b)	46,104	78,240,332

		1,337,319,706

Investment Banking & Brokerage-0.54%

Goldman Sachs Group, Inc. (The)	285,522	56,162,177

Life Sciences Tools & Services-4.32%

Illumina, Inc. (b)	613,957	192,027,331

IQVIA Holdings, Inc. (b)	850,123	119,102,232

Thermo Fisher Scientific, Inc.	525,058	136,289,305

		447,418,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco American Franchise Fund

	Shares	Value

Managed Health Care-3.40%

Anthem, Inc.	230,535	$69,328,791

UnitedHealth Group, Inc.	1,165,402	282,283,672

		351,612,463

Movies & Entertainment-2.06%

Netflix, Inc. (b)	442,353	158,406,609

Vivendi S.A. (France)	1,863,328	54,547,423

		212,954,032

Oil & Gas Exploration & Production-0.90%

Diamondback Energy, Inc.	226,614	23,325,379

Noble Energy, Inc.	3,159,711	69,987,599

		93,312,978

Oil & Gas Refining & Marketing-1.33%

Marathon Petroleum Corp.	2,224,542	137,943,849

Packaged Foods & Meats-0.99%

Tyson Foods, Inc., Class A	1,666,681	102,767,550

Pharmaceuticals-1.22%

Zoetis, Inc.	1,340,094	126,277,058

Railroads-1.28%

Canadian Pacific Railway Ltd. (Canada)	268,028	55,342,421

Union Pacific Corp.	458,855	76,949,984

		132,292,405

Semiconductor Equipment-1.40%

Applied Materials, Inc.	1,563,635	59,949,766

ASML Holding N.V., New York Shares (Netherlands)	466,584	85,324,216

		145,273,982

Semiconductors-1.46%

Broadcom, Inc.	293,320	80,768,595

	Shares	Value

Semiconductors-(continued)

NVIDIA Corp.	458,361	$70,706,768

		151,475,363

Specialty Chemicals-0.69%

Sherwin-Williams Co. (The)	164,160	71,114,112

Systems Software-6.70%

Microsoft Corp.	3,979,039	445,771,739

Palo Alto Networks, Inc. (b)	624,619	153,824,921

ServiceNow, Inc. (b)	390,172	93,422,784

		693,019,444

Technology Hardware, Storage & Peripherals-2.13%

Apple Inc.	1,272,131	220,269,483

Tobacco-2.30%

Altria Group, Inc.	697,057	36,532,757

Philip Morris International Inc.	2,323,473	202,002,743

		238,535,500

Total Common Stocks & Other Equity Interests (Cost $6,162,172,316)		10,319,406,022

Money Market Funds-0.33%

Invesco Government & Agency Portfolio-Institutional Class, 2.30%(c)	11,951,919	11,951,919

Invesco Liquid Assets Portfolio- Institutional Class, 2.51%(c)	8,538,012	8,540,573

Invesco Treasury Portfolio-Institutional Class, 2.29%(c)	13,659,335	13,659,335

Total Money Market Funds (Cost $34,151,635)		34,151,827

TOTAL INVESTMENTS IN SECURITIES-100.03% (Cost $6,196,323,951)		10,353,557,849

OTHER ASSETS LESS LIABILITIES-(0.03)%		(3,059,079)

NET ASSETS-100.00%		$10,350,498,770

Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco American Franchise Fund

Portfolio Composition

By sector, based on Net Assets

as of February 28, 2019

Information Technology	25.35%

Consumer Discretionary	21.07

Communication Services	18.55

Health Care	14.69

Industrials	9.04

Consumer Staples	3.85

Financials	2.80

Energy	2.23

Materials	2.12

Money Market Funds, Plus Other Assets Less Liabilities	0.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco American Franchise Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $6,162,172,316)	$10,319,406,022

Investments in affiliated money market funds, at value (Cost $34,151,635)	34,151,827

Foreign currencies, at value (Cost $269)	274

Receivable for:
Investments sold	53,175,789

Fund shares sold	1,377,842

Dividends	6,913,480

Investment for trustee deferred compensation and retirement plans	2,428,107

Other assets	168,660

Total assets	10,417,622,001

Liabilities:

Payable for:
Investments purchased	52,359,934

Fund shares reacquired	7,515,927

Accrued fees to affiliates	4,187,097

Accrued trustees’ and officers’ fees and benefits	22,901

Accrued other operating expenses	349,555

Trustee deferred compensation and retirement plans	2,687,817

Total liabilities	67,123,231

Net assets applicable to shares outstanding	$10,350,498,770

Net assets consist of:

Shares of beneficial interest	$5,955,222,772

Distributable earnings	4,395,275,998

$10,350,498,770

Net Assets:

Class A	$9,629,282,962

Class C	$147,934,464

Class R	$31,806,640

Class Y	$329,191,118

Class R5	$81,221,522

Class R6	$131,062,064

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	492,716,616

Class C	8,350,486

Class R	1,666,497

Class Y	16,420,765

Class R5	4,040,340

Class R6	6,478,124

Class A:
Net asset value per share	$19.54

Maximum offering price per share (Net asset value of $19.54 ÷ 94.50%)	$20.68

Class C:
Net asset value and offering price per share	$17.72

Class R:
Net asset value and offering price per share	$19.09

Class Y:
Net asset value and offering price per share	$20.05

Class R5:
Net asset value and offering price per share	$20.10

Class R6:
Net asset value and offering price per share	$20.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco American Franchise Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $249,283)	$43,392,129

Dividends from affiliated money market funds (includes securities lending income of $7,094)	933,455

Total investment income	44,325,584

Expenses:

Advisory fees	29,869,105

Administrative services fees	496,514

Custodian fees	15,212

Distribution fees:
Class A	11,666,432

Class C	1,581,466

Class R	83,245

Transfer agent fees - A, C, R and Y	7,134,198

Transfer agent fees - R5	38,798

Transfer agent fees - R6	4,527

Trustees’ and officers’ fees and benefits	90,544

Registration and filing fees	96,348

Reports to shareholders	183,879

Professional services fees	32,872

Other	36,471

Total expenses	51,329,611

Less: Fees waived and expense offset arrangement(s)	(128,508)

Net expenses	51,201,103

Net investment income (loss)	(6,875,519)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:

Investment securities (includes net gains (losses) from securities sold to affiliates of $(152,328))	374,497,380

Foreign currencies	(71,102)

374,426,278

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,194,819,118)

Foreign currencies	1,240

(1,194,817,878)

Net realized and unrealized gain (loss)	(820,391,600)

Net increase (decrease) in net assets resulting from operations	$(827,267,119)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:

Net investment income (loss)	$(6,875,519)	$(19,723,687)

Net realized gain	374,426,278	958,613,075

Change in net unrealized appreciation (depreciation)	(1,194,817,878)	1,056,071,409

Net increase (decrease) in net assets resulting from operations	(827,267,119)	1,994,960,797

Distributions to shareholders from distributable earnings(1):

Class A	(804,913,334)	(478,520,623)

Class B	–	(2,479,794)

Class C	(33,225,403)	(20,255,914)

Class R	(3,005,885)	(1,865,721)

Class Y	(27,603,239)	(13,953,873)

Class R5	(6,608,373)	(3,494,510)

Class R6	(10,724,224)	(6,684,184)

Total distributions to shareholders from distributable earnings	(886,080,458)	(527,254,619)

Share transactions-net:

Class A	652,348,101	(145,332,102)

Class B	–	(62,310,041)

Class C	(181,021,639)	(16,924,402)

Class R	(696,790)	(888,078)

Class Y	14,366,341	60,767,520

Class R5	7,674,063	7,510,265

Class R6	11,135,123	(10,728,006)

Net increase (decrease) in net assets resulting from share transactions	503,805,199	(167,904,844)

Net increase (decrease) in net assets	(1,209,542,378)	1,299,801,334

Net assets:

Beginning of period	11,560,041,148	10,260,239,814

End of period	$10,350,498,770	$11,560,041,148

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

11                         Invesco American Franchise Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund

12                         Invesco American Franchise Fund

will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $550 million	0.62%

Next $3.45 billion	0.60%

Next $250 million	0.595%

Next $2.25 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the

13                         Invesco American Franchise Fund

following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $41,289.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended February 28, 2019, expenses incurred under these arrangements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $383,681 in front-end sales commissions from the sale of Class A shares and $6,795 and $6,717 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended February 28, 2019, the Fund incurred $35,835 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14                         Invesco American Franchise Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$9,722,503,068	$596,902,954	$–	$10,319,406,022

Money Market Funds	34,151,827	–	–	34,151,827

Total Investments	$9,756,654,895	$596,902,954	$–	$10,353,557,849

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended February 28, 2019, the Fund engaged in securities purchases of $0 and securities sales of $443,535, which resulted in net realized gains (losses) of $(152,328).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $87,219.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $2,453,363,964 and $2,823,162,937, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

15                         Invesco American Franchise Fund

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$4,199,376,554

Aggregate unrealized (depreciation) of investments	(79,785,987)

Net unrealized appreciation of investments	$4,119,590,567

Cost of investments for tax purposes is $6,233,967,282.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Class A	18,361,163	$354,157,531	15,878,174	$336,279,096

Class B(b)	–	–	11,213	222,192

Class C	845,412	15,861,730	1,956,690	38,381,580

Class R	118,217	2,336,593	385,858	7,948,431

Class Y	2,044,167	41,808,606	5,667,513	123,150,034

Class R5	558,674	11,583,847	953,465	20,609,344

Class R6	598,667	12,129,274	1,100,474	23,450,394

Issued as reinvestment of dividends:
Class A	42,328,670	759,771,875	23,082,251	454,951,201

Class B(b)	–	–	127,537	2,441,051

Class C	1,927,229	31,443,325	1,060,110	19,294,012

Class R	171,297	3,004,543	96,419	1,865,721

Class Y	1,242,260	22,857,584	576,480	11,593,017

Class R5	358,106	6,607,064	173,387	3,493,738

Class R6	572,179	10,625,365	327,912	6,636,942

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	2,428,444	52,988,647

Class B	–	–	(2,523,779)	(52,988,647)

Reacquired:
Class A	(23,291,700)	(461,581,305)	(47,013,118)	(989,551,046)

Class B(b)	–	–	(603,399)	(11,984,637)

Class C	(13,352,845)	(228,326,694)	(3,804,108)	(74,599,994)

Class R	(324,405)	(6,037,926)	(512,785)	(10,702,230)

Class Y	(2,482,077)	(50,299,849)	(3,442,724)	(73,975,531)

Class R5	(515,041)	(10,516,848)	(767,131)	(16,592,817)

Class R6	(554,786)	(11,619,516)	(1,871,050)	(40,815,342)

Net increase (decrease) in share activity	28,605,187	$503,805,199	(6,712,167)	$(167,904,844)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

16                         Invesco American Franchise Fund

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses		Ratio of net
			(losses)								to average		to average net		investment
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		income
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		(loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Class A
Six months ended 02/28/19	$23.12	$(0.01)	$(1.77)	$(1.78)	$–	$(1.80)	$(1.80)	$19.54	(7.02)%	$9,629,283	0.99	%(d)	0.99	%(d)	(0.12	)%(d)	24%
Year ended 08/31/18	20.25	(0.04)	3.97	3.93	–	(1.06)	(1.06)	23.12	20.30	10,524,889	1.01		1.01		(0.17)		44
Year ended 08/31/17	16.96	(0.03)	3.99	3.96	–	(0.67)	(0.67)	20.25	24.19	9,333,084	1.06		1.06		(0.15)		48
Year ended 08/31/16	16.49	(0.01)	1.30	1.29	–	(0.82)	(0.82)	16.96	7.99	8,253,739	1.08		1.08		(0.04)		59
Year ended 08/31/15	18.07	(0.05)	0.08	0.03	–	(1.61)	(1.61)	16.49	0.27	8,320,796	1.05		1.05		(0.28)		74
Year ended 08/31/14	14.82	(0.04)	3.99	3.95	(0.02)	(0.68)	(0.70)	18.07	27.22	9,034,217	1.08		1.08		(0.27)		77
Class C
Six months ended 02/28/19	21.23	(0.08)	(1.63)	(1.71)	–	(1.80)	(1.80)	17.72	(7.34)	147,934	1.74	(d)	1.74	(d)	(0.87	)(d)	24
Year ended 08/31/18	18.81	(0.18)	3.66	3.48	–	(1.06)	(1.06)	21.23	19.43	401,863	1.76		1.76		(0.92)		44
Year ended 08/31/17	15.92	(0.15)	3.71	3.56	–	(0.67)	(0.67)	18.81	23.23	370,960	1.81		1.81		(0.90)		48
Year ended 08/31/16	15.64	(0.12)	1.22	1.10	–	(0.82)	(0.82)	15.92	7.18	367,233	1.83		1.83		(0.79)		59
Year ended 08/31/15	17.34	(0.17)	0.08	(0.09)	–	(1.61)	(1.61)	15.64	(0.46)	381,264	1.80		1.80		(1.03)		74
Year ended 08/31/14	14.34	(0.16)	3.84	3.68	–	(0.68)	(0.68)	17.34	26.23	417,687	1.83		1.83		(1.02)		77
Class R
Six months ended 02/28/19	22.65	(0.04)	(1.72)	(1.76)	–	(1.80)	(1.80)	19.09	(7.09)	31,807	1.24	(d)	1.24	(d)	(0.37	)(d)	24
Year ended 08/31/18	19.91	(0.09)	3.89	3.80	–	(1.06)	(1.06)	22.65	19.99	38,537	1.26		1.26		(0.42)		44
Year ended 08/31/17	16.72	(0.07)	3.93	3.86	–	(0.67)	(0.67)	19.91	23.93	34,479	1.31		1.31		(0.40)		48
Year ended 08/31/16	16.31	(0.05)	1.28	1.23	–	(0.82)	(0.82)	16.72	7.70	28,686	1.33		1.33		(0.29)		59
Year ended 08/31/15	17.93	(0.09)	0.08	(0.01)	–	(1.61)	(1.61)	16.31	0.03	30,716	1.30		1.30		(0.53)		74
Year ended 08/31/14	14.74	(0.09)	3.96	3.87	–	(0.68)	(0.68)	17.93	26.83	31,760	1.33		1.33		(0.52)		77
Class Y
Six months ended 02/28/19	23.63	0.01	(1.79)	(1.78)	–	(1.80)	(1.80)	20.05	(6.87)	329,191	0.74	(d)	0.74	(d)	0.13	(d)	24
Year ended 08/31/18	20.62	0.02	4.05	4.07	–	(1.06)	(1.06)	23.63	20.63	368,991	0.76		0.76		0.08		44
Year ended 08/31/17	17.22	0.02	4.05	4.07	–	(0.67)	(0.67)	20.62	24.47	264,309	0.81		0.81		0.10		48
Year ended 08/31/16	16.69	0.04	1.31	1.35	–	(0.82)	(0.82)	17.22	8.26	147,246	0.83		0.83		0.21		59
Year ended 08/31/15	18.22	(0.01)	0.09	0.08	–	(1.61)	(1.61)	16.69	0.56	152,179	0.80		0.80		(0.03)		74
Year ended 08/31/14	14.93	(0.00)	4.01	4.01	(0.04)	(0.68)	(0.72)	18.22	27.48	141,094	0.83		0.83		(0.02)		77
Class R5
Six months ended 02/28/19	23.68	0.02	(1.80)	(1.78)	–	(1.80)	(1.80)	20.10	(6.85)	81,222	0.70	(d)	0.70	(d)	0.17	(d)	24
Year ended 08/31/18	20.66	0.03	4.05	4.08	–	(1.06)	(1.06)	23.68	20.64	86,177	0.71		0.71		0.13		44
Year ended 08/31/17	17.23	0.03	4.07	4.10	–	(0.67)	(0.67)	20.66	24.63	67,740	0.72		0.72		0.19		48
Year ended 08/31/16	16.68	0.05	1.32	1.37	–	(0.82)	(0.82)	17.23	8.39	53,789	0.71		0.71		0.33		59
Year ended 08/31/15	18.20	0.01	0.08	0.09	–	(1.61)	(1.61)	16.68	0.62	50,052	0.71		0.71		0.06		74
Year ended 08/31/14	14.90	0.02	4.01	4.03	(0.05)	(0.68)	(0.73)	18.20	27.65	52,164	0.70		0.70		0.11		77
Class R6
Six months ended 02/28/19	23.81	0.03	(1.81)	(1.78)	–	(1.80)	(1.80)	20.23	(6.82)	131,062	0.61	(d)	0.61	(d)	0.26	(d)	24
Year ended 08/31/18	20.75	0.05	4.07	4.12	–	(1.06)	(1.06)	23.81	20.75	139,584	0.62		0.62		0.22		44
Year ended 08/31/17	17.29	0.05	4.08	4.13	–	(0.67)	(0.67)	20.75	24.72	130,807	0.64		0.64		0.27		48
Year ended 08/31/16	16.72	0.07	1.32	1.39	–	(0.82)	(0.82)	17.29	8.49	120,754	0.63		0.63		0.42		59
Year ended 08/31/15	18.22	0.03	0.08	0.11	–	(1.61)	(1.61)	16.72	0.73	86,444	0.62		0.62		0.15		74
Year ended 08/31/14	14.92	0.03	4.01	4.04	(0.06)	(0.68)	(0.74)	18.22	27.69	137,509	0.63		0.63		0.18		77

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2014, the portfolio turnover calculation excludes the value of securities purchased of $1,921,954,452 and sales of $1,568,687,370 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Constellation Fund into the Fund.

(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $9,410,492, $318,915, $33,574, $327,891, $78,818 and $128,056 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

17                         Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$929.80	$4.74	$1,019.89	$4.96	0.99%
Class C	1,000.00	926.60	8.31	1,016.17	8.70	1.74
Class R	1,000.00	929.10	5.93	1,018.65	6.21	1.24
Class Y	1,000.00	931.30	3.54	1,021.12	3.71	0.74
Class R5	1,000.00	931.50	3.35	1,021.32	3.51	0.70
Class R6	1,000.00	931.80	2.92	1,021.77	3.06	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18                         Invesco American Franchise Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-AMFR-SAR-1	04222019 0757

Semiannual Report to Shareholders	February 28, 2019

Invesco California Tax-Free Income Fund
Nasdaq:
A: CLFAX ∎ C: CLFCX ∎ Y: CLFDX ∎ R6: CLFSX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

14	Financial Statements

18	Notes to Financial Statements

24	Financial Highlights
25	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.94%
Class C Shares	0.76
Class Y Shares	1.06
Class R6 Shares	1.19
S&P Municipal Bond Index▼ (Broad Market Index)	2.21
S&P Municipal Bond California 5+ Year Investment Grade Index▼ (Style-Specific Index)	2.16
Lipper California Municipal Debt Funds Index∎ (Peer Group Index)	1.33

  Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

The S&P Municipal Bond California 5+ Year Investment Grade Index tracks the performance of investment-grade, California-issued US municipal bonds with maturities equal to or greater than five years.

The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                        Invesco California Tax-Free Income Fund

Average Annual Total Returns

As of 2/28/19, including maximum applicable

sales charges

Class A Shares

Inception (7/28/97)	4.05%
10 Years	4.53
5 Years	2.80
1 Year	-1.69

Class C Shares*

Inception (7/28/97)	4.03%
10 Years	4.46
5 Years	3.17
1 Year	1.15

Class Y Shares
Inception (7/28/97)	4.52%
10 Years	5.24
5 Years	3.93
1 Year	2.90

Class R6 Shares
10 Years	5.04%
5 Years	3.81
1 Year	3.09
*	Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect

Average Annual Total Returns

As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	4.03%
10 Years	5.04
5 Years	3.34
1 Year	-4.25

Class C Shares
Inception (7/28/97)	3.74%
10 Years	4.97
5 Years	3.75
1 Year	-1.47

Class Y Shares
Inception (7/28/97)	4.51%
10 Years	5.76
5 Years	4.53
1 Year	0.30

Class R6 Shares
10 Years	5.55%
5 Years	4.38
1 Year	0.47

deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.27%, 1.75%, 1.03% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                        Invesco California Tax-Free Income Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at

800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                        Invesco California Tax-Free Income Fund

Schedule of Investments

February 28, 2019

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-110.38%(a)

California-107.16%

ABAG Finance Authority For Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$ 545,740
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB (b)(c)	7.63%	01/01/2020	1,575	1,653,750
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS -AGM)(d)(e)	0.00%	09/01/2020	1,925	1,880,146
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB (b)(c)	5.38%	04/01/2021	2,500	2,704,650
Bay Area Toll Authority (San Francisco Bay Area);
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.13%	04/01/2019	1,500	1,504,275
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.25%	04/01/2019	4,685	4,698,821
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.25%	04/01/2019	5,205	5,220,355
Series 2017 F-1, Toll Bridge RB (b)(c)(f)	5.00%	04/01/2056	3,465	3,867,079
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2037	1,720	1,803,282
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2049	630	642,411
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,168,361
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2026	1,465	1,242,584
Series 2009, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2032	3,045	2,036,131
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006C, Tobacco Settlement Sub. CAB RB (e)	0.00%	06/01/2055	12,000	557,640
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.);
Series 2006, Tobacco Settlement Asset-Backed CAB RB (e)	0.00%	06/01/2033	1,455	646,937
California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed RB (g)	5.70%	06/01/2046	1,030	1,030,309
California (State of);
Series 2004 A-3, VRD GO Bonds (LOC - State Street B&T Co.)(h)(i)	1.30%	05/01/2034	600	600,000
Series 2004 A9, Ref. VRD Unlimited Tax GO Bonds (LOC-State Street B&T Co.)(h)(i)	1.50%	03/12/2019	505	505,000
Series 2009, Various Purpose Unlimited Tax GO Bonds (b)(c)	6.00%	04/01/2019	440	441,540
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,015,350
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	1,800,295
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	810	812,633
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,150,660
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,632,843
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,684,100
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,094,870
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,117,500
Series 2016, Various Purpose Unlimited Tax GO Bonds (f)	5.00%	09/01/2045	3,400	3,845,944
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2035	1,370	1,584,309
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	1,745	1,967,731
California (State of) Community College Financing Authority (Orange Coast Properties LLC- Orange Coast College); Series 2018, RB	5.25%	05/01/2048	665	728,481
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,922,464
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB (b)(c)	6.00%	04/01/2020	2,000	2,097,360
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB (f)	5.25%	04/01/2040	4,520	5,965,044
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB (b)(c)	5.75%	09/01/2019	500	510,495
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB (b)(c)	6.00%	07/01/2019	500	507,370
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,637,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                        Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)

California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	$1,300	$ 1,522,898
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,459,887
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,157,750
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB (b)(c)	5.00%	08/15/2019	1,050	1,066,548
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles);
Series 2010, RB (b)(c)	5.25%	07/01/2020	2,950	3,095,730
Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,883,807
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	560	568,658
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,096,360
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,102,110
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB (b)(c)	5.25%	11/15/2021	2,000	2,201,960
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2011 B, RB (b)(c)	5.50%	08/15/2020	1,000	1,058,230
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,363,330
California (State of) Municipal Finance Authority (American Heritage Education Foundation);
Series 2016A, Ref. RB	5.00%	06/01/2036	1,000	1,087,830
Series 2016A, Ref. RB	5.00%	06/01/2046	1,140	1,215,958
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy);
Series 2018 A, Charter School Lease RB (j)	5.00%	06/01/2038	280	293,059
Series 2018 A, Charter School Lease RB (j)	5.00%	06/01/2048	380	394,793
California (State of) Municipal Finance Authority (California Baptist University); Series 2016A, RB (j)	5.00%	11/01/2046	1,000	1,070,800
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,302,060
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,532,748
California (State of) Municipal Finance Authority (Caritas Projects);
Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,593,120
Series 2017 A, Ref. Sr. Mobile Home Park RB	4.00%	08/15/2037	1,055	1,073,157
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing Project); Series 2018, Student Housing RB	5.00%	05/15/2043	1,650	1,810,413
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,499,094
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB (b)(c)	5.50%	07/01/2020	1,000	1,051,990
Series 2010 A, RB (b)(c)	5.75%	07/01/2020	1,500	1,582,875
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,091,280
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB (b)(c)	5.75%	01/01/2022	1,315	1,470,538
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, Sr. Lien RB (k)	5.00%	12/31/2038	2,005	2,249,810
California (State of) Municipal Finance Authority (Palmdale Aerospace Academy (The)); Series 2018 A, Charter School RB (j)	5.00%	07/01/2049	600	623,532
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	669,141
California (State of) Municipal Finance Authority (University of La Verne);
Series 2010 A, RB (b)(c)	6.12%	06/01/2020	1,000	1,057,680
Series 2017 A, Ref. RB	5.00%	06/01/2043	600	672,930
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (j)(k)	5.00%	07/01/2037	3,000	3,146,670
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Ref. RB (j)	5.00%	07/01/2039	2,000	2,242,200
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB (k)	3.00%	11/01/2025	1,500	1,529,370
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,159,800
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,358,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                        Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)

California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, School Facility RB	6.30%	07/01/2043	$840	$ 937,734
Series 2015, School Facility RB (j)	5.00%	07/01/2045	1,265	1,348,313
California (State of) School Finance Authority (Aspire Public Schools);
Series 2015 A, Ref. Charter School RB (j)	5.00%	08/01/2045	1,000	1,063,650
Series 2016, Ref. Charter School RB (j)	5.00%	08/01/2046	750	797,978
California (State of) School Finance Authority (Green Dot Public Schools);
Series 2015 A, School Facility RB (j)	5.00%	08/01/2045	1,500	1,600,605
Series 2018 A, School Facility RB (j)	5.00%	08/01/2038	1,000	1,106,650
California (State of) School Finance Authority (KIPP LA);
Series 2015 A, Facilities RB (j)	5.00%	07/01/2045	500	534,090
Series 2017 A, RB (j)	5.00%	07/01/2037	590	650,994
Series 2017 A, RB (j)	5.00%	07/01/2047	370	401,291
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, Educational Facilities RB	5.25%	06/01/2032	1,550	1,594,485
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	775	883,686
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,572,359
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	820	872,308
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,046,800
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2014 A, RB	5.13%	11/01/2023	715	757,514
Series 2017 A, Ref. RB (j)	5.00%	11/01/2041	875	949,121
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,768,699
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	2,015	2,234,736
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS -AGM)(d)	5.25%	10/01/2043	600	659,490
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	815,925
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016A, Ref. RB	5.00%	08/15/2051	3,000	3,320,970
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (j)	5.00%	06/01/2046	1,000	1,056,480
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	1,500	1,613,820
Series 2016A, RB (j)	5.25%	12/01/2056	830	882,888
California (State of) Statewide Communities Development Authority (Methodist Hospital of Sothern California); Series 2018; Hospital RB	5.00%	01/01/2048	495	538,362
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (b)(c)	6.75%	08/01/2019	445	454,541
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, College Housing RB (j)	5.25%	07/01/2039	1,640	1,751,766
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB (j)	6.25%	11/15/2019	455	466,762
Series 2009, Senior Living RB (j)	7.25%	11/15/2041	500	516,215
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.62%	10/01/2032	1,000	1,054,960
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,120,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                        Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)

California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006A, Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2046	$8,000	$ 1,371,360
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group);
Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,121,820
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,728,733
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,154,340
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,083,580
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,071,280
California State University;
Series 2009 A, Systemwide RB (b)(c)	5.25%	05/01/2019	1,000	1,006,120
Series 2012 A, Systemwide RB (f)	5.00%	11/01/2037	6,750	7,492,163
Cerritos Community College District (Election of 2012); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2043	1,870	1,945,099
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS -NATL)(d)(e)	0.00%	08/01/2029	735	543,349
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB (b)(c)	5.00%	06/01/2020	2,000	2,089,040
Eden (Township of) Healthcare District; Series 2010, COP (b)(c)	6.12%	06/01/2020	1,000	1,057,040
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (b)(c)	5.50%	06/01/2019	1,000	1,009,900
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2033	4,430	2,746,910
Emeryville (City of) Public Financing Authority (Alameda County);
Series 2014 A, Ref. Tax Allocation RB (INS -AGM)(d)	5.00%	09/01/2032	445	512,235
Series 2014 A, Ref. Tax Allocation RB (INS -AGM)(d)	5.00%	09/01/2033	385	441,876
Series 2014 A, Ref. Tax Allocation RB (INS -AGM)(d)	5.00%	09/01/2034	500	569,140
Escondido Union School District (Election of 2014); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2047	1,690	1,737,945
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB (b)	6.00%	03/01/2019	1,800	1,800,000
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS -AGM)(d)(e)	0.00%	01/15/2035	2,745	1,554,192
Fremont Community Facilities District No. 1 (Pacific Commons);
Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	883,965
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	970,721
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,144,005
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,189,648
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds (b)(e)	0.00%	08/01/2029	615	482,246
Series 2009 A, Unlimited Tax CAB GO Bonds (INS -AGC)(d)(e)	0.00%	08/01/2029	4,735	3,514,743
Series 2009 A, Unlimited Tax CAB GO Bonds (b)(e)	0.00%	08/01/2031	2,235	1,622,074
Series 2009 A, Unlimited Tax CAB GO Bonds (INS -AGC)(d)(e)	0.00%	08/01/2031	1,415	956,710
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS -NATL)(d)	5.00%	09/01/2024	2,425	2,431,717
Golden State Tobacco Securitization Corp.;
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,220,380
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	768,726
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,165	1,280,253
Series 2017 A-1, Ref. Tobacco Settlement RB	5.00%	06/01/2029	1,000	1,137,210
Series 2018 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	2,240	2,162,317
Series 2018 A-2, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	3,000	2,895,960
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INS -AGM)(d)	5.00%	06/01/2036	1,270	1,462,761
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS -AMBAC)(d)	5.25%	05/01/2023	830	875,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                        Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)

Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	$1,325	$ 1,324,589
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2036	8,000	2,422,560
Series 2007 C-2, Asset-Backed Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2047	14,000	1,915,760
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, Special Tax RB	5.00%	09/01/2044	445	473,057
Series 2014, Special Tax RB	5.00%	09/01/2049	445	471,923
Irvine Ranch Water District; Series 2016, Special Assessment RB (f)	5.25%	02/01/2046	4,305	4,991,691
Irvine Unified School District; Series 2015, Ref. Special Tax RB (INS -BAM)(d)	5.00%	09/01/2038	3,500	3,916,220
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	540,245
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, Special Tax RB	5.00%	09/01/2047	500	545,095
Irvine Unified School District No. 09-1; Series 2018 A, Ref. Special Tax RB	5.00%	09/01/2045	1,000	1,091,710
Long Beach (City of);
Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,597,300
Series 2015, Marina System RB	5.00%	05/15/2045	2,370	2,560,903
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,155,620
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,326,320
Los Alamitos Unified School District; Series 2013, Unlimited Tax Conv. CAB GO Bonds (g)	6.01%	08/01/2040	1,660	1,463,871
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	679,992
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,599,025
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,038,520
Series 2013, RB (k)	5.00%	05/15/2043	3,000	3,277,650
Los Angeles (City of) Department of Water & Power;
Series 2011 A, Power System RB (f)	5.00%	07/01/2022	1,800	1,946,106
Series 2011 A, Waterworks RB	5.25%	07/01/2039	1,500	1,589,355
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB (k)	5.00%	08/01/2036	1,000	1,124,680
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS -AMBAC)(d)(e)	0.00%	08/01/2024	1,265	1,107,773
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds (INS -AGC)(d)	5.00%	01/01/2034	3,000	3,032,160
Marin (County of) Water District Financing Authority; Series 2017, Sub. RB (f)	5.00%	07/01/2047	3,120	3,563,102
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS -AGC)(d)(e)	0.00%	08/01/2035	940	526,889
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS -NATL)(d)	5.00%	10/01/2020	475	475,190
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (b)(c)	5.25%	08/01/2019	1,000	1,015,600
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS -AGC)(d)(e)	0.00%	08/01/2031	840	563,791
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv.CAB GO Bonds (g)	6.25%	08/01/2043	2,035	1,749,428
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB (b)(c)	7.00%	08/01/2021	1,500	1,695,765
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS -AGM)(d)	5.62%	10/01/2034	1,000	1,021,590
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,418,975
Oakland Unified School District (County of Alameda); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,226,627
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	135,211
Series 2015 A, Special Tax RB	5.25%	08/15/2045	1,855	2,013,009
Orange (County of) Community Facilities District No. 2016-1 (Esencia Village); Series 2016A, Special Tax RB	5.00%	08/15/2046	2,000	2,140,160
Orange (County of) Water District; Series 2003 A, VRD COP (LOC-Citibank N.A.)(h)(i)	1.58%	03/12/2019	2,500	2,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                        Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)

Oroville (City of) (Oroville Hospital); Series 2019, RB	5.25%	04/01/2039	$1,325	$ 1,470,763
Palomar Community College District; Series 2010, Unlimited Tax Conv. CAB GO Bonds (g)	6.37%	08/01/2045	3,330	2,704,326
Palomar Pomerado Health; Series 2009, COP (b)(c)	6.75%	11/01/2019	2,000	2,067,940
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS -NATL)(d)	6.00%	04/01/2019	230	230,651
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,076,490
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS -NATL)(d)	5.00%	09/01/2023	1,400	1,403,710
Regents of the University of California;
Series 2009 O, General RB (b)(c)(f)	5.75%	05/15/2019	705	711,070
Series 2009 O, General RB (b)(c)(f)	5.75%	05/15/2019	1,050	1,059,041
Series 2016 L, Ref. Medical Center Pooled RB (f)	5.00%	05/15/2041	3,420	3,832,418
Series 2018 O, Limited RB	5.00%	05/15/2048	3,000	3,413,100
Riverside (City of);
Series 2008 B, Water RB (INS -AGM)(d)	5.00%	10/01/2033	1,000	1,002,760
Series 2008 D, Electric RB (INS -AGM)(d)	5.00%	10/01/2038	1,590	1,594,325
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,072,620
Riverside (County of) Public Financing Authority (Desert Communities and Interstate 215 Corridor);
Series 2017 A, Ref. Tax Allocation RB (INS -BAM)(d)	5.00%	10/01/2034	1,000	1,157,400
Series 2017 A, Ref. Tax Allocation RB (INS -BAM)(d)	4.00%	10/01/2040	500	511,425
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB (b)(c)	5.00%	06/01/2020	1,500	1,565,835
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,076,200
Sacramento (County of);
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,286,856
Series 2018 C, Ref. Sr. Airport System RB (k)	5.00%	07/01/2039	1,685	1,919,266
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,180,860
San Diego (City of) Public Facilities Financing Authority;
Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,794,226
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,732,380
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,449,768
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,754,745
San Diego (County of) Regional Airport Authority; Series 2017 B, Sub. Airport RB (k)	5.00%	07/01/2037	1,000	1,131,850
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB (f)	5.00%	04/01/2048	2,980	3,359,205
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds (b)(c)(f)	5.25%	08/01/2019	1,500	1,523,715
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds (b)(c)	5.00%	08/01/2021	2,500	2,714,225
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds (g)	6.62%	07/01/2041	1,250	1,039,112
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB (b)(c)	6.00%	05/01/2019	80	80,584
Series 2009 E, Second Series RB	6.00%	05/01/2039	920	926,716
Series 2011 C, Ref. Second Series RB (k)	5.00%	05/01/2023	5,000	5,323,350
Series 2011 G, Ref. Second Series Government Loan Program RB (b)(c)	5.25%	05/03/2021	1,450	1,566,290
Series 2011 G, Ref. Second Series Government Loan Program RB	5.25%	05/01/2028	550	592,466
Series 2018 D, Second Series RB (f)(k)	5.25%	05/01/2048	4,500	5,156,190
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,360,160
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North
Redevelopment); Series 2011 C, Tax Allocation RB (b)(c)	6.75%	02/01/2021	1,000	1,100,180
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB (b)(c)	7.00%	02/01/2021	500	552,035
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,178,561
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6(Mission Bay South Public Improvement); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	538,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                        Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)

San Francisco (City of) Bay Area Rapid Transit District;
Series 2012 A, Sales Tax RB	5.00%	07/01/2036	$730	$ 807,314
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,753,695
San Francisco (City of) Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, Unlimited Tax GO Bonds (f)	5.00%	08/01/2047	3,425	3,945,634
San Joaquin Hills Transportation Corridor Agency;
Series 2014 A, Ref. Sr. Lien Toll Road RB	5.00%	01/15/2044	1,730	1,866,099
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	2,000	2,157,240
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS -AGM)(d)(e)	0.00%	09/01/2031	3,110	2,161,201
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS -AGM)(d)	5.00%	08/01/2030	1,500	1,609,020
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds (g)	6.62%	08/01/2042	510	460,969
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,074,490
Series 2013, Special Tax RB	5.62%	09/01/2043	1,000	1,073,850
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	820	878,917
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	710	761,014
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	460	493,700
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2036	4,000	1,450,680
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS -AGM)(d)(e)	0.00%	08/01/2028	3,480	2,665,123
Series 2007 C, Unlimited Tax CAB GO Bonds (INS -AGM)(d)(e)	0.00%	08/01/2030	2,765	1,940,947
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	959,395
Southern California Metropolitan Water District; Series 2009 B, Ref. RB (f)	5.00%	07/01/2027	8,585	8,683,813
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011 1, RB (f)	5.25%	07/01/2031	2,100	2,260,860
Series 2011-1, RB (f)	5.25%	07/01/2029	2,100	2,261,868
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	860	860,026
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,840,115
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB (b)(c)	5.00%	04/01/2021	1,000	1,074,210
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB (INS -BAM)(d)	5.00%	09/01/2038	3,000	3,382,260
Val Verde Unified School District; Series 2009 A, Ref. COP (INS -AGC)(d)	5.13%	03/01/2036	1,475	1,475,000
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,076,200
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS -NATL)(d)(e)	0.00%	08/01/2025	2,500	2,174,000
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS -AGC)(d)	5.62%	09/01/2039	1,000	1,019,180
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,616,520
Woodland (City of) Community Facilities District 1; Series 2019, Special Tax RB	5.00%	09/01/2044	1,155	1,255,600
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS -AGM)(d)(e)	0.00%	08/01/2024	4,685	4,182,440
				433,259,660

Guam-1.78%

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,540,740
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB (b)(c)	5.37%	12/01/2019	1,000	1,028,450
Series 2009 A, Limited Obligation RB (b)(c)	5.62%	12/01/2019	660	679,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                        Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Guam-(continued)

Guam (Territory of) International Airport Authority; Series 2013 C, General RB (k)	6.25%	10/01/2034	$1,000	$1,139,680

Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	815,505

Port Authority of Guam; Series 2018 A, RB	5.00%	07/01/2048	1,825	1,996,076

				7,200,442

Virgin Islands-1.02%

Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB (k)	5.00%	09/01/2029	1,645	1,616,048

Series 2014 A, Ref. RB (k)	5.00%	09/01/2033	1,500	1,451,070

Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (j)	5.00%	09/01/2030	1,000	1,076,570

				4,143,688

Puerto Rico-0.42%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	870	878,413

Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, CAB RB (e)	0.00%	07/01/2027	1,120	814,016

				1,692,429

TOTAL INVESTMENTS IN SECURITIES(l) -110.38% (Cost $424,060,252)				446,296,219

FLOATING RATE NOTE OBLIGATIONS-(11.76)%
Notes with interest and fee rates ranging from 2.24% to 2.56% at 02/28/2019 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1J)(m)				(47,555,000)

OTHER ASSETS LESS LIABILITIES-1.38%				5,588,357

NET ASSETS-100.00%				$404,329,576

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CAB	- Capital Appreciation Bonds
Conv.	- Convertible
COP	- Certificates of Participation
GO	- General Obligation
INS	- Insurer
Jr.	- Junior
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
Sr.	- Senior
Sub.	- Subordinated
VRD	- Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                        Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Zero coupon bond issued at a discount.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note1J.
(g)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $21,974,427, which represented 5.43% of the Fund’s Net Assets.

(k)	Security subject to the alternative minimum tax.
(l)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(m)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Fund’s investments with a value of $75,888,394 are held by TOB Trusts and serve as collateral for the $47,555,000 in the floating rate note obligations outstanding at that date.

Portfolio Composition

By credit sector, based on total investments

as of February 28, 2019

Revenue Bonds	71.9%
General Obligation Bonds	16.8
Pre-refunded Bonds	11.3

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 10 Year Notes	191	June-2019	$(23,302,000)	$68,186	$68,186

(a)	Futures contracts collateralized by $245,000 held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                        Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value
(Cost $424,060,252)	$446,296,219
Other investments:
Variation margin receivable – futures contracts	41,780
Deposits with brokers:
Cash collateral – OTC Derivatives	245,000
Cash	187,238
Receivable for:
Fund shares sold	1,014,855
Interest	5,085,617
Investment for trustee deferred compensation and retirement plans	66,842
Other assets	44,195
Total assets	452,981,746

Liabilities:

Floating rate note obligations	47,555,000
Payable for:
Dividends	484,639
Fund shares reacquired	251,795
Accrued fees to affiliates	134,487
Accrued trustees’ and officers’ fees and benefits	3,696
Accrued other operating expenses	101,394
Trustee deferred compensation and retirement plans	121,159
Total liabilities	48,652,170
Net assets applicable to shares outstanding	$404,329,576

Net assets consist of:

Shares of beneficial interest	$397,824,925
Distributable earnings	6,504,651
$404,329,576

Net Assets:

Class A	$318,833,495
Class C	$ 31,318,321
Class Y	$ 42,414,084
Class R6	$ 11,763,676

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	27,319,103
Class C	2,665,011
Class Y	3,621,162
Class R6	1,003,523
Class A:
Net asset value per share	$ 11.67
Maximum offering price per share
(Net asset value of $11.67 ÷ 95.75%)	$ 12.19
Class C:
Net asset value and offering price per share	$ 11.75
Class Y:
Net asset value and offering price per share	$ 11.71
Class R6:
Net asset value and offering price per share	$ 11.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                        Invesco California Tax-Free Income Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Interest	$9,567,726

Expenses:

Advisory fees	938,346

Administrative services fees	45,384

Custodian fees	(470)

Distribution fees:
Class A	372,425

Class C	167,210

Interest, facilities and maintenance fees	608,131

Transfer agent fees – A, C and Y	190,586

Transfer agent fees – R6	22

Trustees’ and officers’ fees and benefits	13,203

Registration and filing fees	12,668

Reports to shareholders	12,220

Professional services fees	20,342

Taxes	26,899

Other	12,344

Total expenses	2,419,310

Less: Expense offset arrangement(s)	(264)

Net expenses	2,419,046

Net investment income	7,148,680

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(1,253,061)

Futures contracts	(483,691)

(1,736,752)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,674,535)

Futures contracts	68,186

(1,606,349)

Net realized and unrealized gain (loss)	(3,343,101)

Net increase in net assets resulting from operations	$3,805,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                        Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28,	August 31,
	2019	2018

Operations:

Net investment income	$7,148,680	$14,698,223

Net realized gain (loss)	(1,736,752)	(1,075,869)

Change in net unrealized appreciation (depreciation)	(1,606,349)	(11,749,146)

Net increase in net assets resulting from operations	3,805,579	1,873,208

Distributions to shareholders from distributable earnings(1):

Class A	(5,439,526)	(11,286,198)

Class B	–	(74,772)

Class C	(676,379)	(1,587,707)

Class Y	(799,772)	(1,664,405)

Class R6	(229,509)	(232,741)

Total distributions to shareholders from distributable earnings	(7,145,186)	(14,845,823)

Share transactions-net:

Class A	14,034,962	(21,912,047)

Class B	–	(6,256,180)

Class C	(18,204,516)	(807,095)

Class Y	(2,284,865)	1,108,834

Class R6	334,500	11,657,490

Net increase (decrease) in net assets resulting from share transactions	(6,119,919)	(16,208,998)

Net increase (decrease) in net assets	(9,459,526)	(29,181,613)

Net assets:

Beginning of period	413,789,102	442,970,715

End of period	$404,329,576	$413,789,102

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                        Invesco California Tax-Free Income Fund

Statement of Cash Flows

For the six month ended February 28, 2019

(Unaudited)

Cash provided by operating activities:

Net increase in net assets resulting from operations	$3,805,579

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:

Purchases of investments	(39,142,778)

Proceeds from sales of investments	51,490,450

Purchases of short-term investments, net	(3,605,000)

Amortization of premium on investment securities	1,207,655

Accretion of discount on investment securities	(1,116,526)

Decrease in receivables and other assets	61,366

Decrease in accrued expenses and other payables	(25,524)

Increase in variation margin receivable - futures contracts	(41,780)

Net realized loss from investment securities	1,253,061

Net change in unrealized depreciation on investment securities	1,674,535

Increase in cash collateral swap agreements	(245,000)

Net cash provided by operating activities	15,316,038

Cash provided by (used in) financing activities:

Dividends paid to shareholders from distributable earnings	(2,760,913)

Proceeds from shares of beneficial interest sold	56,755,815

Proceeds of TOB Trusts	1,505,000

Repayments of TOB Trusts	(3,620,000)

Disbursements from shares of beneficial interest reacquired	(68,088,719)

Net cash provided by (used in) financing activities	(16,208,817)

Net decrease in cash and cash equivalents	(892,779)

Cash and cash equivalents at beginning of period	1,080,017

Cash and cash equivalents at end of period	$187,238

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$4,338,162

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$608,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                        Invesco California Tax-Free Income Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

    The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6shares are sold at net asset value.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

    Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

    The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

    The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

18                        Invesco California Tax-Free Income Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

    The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

    The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

    The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the

19                        Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

    Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

    Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

    There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

    TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

    Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

    There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

    For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.47%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.00%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee

20                        Invesco California Tax-Free Income Fund

waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A - up to 0.25% of the average daily net assets of Class A shares; and (2) Class C - up to 0.75% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

    For the six months ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $7,586 in front-end sales commissions from the sale of Class A shares and $8,076 and $254 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$ –	$446,296,219	$–	$446,296,219

Other Investments - Assets*

Futures Contracts	68,186	–	–	68,186

Total Investments	$68,186	$446,296,219	$–	$446,364,405

* Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

21                        Invesco California Tax-Free Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Interest
Derivative Assets	Rate Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$68,186
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$68,186

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk
Realized (Loss):
Futures contracts	$(483,691)
Change in Net Unrealized Appreciation:
Futures contracts	68,186
Total	$(415,505)

    The table below summarizes the four-month average notional value of derivatives held during the period.

Futures
Contracts
Average notional value	$19,322,063

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $264.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

    Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the six months ended February 28, 2019 were $48,210,000 and 2.54%, respectively.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

22                        Invesco California Tax-Free Income Fund

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
August 31, 2018	$1,906,728	$-	$1,906,728
Not subject to expiration	5,873,184	7,114,208	12,957,392
	$7,749,912	$7,114,208	$14,864,120

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $39,219,294 and $51,250,150, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$24,564,818

Aggregate unrealized (depreciation) of investments	(1,660,542)

Net unrealized appreciation of investments	$22,904,276

Cost of investments for tax purposes is $423,460,129.

NOTE 10–Share Information

		Summary of Share Activity

	Six months ended		Year ended
	February 28, 2019(a)		August 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	3,556,326	$41,257,464	2,499,917	$29,773,939

Class B(b)	–	–	2	23

Class C	439,797	5,136,124	1,412,191	16,962,855

Class Y	619,465	7,203,919	1,598,496	19,122,183

Class R6	324,768	3,788,641	1,102,949	13,173,581

Issued as reinvestment of dividends:
Class A	284,513	3,301,334	601,520	7,139,093

Class B(b)	–	–	2,711	32,853

Class C	37,318	435,645	89,874	1,073,253

Class Y	37,380	435,511	71,708	854,632

Class R6	14,222	165,672	15,319	181,167

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	353,611	4,215,042

Class B	–	–	(347,895)	(4,215,042)

23                        Invesco California Tax-Free Income Fund

		Summary of Share Activity

	Six months ended		Year ended
	February 28, 2019(a)		August 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,633,363)	(30,523,836)	(5,308,093)	(63,040,121)

Class B(b)	–	–	(173,722)	(2,074,014)

Class C	(2,036,291)	(23,776,285)	(1,576,923)	(18,843,203)

Class Y	(852,864)	(9,924,295)	(1,575,593)	(18,867,981)

Class R6	(311,167)	(3,619,813)	(143,404)	(1,697,258)

Net increase (decrease) in share activity	(519,896)	$(6,119,919)	(1,377,332)	$(16,208,998)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

    The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$11.76	$0.21	$(0.09)	$0.12	$(0.21)	$11.67	1.02%	$318,833	1.19	%(d)	1.19	%(d)	0.89	%(d)	3.60	%(d)	9%
Year ended 08/31/18	12.12	0.41	(0.35)	0.06	(0.42)	11.76	0.48	307,176	1.27		1.27		0.92		3.46		18
Year ended 08/31/17	12.63	0.45	(0.51)	(0.06)	(0.45)	12.12	(0.41)	338,904	1.02		1.02		0.88		3.70		18
Year ended 08/31/16	12.09	0.46	0.54	1.00	(0.46)	12.63	8.37	353,372	0.94		0.94		0.87		3.71		7
Year ended 08/31/15	12.15	0.48	(0.06)	0.42	(0.48)	12.09	3.48	300,873	0.91		0.91		0.86		3.94		12
Year ended 08/31/14	11.20	0.49	0.95	1.44	(0.49)	12.15	13.14	296,200	0.93		0.93		0.87		4.25		12
Class C
Six months ended 02/28/19	11.84	0.18	(0.09)	0.09	(0.18)	11.75	0.76	31,318	1.69	(d)	1.69	(d)	1.39	(d)	3.10	(d)	9
Year ended 08/31/18	12.19	0.36	(0.35)	0.01	(0.36)	11.84	0.07 (e)	50,017	1.75	(e)	1.75	(e)	1.40	(e)	2.98	(e)	18
Year ended 08/31/17	12.71	0.39	(0.52)	(0.13)	(0.39)	12.19	(0.94)	52,424	1.52		1.52		1.38		3.20		18
Year ended 08/31/16	12.16	0.40	0.54	0.94	(0.39)	12.71	7.88	57,137	1.44		1.44		1.37		3.21		7
Year ended 08/31/15	12.23	0.42	(0.07)	0.35	(0.42)	12.16	2.87	28,335	1.41		1.41		1.36		3.44		12
Year ended 08/31/14	11.27	0.44	0.96	1.40	(0.44)	12.23	12.62 (e)	20,485	1.43	(e)	1.43	(e)	1.37	(e)	3.75	(e)	12
Class Y
Six months ended 02/28/19	11.81	0.22	(0.10)	0.12	(0.22)	11.71	1.06	42,414	0.94	(d)	0.94	(d)	0.64	(d)	3.85	(d)	9
Year ended 08/31/18	12.16	0.44	(0.34)	0.10	(0.45)	11.81	0.83	45,078	1.03		1.03		0.68		3.70		18
Year ended 08/31/17	12.68	0.48	(0.52)	(0.04)	(0.48)	12.16	(0.24)	45,285	0.77		0.77		0.63		3.95		18
Year ended 08/31/16	12.13	0.49	0.55	1.04	(0.49)	12.68	8.70	39,091	0.69		0.69		0.62		3.96		7
Year ended 08/31/15	12.20	0.51	(0.07)	0.44	(0.51)	12.13	3.65	23,698	0.66		0.66		0.61		4.19		12
Year ended 08/31/14	11.24	0.52	0.96	1.48	(0.52)	12.20	13.48	22,380	0.69		0.69		0.63		4.49		12
Class R6
Six months ended 02/28/19	11.80	0.23	(0.08)	0.15	(0.23)	11.72	1.28	11,764	0.85	(d)	0.85	(d)	0.55	(d)	3.94	(d)	9
Year ended 08/31/18	12.17	0.45	(0.37)	0.08	(0.45)	11.80	0.70	11,518	0.96		0.96		0.61		3.77		18
Year ended 08/31/17(f)	11.97	0.19	0.21	0.40	(0.20)	12.17	3.40	10	0.81	(g)	0.81	(g)	0.67	(g)	3.91	(g)	18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $303,934, $44,959, $42,486 and $11,226 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.72% and 0.74% for the years ended August 31, 2018 and 2014, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

24                        Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$1,010.20	$5.93	$1,018.89	$5.96	1.19%
Class C	1,000.00	1,007.60	8.41	1,016.41	8.45	1.69
Class Y	1,000.00	1,010.60	4.69	1,020.13	4.71	0.94
Class R6	1,000.00	1,012.80	4.24	1,020.58	4.26	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25                        Invesco California Tax-Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

⬛	Fund reports and prospectuses
⬛	Quarterly statements
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⬛	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-CTFI-SAR-1	04242019 0745

Semiannual Report to Shareholders February 28, 2019 Invesco Core Plus Bond Fund Nasdaq: A: ACPSX ∎ C: CPCFX ∎ R: CPBRX ∎ Y: CPBYX ∎ R5: CPIIX ∎ R6: CPBFX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

37	Financial Statements

40	Notes to Financial Statements

50	Financial Highlights

52	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	1.10%
Class C Shares	0.62
Class R Shares	0.97
Class Y Shares	1.22
Class R5 Shares	1.13
Class R6 Shares	1.25
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	1.99
Lipper Core Plus Bond Funds Index∎ (Peer Group Index)	1.97
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
The Lipper Core Plus Bonds Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges
Class A Shares
Inception (6/3/09)	3.88%
5 Years	1.96
1 Year	-2.91
Class C Shares*
Inception (6/3/09)	3.55%
5 Years	2.06
1 Year	-0.38
Class R Shares
Inception (6/3/09)	4.08%
5 Years	2.59
1 Year	1.11
Class Y Shares
Inception (6/3/09)	4.61%
5 Years	3.10
1 Year	1.61
Class R5 Shares
Inception (6/3/09)	4.59%
5 Years	3.11
1 Year	1.61
Class R6 Shares
Inception	4.55%
5 Years	3.18
1 Year	1.67
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/3/09)	3.69%
5 Years	1.97
1 Year	-6.81
Class C Shares
Inception (6/3/09)	3.38%
5 Years	2.09
1 Year	-4.30
Class R Shares
Inception (6/3/09)	3.90%
5 Years	2.60
1 Year	-2.87
Class Y Shares
Inception (6/3/09)	4.42%
5 Years	3.11
1 Year	-2.46
Class R5 Shares
Inception (6/3/09)	4.42%
5 Years	3.14
1 Year	-2.38
Class R6 Shares
Inception	4.37%
5 Years	3.21
1 Year	-2.32

shares was 0.76%, 1.51%, 1.01%, 0.51%, 0.51% and 0.45%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.84%, 1.59%, 1.09%, 0.59%, 0.56% and 0.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least December 31, 2019. See current prospectus for more information.

3	Invesco Core Plus Bond Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the Bruce Crockett investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,

Senior Managing Director, Invesco Ltd.

4	Invesco Core Plus Bond Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-45.53%

Aerospace & Defense-0.24%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	$119,000	$121,529
L3 Technologies, Inc., Sr. Unsec. Gtd. Global Notes, 3.85%, 12/15/2026	600,000	597,962
Moog, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	97,000	98,778
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.25%, 01/15/2028	600,000	575,236
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 4.60%, 06/15/2028	675,000	671,770
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	321,000	313,777
TransDigm, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	55,000	55,688
6.50%, 05/15/2025	201,000	201,000
Sr. Unsec. Sub. Notes, 7.50%, 03/15/2027(b)	5,884,000	5,927,542
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	368,000	350,520
Sr. Unsec. Sub. Gtd. Global Notes, 4.88%, 04/01/2021	188,000	186,120
		9,099,922

Agricultural & Farm Machinery-0.01%

Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	341,000	319,688

Agricultural Products-0.01%

Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	266,000	268,031

Air Freight & Logistics-0.31%

Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	13,216,000	11,708,084
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	67,000	68,424
		11,776,508

	Principal Amount	Value
Airlines-3.28%
Air Canada Pass Through Trust (Canada), Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 01/15/2030(b)	$5,161,397	$4,961,093
American Airlines Pass Through Trust, Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 10/15/2028	4,569,366	4,333,853
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 10/15/2025	4,761,373	4,622,679
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 02/15/2029	6,164,100	6,068,317
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 02/15/2025	4,852,018	4,937,545
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 10/15/2029	8,932,550	8,551,314
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 10/15/2025	6,195,141	6,020,496
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	8,219,000	8,023,799
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 2.88%, 03/13/2020	4,744,000	4,740,474
2.60%, 12/04/2020	8,050,000	7,953,932
3.40%, 04/19/2021	2,569,000	2,566,451
3.63%, 03/15/2022	7,899,000	7,877,814
3.80%, 04/19/2023	4,552,000	4,517,782
4.38%, 04/19/2028	4,429,000	4,261,016
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.20%, 11/15/2027	5,405,927	5,252,399
Latam Finance Ltd. (Chile), Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2026(b)	225,000	226,406
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 11/10/2023(b)	15,675,333	16,137,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Core Plus Bond Fund

	Principal Amount	Value
Airlines-(continued)

United Airlines Pass Through Trust, Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 03/01/2030	$11,567,000	$11,222,288
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 03/01/2030	11,797,000	11,502,076
Series 2019-1, Class A, Pass Through Ctfs., 4.55%, 08/25/2031	2,290,000	2,332,594
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	6,555	6,686
		126,116,770

Alternative Carriers-0.06%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	468,000	487,305
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	722,000	765,546
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	837,000	837,000
5.25%, 03/15/2026	366,000	360,052
		2,449,903

Aluminum-0.11%

Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	154,000	155,492
5.88%, 09/30/2026(b)	37,000	36,168
PT Indonesia Asahan Aluminium (Persero) (Indonesia), Sr. Unsec. Notes, 5.23%, 11/15/2021(b)	3,530,000	3,648,908
Sr. Unsec. Sub. Notes, 5.71%, 11/15/2023(b)	200,000	211,397
		4,051,965

Apparel Retail-0.11%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	226,000	227,695
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	3,691,000	3,764,820
6.88%, 11/01/2035	281,000	243,767
6.75%, 07/01/2036	22,000	18,700
		4,254,982

Apparel, Accessories & Luxury Goods-0.01%

Hanesbrands, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	31,000	31,121
4.88%, 05/15/2026(b)	547,000	541,530
		572,651

	Principal Amount	Value
Asset Management & Custody Banks-0.54%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	$660,000	$678,456
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	5,598,000	5,543,908
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	3,581,000	3,601,657
Carlyle Finance LLC, Sr. Unsec. Gtd.Notes, 5.63%, 03/30/2043(b)	2,866,000	2,760,507
5.65%, 09/15/2048(b)	7,657,000	7,447,414
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	638,000	674,366
		20,706,308

Auto Parts & Equipment-0.12%

Aptiv PLC, Sr. Unsec. Sub. Gtd. Global Notes, 5.40%, 03/15/2049	3,647,000	3,630,880
Dana, Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	414,000	412,447
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	166,000	148,363
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	191,000	162,350
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	66,000	67,650
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	340,000	340,850
		4,762,540

Automobile Manufacturers-3.17%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.68%, 01/09/2020	5,293,000	5,252,686
5.09%, 01/07/2021	12,522,000	12,760,352
3.81%, 10/12/2021	8,681,000	8,573,510
5.60%, 01/07/2022	7,258,000	7,440,552
4.69%, 06/09/2025	10,169,000	9,612,742
General Motors Co., Sr. Unsec. Global Notes, 4.88%, 10/02/2023	370,000	382,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Core Plus Bond Fund

	Principal Amount	Value
Automobile Manufacturers-(continued)

General Motors Financial Co., Inc., Series B, Jr. Unsec. Sub. Global Notes Floating Rate, 6.50%(c)(d)	$12,452,000	$11,318,557
Sr. Unsec. Gtd. Global Floating Rate Notes, 3.65% (3 mo. USD LIBOR + 0.85%), 04/09/2021(d)	6,385,000	6,325,487
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	4,124,000	4,124,480
Sr. Unsec. Sub. Global Notes, 5.10%, 01/17/2024	9,190,000	9,416,229
Hyundai Capital America, Sr. Unsec. Notes, 3.95%, 02/01/2022(b)	11,179,000	11,248,052
4.30%, 02/01/2024(b)	19,392,000	19,445,436
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	602,000	594,475
Toyota Motor Corp. (Japan), Sr. Unsec. Global Bonds, 3.42%, 07/20/2023	300,000	303,750
Volkswagen Group of America Finance LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.46% (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(d)	6,674,000	6,687,129
3.64% (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(d)	7,881,000	7,890,765
Sr. Unsec. Gtd. Notes, 4.25%, 11/13/2023(b)	600,000	611,310
		121,987,631

Automotive Retail-0.03%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	85,000	84,469
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	472,000	477,900
Penske Automotive Group, Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	584,000	575,211
		1,137,580

Brewers-0.10%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Notes, 3.65%, 02/01/2026(b)	485,000	478,977
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 5.45%, 01/23/2039	3,317,000	3,491,587
		3,970,564

	Principal Amount	Value
Broadcasting-0.16%

AMC Networks, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	$155,000	$154,177
4.75%, 08/01/2025	44,000	42,900
CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	275,000	268,443
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	242,000	243,029
Fox Corp., Sr. Unsec. Sub. Gtd. Notes, 5.58%, 01/25/2049(b)	3,470,000	3,678,015
Gray Escrow, Inc., Sr. Unsec. Notes, 7.00%, 05/15/2027(b)	185,000	196,100
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	184,000	196,046
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	901,000	940,689
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	112,000	111,440
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	125,768
TV Azteca, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	265,000	260,031
		6,216,638

Building Products-0.04%

Owens Corning, Sr. Unsec. Global Notes, 4.20%, 12/01/2024	500,000	497,656
Standard Industries, Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025(b)	486,000	509,693
5.00%, 02/15/2027(b)	429,000	409,695
		1,417,044

Cable & Satellite-0.96%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	400,000	388,000
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	205,998
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	440,000	438,900
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	245,000	250,206
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,785,000	1,854,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite-(continued)

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	$265,000	$272,022
4.91%, 07/23/2025	260,000	269,602
5.38%, 04/01/2038	5,235,000	5,072,224
5.38%, 05/01/2047	4,585,000	4,354,177
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/2025	4,479,000	4,620,459
4.60%, 10/15/2038	5,889,000	6,067,138
3.40%, 07/15/2046	500,000	421,647
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	4,933,000	4,663,297
CSC Holdings, LLC, Sr. Unsec. Deb., 5.50%, 05/15/2026(b)	200,000	203,500
Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	500,000	581,250
Sr. Unsec. Sub. Notes, 7.75%, 07/15/2025(b)	395,000	422,650
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	365,000	343,927
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/01/2019	387,000	395,707
5.88%, 11/15/2024	1,757,000	1,486,334
Globo Comunicação e Participações S.A. (Brazil), Sr. Unsec. Notes, 5.13%, 03/31/2027(b)	267,000	261,863
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	834,000	769,365
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	295,000	299,336
Sirius XM Radio, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2024(b)	475,000	494,000
5.38%, 07/15/2026(b)	409,000	411,556
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	400,000	387,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	400,000	411,500
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	206,000

	Principal Amount	Value
Cable & Satellite-(continued)

Virgin Media Bristol LLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	$700,000	$698,250
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	206,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	224,000	231,000
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	241,875
		36,929,023

Casinos & Gaming-0.16%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	163,000	170,539
6.00%, 08/15/2026	126,000	129,701
MGM Resorts International, Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	110,000	121,000
6.00%, 03/15/2023	485,000	508,644
4.63%, 09/01/2026	350,000	334,250
Sands China Ltd. (Macau), Sr. Unsec. Global Notes, 5.40%, 08/08/2028	3,670,000	3,733,979
Scientific Games International, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	547,000	577,085
Studio City Finance Ltd. (Macau), Sr. Unsec. Gtd. Notes, 7.25%, 02/11/2024(b)	200,000	203,980
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	436,000	435,586
		6,214,764

Coal & Consumable Fuels-0.01%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	547,000	557,940

Commodity Chemicals-0.03%

Alpek SAB de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 11/20/2022(b)	300,000	304,500
Braskem Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.38%(b)(c)	186,000	187,862
Koppers, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	159,000	139,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Core Plus Bond Fund

	Principal Amount	Value
Commodity Chemicals-(continued)

Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	$170,000	$159,278
Valvoline, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	243,000	244,519
		1,036,079

Communications Equipment-0.03%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	446,000	422,585
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	614,000	602,487
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	249,000	267,675
		1,292,747

Construction & Engineering-0.00%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	97,000	92,514
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	79,000	73,865
		166,379

Construction Machinery & Heavy Trucks-0.22%

Meritor, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	209,000	213,441
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	179,000	182,133
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	546,000	531,668
Wabtec Corp., Sr. Unsec. Gtd. Global Notes, 4.15%, 03/15/2024	4,879,000	4,875,921
4.70%, 09/15/2028	2,597,000	2,582,305
		8,385,468

Construction Materials-0.10%

CRH America Finance, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 3.95%, 04/04/2028(b)	4,106,000	3,935,337

Consumer Finance-0.57%

Ally Financial, Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	4,449,000	4,482,367
5.13%, 09/30/2024	919,000	967,248
4.63%, 03/30/2025	750,000	766,650
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	145,000	152,069
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.75%, 03/09/2027	5,947,000	5,710,392

	Principal Amount	Value
Consumer Finance-(continued)

Discover Financial Services, Class C, Jr. Unsec. Sub. Global Notes, 5.50%(c)(d)	$132,000	$124,256
Navient Corp., Sr. Unsec. Medium-Term Notes, 8.00%, 03/25/2020	235,000	246,005
7.25%, 01/25/2022	870,000	915,675
Sr. Unsec. Unsub. Global Notes, 7.25%, 09/25/2023	683,000	706,905
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	5,120,000	5,003,041
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	3,013,000	2,728,271
		21,802,879

Copper-0.73%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	200,000	203,675
7.50%, 04/01/2025(b)	800,000	775,000
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	24,790,000	24,859,412
5.40%, 11/14/2034	1,706,000	1,565,255
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	246,500
Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	333,000	311,355
		27,961,197

Data Processing & Outsourced Services-0.14%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	4,764,000	4,335,433
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	953,000	987,155
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	82,151
		5,404,739

Department Stores-0.47%

Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.38%, 09/01/2023	17,966,000	17,694,101
SACI Falabella (Chile), Sr. Unsec. Notes, 3.75%, 10/30/2027(b)	200,000	190,000
		17,884,101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Core Plus Bond Fund

	Principal Amount	Value
Distillers & Vintners-0.13%

Constellation Brands, Inc., Sr. Unsec. Gtd. Floating Rate Global Notes, 3.38% (3 mo. USD LIBOR + 0.70%), 11/15/2021(d)	$5,132,000	$5,112,082

Diversified Banks-5.95%

ABN AMRO Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.45%, 06/04/2020(b)	6,244,000	6,207,248
Africa Finance Corp. (Supranational), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.38%, 04/29/2020(b)	320,000	321,315
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)(d)	10,519,000	11,060,413
Banco de Bogotá S.A. (Colombia), Sr. Unsec. Notes, 4.38%, 08/03/2027(b)	400,000	388,104
Banco del Estado de Chile (Chile), REGS, Sr. Unsec. Euro Notes, 4.13%, 10/07/2020(b)	300,000	303,615
Sr. Unsec. Notes, 2.67%, 01/08/2021(b)	7,638,000	7,525,969
Banco do Brasil S.A. (Brazil), REGS, Jr. Unsec. Euro Notes, 8.50%(b)(c)(d)	5,349,000	5,698,076
Banco Safra S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 02/08/2023(b)	250,000	248,437
Bank of America Corp., Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	4,663,000	4,756,360
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	215,917
Barclays PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.63%(c)(d)	7,410,000	7,401,716
REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(c)(d)	200,000	210,252
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	2,345,000	2,264,797
BBVA Bancomer S.A. (Mexico), Jr. Unsec. Sub. Notes, 7.25%, 04/22/2020(b)	5,605,000	5,808,237
Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,390,194
BNP Paribas S.A. (France), Sr. Unsec. Notes, 2.38%, 05/21/2020	6,282,000	6,250,291
Unsec. Sub. Floating Rate Notes, 4.38% (5 yr. U.S. Swap Rate + 1.48%), 03/01/2033(b)(d)	11,980,000	11,490,555
BPCE S.A. (France), Jr. Unsec. Sub. Bonds, 12.50%(b)(c)(d)	3,375,000	3,548,846

	Principal Amount	Value
Diversified Banks-(continued)

Citigroup Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95%(c)(d)	$272,000	$277,855
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)(d)	1,480,000	1,499,011
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)(d)	6,669,000	7,016,655
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	6,552,000	7,083,526
Unsec. Sub. Notes, 4.45%, 09/29/2027	9,614,000	9,656,834
Cooperatieve Rabobank UA (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)(d)	16,376,000	16,805,870
Crédit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(c)(d)	202,000	225,741
Development Bank of Kazakhstan JSC (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.13%, 12/10/2022(b)	300,000	302,058
DIB Sukuk Ltd. (United Arab Emirates), REGS, Sr. Unsec. Euro Bonds, 3.66%, 02/14/2022(b)	200,000	198,850
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	335,000	317,097
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	241,000	300,437
Export-Import Bank of India (India), REGS, Sr. Unsec. Euro Bonds, 3.38%, 08/05/2026(b)	200,000	188,206
REGS, Sr. Unsec. Medium-Term Euro Notes, 3.88%, 10/02/2019(b)	630,000	631,484
3.13%, 07/20/2021(b)	325,000	320,834
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	7,642,000	7,701,608
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Floating Rate Bonds, 6.00% (5 yr. U.S. Swap Rate + 3.74%)(c)(d)	10,561,000	10,299,351
Sr. Unsec. Global Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	6,489,000	6,432,791
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	570,000	573,895
Industrial Senior Trust (Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(b)	500,000	505,000
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.75%, 03/22/2021(b)	5,088,000	5,056,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks-(continued)

ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)(d)	$200,000	$199,800
REGS, Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(c)(d)	200,000	208,464
JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Floating Rate Notes, 6.22% (3 mo. USD LIBOR + 3.47%)(c)(d)	8,921,000	8,976,533
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	11,797,000	9,337,031
Sr. Unsec. Floating Rate Global Notes, 3.66% (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	14,136,000	14,123,126
Sr. Unsec. Global Floating Rate Notes, 3.78% (3 mo. USD LIBOR + 1.34%), 02/01/2028(d)	5,425,000	5,421,195
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	8,152,000	8,004,225
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	5,110,000	4,947,504
Lloyds Banking Group PLC (United Kingdom), Unsec. Global Notes, 4.65%, 03/24/2026	500,000	493,779
Multibank, Inc. (Panama), Sr. Unsec. Notes, 4.38%, 11/09/2022(b)	200,000	199,000
Nordea Bank AB (Finland), Jr. Unsec. Sub. Notes, 5.50%(b)(c)(d)	3,560,000	3,555,550
QNB Finance Ltd. (Qatar), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 09/07/2021(b)	340,000	330,458
Royal Bank of Scotland Group PLC (The) (United Kingdom), Jr. Unsec. Sub. Bonds, 7.50%(c)(d)	425,000	436,050
Jr. Unsec. Sub. Notes, 8.63%(c)(d)	200,000	214,960
Sr. Unsec. Floating Rate Notes, 3.50% (3 mo. USD LIBOR + 1.48%), 05/15/2023(d)	430,000	424,265
Societe Generale S.A. (France), Jr. Unsec. Sub. Floating Rate Notes, 7.38% (5 yr. U.S. Swap Rate + 6.23%)(b)(c)(d)	2,988,000	3,100,050
REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(c)(d)	202,000	209,575

	Principal Amount	Value
Diversified Banks-(continued)

Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Floating Rate Notes, 7.75% (5 yr. U.S. Swap Rate + 5.72%)(b)(c)(d)	$5,720,000	$6,000,137
REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(c)(d)	200,000	209,500
Sr. Unsec. Floating Rate Notes, 3.91% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(d)	3,722,000	3,717,563
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	7,491,000	8,161,276
		228,754,233

Diversified Capital Markets-0.14%

Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 7.50%(b)(c)(d)	305,000	327,033
REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(c)(d)	201,000	208,454
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	725,000	717,176
UBS AG (Switzerland), Sr. Unsec. Medium-Term Global Bonds, 4.88%, 08/04/2020	3,987,000	4,089,882
		5,342,545

Diversified Chemicals-0.67%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	75,000	78,375
CNAC (HK) Finbridge Co. Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 3.00%, 07/19/2020(b)	300,000	297,889
Dow Chemical Co. (The), Sr. Unsec. Notes, 4.55%, 11/30/2025(b)	500,000	517,383
OCP S.A. (Morocco), REGS, Sr. Unsec. Euro Notes, 4.50%, 10/22/2025(b)	700,000	696,054
Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,929,064
Office Cherifien desÂ Phosphates (Morocco), REGS, Sr. Unsec. Euro Notes, 6.88%, 04/25/2044(b)	400,000	437,731
SABIC Capital II B.V. (Saudi Arabia), Sr. Unsec. Gtd. Bonds, 4.00%, 10/10/2023(b)	200,000	202,975
4.50%, 10/10/2028(b)	200,000	206,000
Sasol Financing USA LLC (South Africa), Sr. Unsec. Gtd. Global Notes, 5.88%, 03/27/2024	13,274,000	13,769,774
6.50%, 09/27/2028	7,116,000	7,487,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Chemicals-(continued)
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	$97,000	$91,665
		25,714,767

Diversified Metals & Mining-0.06%

Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec. Notes, 3.63%, 08/01/2027(b)	200,000	197,736
Hudbay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	448,000	466,480
Minmetals Bounteous Finance (BVI) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 3.50%, 07/30/2020(b)	300,000	299,650
3.13%, 07/27/2021(b)	300,000	295,569
MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	313,948
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	603,000	638,252
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	262,000	248,546
		2,460,181

Diversified REITs-0.35%

STORE Capital Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2029	5,290,000	5,232,173
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	8,353,000	8,311,319
		13,543,492

Electric Utilities-0.17%

Adani Transmission Ltd. (India), Sr. Sec. First Lien Notes, 4.00%, 08/03/2026(b)	200,000	179,437
CLP Power Hong Kong Financing Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	194,844
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.88%, 09/21/2038(b)	550,000	542,948
Eskom Holdings SOC Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 6.35%, 08/10/2028(b)	222,000	228,033
Israel Electric Corp. Ltd. (The) (Israel), REGS, Sr. Sec. Medium-Term Global Notes, 4.25%, 08/14/2028(b)	200,000	198,030

	Principal Amount	Value
Electric Utilities-(continued)
Korea East-West Power Co. Ltd. (South Korea), Sr. Unsec. Notes, 3.88%, 07/19/2023(b)	$200,000	$204,060
Korea Hydro & Nuclear Power Co., Ltd. (South Korea), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.00%, 09/19/2022(b)	200,000	198,585
Sr. Unsec. Notes, 3.75%, 07/25/2023(b)	200,000	203,765
Perusahaan Listrik Negara PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 5.45%, 05/21/2028(b)	200,000	209,112
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Floating Rate Notes, 5.50% (3 mo. USD LIBOR + 3.63%), 03/15/2057(d)	3,932,000	3,955,188
State Grid Overseas Investment (2016) Ltd. (China), Sr. Unsec. Gtd. Notes, 3.50%, 05/04/2027(b)	200,000	194,370
Trinidad Generation Unlimited (Trinidad), REGS, Sr. Unsec. Euro Notes, 5.25%, 11/04/2027(b)	400,000	388,004
		6,696,376

Electrical Components & Equipment-0.01%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	269,000	269,000

Electronic Equipment & Instruments-0.01%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	266,000	259,350

Electronic Manufacturing Services-0.01%

Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	280,000	252,504

Environmental & Facilities Services-0.03%

Core & Main L.P., Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	359,000	347,332
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	654,000	622,935
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	245,000	238,875
		1,209,142

Fertilizers & Agricultural Chemicals-0.01%

OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	211,000	219,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Core Plus Bond Fund

	Principal Amount	Value
Financial Exchanges & Data-0.02%
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/2024	$700,000	$740,892
MSCI, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	180,250
		921,142

Food Distributors-0.01%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	365,000	373,771

Food Retail-0.01%

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	513,000	515,565

Gas Utilities-0.03%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	124,000	125,860
5.88%, 08/20/2026	298,000	300,146
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	221,000	198,900
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	81,000	72,900
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	631,000	626,267
		1,324,073

General Merchandise Stores-0.01%

Dollar Tree, Inc., Sr. Unsec. Global Notes, 3.70%, 05/15/2023	250,000	248,089
4.00%, 05/15/2025	250,000	245,718
		493,807

Health Care Distributors-0.02%

AmerisourceBergen Corp., Sr. Unsec. Global Notes, 4.30%, 12/15/2047	770,000	672,724

Health Care Equipment-0.24%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	472,000	472,000
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	39,000	39,731
4.63%, 11/15/2027	385,000	383,583

	Principal Amount	Value
Health Care Equipment-(continued)
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 3.55% (3 mo. USD LIBOR + 0.75%), 03/19/2021(d)	$8,322,000	$8,289,479
		9,184,793

Health Care Facilities-0.11%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	63,000	63,000
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	475,000	482,125
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	136,544
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	987,000	1,047,280
5.50%, 06/15/2047	939,000	970,298
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	130,000	135,160
5.88%, 02/15/2026	444,000	470,085
5.38%, 09/01/2026	123,000	126,610
Tenet Healthcare Corp., Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	180,000	186,300
Sr. Unsec. Global Notes, 8.13%, 04/01/2022	390,000	417,787
6.75%, 06/15/2023	117,000	120,364
		4,155,553

Health Care REITs-0.33%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	4,586,000	4,658,964
4.25%, 11/15/2023	4,598,000	4,701,931
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	815,000	810,925
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	325,000	317,117
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,942,000	2,030,153
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	300,000	313,996
		12,833,086

Health Care Services-0.94%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	138,000	136,620
Community Health Systems, Inc., Sr. Sec. Notes, 8.00%, 03/15/2026(b)	301,000	297,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Core Plus Bond Fund

	Principal Amount	Value
Health Care Services-(continued)

CVS Health Corp., Sr. Unsec. Global Notes, 4.10%, 03/25/2025	$920,000	$933,528
DaVita, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	111,000	107,498
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	184,000	184,920
Halfmoon Parent, Inc., Sr. Sec. Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)(d)	10,138,000	10,083,032
Sr. Sec. Notes, 3.40%, 09/17/2021(b)	8,569,000	8,619,377
3.75%, 07/15/2023(b)	12,587,000	12,747,993
4.13%, 11/15/2025(b)	900,000	914,405
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	414,000	380,880
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	253,000	256,479
Sr. Unsec. Notes, 6.25%, 01/15/2027(b)	534,000	538,299
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	319,000	318,601
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 8.88%, 04/15/2021(b)	253,000	258,692
6.75%, 07/01/2025(b)	81,000	74,115
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	160,000	127,800
		35,979,275

Home Improvement Retail-0.01%

Hillman Group, Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	265,000	229,225

Homebuilding-0.50%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	157,000	151,505
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2022	145,000	150,981
6.75%, 03/15/2025	566,000	529,917
5.88%, 10/15/2027	31,000	27,241
KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/2020	148,000	154,845

	Principal Amount	Value
Homebuilding-(continued)

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	$40,000	$43,350
5.38%, 10/01/2022	157,000	162,299
4.75%, 11/15/2022	310,000	318,041
5.25%, 06/01/2026	582,000	586,365
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	19,236,000	16,446,780
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	55,000	56,994
6.00%, 06/01/2025	83,000	85,698
SRS Distribution, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	175,000	171,938
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	463,000	464,157
		19,350,111

Hotel & Resort REITs-0.07%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	2,247,000	2,182,963
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	620,000	617,325
		2,800,288

Hotels, Resorts & Cruise Lines-0.23%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	290,000	307,266
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	9,079,000	8,497,756
		8,805,022

Household Products-0.38%

Controladora Mabe S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.60%, 10/23/2028(b)	225,000	223,594
Reynolds Group Holdings, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,120,749	13,163,392
Reynolds Group Issuer, Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	42,000	42,052
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	893,000	916,088
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	305,000	300,044
		14,645,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Core Plus Bond Fund

	Principal Amount	Value
Housewares & Specialties-0.02%

Newell Brands Inc., Sr. Unsec. Global Notes, 4.20%, 04/01/2026	$925,000	$869,436

Hypermarkets & Super Centers-0.00%

Cencosud S.A. (Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.38%, 07/17/2027(b)	200,000	186,800

Independent Power Producers & Energy Traders-0.06%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	912,000	942,780
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	143,000	141,927
Colbun S.A. (Chile), Sr. Unsec. Notes, 3.95%, 10/11/2027(b)	200,000	193,127
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), Sr. Sec. Notes, 4.45%, 08/01/2035(b)	200,000	198,000
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	590,000	611,269
6.63%, 01/15/2027	62,000	66,263
		2,153,366

Industrial Conglomerates-0.01%

CITIC Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.13%, 02/28/2022(b)	200,000	196,518

Industrial Machinery-0.03%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	554,000	542,920
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/2026(b)	205,000	207,050
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	279,000	274,117
		1,024,087

Integrated Oil & Gas-0.35%

BP Capital Markets America, Inc., Sr. Unsec. Gtd. Global Notes, 3.41%, 02/11/2026	5,921,000	5,915,187
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/2045	100,000	101,205
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	733,000	734,099
7.25%, 03/17/2044	170,000	182,176
Petróleos del Perú S.A. (Peru), Sr. Unsec. Notes, 4.75%, 06/19/2032(b)	375,000	370,313

	Principal Amount	Value
Integrated Oil & Gas-(continued)

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	$150,000	$151,073
6.50%, 03/13/2027	4,374,000	4,244,530
6.50%, 01/23/2029	94,000	89,121
6.35%, 02/12/2048	1,925,000	1,605,257
Petroleum Co. of Trinidad and Tobago Ltd. (Trinidad), REGS, Sr. Unsec. Euro Notes, 9.75%, 08/14/2019(b)	100,000	98,375
		13,491,336

Integrated Telecommunication Services-1.64%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	3,812,000	3,717,743
5.25%, 03/01/2037	360,000	364,005
4.75%, 05/15/2046	4,247,000	3,949,737
5.70%, 03/01/2057	4,698,000	4,803,465
Sr. Unsec. Gtd. Global Notes, 5.15%, 02/15/2050	35,788,000	34,798,574
Sr. Unsec. Notes, 4.45%, 04/01/2024	200,000	207,197
Cincinnati Bell, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	92,000	83,720
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	31,000	28,210
CommScope Finance LLC, Sr. Sec. Notes, 5.50%, 03/01/2024(b)	4,578,000	4,669,560
CommScope, Inc., Sr. Sec. Notes, 6.00%, 03/01/2026(b)	1,576,000	1,617,370
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	31,000	22,320
11.00%, 09/15/2025	618,000	397,838
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	200,000	197,174
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	34,000	32,130
7.20%, 07/18/2036	672,000	676,838
Türk Telekomünikasyon A.S. (Turkey), Sr. Unsec. Notes, 6.88%, 02/28/2025(b)	7,005,000	7,011,192
Verizon Communications Inc., Sr. Unsec. Global Bonds, 5.25%, 03/16/2037	350,000	381,563
		62,958,636

Interactive Media & Services-0.88%

Match Group, Inc., Sr. Unsec. Notes, 5.63%, 02/15/2029(b)	9,499,000	9,481,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Core Plus Bond Fund

	Principal Amount	Value
Interactive Media & Services-(continued)
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(b)	$5,779,000	$5,783,939
2.99%, 01/19/2023(b)	5,274,000	5,178,391
3.60%, 01/19/2028(b)	6,192,000	5,999,419
3.93%, 01/19/2038(b)	7,975,000	7,430,218
		33,873,157

Internet & Direct Marketing Retail-0.58%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 3.60%, 11/28/2024	200,000	202,085
4.20%, 12/06/2047	5,425,000	5,130,859
4.40%, 12/06/2057	5,440,000	5,198,444
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	380,000	370,086
5.45%, 08/15/2034	12,403,000	11,423,430
		22,324,904

Investment Banking & Brokerage-1.16%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,727,000	1,816,714
Goldman Sachs Group, Inc. (The), Series P, Jr. Unsec. Sub. Floating Rate Notes, 5.00% (3 mo. USD LIBOR + 2.87%)(c)(d)	7,805,000	7,192,112
Sr. Unsec. Floating Rate Notes, 3.27% (3 mo. USD LIBOR + 1.20%), 09/29/2025(d)	7,286,000	7,070,854
Sr. Unsec. Global Notes, 3.75%, 05/22/2025	5,664,000	5,642,512
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	335,000	292,830
Morgan Stanley, Series G, Unsec. Sub. Medium-Term Global Notes, 4.35%, 09/08/2026	4,867,000	4,891,713
Series MPLE, Sr. Unsec. Notes, 3.00%, 02/07/2024	4,000,000	3,019,659
Sr. Unsec. Global Floating Rate Notes, 3.59% (3 mo. USD LIBOR + 1.34%), 07/22/2028(d)	10,764,000	10,460,102
Sr. Unsec. Medium-Term Global Notes, 5.50%, 07/28/2021	3,712,000	3,908,700
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	295,000	296,060
		44,591,256

Leisure Facilities-0.01%

Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	380,000	375,250

	Principal Amount	Value
Life & Health Insurance-1.56%
American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	$7,395,000	$7,348,096
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	12,847,000	12,004,517
Global Atlantic Financial Group Ltd., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	54,913
Harborwalk Funding Trust, Unsec. Sub. Floating Rate Notes, 5.08% (3 mo. USD LIBOR + 3.19%), 02/15/2069(b)(d)	21,305,000	21,305,000
MetLife, Inc., Series C, Jr. Unsec. Sub. Floating Rate Global Notes, 5.25% (3 mo. USD LIBOR + 3.58%)(c)(d)	7,496,000	7,552,857
Series D, Jr. Unsec. Sub. Global Floating Rate Notes, 5.88%(c)(d)	200,000	201,705
Pacific Life Insurance Co., Unsec. Sub. Floating Rate Notes, 4.30% (3 mo. USD LIBOR + 2.80%), 10/24/2067(b)(d)	6,207,000	5,542,674
Prudential Financial, Inc., Jr. Unsec. Sub. Global Floating Rate Notes, 5.63% (3 mo. USD LIBOR + 3.92%), 06/15/2043(d)	5,590,000	5,805,355
		59,815,117

Managed Health Care-0.03%

Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	582,000	605,280
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	120,000	118,650
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	265,000	271,546
5.38%, 08/15/2026(b)	173,000	178,406
		1,173,882

Marine-0.00%

Hidrovias International Finance S.a.r.l. (Brazil), Sr. Unsec. Gtd. Notes, 5.95%, 01/24/2025(b)	200,000	188,500

Marine Ports & Services-0.02%

DP World Crescent Ltd. (United Arab Emirates), Sr. Unsec. Notes, 4.85%, 09/26/2028(b)	200,000	205,997
DP World Ltd. (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(b)	200,000	239,140
Sr. Unsec. Bonds, 5.63%, 09/25/2048(b)	200,000	202,091
		647,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Core Plus Bond Fund

	Principal Amount	Value
Metal & Glass Containers-0.03%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	$200,000	$198,000
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	405,000	426,262
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	60,000	61,800
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	87,000	88,414
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	280,000	268,800
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	80,000	78,400
		1,121,676

Movies & Entertainment-0.02%

21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 6.55%, 03/15/2033	180,000	230,800
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	310,000	287,138
Warner Media, LLC, Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	245,000	244,356
		762,294

Multi-line Insurance-0.50%

Acrisure LLC/Acrisure Finance, Inc., Sr. Sec. Notes, 8.13%, 02/15/2024(b)	75,000	76,969
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	5,386,000	5,263,538
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	590,000	559,301
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Global Notes, 4.85%, 04/17/2028	7,920,000	7,800,568
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	5,097,000	5,428,443
		19,128,819

Multi-Utilities-0.56%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates), Sr. Unsec. Notes, 4.88%, 04/23/2030(b)	200,000	208,980
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(c)(d)	21,001,000	21,350,982

	Principal Amount	Value
Multi-Utilities-(continued)
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	$140,000	$135,515
		21,695,477

Office REITs-0.02%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	325,000	320,333
Hudson Pacific Properties, L.P., Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	335,000	316,857
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	330,000	313,556
		950,746

Office Services & Supplies-0.24%

Pitney Bowes, Inc., Sr. Unsec. Global Notes, 3.88%, 10/01/2021	8,285,000	8,077,875
4.95%, 04/01/2023	1,205,000	1,138,725
		9,216,600

Oil & Gas Drilling-0.04%

Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	134,000	84,420
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	20,000	15,500
7.75%, 02/01/2026	513,000	432,202
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	256,000	228,800
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/2021	37,201	37,573
7.75%, 12/15/2023	19,000	19,333
5.25%, 11/15/2024	443,000	405,345
Transocean, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	269,000	223,942
Vantage Drilling International, Sr. Sec. Gtd. First Lien Global Notes, 7.50%, 11/01/2019(f)(g)	356,000	0
		1,447,115

Oil & Gas Equipment & Services-0.01%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	85,000	84,575
SESI LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	223,000	207,390
		291,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-1.08%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	$249,000	$250,556
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	340,000	368,050
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	161,000	129,001
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	550,000	556,875
CNOOC Curtis Funding No. 1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	207,778
CNOOC Finance (2015) U.S.A. LLC (China), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/05/2025	400,000	396,531
Concho Resources, Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	565,000	573,097
Continental Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	22,972,000	23,227,436
Denbury Resources, Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	59,200
Dolphin Energy Ltd. LLC (United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	600,000	630,987
Enterprise Products Operating LLC, Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077(d)	7,829,000	7,099,812
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	152,000	107,920
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Bonds, 5.15%, 02/11/2026(b)	350,000	350,411
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	35,000	34,475
6.00%, 10/15/2024	544,000	495,040
Harvest Operations Corp. (South Korea), Sr. Unsec. Gtd. Notes, 4.20%, 06/01/2023(b)	200,000	206,212
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	424,000	430,360
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	389,000	416,959
Oasis Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	504,000	502,110

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
Parsley Energy, LLC/Parsley Finance Corp., Sr. Unsc. Gtd. Notes, 5.63%, 10/15/2027(b)	$177,000	$176,115
Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	413,000	424,358
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	202,456
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	79,000	76,433
5.63%, 03/01/2026	77,000	72,573
Sr. Unsec. Notes, 6.88%, 03/01/2021	355,000	368,756
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/01/2022	157,000	159,355
4.88%, 05/15/2025	531,000	489,018
Sinopec Group Overseas Development 2015 Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 2.50%, 04/28/2020(b)	300,000	297,758
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	462,000	462,000
6.63%, 01/15/2027	54,000	51,705
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/2026	217,000	226,765
7.75%, 10/01/2027	502,000	523,962
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), REGS, Sr. Sec. Gtd. Euro Bonds, 4.00%, 08/15/2026(b)	200,000	193,190
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	205,000	203,821
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	632,000	638,320
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	561,000	571,519
WPX Energy, Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	514,000	514,642
		41,695,556

Oil & Gas Refining & Marketing-0.03%

Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 11/06/2029(b)	233,000	246,705
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	240,000	237,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing-(continued)

Puma International Financing S.A. (Singapore), Sr. Unsec. Gtd. Notes, 5.00%, 01/24/2026(b)	$200,000	$172,006
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	250,378
Sunoco L.P./Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	229,000	232,435
		1,138,524

Oil & Gas Storage & Transportation-2.20%

Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	200,000	196,675
Buckeye Partners, L.P., Sr. Unsec. Global Notes, 5.60%, 10/15/2044	9,914,000	9,163,787
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	213,000	228,975
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Rate Notes, 6.25%(c)(d)	8,121,000	7,402,088
Sr. Unsec. Gtd. Notes, 4.75%, 01/15/2026	815,000	830,779
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	840,000	811,843
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	158,000	162,740
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.80%, 08/01/2031	2,350,000	2,938,662
7.75%, 01/15/2032	7,887,000	9,903,791
MPLX L.P., Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	560,000	579,265
NGPL PipeCo. LLC, Sr. Unsec. Notes, 7.77%, 12/15/2037(b)	2,153,000	2,580,909
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)(d)	25,343,000	23,468,252
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	185,000	175,288
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	6,533,000	6,639,096
5.13%, 02/01/2025	592,000	597,920
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	407,000	425,315

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)

Western Gas Partners, L.P., Sr. Unsec. Notes, 5.30%, 03/01/2048	$5,564,000	$5,102,937
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	574,000	594,950
Sr. Unsec. Notes, 4.13%, 11/15/2020	12,548,000	12,700,699
7.88%, 09/01/2021	109,000	119,857
		84,623,828

Other Diversified Financial Services-0.07%

Arab Petroleum Investments Corp. (Supranational), Sr. Unsec. Notes, 4.13%, 09/18/2023(b)	200,000	204,878
Banco BTG Pactual S.A. (Brazil), Unsec. Sub. Floating Rate Notes, 7.75% (5 yr. U.S. Treasury Yield Curve Rate + 5.26%), 02/15/2029(b)(d)	300,000	300,150
Corp. Financiera de Desarrollo S.A. (Peru), REGS, Sr. Unsec. Euro Bonds, 3.25%, 07/15/2019(b)	200,000	200,340
Fondo MIVIVIENDA S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 3.50%, 01/31/2023(b)	300,000	298,203
Huarong Finance II Co., Ltd. (China), REGS, Sr. Unsec. Gtd. Medium-Term Floating Rate Euro Notes, 2.88% (5 yr. U.S. Treasury Yield Curve Rate + 6.71%)(b)(c)(d)	200,000	190,479
Intertrust Group B.V. (Netherlands), Sr. Unsec. Bonds, 3.38%, 11/15/2025(b)	150,000	174,794
LPL Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	175,000	177,406
Peru Enhanced Pass-Through Finance Ltd. (Peru), REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025(b)(h)	273,707	242,231
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Notes, 0.00%, 12/05/2022(b)(h)	512,498	470,857
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	267,000	271,005
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	60,000	61,703
		2,592,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Core Plus Bond Fund

	Principal Amount	Value
Packaged Foods & Meats-0.05%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	$332,000	$318,899
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	500,000	518,380
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	400,000	332,012
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	494,000	497,705
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	249,000	257,404
		1,924,400

Paper Packaging-0.03%

International Paper Co., Sr. Unsec. Global Notes, 5.00%, 09/15/2035	700,000	706,037
Plastipak Holdings, Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	449,000	413,080
		1,119,117

Paper Products-0.36%

Celulosa Arauco y Constitución S.A. (Chile), Sr. Unsec. Global Notes, 4.50%, 08/01/2024	200,000	203,650
Mercer International, Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	26,000	27,089
6.50%, 02/01/2024	392,000	401,800
5.50%, 01/15/2026	98,000	94,080
Schweitzer-Mauduit International, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/2026(b)	434,000	427,490
Suzano Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2029(b)	6,475,000	6,893,932
7.00%, 03/16/2047(b)	5,192,000	5,706,008
		13,754,049

Personal Products-0.01%

Natura Cosmeticos S.A. (Brazil), Sr. Unsec. Notes, 5.38%, 02/01/2023(b)	200,000	202,376

	Principal Amount	Value
Pharmaceuticals-0.74%

Bausch Health Cos. Inc., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 7.00%, 03/15/2024(b)	$150,000	$158,438
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	129,000	130,613
Sr. Sec. Notes, 5.75%, 08/15/2027(b)	1,043,000	1,054,734
Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(b)	33,000	32,959
6.13%, 04/15/2025(b)	175,000	168,875
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.80% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(d)	11,953,000	11,709,274
Sr. Unsec. Gtd. Notes, 3.88%, 12/15/2023(b)	7,293,000	7,277,003
Elanco Animal Health Inc., Sr. Unsec. Notes, 3.91%, 08/27/2021(b)	7,201,000	7,284,409
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	166,750
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	238,000	243,069
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	265,000	258,533
		28,484,657

Property & Casualty Insurance-0.01%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	310,000	309,655

Publishing-0.11%

Meredith Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2026	4,206,000	4,364,987

Railroads-0.10%

Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	300,000	313,875
CSX Corp., Sr. Unsec. Global Notes, 4.65%, 03/01/2068	3,387,000	3,170,286
Kenan Advantage Group, Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	202,000	197,582
		3,681,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Core Plus Bond Fund

	Principal Amount	Value
Regional Banks-0.26%

Banco Internacional del Peru SAA Interbank (Peru), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.38%, 01/18/2023(b)	$150,000	$147,225
CIT Group, Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	536,000	556,909
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	5,096,000	4,930,380
Unsec. Sub. Floating Rate Notes, 5.90% (5 yr. U.S. Swap Rate + 3.38%), 02/07/2029(d)	4,399,000	4,431,993
		10,066,507

Reinsurance-0.01%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	310,000	322,954

Research & Consulting Services-0.00%

IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	180,334

Restaurants-0.36%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	4,608,000	4,480,128
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	109,000	111,180
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	9,611,000	9,106,422
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	84,000	82,925
		13,780,655

Security & Alarm Services-0.01%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	223,000	212,965

Semiconductor Equipment-0.17%

Lam Research Corp., Sr. Unsec. Sub. Global Notes, 3.75%, 03/15/2026	120,000	120,203
4.00%, 03/15/2029	3,390,000	3,395,714
4.88%, 03/15/2049	3,005,000	3,018,362
		6,534,279

Semiconductors-1.16%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	4,238,000	4,152,544

	Principal Amount	Value
Semiconductors-(continued)

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	$9,827,000	$9,651,585
3.50%, 01/15/2028	3,514,000	3,114,553
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	437,000	451,181
5.33%, 02/06/2029	3,165,000	3,174,464
Sr. Unsec. Sub. Global Notes, 4.98%, 02/06/2026	5,430,000	5,401,422
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	13,736,000	13,734,764
4.63%, 06/01/2023(b)	4,702,000	4,804,645
		44,485,158

Soft Drinks-0.20%

Keurig Dr Pepper Inc., Sr. Unsec. Gtd. Notes, 3.55%, 05/25/2021(b)	7,662,000	7,709,962

Sovereign Debt-0.59%

Abu Dhabi Government International Bond (United Arab Emirates), REGS, Sr. Unsec. Euro Bonds, 4.13%, 10/11/2047(b)	200,000	198,727
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	300,000	301,015
Bahamas Government International Bond (Bahamas), Sr. Unsec. Notes, 6.00%, 11/21/2028(b)	427,000	440,877
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	198,254
Bermuda Government International Bond (Bermuda), REGS, Sr. Unsec. Euro Notes, 3.72%, 01/25/2027(b)	200,000	196,066
Colombia Government International Bond (Colombia), Sr. Unsec. Global Notes, 3.88%, 04/25/2027	300,000	296,028
Egypt Government International Bond (Egypt), Sr. Unsec. Notes, 6.20%, 03/01/2024(b)	200,000	203,353
7.60%, 03/01/2029(b)	200,000	205,260
8.70%, 03/01/2049(b)	200,000	207,903
Export Credit Bank of Turkey (Turkey), Sr. Unsec. Bonds, 8.25%, 01/24/2024(b)	200,000	208,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt-(continued)

Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Euro Notes, 5.25%, 01/08/2047(b)	$200,000	$210,413
Sr. Unsec. Global Bonds, 4.75%, 02/11/2029	200,000	209,224
5.35%, 02/11/2049	206,000	220,582
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 6.75%, 04/28/2028	303,000	336,506
8.00%, 03/15/2039	200,000	238,148
7.88%, 07/28/2045	4,332,000	5,155,080
KSA Sukuk Ltd. (Saudi Arabia), Sr. Unsec. Notes, 3.63%, 04/20/2027(b)	200,000	196,961
Latvia Government International Bond (Latvia), REGS, Sr. Unsec. Euro Notes, 2.75%, 01/12/2020(b)	200,000	199,431
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.50%, 04/22/2029	200,000	201,402
Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	9,487,000	9,141,664
Papua New Guinea Government International Bond (Papua New Guinea), Sr. Unsec. Notes, 8.38%, 10/04/2028(b)	200,000	213,000
Paraguay Government International Bond (Paraguay), Sr. Unsec. Notes, 5.40%, 03/30/2050(b)	200,000	203,448
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/2040	200,000	204,849
Provincia de Buenos Aires (Argentina), REGS, Sr. Unsec. Euro Notes, 5.75%, 06/15/2019(b)	500,000	501,380
Qatar Government International Bond (Qatar), Sr. Unsec. Notes, 4.50%, 04/23/2028(b)	200,000	211,646
5.10%, 04/23/2048(b)	230,000	248,692
Republic of Argentina (Argentina), Sr. Unsec. Global Bonds, 6.88%, 04/22/2021	345,000	328,181
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 4.00%, 01/22/2024	150,000	155,944
Russian Foreign Bond (Russia), Sr. Unsec. Bonds, 4.38%, 03/21/2029(b)	200,000	195,517
5.25%, 06/23/2047(b)	200,000	198,705

	Principal Amount	Value
Sovereign Debt-(continued)

Saudi Government International Bond (Saudi Arabia), Sr. Unsec. Bonds, 5.25%, 01/16/2050(b)	$395,000	$414,019
Sr. Unsec. Notes, 2.88%, 03/04/2023(b)	280,000	275,620
4.38%, 04/16/2029(b)	415,000	423,959
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	329,781
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	200,000	193,750
		22,663,844

Specialized Consumer Services-0.01%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	259,000	260,942
Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	198,640
		459,582

Specialized Finance-1.47%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Floating Rate Notes, 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(d)	33,723,000	33,723,000
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	55,000	57,345
Sr. Unsec. Notes, 5.00%, 04/01/2023	327,000	332,836
Aviation Capital Group LLC, Sr. Unsec. Floating Rate Notes, 3.42% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	4,679,000	4,647,761
Sr. Unsec. Notes, 4.13%, 08/01/2025(b)	5,549,000	5,426,333
3.50%, 11/01/2027(b)	9,841,000	9,150,293
Park Aerospace Holdings Ltd. (Ireland), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/2022(b)	2,937,000	3,013,979
		56,351,547

Specialized REITs-0.43%

American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	260,000	267,214
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	9,255,000	8,946,991
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	981,000	1,030,050
GLP Capital L.P./GLP Financing II, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	156,000	161,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Core Plus Bond Fund

	Principal Amount	Value
Specialized REITs-(continued)

Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	$522,000	$508,950
Iron Mountain, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	142,000	145,905
Sr. Unsec. Sub. Gtd. Notes, 5.25%, 03/15/2028(b)	138,000	132,825
Rayonier Am Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	585,000	544,389
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	4,719,000	4,733,291
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	158,000	158,395
		16,629,578

Specialty Chemicals-0.20%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	180,000	185,625
Braskem Netherlands Finance B.V. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 01/10/2028(b)	200,000	197,250
GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(b)	389,000	393,862
Huntsman International LLC, Sr. Unsec. Global Notes, 4.50%, 05/01/2029	6,387,000	6,295,006
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	258,000	262,355
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	183,000	188,033
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	97,041
		7,619,172

Steel-0.11%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	230,000	252,855
Cleveland-Cliffs, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	519,000	508,620
POSCO (South Korea), Sr. Unsec. Notes, 4.00%, 08/01/2023(b)	228,000	232,127
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	2,592,000	2,609,820
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	574,000	568,260

	Principal Amount	Value
Steel-(continued)

Vale Canada Ltd. (Brazil), Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	$200,000	$211,000
		4,382,682

Systems Software-0.19%

Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	245,000	261,294
VMware, Inc., Sr. Unsec. Global Notes, 2.30%, 08/21/2020	6,811,000	6,734,030
2.95%, 08/21/2022	280,000	274,401
		7,269,725

Technology Distributors-0.06%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	2,049,000	2,039,347
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	163,000	165,445
		2,204,792

Technology Hardware, Storage & Peripherals-0.66%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	255,000	261,219
Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes, 4.42%, 06/15/2021(b)	7,273,000	7,408,539
6.02%, 06/15/2026(b)	5,674,000	6,022,672
8.35%, 07/15/2046(b)	9,074,000	10,632,609
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	850,000	902,010
		25,227,049

Textiles-0.01%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	501,000	488,099

Thrifts & Mortgage Finance-0.01%

Nationwide Building Society (United Kingdom), Unsec. Sub. Floating Rate Notes, 4.13% (5 yr. USD ICE Swap Rate + 1.85%), 10/18/2032(b)(d)	335,000	305,931
ZAR Sovereign Capital Fund Pty. Ltd. (South Africa), Sr. Unsec. Euro Notes, 3.90%, 06/24/2020	200,000	199,829
		505,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Core Plus Bond Fund

	Principal Amount	Value
Tobacco-1.23%

Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 02/14/2024	$7,895,000	$7,900,338
4.40%, 02/14/2026	6,477,000	6,537,529
4.80%, 02/14/2029	9,076,000	9,075,786
5.80%, 02/14/2039	5,269,000	5,266,357
3.88%, 09/16/2046	12,102,000	9,189,454
5.95%, 02/14/2049	4,790,000	4,795,056
6.20%, 02/14/2059	4,672,000	4,665,620
		47,430,140

Trading Companies & Distributors-0.34%

Air Lease Corp., Sr. Unsec. Global Notes, 3.63%, 12/01/2027	340,000	309,810
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	481,000	461,159
BOC Aviation Ltd. (Singapore), Sr. Unsec. Floating Rate Notes, 3.95% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(d)	10,404,000	10,404,000
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	271,000	269,306
Herc Rentals, Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	419,000	448,979
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	130,000	133,250
6.50%, 12/15/2026	130,000	136,013
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	340,000	349,350
5.50%, 05/15/2027	722,000	723,805
		13,235,672

Trucking-0.51%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	304,000	289,940
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	6,449,000	6,449,000
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.90%, 02/01/2024(b)	500,000	497,384
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	4,160,000	4,065,207
4.13%, 07/15/2023(b)	8,347,000	8,462,600
		19,764,131

	Principal Amount	Value
Wireless Telecommunication Services-2.81%

Axiata SPV2 Bhd. (Malaysia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.36%, 03/24/2026(b)	$200,000	$201,097
Bharti Airtel Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.38%, 06/10/2025(b)	200,000	186,999
Digicel Group One Ltd. (Jamaica), Sr. Sec. Sub. First Lien Notes, 8.25%, 12/30/2022(b)	130,000	87,425
Digicel Group Two Ltd. (Jamaica), Sr. Unsec. Sub. Notes, 8.25%, 09/30/2022(b)	124,000	53,320
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	700,000	714,029
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	12,396,000	12,161,145
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	11,655,000	11,744,977
SixSigma Networks Mexico, S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 7.50%, 05/02/2025(b)	325,000	315,250
Sprint Communications, Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	140,000	163,772
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	105,000	108,675
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	179,000	189,516
7.63%, 02/15/2025	149,000	156,450
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 09/20/2021(b)	18,623,000	18,576,443
Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(b)	29,781,000	29,892,679
5.15%, 03/20/2028(b)	30,339,000	30,642,390
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,661,000	1,777,270
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	962,000	1,003,486
		107,974,923
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,775,072,395)		1,750,670,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Core Plus Bond Fund

	Principal Amount	Value
Asset-Backed Securities-17.71%

Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 4.48%, 02/25/2035(i)	$1,458,049	$1,466,617
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 4.40%, 05/25/2035(i)	1,180,997	1,180,684
Angel Oak Mortgage Trust, LLC, Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(b)(i)	3,397,514	3,383,997
Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 3.26%, 04/27/2048(b)(i)	11,921,635	11,909,960
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, Floating Rate Pass Through Ctfs., 3.78% (3 mo. USD LIBOR + 1.05%), 08/05/2027(b)(d)	23,491,000	23,409,416
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(i)	4,394,000	4,461,101
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.38%, 08/25/2033(i)	149,525	149,209
Series 2004-10, Class 21A1, Variable Rate Pass Through Ctfs., 4.53%, 01/25/2035(i)	617,249	623,573
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 4.91% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	604,552	610,917
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 4.28%, 11/25/2034(i)	2,166,896	2,140,675
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 3.41% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(d)	6,522,410	6,512,199
CAL Funding III Ltd., Series 2018-2A, Class A, Pass Through Ctfs., 4.34%, 09/25/2043(b)	9,104,167	9,263,106
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.76%, 12/15/2047(b)(i)	5,000,000	5,284,269

	Principal Amount	Value
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 3.28% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(d)	$12,581,000	$12,574,751
Series 2017-BIOC, Class B, Floating Rate Pass Through Ctfs., 3.46% (1 mo. USD LIBOR + 0.97%), 07/15/2032(b)(d)	4,250,000	4,245,169
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 3.54% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(d)	17,124,000	16,999,322
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 4.09% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(d)	4,973,000	4,989,768
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,669,746
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(i)	2,738,868	2,725,455
Series 2016-2, Class M2, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	10,721,805	10,766,302
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	4,771,023	4,716,111
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B, Pass Through Ctfs., 4.29%, 09/10/2045(b)	1,300,000	1,325,745
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.42%, 04/10/2023(b)(i)	752,554	751,914
Series 2015-GC27, Class A5, Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,227,154
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 3.97%, 09/25/2034(i)	1,551,475	1,504,924
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 4.30%, 08/25/2034(i)	440,468	430,012
COLT Mortgage Loan Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(i)	4,883,849	4,859,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Core Plus Bond Fund

	Principal Amount	Value
Commercial Mortgage Trust, Series 2013-SFS, Class A1, Pass Through Ctfs., 1.87%, 04/12/2035(b)	$385,956	$376,845
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.54%, 08/10/2048(i)	5,267,000	5,429,424
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	4,595,000	4,538,048
Series 2016-GCT, Class C, Variable Rate Pass Through Ctfs., 3.46%, 08/10/2029(b)(i)	2,115,000	2,095,454
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	339,041	277,621
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 4.31%, 06/25/2034(i)	1,826,887	1,844,181
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,147,303
CSWF, Series 2018-TOP, Class B, Floating Rate Pass Through Ctfs., 3.79% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(d)	12,819,000	12,807,146
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	14,302,080	14,370,936
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.70%, 11/10/2046(b)(i)	638,333	661,147

	Principal Amount	Value
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(b)(i)	$824,633	$815,516
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(b)(i)	891,712	881,963
Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(b)(i)	7,437,333	7,405,100
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(b)(i)	2,066,172	2,060,572
Series 2018-1A, Class A1, Variable Rate Pass Through Ctfs., 2.98%, 12/25/2057(b)(i)	10,498,294	10,460,538
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 3.66%, 06/27/2037(b)(i)	7,160,809	7,255,817
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	61,308	61,393
Galton Funding Mortgage Trust, Series 2018-1, Class A43, Variable Rate Pass Through Ctfs., 3.50%, 11/25/2057(b)(i)	5,996,122	6,003,785
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 4.27%, 04/19/2036(i)	742,825	669,212
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,364,981	1,361,692
GS Mortgage Securities Trust, Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	701,717	689,922
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, Variable Rate Pass Through Ctfs., 4.12%, 09/25/2035(i)	287,947	288,145
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.93% (1 mo. USD LIBOR + 0.45%), 06/20/2035(d)	26,065	26,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Core Plus Bond Fund

	Principal Amount	Value
Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(b)	$13,789,000	$13,733,066
Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(b)	8,320,000	8,221,783
Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(b)	3,217,000	3,155,516
Series 2019-1A, Class A, Pass Through Ctfs., 3.71%, 03/25/2023(b)	13,100,000	13,157,230
Series 2019-1A, Class B, Pass Through Ctfs., 4.10%, 03/25/2023(b)	12,500,000	12,563,106
Series 2019-1A, Class C, Pass Through Ctfs., 4.99%, 03/25/2023(b)	4,000,000	4,020,936
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	9,500,000	9,339,636
Home Partners of America Trust, Series 2018-1, Class A, Floating Rate Pass Through Ctfs., 3.38% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(d)	8,174,100	8,159,550
Series 2018-1, Class B, Floating Rate Pass Through Ctfs., 3.58% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(d)	7,990,000	7,926,487
Series 2018-1, Class C, Floating Rate Pass Through Ctfs., 3.73% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(d)	3,610,000	3,575,375
ICG US CLO Ltd., Series 2016-1A, Class A1R, Floating Rate Pass Through Ctfs., 3.89% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(d)	11,399,000	11,341,967
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, Floating Rate Pass Through Ctfs., 3.19% (1 mo. USD LIBOR + 0.70%), 01/15/2033(b)(d)	15,995,000	15,883,948
Series 2018-STAY, Class B, Floating Rate Pass Through Ctfs., 3.54% (1 mo. USD LIBOR + 1.05%), 01/15/2033(b)(d)	8,640,000	8,557,429

	Principal Amount	Value
Invitation Homes Trust, Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 3.33% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(d)	$5,994,738	$6,004,109
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 3.63% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(d)	3,221,000	3,217,547
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.93% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(d)	6,188,000	6,197,869
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 4.28% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(d)	4,706,000	4,737,212
Series 2018-SFR1, Class A, Floating Rate Pass Through Ctfs., 3.18% (1 mo. USD LIBOR + 0.70%), 03/17/2037(b)(d)	31,589,079	31,186,302
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(b)	16,872,651	16,734,474
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.85%, 07/30/2047(b)	9,160,500	9,261,214
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(i)	5,000,000	5,052,923
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 4.14%, 06/25/2035(i)	737,690	730,675
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.87%, 06/25/2035(i)	799,170	806,409
Series 2005-A5, Class 1A2, Variable Rate Pass Through Ctfs., 4.25%, 08/25/2035(d)	767,610	778,434
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 4.35%, 08/25/2035(i)	602,155	590,493
Series 2007-A4, Class 3A1, Variable Rate Pass Through Ctfs., 3.70%, 06/25/2037(i)	951,962	887,736
Series 20153, Class B2, Variable Rate Pass Through Ctfs., 3.68%, 05/25/2045(b)(i)	9,150,640	9,102,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Core Plus Bond Fund

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 4.89%, 01/15/2047(i)	$12,750,000	$13,249,915
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,092,929
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.74%, 03/15/2049(i)	5,083,000	5,348,110
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	258,851	244,846
MAD Mortgage Trust, Series 2017-330M, Class A, Variable Rate Pass Through Ctfs., 3.29%, 08/15/2034(b)(i)	11,633,000	11,576,801
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 4.24% (1 mo. USD LIBOR + 0.25%), 11/25/2035(d)	1,024,115	1,032,577
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 3.99%, 06/25/2035(i)	1,344,479	1,345,250
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(i)	49,977	49,864
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.30%, 09/09/2032(b)(i)	3,350,000	3,430,401
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 3.19% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(d)	18,372,000	18,261,221
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 3.34% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(d)	9,024,000	8,941,692
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 3.49% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(d)	6,124,000	6,041,575
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, Variable Rate Pass Through Ctfs., 3.79%, 11/15/2032(b)(i)	6,250,000	6,120,337
OCP CLO Ltd., Series 2014-7A, Class A1RR, Floating Rate Pass Through Ctfs., 3.88% (3 mo. USD LIBOR + 1.12%), 07/20/2029(b)(d)	17,619,000	17,502,556

	Principal Amount	Value
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 3.03% (1 mo. USD LIBOR + 0.54%), 08/25/2031(d)	$168,980	$146,470
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,001,778	954,296
Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(i)	1,511,255	1,409,283
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(i)	1,193,913	1,116,994
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(i)	1,287,089	1,248,633
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(i)	2,104,664	2,085,349
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 3.03% (1 mo. USD LIBOR + 0.54%), 05/25/2035(d)	41,645	39,309
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.44% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(d)	16,580,000	16,597,442
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 4.47%, 09/25/2034(i)	1,032,749	1,023,495
Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 4.39%, 07/25/2034(i)	1,452,880	1,448,120
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	241,500	238,477
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 2.99% (1 mo. USD LIBOR + 0.50%), 12/25/2033(d)	643,036	599,071
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 4.38%, 04/25/2045(i)	1,325,406	1,339,414
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.78%, 07/25/2045(d)	1,638,972	1,613,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Core Plus Bond Fund

	Principal Amount	Value
Thunderbolt II Aircraft Lease Ltd. (Cayman Islands), Series 2018-A, Class A, Pass Through Ctfs., 4.15%, 09/15/2038(b)(i)(j)	$10,915,179	$11,006,946
Series 2018-A, Class B, Pass Through Ctfs., 5.07%, 09/15/2038(b)(i)(j)	8,459,506	8,439,937
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(i)	5,137,744	5,039,757
Triton Container Finance VI LLC, Series 2018-2A, Class A, Pass Through Ctfs., 4.19%, 06/22/2043(b)	10,233,067	10,342,632
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	265,016
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	528,327
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.05%, 01/10/2045(b)(i)	4,500,000	4,789,766
Verus Securitization Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(i)	12,787,483	12,736,369
Series 2018-3, Class A1, Variable Pass Through Ctfs., 4.11%, 10/25/2058(b)(i)	7,079,488	7,126,953
Series 2019-1, Class A1, Variable Pass Through Ctfs., 3.84%, 02/25/2059(b)(i)	21,736,000	21,762,896
WaMu Mortgage Pass Through Trust, Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 4.15%, 11/25/2036(i)	696,352	658,925

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 2A1, Variable Rate Pass Through Ctfs., 4.58%, 10/25/2033(i)	$518,774	$525,833
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 4.97%, 12/25/2034(i)	289,304	295,514
Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 4.55%, 08/25/2035(i)	386,765	394,815
Series 2005-AR16, Class 4A8, Variable Rate Pass Through Ctfs., 4.50%, 10/25/2035(i)	4,620,000	4,701,360
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 5.14%, 03/25/2035(i)	867,293	892,814
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 4.66%, 04/25/2036(i)	433,576	434,521
Wendy’s Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	11,137,500	10,786,557
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.67%, 11/15/2044(b)(i)	5,000,000	5,259,613
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	5,909,714
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.78%, 10/15/2022(b)(i)	568,832	559,077
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,500,510
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.47%, 08/15/2046(i)	3,800,000	3,935,725
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.04%, 09/15/2046(i)	3,127,000	3,329,442
Total Asset-Backed Securities (Cost $685,979,084)		680,953,288

U.S. Treasury Securities-15.76%

U.S. Treasury Bills-0.36%

2.40% - 2.43%, 06/27/2019(k),(l)	13,905,000	13,795,899

U.S. Treasury Bonds-3.69%

3.38%, 11/15/2048	134,081,600	141,778,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Core Plus Bond Fund

	Principal Amount	Value
U.S. Treasury Notes-11.71%

2.50%, 01/31/2021	$13,073,800	$13,067,672
2.50%, 02/15/2022	18,091,400	18,094,933
2.50%, 01/31/2024	177,039,100	176,869,668
2.38%, 02/29/2024	11,898,000	11,819,455
2.63%, 01/31/2026	37,287,300	37,313,517
2.63%, 02/15/2029	194,728,300	193,142,330
		450,307,575
Total U.S. Treasury Securities (Cost $609,146,559)		605,881,671

U.S. Government Sponsored Agency Mortgage-Backed Securities-12.88%

Collateralized Mortgage Obligations-0.03%

Fannie Mae REMICs, IO 7.00%, 05/25/2033	7,742	1,560
6.00%, 07/25/2033	6,999	1,624
Freddie Mac Multifamily Securitization, 1.16%, , 03/25/2024(i)	24,784,291	1,201,280
		1,204,464

Federal Home Loan Mortgage Corp. (FHLMC)-3.56%

Pass Through Ctfs., 6.00%, 07/01/2019 to 02/01/2034	296,942	320,181
7.00%, 07/01/2019 to 10/01/2034	861,746	946,474
3.50%, 08/01/2026	596,585	607,622
7.50%, 05/01/2030 to 05/01/2035	764,461	868,880
8.50%, 08/01/2031	38,928	46,066
3.00%, 02/01/2032	2,503,783	2,502,242
6.50%, 07/01/2032 to 09/01/2036	326,968	361,335
8.00%, 08/01/2032	34,562	40,285
5.50%, 01/01/2034 to 07/01/2040	2,124,014	2,280,125
5.00%, 07/01/2034 to 06/01/2040	2,616,099	2,805,171
4.50%, 02/01/2040 to 10/01/2046	29,051,691	30,570,115
Floating Rate Pass Through Ctfs., ARM, 5.00%, (1 yr. USD LIBOR + 2.00%), 12/01/2036(d)	75,225	79,637
4.70%, (1 yr. USD LIBOR + 2.06%), 02/01/2037(d)	17,181	18,206
4.39%, (1 yr. USD LIBOR + 1.88%), 05/01/2037(d)	137,516	144,800
Series K730, Class AM, IO, Variable Rate Pass Through Ctfs., 3.59%, , 01/25/2025(i)	7,859,000	8,079,198
Series K731, Class A2, Pass Through Ctfs., 3.60%, , 02/25/2025(i)	18,951,000	19,568,117

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)-(continued)

Series K062, Class A1, Pass Through Ctfs., 3.03%, , 09/25/2026	$18,348,796	$18,455,687
Series K087, Class A1, Pass Through Ctfs., 3.59%, 10/25/2027	20,100,437	20,649,259
3.77%, 12/25/2028	16,541,600	17,237,323
Series K071, Class A2, Pass Through Ctfs., 3.29%, , 11/25/2027	11,136,000	11,205,468
		136,786,191

Federal National Mortgage Association (FNMA)-7.51%

Pass Through Ctfs., 5.50%, 03/01/2021 to 06/01/2040	1,518,674	1,650,419
7.50%, 03/01/2021 to 08/01/2037	666,341	757,138
6.00%, 03/01/2022 to 10/01/2039	25,835	27,367
6.50%, 07/01/2028 to 01/01/2037	113,635	125,760
7.00%, 07/01/2029 to 02/01/2034	480,770	530,259
9.50%, 04/01/2030	8,301	9,281
3.50%, 12/01/2030 to 11/01/2046	36,916,072	37,172,042
8.50%, 10/01/2032	65,344	78,364
8.00%, 04/01/2033	62,248	73,069
5.00%, 12/01/2039	692,934	742,206
3.00%, 08/01/2043	3,900,480	3,832,543
4.50%, 10/01/2048	49,420,922	51,196,242
Pass Through Ctfs., TBA, 2.50%, 03/01/2034(m)	40,620,000	39,832,194
3.50%, 03/01/2034 to 03/01/2049(m)	81,500,000	82,122,996
Floating Rate Pass Through Ctfs., ARM, 4.45%, (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(d)	197,947	208,071
4.73%, (1 yr. USD LIBOR + 1.67%), 01/01/2037(d)	81,516	85,574
4.19%, (1 yr. USD LIBOR + 1.73%), 03/01/2038(d)	56,711	59,449
Series CA2774, Pass Through Ctfs., 4.00%,, 12/01/2048	35,342,991	36,307,487
Series BN0332, Pass Through Ctfs., 4.00%,, 12/01/2048	32,998,214	33,898,757
		288,709,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Core Plus Bond Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)-1.78%

Pass Through Ctfs., 7.50%, 06/15/2023 to 05/15/2032	$15,479	$16,109
9.00%, 09/15/2024 to 10/15/2024	9,057	9,085
8.50%, 02/15/2025	4,804	4,817
8.00%, 08/15/2025 to 09/15/2026	28,731	29,576
6.56%, 01/15/2027	116,779	128,369
7.00%, 10/15/2028 to 09/15/2032	249,402	275,482
6.00%, 11/15/2028 to 02/15/2033	67,576	74,279
6.50%, 01/15/2029 to 09/15/2034	135,759	149,270
5.50%, 06/15/2035	62,623	68,617
5.00%, 07/15/2035 to 08/15/2035	55,318	57,621
4.00%, 03/20/2048	9,285,128	9,605,460
Floating Rate Pass Through Ctfs., ARM, 3.38%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(d)	25,717	26,339
3.63%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(d)	8,473	8,681
3.75%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(d)	5,483	5,539
Pass Through Ctfs., TBA, 3.00%, , 03/01/2049(m)	59,000,000	58,230,235
		68,689,479
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $497,263,189)		495,389,352

	Shares

Preferred Stocks-1.50%

Diversified Banks-1.31%

Bank of America Corp., Series L, $72.50 Conv. Pfd.	1,100	1,425,600
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	38,152	48,949,016
		50,374,616

Investment Banking & Brokerage-0.17%

Morgan Stanley, Series F, 6.88% Pfd.	249,737	6,775,365

Regional Banks-0.02%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	24,592	651,688
Total Preferred Stocks (Cost $57,854,372)		57,801,669

		Principal Amount	Value
Agency Credit Risk Transfer Notes-0.68%

Fannie Mae Connecticut Avenue Securities, , 5.34%, (1mo. USD LIBOR + 2.85%) 11/25/2029(d)		$11,000,000	$11,464,064
Freddie Mac, Series 2017-HQA2, Class M2, Floating Rate STACR® Debt Notes, 5.16%, (1 mo. USD LIBOR + 2.65%) 12/25/2029(d)		9,000,000	9,300,061
Freddie Mac Whole Loan Securities Trust, Series 2016-2, Class M3, Pass Through Ctfs., 3.50%, 05/25/2047		5,484,099	5,481,004
Total Agency Credit Risk Transfer Notes (Cost $25,916,044)			26,245,129

Variable Rate Senior Loan Interests-0.28%(n)

Other Diversified Financial Services-0.28%

Refinitiv US Holdings, Inc., Term Loan B, 6.24% (1 mo. USD LIBOR + 3.75%), 10/01/2025 (Cost $10,984,270)		11,011,800	10,861,379

Non-U.S. Dollar Denominated Bonds & Notes-0.27%(o)

Brewers-0.04%

Molson Coors International L.P., Series MPLE, Sr. Unsec. Sub. Gtd. Notes, 3.44%, 07/15/2026	CAD	2,000,000	1,466,970
Sunshine Mid B.V., Sr. Sec. Gtd. First Lien Bonds, 6.50%, 05/15/2026(b)	EUR	100,000	112,569
			1,579,539

Diversified Banks-0.02%

ABN AMRO Bank N.V., REGS, Jr. Unsec. Sub. Euro Bonds, 4.75%(b)(c)(d)	EUR	200,000	217,662
Caixabank, S.A., REGS, Jr. Unsec Sub. Euro Bonds, 6.75%(b)(c)(d)	EUR	200,000	238,621
Erste Group Bank AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(c)(d)	EUR	200,000	247,916
			704,199

Diversified Chemicals-0.00%

Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	141,000	160,109

Food Retail-0.00%

Iceland Bondco PLC, Sr. Sec. Gtd. First Lien Notes, 4.63%, 03/15/2025(b)	GBP	100,000	117,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Core Plus Bond Fund

		Principal Amount	Value
Integrated Telecommunication Services-0.10%

AT&T Inc., Series MPLE, Sr. Unsec. Global Notes, 5.10%, 11/25/2048	CAD	5,000,000	$3,758,881

Sovereign Debt-0.02%

Indonesia Treasury Bond, Series FR78, Sr. Unsec. Bonds, 8.25%, 05/15/2029	IDR	2,243,000,000	164,986
Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(b)	PEN	800,000	250,748
Turkey Government International Bond, Sr. Unsec. Global Euro Notes, 4.63%, 03/31/2025	EUR	300,000	344,986
			760,720

Steel-0.01%

Vale S.A., Sr. Unsec. Medium-Term Euro Notes, 3.75%, 01/10/2023	EUR	150,000	179,388

Technology Hardware, Storage & Peripherals-0.08%

Apple Inc., Series MPLE, Sr. Unsec. Sub. Bonds, 2.51%, 08/19/2024	CAD	4,000,000	3,008,990
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,123,506)			10,268,834

Municipal Obligations-0.02%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M) Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057 (Cost $549,000)		$549,000	622,352

	Shares	Value
Common Stocks & Other Equity Interests-0.00%

Auto Parts & Equipment-0.00%

Exide Technologies (p)	14,555	$14,555

Other Diversified Financial Services-0.00%

iPayment Holdings, Inc., -Wts., expiring 12/29/2022(g)(p)	172,245	0

Paper Packaging-0.00%

WestRock Co.	65	2,430

Specialty Chemicals-0.00%

Ingevity Corp. (p)	10	1,152
Total Common Stocks & Other Equity Interests (Cost $24,159)		18,137

Money Market Funds-8.80%

Invesco Government & Agency Portfolio-Institutional Class, 2.30%(q)	118,378,968	118,378,968
Invesco Liquid Assets Portfolio- Institutional Class, 2.51%(q)	84,536,509	84,561,870
Invesco Treasury Portfolio- Institutional Class, 2.29%(q)	135,290,250	135,290,250
Total Money Market Funds (Cost $338,218,648)		338,231,088

Options Purchased-0.11%

(Cost $4,909,347)(r)		4,076,848
TOTAL INVESTMENTS IN SECURITIES-103.54% (Cost $4,016,040,573)		3,981,020,191
OTHER ASSETS LESS LIABILITIES-(3.54)%		(135,989,621)
NET ASSETS-100.00%		$3,845,030,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Core Plus Bond Fund

Abbreviations:

ARM	– Adjustable Rate Mortgage
CAD	– Canadian Dollar
CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
IDR	– Indonesia Rupiah
IO	– Interest Only
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
PEN	– Peru Nuevo Sol
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $1,327,340,211, which represented 34.52% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2019 represented less than 1 of the Fund’s Net Assets.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	Zero coupon bond issued at a discount.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2019.

(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1K and Note 1N.
(m)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(n)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Non-income producing security.
(q)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.
(r)	The table below details options purchased: See Note 1L and Note 1M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Core Plus Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	761	June-2019	$87,182,063	$(192,061)	$(192,061)
U.S. Treasury 10 Year Notes	1,817	June-2019	221,674,000	(685,700)	(685,700)
U.S. Treasury Long Bonds	500	June-2019	72,234,375	(501,190)	(501,190)
U.S. Treasury Ultra Bonds	611	June-2019	97,511,781	(1,017,434)	(1,017,434)
Subtotal–Long Futures Contracts				(2,396,385)	(2,396,385)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	14	June-2019	(2,970,734)	(467)	(467)
U.S. Treasury 10 Year Ultra Bonds	2,369	June-2019	(306,674,453)	2,084,777	2,084,777
Subtotal–Short Futures Contracts				2,084,310	2,084,310
Total Futures Contracts				$(312,075)	$(312,075)

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value	Value
Equity Risk
AbbVie, Inc.	Call	01/15/2021	60	$85.00	$510,000	$45,750
Amazon.com, Inc.	Call	06/19/2020	3	1,730.00	519,000	60,255
Apple Inc.	Call	01/17/2020	46	230.00	1,058,000	8,211
Booking Holdings, Inc.	Call	06/19/2020	1	2,040.00	204,000	9,000
Chevron Corp.	Call	01/15/2021	38	120.00	456,000	43,320
Cisco Systems, Inc.	Call	01/15/2021	110	50.00	550,000	80,850
Consumer Discretionary Select Sector SPDR Fund	Call	01/17/2020	90	112.00	1,008,000	61,200
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	105	54.00	432,000	30,608
Health Care Select Sector SPDR Fund	Call	01/15/2021	125	96.00	1,200,000	79,687
Intel Corp.	Call	01/15/2021	95	52.50	498,750	73,625
Micron Technology, Inc.	Call	01/15/2021	10	42.00	42,000	9,975
Microsoft Corp.	Call	01/17/2020	60	115.00	690,000	51,600
Oracle Corp. Call	Call	01/17/2020	40	52.50	210,000	16,800
Procter & Gamble Co. (The)	Call	01/15/2021	30	100.00	300,000	23,850
Unitedhealth Group, Inc.	Call	01/17/2020	21	270.00	567,000	20,895
Verizon Communications Inc.	Call	01/17/2020	70	60.00	420,000	14,735
Visa, Inc.	Call	01/17/2020	14	145.00	203,000	20,475
Walt Disney Co. (The)	Call	01/17/2020	50	120.00	600,000	27,125
Open Exchange-Traded Equity Options Purchased			968			$677,961

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
S&P 500 Index	Call	06/19/2020	2	$2,675.00	$535,000	$54,970
S&P 500 Index	Call	06/19/2020	64	2,750.00	17,600,000	1,448,000
S&P 500 Index	Call	12/18/2020	31	2,800.00	8,680,000	746,945
Subtotal			97			2,249,915

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Core Plus Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Notional Value	Value
Currency Risk
USD versus GBP	Call	Citibank NA	04/05/2019	GBP 1.38	USD 82,650,000	$167,945
Subtotal – Foreign Currency Call Options Purchased						167,945
Currency Risk
EUR versus GBP	Put	Citibank NA	04/05/2019	GBP 0.85	EUR 70,000,000	698,917
EUR versus USD	Put	Morgan Stanley & Co International PLC	05/16/2019	USD 1.11	EUR 136,200,000	282,110
Subtotal – Foreign Currency Put Options Purchased						981,027
Total Foreign Currency Options Purchased						$1,148,972

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
AbbVie, Inc.	Call	01/15/2021	20	$105.00	$(7,179)	$210,000	$(5,580)	$ 1,599
Amazon.com, Inc.	Call	01/17/2020	40	2,400.00	(16,108)	240,000	(1,675)	14,433
Amazon.com, Inc.	Call	06/19/2020	2	2,300.00	(18,296)	460,000	(10,085)	8,211
Apple Inc.	Call	01/17/2020	11	280.00	(11,461)	308,000	(286)	11,175
Booking Holdings, Inc.	Call	01/17/2020	1	2,200.00	(4,347)	220,000	(2,410)	1,937
Cisco Systems, Inc.	Call	01/15/2021	1	60.00	(8,279)	240,000	(13,000)	(4,722)
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	25	65.00	(1,224)	162,500	(238)	987
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	25	0.00	(3,599)	0	(7,287)	(3,689)
Micron Technology, Inc.	Call	01/15/2021	5	55.00	(2,485)	27,500	(2,875)	(390)
Microsoft Corp.	Call	01/17/2020	15	135.00	(7,709)	202,500	(3,548)	4,162
Unitedhealth Group, Inc.	Call	01/17/2020	2	280.00	(2,369)	56,000	(1,415)	954
Unitedhealth Group, Inc.	Call	01/17/2020	3	300.00	(2,772)	90,000	(1,050)	1,722
Verizon Communications Inc.	Call	01/17/2020	70	60.00	(9,587)	420,000	(14,735)	(5,148)
Visa, Inc.	Call	01/17/2020	4	175.00	(1,860)	70,000	(1,132)	728
Walt Disney Co. (The)	Call	01/17/2020	12	130.00	(3,374)	156,000	(3,024)	350
Total Exchange-Traded Equity Options Written					(100,649)		$(68,340)	$32,309
(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to		Unrealized Appreciation (Depreciation)
	Counterparty	Deliver	Receive
Currency Risk
05/20/2019	Morgan Stanley	USD 30,444,800	EUR 26,800,000	$235,973
05/28/2019	JP Morgan Chase Bank	USD 73,498,246	NOK 631,765,641	591,539
05/31/2019	Citibank, N.A.	EUR 61,018,005	CHF 60,411,662	12,527
11/08/2019	Morgan Stanley	EUR 11,450,000	USD 13,505,100	207,315
Subtotal–Appreciation				1,047,354

Currency Risk
05/28/2019	Citibank, N.A.	CAD 20,013,591	USD 15,191,942	(47,705)
05/28/2019	Citibank, N.A.	GBP 128,227	USD 167,441	(3,357)
05/28/2019	Goldman Sachs & Co.	EUR 12,746,902	USD 14,556,173	(46,291)
05/31/2019	Goldman Sachs & Co.	CHF 60,411,662	USD 60,801,827	(228,705)
11/08/2019	Citibank, N.A.	USD 12,896,396	EUR 11,045,000	(68,970)
Subtotal–Depreciation				(395,028)
Total Forward Foreign Currency Contracts				$652,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Core Plus Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	6 Month EUR LIBOR	Semi-Annually	0.815%	Semi-Annually	01/14/2029	€70,000,000	$–	$984,990	$984,990
Subtotal - Appreciation							–	984,990	984,990
Interest Rate Risk
Pay	6 Month AUD BBSW	Semi-Annually	(2.566)	Semi-Annually	01/11/2029	120,000,000	–	(1,358,649)	(1,358,649)
Subtotal - Depreciation							–	(1,358,649)	(1,358,649)
Total Centrally Cleared Interest Rate Swap Agreements							$–	$(373,659)	$(373,659)

Abbreviations:

BBSW	-Bank Bill Swap Rate
CAD	-Canadian Dollar
CHF	-Swiss Franc
EUR	-Euro
GBP	-British Pound Sterling
LIBOR	-London Interbank Offered Rate
NOK	-Norway Krone
SPDR	-Standard & Poor’s Depositary Receipt
USD	-U.S. Dollar

Portfolio Composition

By security type, based on Total Investments

as of February 28, 2019

U.S. Dollar Denominated Bonds & Notes	44.0%
Asset-Backed Securities	17.1
U.S. Treasury Securities	15.2
U.S. Government Sponsored Agency Mortgage-Backed Securities	12.4
Preferred Stocks	1.5
Security types each less than 1% portfolio	1.3
Money Market Funds	8.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $3,677,821,925)	$3,642,789,103
Investments in affiliated money market funds, at value (Cost $338,218,648)	338,231,088
Other investments:
Variation margin receivable-centrally cleared swap agreements	386,720
Unrealized appreciation on forward foreign currency contracts outstanding	1,047,354
Cash	4,776,532
Foreign currencies, at value (Cost $6,175,287)	6,183,272
Receivable for:
Investments sold	88,255,913
Fund shares sold	5,983,148
Fund expenses absorbed	77,584
Dividends	1,286,484
Interest	25,836,540
Investments matured, at value (Cost $55,910)	81,446
Principal paydowns	784
Investment for trustee deferred compensation and retirement plans	132,398
Other assets	92,910
Total assets	4,115,161,276
Liabilities:
Other investments:
Options written, at value (premiums received $100,649)	68,340
Variation margin payable - futures contracts	995,852
Unrealized depreciation on forward foreign currency contracts outstanding	395,028
Payable for:
Investments purchased	261,338,121
Dividends	1,394,474
Fund shares reacquired	5,084,301
Accrued fees to affiliates	691,078
Accrued trustees’ and officers’ fees and benefits	10,497
Trustee deferred compensation and retirement plans	153,015
Total liabilities	270,130,706
Net assets applicable to shares outstanding	$3,845,030,570

Net assets consist of:
Shares of beneficial interest	$4,006,741,981
Distributable earnings	(161,711,411)
$3,845,030,570
Net Assets:
Class A	$923,854,282
Class C	$73,764,557
Class R	$15,158,203
Class Y	$820,295,509
Class R5	$5,509,570
Class R6	$2,006,448,449
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	88,428,005
Class C	7,063,363
Class R	1,451,318
Class Y	78,445,003
Class R5	527,591
Class R6	192,171,426
Class A:
Net asset value per share	$10.45
Maximum offering price per share (Net asset value of $10.45 ÷ 95.75%)	$10.91
Class C:
Net asset value and offering price per share	$10.44
Class R:
Net asset value and offering price per share	$10.44
Class Y:
Net asset value and offering price per share	$10.46
Class R5:
Net asset value and offering price per share	$10.44
Class R6:
Net asset value and offering price per share	$10.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Core Plus Bond Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $239)	$78,232,974
Dividends	2,119,331
Dividends from affiliated money market funds	3,113,665
Total investment income	83,465,970

Expenses:

Advisory fees	7,780,645
Administrative services fees	287,631
Custodian fees	46,619
Distribution fees:
Class A	1,091,096
Class C	535,413
Class R	36,514
Transfer agent fees – A, C, R and Y	1,378,813
Transfer agent fees – R5	2,734
Transfer agent fees – R6	53,392
Trustees’ and officers’ fees and benefits	39,425
Registration and filing fees	121,747
Reports to shareholders	199,674
Professional services fees	41,514
Other	87,298
Total expenses	11,702,515
Less: Fees waived and expense offset arrangement(s)	(1,009,755)
Net expenses	10,692,760
Net investment income	72,773,210

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(42,769,627)
Foreign currencies	1,010
Forward foreign currency contracts	(8,988,715)
Futures contracts	(6,166,065)
Option contracts written	3,920,595
Swap agreements	1,482,254
(52,520,548)
Change in net unrealized appreciation (depreciation) of: Investment securities	17,644,265
Foreign currencies	45,188
Forward foreign currency contracts	(443,000)
Futures contracts	869,592
Option contracts written	(1,814,853)
Swap agreements	3,775,698
20,076,890
Net realized and unrealized gain (loss)	(32,443,658)
Net increase in net assets resulting from operations	$40,329,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018
Operations:

Net investment income	$72,773,210	$122,914,123
Net realized gain (loss)	(52,520,548)	(57,853,055)
Change in net unrealized appreciation (depreciation)	20,076,890	(116,160,777)
Net increase (decrease) in net assets resulting from operations	40,329,552	(51,099,709)

Distributions to shareholders from distributable earnings(1):

Class A	(16,367,068)	(25,777,403)
Class B	-	(19,146)
Class C	(1,588,823)	(2,981,838)
Class R	(255,005)	(366,792)
Class Y	(17,403,289)	(44,624,566)
Class R5	(109,303)	(192,160)
Class R6	(40,829,778)	(49,953,506)
Total distributions to shareholders from distributable earnings	(76,553,266)	(123,915,411)

Return of capital:

Class A	-	(1,152,623)
Class B	-	(3,497)
Class C	-	(179,531)
Class R	-	(17,840)
Class Y	-	(1,872,061)
Class R5	-	(8,012)
Class R6	-	(1,989,623)
Total return of capital	-	(5,223,187)

Share transactions–net:

Class A	42,840,547	122,084,041
Class B	-	(3,035,643)
Class C	(48,220,501)	(905,235)
Class R	1,126,936	4,355,347
Class Y	(102,850,992)	(272,131,008)
Class R5	(107,599)	1,116,718
Class R6	(96,102,545)	1,062,065,636
Net increase (decrease) in net assets resulting from share transactions	(203,314,154)	913,549,856
Net increase (decrease) in net assets	(239,537,868)	733,311,549

Net assets:

Beginning of period	4,084,568,438	3,351,256,889
End of period	$3,845,030,570	$4,084,568,438

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco Core Plus Bond Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

40	Invesco Core Plus Bond Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for

41	Invesco Core Plus Bond Fund

the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

42	Invesco Core Plus Bond Fund

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the

43	Invesco Core Plus Bond Fund

beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

44	Invesco Core Plus Bond Fund

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $163,639 and reimbursed class level expenses of $393,546, $48,280, $6,585, $393,113, $1,171 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $71,778 in front-end sales commissions from the sale of Class A shares and $13,129 and $7,571 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

45	Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$1,750,670,444	$0	$1,750,670,444
Asset-Backed Securities	-	680,953,288	-	680,953,288
U.S. Treasury Securities	-	605,881,671	-	605,881,671
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	495,389,352	-	495,389,352
Preferred Stocks	57,801,669	-	-	57,801,669
Agency Credit Risk Transfer Notes	-	26,245,129	-	26,245,129
Variable Rate Senior Loan Interests	-	10,861,379	-	10,861,379
Non-U.S. Dollar Denominated Bonds & Notes	-	10,268,834	-	10,268,834
Municipal Obligations	-	622,352	-	622,352
Common Stocks & Other Equity Interests	3,582	14,555	0	18,137
Money Market Funds	338,231,088	-	-	338,231,088
Options Purchased	2,927,876	1,148,972	-	4,076,848
Investments Matured	-	81,446	-	81,446
Total Investments in Securities	398,964,215	3,582,137,422	0	3,981,101,637

Other Investments - Assets*
Futures Contracts	2,084,777	-	-	2,084,777
Forward Foreign Currency Contracts	-	1,047,354	-	1,047,354
Swap Agreements	-	984,990	-	984,990
	2,084,777	2,032,344	-	4,117,121

Other Investments - Liabilities*
Futures Contracts	(2,396,852)	-	-	(2,396,852)
Forward Foreign Currency Contracts	-	(395,028)	-	(395,028)
Options Written	(68,340)	-	-	(68,340)
Swap Agreements	-	(1,358,649)	-	(1,358,649)
	(2,465,192)	(1,753,677)	-	(4,218,869)
Total Other Investments	(380,415)	278,667	-	(101,748)
Total Investments	$398,583,800	$3,582,416,089	$0	$3,980,999,889

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

46	Invesco Core Plus Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$2,084,777	$2,084,777
Unrealized appreciation on swap agreements – Centrally Cleared(a)	-	-	984,990	984,990
Unrealized appreciation on forward foreign currency contracts outstanding	1,047,354	-	-	1,047,354
Options purchased, at value – Exchange-Traded(b)	-	-	2,927,876	2,927,876
Options purchased, at value – OTC(b)	1,148,972	-	-	1,148,972
Total Derivative Assets	2,196,326	-	5,997,643	8,193,969
Derivatives not subject to master netting agreements	-	-	(5,997,643)	(5,997,643)
Total Derivative Assets subject to master netting agreements	$2,196,326	$-	$-	$2,196,326

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(2,396,852)	$(2,396,852)
Unrealized depreciation on swap agreements – Centrally Cleared(a)	-	-	(1,358,649)	(1,358,649)
Unrealized depreciation on forward foreign currency contracts outstanding	(395,028)	-	-	(395,028)
Options written, at value – Exchange-Traded	-	(68,340)	-	(68,340)
Total Derivative Liabilities	(395,028)	(68,340)	(3,755,501)	(4,218,869)
Derivatives not subject to master netting agreements	-	68,340	3,755,501	3,823,841
Total Derivative Liabilities subject to master netting agreements	$(395,028)	$-	$-	$(395,028)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial Derivative Assets			Financial Derivative Liabilities		Collateral
	Forward Foreign	Options	Total	Forward Foreign	Net Value of	(Received)/Pledged		Net
Counterparty	Currency Contracts	Purchased	Assets	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Citibank, N.A.	$ 12,527	$ 866,862	$879,389	$(120,032)	$759,357	$-	$ (759,357)	$-
Goldman Sachs & Co.	-	-	-	(274,996)	(274,996)	-	-	(274,996)
JP Morgan Chase Bank	591,539	-	591,539	-	591,539	-	-	591,539
Morgan Stanley	443,288	282,110	725,398	-	725,398	-	(500,000)	225,398
Total	$10,47,354	$1,148,972	$2,196,326	$(395,028)	$1,801,298	$-	$(1,259,357)	$541,941

47	Invesco Core Plus Bond Fund

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(8,988,715)	$-	$-	$(8,988,715)
Futures contracts	-	-	-	(6,166,065)	(6,166,065)
Options purchased(a)	(1,208,657)	(2,713,808)	(130,662)	(1,903,750)	(5,956,877)
Options written	-	1,716,644	12,573	2,191,378	3,920,595
Swap agreements	(993,441)	-	-	2,475,695	1,482,254
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(443,000)	-	-	(443,000)
Futures contracts	-	-	-	869,592	869,592
Options purchased(a)	-	107,505	(534,321)	-	(426,816)
Options written	-	(1,682,780)	24,076	(156,149)	(1,814,853)
Swap agreements	-	-	-	3,775,698	3,775,698
Total	$(2,202,098)	$(12,004,154)	$(628,334)	$1,086,399	$(13,748,187)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Equity Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$970,872,109	$924,155,622	$18,890,592	$23,807,500	$250,000,000	$206,736,475	$2,920,958	$154,570,000	$80,000,000	$578,164,084
Average Contracts	-	-	10,032	507	-	-	1,491	-	-	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,421.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss

48	Invesco Core Plus Bond Fund

carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$60,416,517	$4,887,734	$65,304,251

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $5,316,796,284 and $6,163,059,692, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,597,331,473 and $2,391,939,976, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis
Aggregate unrealized appreciation of investments	$24,062,630
Aggregate unrealized (depreciation) of investments	(64,050,445)
Net unrealized (depreciation) of investments	$(39,987,815)

Cost of investments for tax purposes is $4,020,987,704.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	12,313,428	127,590,321	26,826,117	288,639,138
Class B(b)	-	-	6,748	74,038
Class C	1,306,293	13,488,207	4,510,488	48,760,686
Class R	346,633	3,593,451	918,412	9,911,883
Class Y	23,096,021	239,890,592	112,450,633	1,215,135,403
Class R5	41,551	429,436	660,164	7,082,251
Class R6	12,656,299	131,181,186	119,453,038	1,266,680,236

Issued as reinvestment of dividends:
Class A	1,437,574	14,891,071	2,315,982	24,739,891
Class B(b)	-	-	1,369	14,958
Class C	126,589	1,308,875	255,705	2,730,753
Class R	24,043	248,998	35,798	382,039
Class Y	1,166,914	12,096,912	3,167,089	34,018,398
Class R5	10,531	109,026	18,658	199,687
Class R6	3,852,669	39,881,035	4,832,635	51,408,112

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	180,127	1,954,379
Class B	-	-	(179,986)	(1,954,379)

49	Invesco Core Plus Bond Fund

	Summary of Share Activity
	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(9,629,888)	(99,640,845)	(18,049,396)	(193,249,367)
Class B(b)	-	-	(107,475)	(1,170,260)
Class C	(6,082,480)	(63,017,583)	(4,901,731)	(52,396,674)
Class R	(262,017)	(2,715,513)	(555,488)	(5,938,575)
Class Y	(34,322,679)	(354,838,496)	(142,999,308)	(1,521,284,809)
Class R5	(62,249)	(646,061)	(577,065)	(6,165,220)
Class R6	(25,864,278)	(267,164,766)	(24,229,180)	(256,022,712)
Net increase (decrease) in share activity	(19,845,046)	$ (203,314,154)	84,033,334	$ 913,549,856

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$10.53	$0.18	$(0.07)	$0.11	$(0.19)	$ -	$ -	$(0.19)	$10.45	1.10%	$923,854	0.74	%(d)	0.84	%(d)	3.56	%(d)	195%
Year ended 08/31/18	11.03	0.31	(0.48)	(0.17)	(0.32)	(0.01)	-	(0.33)	10.53	(1.51)	887,784	0.74		0.82		2.96		383
Year ended 08/31/17	11.05	0.28	0.03	0.31	(0.31)	-	(0.02)	(0.33)	11.03	2.88	805,356	0.76		0.88		2.54		547
Year ended 08/31/16	10.63	0.25	0.51	0.76	(0.34)	-	-	(0.34)	11.05	7.33	684,628	0.83		0.92		2.40		518
Year ended 08/31/15	10.92	0.30	(0.20)	0.10	(0.39)	-	-	(0.39)	10.63	0.91	495,226	0.84		0.97		2.78		537
Year ended 08/31/14	10.41	0.39	0.58	0.97	(0.46)	-	-	(0.46)	10.92	9.44	333,641	0.81		1.03		3.62		398
Class C
Six months ended 02/28/19	10.53	0.14	(0.08)	0.06	(0.15)	-	-	(0.15)	10.44	0.62	73,765	1.49	(d)	1.59	(d)	2.81	(d)	195
Year ended 08/31/18	11.02	0.24	(0.48)	(0.24)	(0.24)	(0.01)	-	(0.25)	10.53	(2.16)	123,285	1.49		1.57		2.21		383
Year ended 08/31/17	11.05	0.20	0.02	0.22	(0.23)	-	(0.02)	(0.25)	11.02	2.02	130,591	1.51		1.63		1.79		547
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	-	-	(0.26)	11.05	6.53	108,579	1.58		1.67		1.65		518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	-	-	(0.31)	10.63	0.25	65,160	1.59		1.72		2.03		537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	-	-	(0.38)	10.91	8.53	38,142	1.56		1.78		2.87		398
Class R
Six months ended 02/28/19	10.53	0.17	(0.08)	0.09	(0.18)	-	-	(0.18)	10.44	0.97	15,158	0.99	(d)	1.09	(d)	3.31	(d)	195
Year ended 08/31/18	11.02	0.29	(0.47)	(0.18)	(0.30)	(0.01)	-	(0.31)	10.53	(1.67)	14,134	0.99		1.07		2.71		383
Year ended 08/31/17	11.05	0.25	0.02	0.27	(0.28)	-	(0.02)	(0.30)	11.02	2.53	10,403	1.01		1.13		2.29		547
Year ended 08/31/16	10.63	0.23	0.51	0.74	(0.32)	-	-	(0.32)	11.05	7.06	7,545	1.08		1.17		2.15		518
Year ended 08/31/15	10.91	0.27	(0.19)	0.08	(0.36)	-	-	(0.36)	10.63	0.75	5,848	1.09		1.22		2.53		537
Year ended 08/31/14	10.41	0.36	0.57	0.93	(0.43)	-	-	(0.43)	10.91	9.07	3,554	1.06		1.28		3.37		398
Class Y
Six months ended 02/28/19	10.54	0.20	(0.07)	0.13	(0.21)	-	-	(0.21)	10.46	1.22	820,296	0.49	(d)	0.59	(d)	3.81	(d)	195
Year ended 08/31/18	11.03	0.35	(0.48)	(0.13)	(0.35)	(0.01)	-	(0.36)	10.54	(1.17)	932,839	0.49		0.57		3.21		383
Year ended 08/31/17	11.06	0.30	0.03	0.33	(0.34)	-	(0.02)	(0.36)	11.03	3.04	1,278,700	0.51		0.63		2.79		547
Year ended 08/31/16	10.64	0.28	0.51	0.79	(0.37)	-	-	(0.37)	11.06	7.59	282,260	0.58		0.67		2.65		518
Year ended 08/31/15	10.92	0.33	(0.19)	0.14	(0.42)	-	-	(0.42)	10.64	1.25	102,380	0.59		0.72		3.03		537
Year ended 08/31/14	10.42	0.42	0.56	0.98	(0.48)	-	-	(0.48)	10.92	9.61	9,699	0.56		0.78		3.87		398
Class R5
Six months ended 02/28/19	10.53	0.20	(0.08)	0.12	(0.21)	-	-	(0.21)	10.44	1.13	5,510	0.49	(d)	0.54	(d)	3.81	(d)	195
Year ended 08/31/18	11.03	0.34	(0.48)	(0.14)	(0.35)	(0.01)	-	(0.36)	10.53	(1.27)	5,660	0.49		0.50		3.21		383
Year ended 08/31/17	11.05	0.30	0.04	0.34	(0.34)	-	(0.02)	(0.36)	11.03	3.17	4,807	0.50		0.51		2.80		547
Year ended 08/31/16	10.63	0.28	0.51	0.79	(0.37)	-	-	(0.37)	11.05	7.60	90	0.58		0.60		2.65		518
Year ended 08/31/15	10.91	0.33	(0.19)	0.14	(0.42)	-	-	(0.42)	10.63	1.25	668	0.59		0.60		3.03		537
Year ended 08/31/14	10.40	0.41	0.58	0.99	(0.48)	-	-	(0.48)	10.91	9.72	1,495	0.56		0.60		3.87		398

50	Invesco Core Plus Bond Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Six months ended 02/28/19	$10.52	$0.20	$(0.07)	$0.13	$ (0.21)	$ -	$ -	$(0.21)	$10.44	1.25%	$2,006,448	0.44	%(d)	0.45	%(d)	3.86	%(d)	195%
Year ended 08/31/18	11.02	0.35	(0.48)	(0.13)	(0.36)	(0.01)	-	(0.37)	10.52	(1.21)	2,120,867	0.43		0.44		3.27		383
Year ended 08/31/17	11.05	0.30	0.03	0.33	(0.34)	-	(0.02)	(0.36)	11.02	3.12	1,118,319	0.47		0.48		2.83		547
Year ended 08/31/16	10.63	0.30	0.50	0.80	(0.38)	-	-	(0.38)	11.05	7.71	1,147,393	0.48		0.50		2.75		518
Year ended 08/31/15	10.91	0.34	(0.19)	0.15	(0.43)	-	-	(0.43)	10.63	1.32	275,013	0.52		0.53		3.10		537
Year ended 08/31/14	10.41	0.42	0.56	0.98	(0.48)	-	-	(0.48)	10.91	9.64	267,254	0.54		0.56		3.89		398
(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $880,110, $107,970, $14,727, $879,142, $5,512 and $2,029,940 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

51	Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$1,011.00	$3.69	$1,021.12	$3.71	0.74%
Class C	1,000.00	1,006.20	7.41	1,017.41	7.45	1.49
Class R	1,000.00	1,009.70	4.93	1,019.89	4.96	0.99
Class Y	1,000.00	1,012.20	2.44	1,022.36	2.46	0.49
Class R5	1,000.00	1,011.30	2.44	1,022.36	2.46	0.49
Class R6	1,000.00	1,012.50	2.20	1,022.61	2.21	0.44

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

52	Invesco Core Plus Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-SAR-1	04222019	1242

Semiannual Report to Shareholders	February 28, 2019
Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ⬛ C: VADCX ⬛ R: VADRX ⬛ Y: VADDX ⬛ R6: VADFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
14	Financial Statements
17	Notes to Financial Statements
23	Financial Highlights
24	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.07%
Class C Shares	-2.43
Class R Shares	-2.20
Class Y Shares	-1.94
Class R6 Shares	-1.91
S&P 500 Index▼ (Broad Market Index)	-3.04
S&P 500 Equal Weight Index▼ (Style-Specific Index)	-1.81
Lipper Multi-Cap Core Funds Index∎ (Peer Group Index)	-3.88
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

    The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.40%
10 Years	17.42
5 Years	7.63
1 Year	-1.04

Class C Shares*
Inception (7/28/97)	8.31%
10 Years	17.22
5 Years	8.08
1 Year	2.98

Class R Shares
Inception (3/31/08)	9.69%
10 Years	17.79
5 Years	8.59
1 Year	4.46

Class Y Shares
Inception (7/28/97)	8.94%
10 Years	18.38
5 Years	9.13
1 Year	5.01

Class R6 Shares
10 Years	18.35%
5 Years	9.26
1 Year	5.10
*Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	7.81%
10 Years	13.57
5 Years	5.34
1 Year	-13.16

Class C Shares
Inception (7/28/97)	7.30%
10 Years	13.38
5 Years	5.77
1 Year	-9.62

Class R Shares
Inception (3/31/08)	8.53%
10 Years	13.93
5 Years	6.27
1 Year	-8.33

Class Y Shares
Inception (7/28/97)	8.36%
10 Years	14.50
5 Years	6.80
1 Year	-7.87

Class R6 Shares
10 Years	14.46%
5 Years	6.93
1 Year	-7.78

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Class R6 shares was 0.53%, 1.21%, 0.78%, 0.28% and 0.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.

The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco Equally-Weighted S&P 500 Fund

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the
Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests-98.69%

Advertising-0.37%

Interpublic Group of Cos., Inc. (The)	615,230	$14,168,747

Omnicom Group, Inc.	180,314	13,649,770

		27,818,517

Aerospace & Defense-2.41%
Arconic, Inc.	692,212	12,799,000

Boeing Co. (The)	42,867	18,859,765

General Dynamics Corp.	80,867	13,765,181

Harris Corp.	92,033	15,179,003

Huntington Ingalls Industries, Inc.	68,906	14,429,605

L3 Technologies, Inc.	71,431	15,125,514

Lockheed Martin Corp.	47,494	14,695,119

Northrop Grumman Corp.	52,012	15,081,399

Raytheon Co.	80,448	15,003,552

Textron, Inc.	276,213	14,998,366

TransDigm Group, Inc. (b)	39,400	17,103,146

United Technologies Corp.	115,018	14,454,312

		181,493,962

Agricultural & Farm Machinery-0.20%
Deere & Co.	91,699	15,042,304

Agricultural Products-0.17%
Archer-Daniels-Midland Co.	306,304	13,017,920

Air Freight & Logistics-0.77%
C.H. Robinson Worldwide, Inc.	161,420	14,589,140

Expeditors International of Washington, Inc.	193,874	14,530,856

FedEx Corp.	74,217	13,433,277

United Parcel Service, Inc., Class B	138,498	15,262,480

		57,815,753

Airlines-0.93%
Alaska Air Group, Inc.	219,329	13,532,599

American Airlines Group, Inc.	421,606	15,021,822

Delta Air Lines, Inc.	255,358	12,660,650

Southwest Airlines Co.	272,793	15,287,320

United Continental Holdings, Inc. (b)	155,735	13,675,090

		70,177,481

Alternative Carriers-0.14%
CenturyLink, Inc.	803,779	10,601,845

Apparel Retail-0.97%
Foot Locker, Inc.	277,390	16,510,253

Gap, Inc. (The)	513,500	13,042,900

L Brands, Inc.	443,213	11,585,588

Ross Stores, Inc.	172,506	16,358,744

	Shares	Value

Apparel Retail-(continued)

TJX Cos., Inc. (The)	302,172	$15,498,402

		72,995,887

Apparel, Accessories & Luxury Goods-1.52%

Capri Holdings Ltd. (b)	360,154	16,423,022

Hanesbrands, Inc.	1,006,946	18,719,126

PVH Corp.	146,596	16,835,085

Ralph Lauren Corp.	134,622	16,850,636

Tapestry, Inc.	394,920	13,798,505

Under Armour, Inc., Series A(b)	367,641	8,290,305

Under Armour, Inc., Series C(b)	376,916	7,568,473

VF Corp.	181,826	15,884,319

		114,369,471

Application Software-1.71%

Adobe Systems, Inc. (b)	59,409	15,594,862

ANSYS, Inc. (b)	91,270	16,178,520

Assurant, Inc. (b)	316,155	18,099,874

Autodesk, Inc. (b)	103,910	16,938,369

Citrix Systems, Inc. (b)	125,198	13,208,389

Intuit, Inc.	68,004	16,805,829

salesforce.com, inc. (b)	99,709	16,317,378

Synopsys, Inc. (b)	155,895	15,851,404

		128,994,625

Asset Management & Custody Banks-1.82%

Affiliated Managers Group, Inc.	143,066	15,681,464

Ameriprise Financial, Inc.	124,005	16,322,778

Bank of New York Mellon Corp. (The)	280,753	14,733,918

BlackRock, Inc.	35,742	15,841,569

Franklin Resources, Inc.	435,583	14,204,362

Invesco Ltd. (c)	806,150	15,599,003

Northern Trust Corp.	158,206	14,744,799

State Street Corp.	215,083	15,458,015

T. Rowe Price Group, Inc.	148,573	14,921,186

		137,507,094

Auto Parts & Equipment-0.44%

Aptiv PLC	207,190	17,219,561

BorgWarner, Inc.	394,578	16,023,813

		33,243,374

Automobile Manufacturers-0.39%

Ford Motor Co.	1,603,786	14,065,203

General Motors Co.	389,294	15,369,327

		29,434,530

Automotive Retail-0.75%

Advance Auto Parts, Inc.	83,430	13,497,305

AutoZone, Inc. (b)	15,683	14,725,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Automotive Retail-(continued)

CarMax, Inc. (b)	223,235	$13,862,894

O’Reilly Automotive, Inc. (b)	39,245	14,597,570

		56,683,636

Biotechnology-1.80%

AbbVie, Inc.	159,610	12,647,496

Alexion Pharmaceuticals, Inc. (b)	124,866	16,898,116

Amgen, Inc.	71,141	13,522,481

Biogen, Inc. (b)	43,440	14,248,754

Celgene Corp. (b)	200,355	16,653,508

Gilead Sciences, Inc.	208,391	13,549,583

Incyte Corp. (b)	206,252	17,785,110

Regeneron Pharmaceuticals, Inc. (b)	35,847	15,440,737

Vertex Pharmaceuticals, Inc. (b)	80,349	15,165,874

		135,911,659

Brewers-0.18%

Molson Coors Brewing Co., Class B	220,390	13,589,247

Broadcasting-0.38%

CBS Corp., Class B	284,376	14,278,519

Discovery, Inc., Class A(b)	155,511	4,494,268

Discovery, Inc., Class C(b)	357,977	9,754,873

		28,527,660

Building Products-1.06%

A.O. Smith Corp.	329,974	17,135,550

Allegion PLC	158,242	14,235,450

Fortune Brands Home & Security, Inc.	338,056	15,929,199

Johnson Controls International PLC	427,409	15,074,715

Masco Corp.	462,568	17,374,054

		79,748,968

Cable & Satellite-0.59%

Charter Communications, Inc., Class A(b)	44,160	15,231,226

Comcast Corp., Class A	376,011	14,540,345

DISH Network Corp., Class A(b)	445,816	14,493,478

		44,265,049

Casinos & Gaming-0.40%

MGM Resorts International	516,411	13,813,994

Wynn Resorts Ltd.	128,061	16,204,839

		30,018,833

Commodity Chemicals-0.19%

Lyondell Chemical Co., Class A	165,949	14,191,958

Communications Equipment-1.01%

Arista Networks, Inc. (b)	61,994	17,683,788

Cisco Systems, Inc.	298,216	15,438,642

F5 Networks, Inc. (b)	82,592	13,887,019

Juniper Networks, Inc.	492,050	13,324,714

Motorola Solutions, Inc.	107,889	15,441,074

		75,775,237

	Shares	Value

Computer & Electronics Retail-0.23%

Best Buy Co., Inc.	246,780	$16,988,335

Construction & Engineering-0.65%

Fluor Corp.	415,327	15,616,295

Jacobs Engineering Group, Inc.	232,780	17,174,508

Quanta Services, Inc.	451,412	16,088,324

		48,879,127

Construction Machinery & Heavy Trucks-0.79%

Caterpillar, Inc.	107,787	14,803,467

Cummins, Inc.	102,093	15,731,510

PACCAR, Inc.	241,545	16,376,751

Wabtec Corp.	176,406	12,923,483

		59,835,211

Construction Materials-0.40%

Martin Marietta Materials, Inc.	78,188	14,683,707

Vulcan Materials Co.	137,135	15,285,067

		29,968,774

Consumer Electronics-0.23%

Garmin Ltd.	209,767	17,614,135

Consumer Finance-0.83%

American Express Co.	129,273	13,927,873

Capital One Financial Corp.	173,558	14,505,978

Discover Financial Services	221,032	15,828,101

Synchrony Financial	566,982	18,489,283

		62,751,235

Copper-0.22%

Freeport-McMoRan, Inc.	1,292,740	16,676,346

Data Processing & Outsourced Services-2.83%

Alliance Data Systems Corp.	78,901	13,649,873

Automatic Data Processing, Inc.	101,351	15,509,743

Broadridge Financial Solutions, Inc.	141,408	14,317,560

Fidelity National Information Services, Inc.	130,645	14,129,257

Fiserv, Inc. (b)	179,132	15,170,689

FleetCor Technologies, Inc. (b)	77,237	18,017,847

Global Payments, Inc.	134,489	17,534,676

Jack Henry & Associates, Inc.	104,012	13,795,112

Mastercard, Inc., Class A	69,954	15,723,561

Paychex, Inc.	207,348	15,969,943

PayPal Holdings, Inc. (b)	159,034	15,596,464

Total System Services, Inc.	161,458	15,241,635

Visa, Inc., Class A	101,148	14,982,042

Western Union Co. (The)	751,609	13,431,253

		213,069,655

Department Stores-0.52%

Kohl’s Corp.	223,125	15,067,631

Macy’s, Inc.	446,398	11,066,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Department Stores-(continued)

Nordstrom, Inc.	281,099	$13,290,361

		39,424,198

Distillers & Vintners-0.36%

Brown-Forman Corp., Class B	290,358	14,369,817

Constellation Brands, Inc., Class A	75,380	12,751,281

		27,121,098

Distributors-0.40%

Genuine Parts Co.	138,162	15,029,262

LKQ Corp. (b)	555,458	15,386,187

		30,415,449

Diversified Banks-1.00%

Bank of America Corp.	558,180	16,231,874

Citigroup Inc.	248,350	15,889,433

JPMorgan Chase & Co.	136,246	14,218,633

U.S. Bancorp	280,292	14,488,293

Wells Fargo & Co.	293,602	14,647,804

		75,476,037

Diversified Chemicals-0.39%

DowDuPont, Inc.	258,890	13,780,715

Eastman Chemical Co.	191,108	15,802,720

		29,583,435

Diversified Support Services-0.44%

Cintas Corp.	80,500	16,631,300

Copart, Inc. (b)	284,435	16,687,801

		33,319,101

Drug Retail-0.16%

Walgreens Boots Alliance, Inc.	173,536	12,354,028

Electric Utilities-2.58%
Alliant Energy Corp.	301,506	13,830,080

American Electric Power Co., Inc.	170,781	13,858,878

Duke Energy Corp.	150,570	13,500,106

Edison International	229,111	13,721,458

Entergy Corp.	152,197	14,204,546

Evergy, Inc.	225,705	12,619,167

Eversource Energy	195,846	13,672,009

Exelon Corp.	290,358	14,108,495

FirstEnergy Corp.	349,290	14,233,568

NextEra Energy, Inc.	75,392	14,152,586

Pinnacle West Capital Corp.	149,434	14,007,943

PPL Corp.	446,690	14,370,017

Southern Co. (The)	288,701	14,345,553

Xcel Energy, Inc.	257,136	14,106,481

		194,730,887

Electrical Components & Equipment-0.82%

AMETEK, Inc.	194,121	15,448,149

Eaton Corp. PLC	193,599	15,443,392

Emerson Electric Co.	226,079	15,407,284

	Shares	Value

Electrical Components & Equipment-(continued)

Rockwell Automation, Inc.	87,177	$15,566,325

		61,865,150

Electronic Components-0.41%

Amphenol Corp., Class A	164,154	15,425,552

Corning, Inc.	434,752	15,133,717

		30,559,269

Electronic Equipment & Instruments-0.47%

FLIR Systems, Inc.	316,889	16,303,939

Keysight Technologies, Inc. (b)	222,218	18,757,421

		35,061,360

Electronic Manufacturing Services-0.44%

IPG Photonics Corp. (b)	115,807	17,953,559

TE Connectivity Ltd.	187,181	15,365,689

		33,319,248

Environmental & Facilities Services-0.59%

Republic Services, Inc.	183,609	14,400,454

Rollins, Inc.	373,339	14,806,625

Waste Management, Inc.	149,926	15,180,007

		44,387,086

Fertilizers & Agricultural Chemicals-0.58%

CF Industries Holdings, Inc.	324,875	13,709,725

FMC Corp.	176,952	15,837,204

Mosaic Co. (The)	441,780	13,814,461

		43,361,390

Financial Exchanges & Data-1.38%

Cboe Global Markets, Inc.	135,436	12,989,667

CME Group, Inc., Class A	72,821	13,246,868

Intercontinental Exchange, Inc.	177,227	13,673,063

Moody’s Corp.	93,898	16,255,622

MSCI, Inc.	90,822	16,776,640

Nasdaq, Inc.	157,895	14,458,445

S&P Global, Inc.	82,007	16,431,742

		103,832,047

Food Distributors-0.19%

Sysco Corp.	208,773	14,102,616

Food Retail-0.18%

Kroger Co. (The)	462,411	13,562,515

Footwear-0.21%

NIKE, Inc., Class B	188,394	16,151,018

Gas Utilities-0.22%

Atmos Energy Corp.	169,268	16,732,142

General Merchandise Stores-0.60%

Dollar General Corp.	130,159	15,418,635

Dollar Tree, Inc. (b)	159,145	15,330,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

General Merchandise Stores-(continued)

Target Corp.	203,427	$14,776,937

		45,526,010

Gold-0.19%

Newmont Mining Corp.	410,214	13,996,502

Health Care Distributors-0.76%

AmerisourceBergen Corp.	173,030	14,413,399

Cardinal Health, Inc.	272,956	14,832,429

Henry Schein, Inc. (b)	216,762	12,853,987

McKesson Corp.	117,128	14,893,996

		56,993,811

Health Care Equipment-3.03%

Abbott Laboratories	193,106	14,988,888

ABIOMED, Inc. (b)	43,215	14,455,417

Baxter International, Inc.	207,979	15,542,271

Becton, Dickinson and Co.	59,037	14,687,815

Boston Scientific Corp. (b)	381,682	15,313,082

Danaher Corp.	136,097	17,287,041

Edwards Lifesciences Corp. (b)	85,331	14,445,685

Hologic, Inc. (b)	325,804	15,361,659

IDEXX Laboratories, Inc. (b)	71,814	15,154,908

Intuitive Surgical, Inc. (b)	27,783	15,214,249

Medtronic PLC	145,798	13,194,719

ResMed, Inc.	120,996	12,393,620

Stryker Corp.	82,037	15,464,795

Teleflex Inc.	13,118	3,802,121

Varian Medical Systems, Inc. (b)	114,728	15,414,854

Zimmer Biomet Holdings, Inc.	125,370	15,560,924

		228,282,048

Health Care Facilities-0.41%

HCA Healthcare, Inc.	107,821	14,991,432

Universal Health Services Inc., Class B	112,787	15,658,219

		30,649,651

Health Care REITs-0.56%

HCP, Inc.	471,995	14,523,286

Ventas, Inc.	218,418	13,705,729

Welltower, Inc.	188,889	14,036,342

		42,265,357

Health Care Services-0.86%

Cigna Corp.	66,534	11,606,191

CVS Health Corp.	190,097	10,993,309

DaVita, Inc. (b)	235,508	13,400,405

Laboratory Corp. of America Holdings (b)	99,440	14,740,986

Quest Diagnostics, Inc.	159,853	13,835,277

		64,576,168

Health Care Supplies-0.63%

Align Technology, Inc. (b)	63,386	16,415,073

Cooper Cos., Inc. (The)	54,663	15,633,071

	Shares	Value

Health Care Supplies-(continued)

DENTSPLY SIRONA, Inc.	369,603	$15,434,621

		47,482,765

Health Care Technology-0.18%

Cerner Corp. (b)	244,396	13,673,956

Home Furnishings-0.44%

Leggett & Platt, Inc.	377,882	17,163,400

Mohawk Industries, Inc. (b)	116,807	15,899,769

		33,063,169

Home Improvement Retail-0.40%

Home Depot, Inc. (The)	79,309	14,683,268

Lowe’s Cos., Inc.	146,361	15,381,078

		30,064,346

Homebuilding-0.61%

D.R. Horton, Inc.	384,908	14,969,072

Lennar Corp., Class A	339,822	16,304,660

PulteGroup, Inc.	533,551	14,405,877

		45,679,609

Hotel & Resort REITs-0.20%

Host Hotels & Resorts, Inc.	768,518	15,070,638

Hotels, Resorts & Cruise Lines-1.02%

Carnival Corp.	242,574	14,011,074

Hilton Worldwide Holdings, Inc.	190,150	15,801,465

Marriott International, Inc., Class A	126,919	15,899,143

Norwegian Cruise Line Holdings Ltd. (b)	286,943	15,933,945

Royal Caribbean Cruises Ltd.	127,595	15,117,456

		76,763,083

Household Appliances-0.23%

Whirlpool Corp.	120,708	17,081,389

Household Products-0.90%

Church &Dwight Co., Inc.	198,810	13,081,698

Clorox Co. (The)	83,054	13,125,024

Colgate-Palmolive Co.	209,670	13,810,963

Kimberly-Clark Corp.	116,370	13,595,507

Procter & Gamble Co. (The)	141,393	13,934,280

		67,547,472

Housewares & Specialties-0.13%
Newell Brands, Inc.	618,852	10,043,968

Human Resource & Employment Services-0.21%

Robert Half International, Inc.	236,569	16,131,640

Hypermarkets& Super Centers-0.39%

Costco Wholesale Corp.	65,991	14,434,872

Walmart, Inc.	148,767	14,726,445

		29,161,317

Independent Power Producers & Energy Traders-0.37%

AES Corp. (The)	856,693	14,760,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Independent Power Producers & Energy Traders-(continued)

NRG Energy, Inc.	322,879	$13,457,597

		28,218,417

Industrial Conglomerates-0.89%

3M Co.	69,679	14,450,728

General Electric Co.	1,998,804	20,767,573

Honeywell International, Inc.	100,147	15,429,648

Roper Technologies, Inc.	49,898	16,149,488

		66,797,437

Industrial Gases-0.41%

Air Products and Chemicals, Inc.	87,923	15,929,889

Linde PLC (United Kingdom)	87,071	15,084,180

		31,014,069

Industrial Machinery-2.04%

Dover Corp.	179,038	16,208,310

Flowserve Corp.	327,130	14,527,843

Fortive Corp.	198,435	16,186,343

Illinois Tool Works, Inc.	104,274	15,023,798

Ingersoll-Rand PLC	142,380	15,029,633

Parker-Hannifin Corp.	90,479	15,938,781

Pentair PLC (United Kingdom)	349,379	14,862,583

Snap-on, Inc.	92,751	14,840,160

Stanley Black & Decker, Inc.	115,445	15,288,381

Xylem, Inc.	208,805	15,775,218

		153,681,050

Industrial REITs-0.39%

Duke Realty Corp.	486,965	14,399,555

Prologis, Inc.	210,835	14,771,100

		29,170,655

Insurance Brokers-0.80%

Aon PLC	88,826	15,236,324

Arthur J. Gallagher & Co.	184,203	14,787,817

Marsh & McLennan Cos., Inc.	164,629	15,313,790

Willis Towers Watson PLC	88,866	15,286,729

		60,624,660

Integrated Oil & Gas-0.56%

Chevron Corp.	120,040	14,354,383

Exxon Mobil Corp.	180,791	14,287,913

Occidental Petroleum Corp.	209,896	13,884,620

		42,526,916

Integrated Telecommunication Services-0.37%

AT&T Inc.	452,159	14,071,188

Verizon Communications Inc.	239,387	13,625,908

		27,697,096

Interactive Home Entertainment-0.53%

Activision Blizzard, Inc.	286,162	12,058,867

Electronic Arts, Inc. (b)	170,462	16,326,850

	Shares	Value

Interactive Home Entertainment-(continued)

Take-Two Interactive Software, Inc. (b)	132,072	$11,524,603

		39,910,320

Interactive Media & Services-0.71%

Alphabet, Inc., Class A(b)	6,429	7,242,590

Alphabet, Inc., Class C(b)	6,623	7,417,230

Facebook, Inc., Class A(b)	94,850	15,313,532

TripAdvisor, Inc. (b)	225,110	11,969,099

Twitter, Inc. (b)	380,937	11,725,241

		53,667,692

Internet & Direct Marketing Retail-0.78%

Amazon.com, Inc. (b)(d)	8,583	14,074,661

Booking Holdings, Inc. (b)	7,561	12,831,320

eBay, Inc. (b)	472,648	17,558,873

Expedia Group, Inc.	115,445	14,235,523

		58,700,377

Internet Services & Infrastructure-0.41%

Akamai Technologies, Inc. (b)	209,896	14,621,355

VeriSign, Inc. (b)	89,501	15,934,758

		30,556,113

Investment Banking & Brokerage-1.01%

Charles Schwab Corp. (The)	331,737	15,263,219

E*TRADE Financial Corp.	313,760	15,371,102

Goldman Sachs Group, Inc. (The)	79,088	15,556,610

Morgan Stanley	344,708	14,470,842

Raymond James Financial, Inc.	183,807	15,178,782

		75,840,555

IT Consulting & Other Services-0.98%

Accenture PLC, Class A	87,855	14,178,040

Cognizant Technology Solutions Corp., Class A	201,626	14,311,414

DXC Technology Co.	240,736	15,854,873

Gartner, Inc. (b)	98,211	13,975,425

International Business Machines Corp.	113,963	15,741,709

		74,061,461

Leisure Products-0.40%

Hasbro Inc.	162,553	13,800,750

Mattel, Inc. (b)	1,158,970	16,712,347

		30,513,097

Life & Health Insurance-1.69%

Aflac, Inc.	306,304	15,051,778

Brighthouse Financial, Inc. (b)	427,944	16,569,992

Lincoln National Corp.	255,262	15,958,980

MetLife, Inc.	351,356	15,877,778

Principal Financial Group, Inc.	313,256	16,489,796

Prudential Financial, Inc.	165,888	15,900,365

Torchmark Corp.	177,135	14,624,266

Unum Group	460,231	17,194,230

		127,667,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Life Sciences Tools & Services-1.44%

Agilent Technologies, Inc.	197,004	$15,649,998

Illumina, Inc. (b)	41,855	13,090,988

IQVIA Holdings, Inc. (b)	115,778	16,220,498

Mettler-Toledo International, Inc. (b)	23,273	15,846,818

PerkinElmer, Inc.	163,194	15,366,347

Thermo Fisher Scientific, Inc.	58,346	15,144,871

Waters Corp. (b)	72,308	17,514,444

		108,833,964

Managed Health Care-0.90%

Anthem, Inc.	49,583	14,911,096

Centene Corp. (b)	214,290	13,048,118

Humana, Inc.	45,557	12,985,567

UnitedHealth Group, Inc.	51,559	12,488,621

WellCare Health Plans, Inc. (b)	57,647	14,618,126

		68,051,528

Metal & Glass Containers-0.21%

Ball Corp.	284,612	15,591,045

Motorcycle Manufacturers-0.19%
Harley-Davidson, Inc.	393,555	14,608,762

Movies & Entertainment-0.80%
Netflix, Inc. (b)	51,207	18,337,227

Twenty-First Century Fox, Inc., Class A	190,810	9,622,548

Twenty-First Century Fox, Inc., Class B	88,176	4,422,908

Viacom, Inc., Class B	478,272	13,975,108

Walt Disney Co. (The)	121,784	13,742,107

		60,099,898

Multi-line Insurance-0.82%

American International Group, Inc.	364,477	15,745,407

Assurant, Inc.	151,387	15,591,347

Hartford Financial Services Group, Inc. (The)	331,094	16,342,800

Loews Corp.	303,178	14,437,336

		62,116,890

Multi-Sector Holdings-0.39%

Berkshire Hathaway, Inc., Class B(b)	68,320	13,752,816

Jefferies Financial Group, Inc.	774,617	15,701,487

		29,454,303

Multi-Utilities-1.84%

Ameren Corp.	195,734	13,944,090

CenterPoint Energy, Inc.	466,356	14,055,970

CMS Energy Corp.	258,351	14,054,294

Consolidated Edison, Inc.	162,999	13,439,268

Dominion Energy, Inc.	177,642	13,161,496

DTE Energy Co.	115,582	14,281,312

NiSource, Inc.	497,062	13,410,733

Public Service Enterprise Group, Inc.	245,362	14,429,739

Sempra Energy	115,319	13,889,020

	Shares	Value

Multi-Utilities-(continued)

WEC Energy Group, Inc.	183,758	$14,017,060

		138,682,982

Office REITs-0.76%

Alexandria Real Estate Equities, Inc.	111,544	15,157,714

Boston Properties, Inc.	108,670	14,419,422

SL Green Realty Corp.	153,049	13,884,605

Vornado Realty Trust	199,886	13,454,327

		56,916,068

Oil & Gas Drilling-0.17%

Helmerich & Payne, Inc.	233,656	12,664,155

Oil & Gas Equipment & Services-1.01%

Baker Hughes a GE Co.	637,028	16,804,799

Halliburton Co.	471,181	14,460,545

National Oilwell Varco, Inc.	512,153	14,411,985

Schlumberger Ltd.	349,469	15,397,604

TechnipFMC PLC (United Kingdom)	678,463	15,122,940

		76,197,873

Oil & Gas Exploration & Production-2.45%

Anadarko Petroleum Corp.	268,188	11,666,178

Apache Corp.	451,860	14,992,715

Cabot Oil & Gas Corp.	586,197	14,432,170

Cimarex Energy Co.	199,361	14,336,050

Concho Resources Inc. (b)	118,798	13,067,780

ConocoPhillips	211,684	14,362,760

Devon Energy Corp.	528,802	15,604,947

Diamondback Energy, Inc.	147,387	15,170,544

EOG Resources, Inc.	136,532	12,834,008

Hess Corp.	268,452	15,529,948

Marathon Oil Corp.	908,527	15,081,548

Noble Energy, Inc.	627,088	13,889,999

Pioneer Natural Resources Co.	99,636	14,043,694

		185,012,341

Oil & Gas Refining & Marketing-0.76%

HollyFrontier Corp.	252,666	12,936,499

Marathon Petroleum Corp.	228,231	14,152,604

Phillips 66	157,367	15,163,884

Valero Energy Corp.	186,415	15,204,008

		57,456,995

Oil & Gas Storage & Transportation-0.61%

Kinder Morgan, Inc.	845,038	16,190,928

ONEOK, Inc.	227,018	14,588,177

Williams Cos., Inc. (The)	582,697	15,552,183

		46,331,288

Packaged Foods & Meats-2.11%

Campbell Soup Co.	348,933	12,568,567

Conagra Brands, Inc.	457,151	10,683,619

General Mills, Inc.	365,549	17,228,324

Hershey Co. (The)	126,672	14,020,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Packaged Foods & Meats-(continued)
Hormel Foods Corp.	306,579	$13,293,265

JM Smucker Co. (The)	134,080	14,200,413

Kellogg Co.	226,378	12,736,026

Kraft Heinz Co. (The)	287,911	9,555,766

Lamb Weston Holdings, Inc.	180,195	12,489,315

McCormick & Co, Inc.	90,150	12,258,597

Mondelez International, Inc., Class A	313,760	14,796,922

Tyson Foods, Inc., Class A	247,092	15,235,693

		159,066,564

Paper Packaging-0.98%
Avery Dennison Corp.	149,827	16,187,309

International Paper Co.	314,554	14,412,864

Packaging Corp. of America	146,235	13,978,604

Sealed Air Corp.	402,599	17,561,369

WestRock Co.	307,961	11,511,582

		73,651,728

Personal Products-0.48%
Coty, Inc., Class A	1,869,256	20,561,816

Estee Lauder Cos., Inc. (The), Class A	101,081	15,863,652

		36,425,468

Pharmaceuticals-1.83%
Allergan PLC	92,182	12,694,383

Bristol-Myers Squibb Co.	262,168	13,543,599

Eli Lilly and Co.	122,077	15,417,104

Johnson & Johnson	102,738	14,038,120

Merck & Co., Inc.	178,664	14,523,597

Mylan N.V. (b)	470,370	12,413,064

Nektar Therapeutics (b)	374,260	15,172,500

Perrigo Co. PLC	239,765	11,676,556

Pfizer, Inc.	311,969	13,523,856

Zoetis, Inc.	154,485	14,557,122

		137,559,901

Property & Casualty Insurance-1.02%
Allstate Corp. (The)	172,310	16,262,618

Chubb Ltd.	106,651	14,280,569

Cincinnati Financial Corp.	172,072	14,939,291

Progressive Corp. (The)	220,390	16,066,431

Travelers Cos., Inc. (The)	113,348	15,065,082

		76,613,991

Publishing-0.19%
News Corp., Class A	839,715	10,933,089

News Corp., Class B	271,086	3,608,155

		14,541,244

Railroads-0.83%
CSX Corp.	207,568	15,083,967

Kansas City Southern	141,349	15,356,155

Norfolk Southern Corp.	90,563	16,237,946

	Shares	Value

Railroads-(continued)
Union Pacific Corp.	95,841	$16,072,536

		62,750,604

Real Estate Services-0.22%
CBRE Group, Inc., Class A(b)	332,949	16,567,542

Regional Banks-3.01%
BB&T Corp.	299,261	15,253,333

Citizens Financial Group, Inc.	451,561	16,680,663

Comerica, Inc.	198,089	17,255,533

Fifth Third Bancorp	577,038	15,914,708

First Republic Bank	147,371	15,471,008

Huntington Bancshares, Inc.	1,122,782	16,179,289

KeyCorp	903,123	15,949,152

M&T Bank Corp.	92,444	15,998,359

People’s United Financial, Inc.	896,017	15,913,262

PNC Financial Services Group, Inc. (The)	115,309	14,531,240

Regions Financial Corp.	1,014,422	16,636,521

SunTrust Banks, Inc.	261,867	16,987,312

SVB Financial Group (b)	71,275	17,616,329

Zions Bancorp. N.A.	328,942	16,808,936

		227,195,645

Reinsurance-0.19%
Everest Re Group, Ltd.	63,462	14,349,393

Research & Consulting Services-0.79%
Equifax, Inc.	140,607	15,397,872

IHS Markit Ltd. (b)	279,833	14,878,721

Nielsen Holdings PLC	531,269	13,919,248

Verisk Analytics, Inc., Class A(b)	120,040	15,176,657

		59,372,498

Residential REITs-1.13%
Apartment Investment & Management Co., Class A	280,919	13,745,367

AvalonBay Communities, Inc.	73,109	14,229,205

Equity Residential	195,370	14,396,815

Essex Property Trust, Inc.	52,097	14,578,824

Mid-America Apartment Communities, Inc.	134,741	13,956,473

UDR, Inc.	325,261	14,448,094

		85,354,778

Restaurants-1.00%
Chipotle Mexican Grill, Inc. (b)	29,845	18,131,733

Darden Restaurants, Inc.	132,404	14,843,812

McDonald’s Corp.	74,549	13,705,088

Starbucks Corp.	209,125	14,693,123

Yum! Brands, Inc.	149,010	14,081,445

		75,455,201

Retail REITs-1.11%
Federal Realty Investment Trust	104,378	13,943,857

Kimco Realty Corp.	830,654	14,611,204

Macerich Co. (The)	286,042	12,471,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Retail REITs-(continued)
Realty Income Corp.	205,972	$14,245,024

Regency Centers Corp.	222,182	14,497,375

Simon Property Group, Inc.	74,806	13,551,855

		83,320,746

Semiconductor Equipment-0.68%
Applied Materials, Inc.	418,507	16,045,558

KLA-Tencor Corp.	152,656	17,630,241

Lam Research Corp.	100,939	17,774,349

		51,450,148

Semiconductors-2.70%
Advanced Micro Devices, Inc. (b)	686,645	16,156,757

Analog Devices, Inc.	156,574	16,747,155

Broadcom, Inc.	53,620	14,764,803

Intel Corp.	285,504	15,120,292

Maxim Integrated Products, Inc.	258,890	14,091,383

Microchip Technology, Inc.	190,734	16,569,063

Micron Technology, Inc. (b)	399,539	16,333,154

NVIDIA Corp.	93,302	14,392,766

Qorvo, Inc. (b)	225,780	15,836,209

QUALCOMM, Inc.	237,143	12,661,065

Skyworks Solutions, Inc.	198,926	16,244,297

Texas Instruments, Inc.	144,963	15,334,186

Xilinx, Inc.	153,842	19,276,403

		203,527,533

Soft Drinks-0.57%
Coca-Cola Co. (The)	276,941	12,556,505

Monster Beverage Corp. (b)	259,332	16,553,162

PepsiCo, Inc.	119,913	13,866,739

		42,976,406

Specialized Consumer Services-0.16%
H&R Block, Inc.	506,458	12,230,961

Specialized REITs-1.69%
American Tower Corp., Class A	82,017	14,447,294

Crown Castle International Corp.	119,285	14,165,094

Digital Realty Trust, Inc.	119,525	13,520,668

Equinix, Inc.	35,317	14,956,749

Extra Space Storage, Inc.	140,405	13,470,456

Iron Mountain, Inc.	390,183	13,820,282

Public Storage	67,155	14,202,611

SBA Communications Corp., Class A(b)	79,212	14,302,519

Weyerhaeuser Co.	568,633	14,153,275

		127,038,948

Specialty Chemicals-1.18%
Albemarle Corp.	160,812	14,680,527

Celanese Corp., Series A	157,622	16,123,154

Ecolab, Inc.	88,458	14,941,441

International Flavors & Fragrances, Inc.	100,842	12,857,355

PPG Industries, Inc.	136,450	15,278,307

	Shares	Value

Specialty Chemicals-(continued)
Sherwin-Williams Co. (The)	35,399	$15,334,847

		89,215,631

Specialty Stores-0.63%
Bunge Ltd.	153,203	14,607,906

Tiffany & Co.	165,306	15,710,682

Ultra Beauty, Inc. (b)	55,354	17,297,572

		47, 616,160

Steel-0.19%
Nucor Corp.	242,316	14,677,080

Systems Software-0.99%
Fortinet, Inc. (b)	187,412	16,265,488

Microsoft Corp.	128,870	14,437,306

Oracle Corp.	293,224	15,285,767

Red Hat, Inc. (b)	77,417	14,136,344

Symantec Corp.	633,484	14,247,055

		74,371,960

Technology Hardware, Storage & Peripherals-1.44%
Apple Inc.	82,572	14,297,342

Hewlett Packard Enterprise Co.	960,918	15,739,837

HP, Inc.	620,820	12,248,779

NetApp, Inc.	222,435	14,502,762

Seagate Technology PLC	354,455	16,503,425

Western Digital Corp.	352,352	17,723,305

Xerox Corp.	558,865	17,268,928

		108,284,378

Tobacco-0.37%
Altria Group, Inc.	259,135	13,581,265

Philip Morris International Inc.	165,627	14,399,612

		27,980,877

Trading Companies & Distributors-0.64%
Fastenal Co.	253,651	15,964,794

United Rentals, Inc. (b)	129,150	17,382,299

W.W. Grainger, Inc.	48,043	14,642,065

		47,989,158

Trucking-0.21%
JB Hunt Transport Services, Inc.	147,418	15,872,496

Water Utilities-0.19%
American Water Works Co., Inc.	140,665	14,294,377

Total Common Stocks & Other Equity Interests (Cost $5,008,436,786)		7,438,835,409

Money Market Funds-1.22%
Invesco Government & Agency Portfolio-Institutional Class, 2.30%(e)	32,149,078	32,149,078

Invesco Liquid Assets Portfolio- Institutional Class, 2.51%(e)	22,957,743	22,964,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Invesco Treasury Portfolio-Institutional Class, 2.29%(e)	36,741,803	$36,741,803

Total Money Market Funds (Cost $91,855,467)		91,855,511

TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $5,100,292,253)		7,530,690,920

OTHER ASSETS LESS LIABILITIES-0.09%		6,639,520

NET ASSETS-100.00%		$7,537,330,440

Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of February 28, 2019 represented less than 1% of the Fund’s Net Assets. See Note 5.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Portfolio Composition

By sector, based on Net Assets

as of February 28, 2019

Industrials	14.27%

Information Technology	14.07

Financials	13.96

Consumer Discretionary	12.65

Health Care	11.84

Consumer Staples	6.06

Real Estate	6.06

Energy	5.56

Utilities	5.20

Materials	4.94

Communication Services	4.08

Money Market Funds, Plus Other Assets Less Liabilities	1.31

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini S&P 500 Index	745	March-2019	$103,730,075	$(90,787)	$(90,787)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $4,988,202,086)	$7,423,236,406

Investments in affiliates, at value (Cost $112,090,167)	107,454,514

Cash	795,463

Receivable for: Investments sold	233,657

Fund shares sold	7,066,584

Dividends	13,718,248

Investment for trustee deferred compensation and retirement plans	202,075

Other assets	105,396

Total assets	7,552,812,343

Liabilities:

Other investments:
Variation margin payable - futures contracts	386,969

Payable for:
Fund shares reacquired	11,110,417

Accrued fees to affiliates	2,804,761

Accrued trustees’ and officers’ fees and benefits	17,826

Accrued other operating expenses	917,417

Trustee deferred compensation and retirement plans	244,513

Total liabilities	15,481,903

Net assets applicable to shares outstanding	$7,537,330,440

Net assets consist of:

Shares of beneficial interest	$5,146,205,007

Distributable earnings	2,391,125,433

$7,537,330,440

Net Assets:

Class A	$2,246,372,728

Class C	$1,100,474,201

Class R	$136,764,296

Class Y	$2,983,345,167

Class R6	$1,070,374,048

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	38,190,710

Class C	19,562,207

Class R	2,337,280

Class Y	50,233,883

Class R6	18,003,317

Class A:
Net asset value per share	$58.82

Maximum offering price per share (Net asset value of $58.82 ÷ 94.50%)	$62.24

Class C:
Net asset value and offering price per share	$56.26

Class R:
Net asset value and offering price per share	$58.51

Class Y:
Net asset value and offering price per share	$59.39

Class R6:
Net asset value and offering price per share	$59.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Dividends	$73,679,040

Dividends from affiliated money market funds (includes securities lending income of $79,168)	994,108

Total investment income	74,673,148

Expenses:

Advisory fees	3,901,135

Administrative services fees	402,174

Custodian fees	37,682

Distribution fees:
Class A	2,611,396

Class C	5,675,016

Class R	324,927

Transfer agent fees – A, C, R and Y	3,742,368

Transfer agent fees – R6	24,964

Trustees’ and officers‘ fees and benefits	68,119

Registration and filing fees	100,473

Licensing fees	745,339

Reports to shareholders	201,535

Professional services fees	60,906

Other	63,141

Total expenses	17,959,175

Less: Fees waived and expense offset arrangement(s)	(32,529)

Net expenses	17,926,646

Net investment income	56,746,502

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:

Investment securities	123,098,602

Futures contracts	(6,776,677)

116,321,925

Change in net unrealized appreciation (depreciation) of: Investment securities	(369,849,817)

Futures contracts	(778,228)

(370,628,045)

Net realized and unrealized gain (loss)	(254,306,120)

Net increase (decrease) in net assets resulting from operations	$(197,559,618)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:
Net investment income	$56,746,502	$101,774,209

Net realized gain	116,321,925	295,114,640

Change in net unrealized appreciation (depreciation)	(370,628,045)	808,580,285

Net increase (decrease) in net assets resulting from operations	(197,559,618)	1,205,469,134

Distributions to shareholders from distributable earnings(1):
Class A	(126,203,759)	(60,472,409)

Class B	-	(51,520)

Class C	(63,410,742)	(26,444,242)

Class R	(7,423,559)	(3,426,997)

Class Y	(183,732,668)	(100,099,097)

Class R6	(64,278,995)	(30,682,341)

Total distributions to shareholders from distributable earnings	(445,049,723)	(221,176,606)

Share transactions-net:
Class A	127,848,219	(85,392,367)

Class B	-	(3,301,772)

Class C	(51,775,992)	(21,468,146)

Class R	10,031,052	(12,092,846)

Class Y	(186,505,258)	(295,793,726)

Class R6	151,818,944	70,474,012

Net increase (decrease) in net assets resulting from share transactions	51,416,965	(347,574,845)

Net increase (decrease) in net assets	(591,192,376)	636,717,683

Net assets:
Beginning of period	8,128,522,816	7,491,805,133

End of period	$7,537,330,440	$8,128,522,816

(1)

For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended August 31, 2018, distributions from net investment income were $29,659,224, $16,753, $9,106,520, $1,527,437, $53,078,211 and $16,786,276 and distributions from net realized gains were $30,813,185, $34,767, $17,337,722, $1,899,560, $47,020,886 and $13,896,065 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1– Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

17                         Invesco Equally-Weighted S&P 500 Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be

18                         Invesco Equally-Weighted S&P 500 Fund

purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $25,512.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

19                         Invesco Equally-Weighted S&P 500 Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $261,209 in front-end sales commissions from the sale of Class A shares and $9,402 and $44,595 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$7,438,835,409	$-	$-	$7,438,835,409

Money Market Funds	91,855,511	-	-	91,855,511

Total Investments in Securities	7,530,690,920	-	-	7,530,690,920

Other Investments - Liabilities*

Futures Contracts	(90,787)	-	-	(90,787)

Total Investments	$7,530,600,133	$-	$-	$7,530,600,133

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Liabilities	Equity Risk

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$(90,787)

Derivatives not subject to master netting agreements	90,787

Total Derivative Liabilities subject to master netting agreements	$-

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

20                         Invesco Equally-Weighted S&P 500 Fund

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Loss on Statement of Operations
Equity Risk

Realized (Loss):
Futures contracts	$(6,776,677)

Change in Net Unrealized (Depreciation):
Futures contracts	(778,228)

Total	$(7,554,905)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$56,566,531

NOTE 5–Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the six months ended February 28, 2019.

	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 02/28/19	Dividend Income

Invesco Ltd.	$13,342,569	$5,544,659	$(636,999)	$(2,116,441)	$(534,785)	$15,599,003	$446,639

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,017.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carry forward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

21                         Invesco Equally-Weighted S&P 500 Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the six months ended February 28, 2019 was $924,194,908 and $1,228,836,591, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,521,109,226

Aggregate unrealized (depreciation) of investments	(179,679,305)

Net unrealized appreciation of investments	$2,341,429,921

Cost of investments for tax purposes is $5,189,170,212.

NOTE 11–Share Information

		Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Class A	5,178,614	$297,607,503	5,770,756	$348,451,748

Class B(b)	–	–	680	39,286

Class C	1,848,016	101,395,257	3,167,491	183,252,922

Class R	443,018	25,559,665	691,345	41,539,901

Class Y	7,273,228	422,365,342	13,675,120	832,580,158

Class R6	2,874,829	174,375,434	5,330,475	319,399,367

Issued as reinvestment of dividends:
Class A	2,146,785	115,604,240	935,175	55,568,115

Class B(b)	–	–	826	48,839

Class C	1,121,642	57,866,941	424,100	24,199,130

Class R	138,220	7,408,583	57,829	3,421,169

Class Y	2,749,406	149,436,193	1,357,075	81,343,086

Class R6	1,163,347	63,274,464	505,764	30,345,827

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	41,105	2,597,848

Class B	–	–	(41,102)	(2,597,848)

Reacquired:
Class A	(4,954,382)	(285,363,524)	(8,160,022)	(492,010,078)

Class B(b)	–	–	(13,501)	(792,049)

Class C	(3,874,696)	(211,038,190)	(3,964,268)	(228,920,198)

Class R	(397,372)	(22,937,196)	(952,042)	(57,053,916)

Class Y	(13,019,421)	(758,306,793)	(19,961,043)	(1,209,716,970)

Class R6	(1,469,679)	(85,830,954)	(4,551,974)	(279,271,182)

Net increase (decrease) in share activity	1,221,555	$51,416,965	(5,686,211)	$(347,574,845)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

22                         Invesco Equally-Weighted S&P 500 Fund

NOTE 12–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$64.04	$0.44	$(2.09)	$(1.65)	$(0.82)	$(2.75)	$(3.57)	$58.82	(2.07)%	$2,246,373	0.51	%(d)	0.51	%(d)	1.51	%(d)	12%
Year ended 08/31/18	56.49	0.75	8.45	9.20	(0.81)	(0.84)	(1.65)	64.04	16.52	2,293,892	0.53		0.53		1.23		20
Year ended 08/31/17	50.91	0.74	5.54	6.28	(0.54)	(0.16)	(0.70)	56.49	12.41	2,103,146	0.53		0.53		1.37		24
Year ended 08/31/16	46.87	0.75	4.57	5.32	(0.66)	(0.62)	(1.28)	50.91	11.69	1,957,456	0.54		0.54		1.58		29
Year ended 08/31/15	48.54	0.67	(1.18)	(0.51)	(0.49)	(0.67)	(1.16)	46.87	(1.07)	1,789,491	0.54		0.54		1.36		21
Year ended 08/31/14	40.07	0.59	9.45	10.04	(0.48)	(1.09)	(1.57)	48.54	25.64	1,506,665	0.56		0.56		1.31		17
Class C
Six months ended 02/28/19	61.18	0.21	(1.98)	(1.77)	(0.40)	(2.75)	(3.15)	56.26	(2.43)	1,100,474	1.27	(d)	1.27	(d)	0.75	(d)	12
Year ended 08/31/18	54.05	0.32	8.09	8.41	(0.44)	(0.84)	(1.28)	61.18	15.75 (e)	1,252,161	1.21	(e)	1.21	(e)	0.55	(e)	20
Year ended 08/31/17	48.82	0.32	5.30	5.62	(0.23)	(0.16)	(0.39)	54.05	11.56	1,126,361	1.28		1.28		0.62		24
Year ended 08/31/16	45.03	0.41	4.39	4.80	(0.39)	(0.62)	(1.01)	48.82	10.90 (e)	941,775	1.23	(e)	1.23	(e)	0.89	(e)	29
Year ended 08/31/15	46.79	0.29	(1.12)	(0.83)	(0.26)	(0.67)	(0.93)	45.03	(1.81)	750,898	1.29		1.29		0.61		21
Year ended 08/31/14	38.75	0.25	9.14	9.39	(0.26)	(1.09)	(1.35)	46.79	24.73	349,739	1.31		1.31		0.56		17
Class R
Six months ended 02/28/19	63.64	0.36	(2.07)	(1.71)	(0.67)	(2.75)	(3.42)	58.51	(2.20)	136,764	0.77	(d)	0.77	(d)	1.25	(d)	12
Year ended 08/31/18	56.15	0.59	8.42	9.01	(0.68)	(0.84)	(1.52)	63.64	16.25	137,036	0.78		0.78		0.98		20
Year ended 08/31/17	50.63	0.60	5.50	6.10	(0.42)	(0.16)	(0.58)	56.15	12.13	132,316	0.78		0.78		1.12		24
Year ended 08/31/16	46.65	0.63	4.54	5.17	(0.57)	(0.62)	(1.19)	50.63	11.38	111,116	0.79		0.79		1.33		29
Year ended 08/31/15	48.36	0.54	(1.17)	(0.63)	(0.41)	(0.67)	(1.08)	46.65	(1.33)	89,588	0.79		0.79		1.11		21
Year ended 08/31/14	39.95	0.48	9.43	9.91	(0.41)	(1.09)	(1.50)	48.36	25.35	65,777	0.81		0.81		1.06		17
Class Y
Six months ended 02/28/19	64.71	0.52	(2.12)	(1.60)	(0.97)	(2.75)	(3.72)	59.39	(1.94)	2,983,345	0.27	(d)	0.27	(d)	1.75	(d)	12
Year ended 08/31/18	57.06	0.91	8.53	9.44	(0.95)	(0.84)	(1.79)	64.71	16.80	3,444,820	0.28		0.28		1.48		20
Year ended 08/31/17	51.40	0.88	5.59	6.47	(0.65)	(0.16)	(0.81)	57.06	12.69	3,318,343	0.28		0.28		1.62		24
Year ended 08/31/16	47.30	0.88	4.61	5.49	(0.77)	(0.62)	(1.39)	51.40	11.97	2,116,654	0.29		0.29		1.83		29
Year ended 08/31/15	48.95	0.80	(1.19)	(0.39)	(0.59)	(0.67)	(1.26)	47.30	(0.83)	1,945,879	0.29		0.29		1.61		21
Year ended 08/31/14	40.38	0.71	9.52	10.23	(0.57)	(1.09)	(1.66)	48.95	25.95	1,021,247	0.31		0.31		1.56		17
Class R6
Six months ended 02/28/19	64.83	0.55	(2.13)	(1.58)	(1.05)	(2.75)	(3.80)	59.45	(1.91)	1,070,374	0.16	(d)	0.16	(d)	1.86	(d)	12
Year ended 08/31/18	57.15	0.98	8.56	9.54	(1.02)	(0.84)	(1.86)	64.83	16.96	1,000,614	0.16		0.16		1.60		20
Year ended 08/31/17	51.47	0.95	5.60	6.55	(0.71)	(0.16)	(0.87)	57.15	12.84	808,668	0.16		0.16		1.74		24
Year ended 08/31/16	47.37	0.97	4.58	5.55	(0.83)	(0.62)	(1.45)	51.47	12.08	681,025	0.16		0.16		1.96		29
Year ended 08/31/15	48.99	0.87	(1.20)	(0.33)	(0.62)	(0.67)	(1.29)	47.37	(0.70)	178,731	0.16		0.16		1.74		21
Year ended 08/31/14	40.39	0.78	9.49	10.27	(0.58)	(1.09)	(1.67)	48.99	26.05	1,253	0.22		0.22		1.65		17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $2,140,468, $1,144,561, $131,048, $3,033,372 and $1,017,482 for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% and 0.94% for the years ended August 31, 2018 and 2016, respectively.

23                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$979.30	$2.50	$1,022.27	$2.56	0.51%
Class C	1,000.00	975.70	6.22	1,018.50	6.36	1.27
Class R	1,000.00	978.00	3.78	1,020.98	3.86	0.77
Class Y	1,000.00	980.60	1.33	1,023.46	1.35	0.27
Class R6	1,000.00	980.90	0.79	1,024.00	0.80	0.16

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco Equally-Weighted S&P 500 Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-SAR-1	04222019	0759

Semiannual Report to Shareholders	February 28, 2019

Invesco Equity and Income Fund
Nasdaq: A: ACEIX ∎ C: ACERX ∎ R: ACESX ∎ Y: ACETX ∎ R5: ACEKX ∎ R6: IEIFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
18	Financial Statements
21	Notes to Financial Statements
28	Financial Highlights
30	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.08%
Class C Shares	-3.44
Class R Shares	-3.28
Class Y Shares	-3.04
Class R5 Shares	-3.02
Class R6 Shares	-2.88
Russell 1000 Value Index▼ (Broad Market Index)	-1.62
Bloomberg Barclays U.S. Government/Credit Index∎ (Style-Specific Index)	1.90
Lipper Mixed-Asset Target Allocation Growth Funds Index♦ (Peer Group Index)	-1.98

Source(s): ▼RIMES Technologies Corp.; ∎FactSet Research Systems Inc.; ♦Lipper Inc.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Equity and Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	9.93%
10 Years	10.83
5 Years	4.54
1 Year	-6.75

Class C Shares*
Inception (7/6/93)	8.79%
10 Years	10.64
5 Years	4.94
1 Year	-2.92

Class R Shares
Inception (10/1/02)	7.60%
10 Years	11.17
5 Years	5.44
1 Year	-1.64

Class Y Shares
Inception (12/22/04)	6.80%
10 Years	11.73
5 Years	5.97
1 Year	-1.06

Class R5 Shares
10 Years	11.78%
5 Years	6.04
1 Year	-1.01

Class R6 Shares
10 Years	11.75%
5 Years	6.15
1 Year	-0.91
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	9.79%
10 Years	8.39
5 Years	2.98
1 Year	-14.64

Class C Shares
Inception (7/6/93)	7.98%
10 Years	8.22
5 Years	3.39
1 Year	-11.08

Class R Shares
Inception (10/1/02)	7.09%
10 Years	8.74
5 Years	3.90
1 Year	-9.82

Class Y Shares
Inception (12/22/04)	6.20%
10 Years	9.29
5 Years	4.41
1 Year	-9.42

Class R5 Shares
10 Years	9.32%
5 Years	4.48
1 Year	-9.38

Class R6 Shares
10 Years	9.29%
5 Years	4.58
1 Year	-9.29

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.78%, 1.52%, 1.03%, 0.53%, 0.48% and 0.39%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.79%, 1.53%, 1.04%, 0.54%, 0.49% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3	Invesco Equity and Income Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4	Invesco Equity and Income Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-63.26%

Aerospace & Defense-1.26%

General Dynamics Corp.	1,003,030	$170,735,767

Apparel, Accessories & Luxury Goods-0.67%

Capri Holdings Ltd. (b)	1,986,838	90,599,813

Asset Management & Custody Banks-1.02%

Northern Trust Corp.	245,509	22,881,439

State Street Corp.	1,606,365	115,449,452
		138,330,891

Automobile Manufacturers-1.73%

General Motors Co.	5,941,555	234,572,591

Biotechnology-0.61%

Celgene Corp. (b)	995,818	82,772,392

Broadcasting-0.49%

CBS Corp., Class B	1,319,214	66,237,735

Building Products-1.12%

Johnson Controls International PLC	4,302,154	151,736,972

Cable & Satellite-1.99%

Charter Communications, Inc., Class A(b)	503,657	173,716,336

Comcast Corp., Class A	2,481,234	95,949,319
		269,665,655

Communications Equipment-1.70%

Cisco Systems, Inc.	4,018,489	208,037,176

Juniper Networks, Inc.	802,406	21,729,154
		229,766,330

Diversified Banks-9.02%

Bank of America Corp.	12,648,243	367,810,906

Citigroup Inc.	6,600,116	422,275,422

JPMorgan Chase & Co.	2,416,977	252,235,720

Wells Fargo & Co.	3,584,445	178,827,961
		1,221,150,009

Diversified Chemicals-0.81%

DowDuPont, Inc.	2,051,881	109,221,626

Electric Utilities-0.73%

Duke Energy Corp.	580,922	52,085,467

FirstEnergy Corp.	1,152,463	46,962,867
		99,048,334

Fertilizers & Agricultural Chemicals-1.06%

Mosaic Co. (The)	2,529,488	79,097,090

Nutrien Ltd. (Canada)	1,187,039	64,622,403
		143,719,493

	Shares	Value
Food Distributors-0.85%

US Foods Holding Corp. (b)	3,244,297	$114,329,026

Health Care Distributors-0.90%

McKesson Corp.	954,885	121,423,177

Health Care Equipment-1.60%

Medtronic PLC	974,494	88,191,707

Zimmer Biomet Holdings, Inc.	1,036,315	128,627,418
		216,819,125

Health Care Services-1.02%

CVS Health Corp.	2,379,996	137,635,169

Home Improvement Retail-0.67%

Kingfisher PLC (United Kingdom)	28,194,307	90,534,528

Hotels, Resorts & Cruise Lines-1.46%

Carnival Corp.	3,409,809	196,950,568

Industrial Machinery-0.89%

Ingersoll-Rand PLC	1,141,981	120,547,514

Insurance Brokers-1.29%

Aon PLC	230,216	39,488,950

Willis Towers Watson PLC	782,880	134,671,018
		174,159,968

Integrated Oil & Gas-3.63%

BP PLC (United Kingdom)	22,161,425	157,080,459

Occidental Petroleum Corp.	2,299,587	152,117,680

Royal Dutch Shell PLC, Class A (United Kingdom)	5,835,572	181,851,510
		491,049,649

Internet & Direct Marketing Retail-0.82%

eBay, Inc.	2,991,852	111,147,302

Investment Banking & Brokerage-2.55%

Goldman Sachs Group, Inc. (The)	679,413	133,640,537

Morgan Stanley	5,027,934	211,072,669
		344,713,206

IT Consulting & Other Services-0.80%

Cognizant Technology Solutions Corp., Class A	1,516,218	107,621,154

Managed Health Care-0.73%

Anthem, Inc.	328,839	98,891,752

Multi-line Insurance-1.68%

American International Group, Inc.	5,270,170	227,671,344

Oil & Gas Equipment & Services-1.31%

Schlumberger Ltd.	1,520,421	66,989,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Equity and Income Fund

	Shares	Value
Oil & Gas Equipment & Services-(continued)

TechnipFMC PLC (United Kingdom)	4,936,357	$110,031,398
		177,021,147

Oil & Gas Exploration & Production-3.36%

Anadarko Petroleum Corp.	2,375,355	103,327,942
Canadian Natural Resources Ltd. (Canada)	2,966,830	84,273,799
Devon Energy Corp.	5,303,818	156,515,669
Marathon Oil Corp.	6,648,120	110,358,792
		454,476,202

Other Diversified Financial Services-1.11%

AXA Equitable Holdings, Inc.	3,011,478	57,579,459
Voya Financial, Inc.	1,832,299	92,659,361
		150,238,820

Packaged Foods & Meats-1.46%

Mondelez International, Inc., Class A	4,187,170	197,466,937

Pharmaceuticals-5.41%

Bristol-Myers Squibb Co.	2,084,970	107,709,550
Johnson & Johnson	2,032,802	277,762,065
Merck & Co., Inc.	1,325,444	107,745,343
Novartis AG (Switzerland)	1,557,447	142,067,006
Sanofi (France)	1,157,691	96,785,896
		732,069,860

Railroads-0.85%

CSX Corp.	1,590,437	115,577,057

Regional Banks-2.96%

Citizens Financial Group, Inc.	5,333,514	197,020,007
Fifth Third Bancorp	2,001,224	55,193,758
First Horizon National Corp.	3,485,894	54,484,523
PNC Financial Services Group, Inc. (The)	742,285	93,542,756
		400,241,044

Semiconductors-1.95%

Intel Corp.	3,698,008	195,846,504

QUALCOMM, Inc.	1,275,918	68,121,262

		263,967,766

Systems Software-1.47%

Oracle Corp.	3,806,469	198,431,229

Technology Hardware, Storage & Peripherals-0.73%

Apple Inc.	573,528	99,306,373

Tobacco-1.55%

Philip Morris International Inc.	2,418,848	210,294,645
Total Common Stocks & Other Equity Interests (Cost $6,801,837,884)		8,560,142,170

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-18.83%

Aerospace & Defense-0.08%

BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	$3,091,000	$3,066,152
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/2023	4,150,000	4,094,958
United Technologies Corp., Sr. unsec. Global Notes, 4.45%, 11/16/2038	3,239,000	3,224,202
		10,385,312

Agricultural & Farm Machinery-0.11%

Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,582,195

Agricultural Products-0.03%

Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	4,740,518

Air Freight & Logistics-0.12%

FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	4,537,098
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	8,972,528
United Parcel Service, Inc., Sr. Unsec. Notes, 3.40%, 11/15/2046	2,608,000	2,276,515
		15,786,141

Airlines-0.16%

American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	3,515,412	3,466,021
Continental Airlines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	2,131,391	2,170,221
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,193,458	4,240,006
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	4,524,053	4,484,693
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 03/01/2030	5,286,000	5,153,850
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. First Lien Pass Through Ctfs., 5.00%, 10/23/2023(c)	1,561,283	1,588,918
		21,103,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Equity and Income Fund

	Principal Amount	Value
Application Software-0.88%

Citrix Systems, Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/2019	$21,913,000	$32,116,613
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2035(d)	29,489,000	27,561,540
Sr. Unsec. Conv. Global Bonds, 1.25%, 04/01/2025	16,761,000	16,665,999
RealPage, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 11/15/2022	6,658,000	10,343,423
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022	22,666,000	32,732,786
		119,420,361

Asset Management & Custody Banks-0.12%

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,218,837
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	3,997,930
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,469,380
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	1,033,000	1,033,861
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,174,731
		16,894,739

Automobile Manufacturers-0.17%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	2,847,000	2,620,105
3.81%, 01/09/2024	4,473,000	4,170,287
4.13%, 08/04/2025	7,006,000	6,406,432
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	4,463,548
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	5,547,624
		23,207,996

Automotive Retail-0.05%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,588,350

Biotechnology-0.72%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	6,798,256
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	23,901,000	27,874,541

	Principal Amount	Value
Biotechnology-(continued)

Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	$4,735,000	$4,823,477
4.63%, 05/15/2044	13,875,000	13,005,745
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 2.55%, 09/01/2020	17,923,000	17,863,074
4.40%, 12/01/2021	4,988,000	5,147,717
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024	17,930,000	22,278,025
		97,790,835

Brewers-0.29%

Anheuser-Busch Cos LLC/ Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Notes, 4.70%, 02/01/2036(c)	10,870,000	10,537,403
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Notes, 4.90%, 02/01/2046(c)	12,141,000	11,707,339
Heineken N.V. (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	9,734,000	9,479,559
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	3,501,000	3,483,041
4.20%, 07/15/2046	4,057,000	3,451,108
		38,658,450

Broadcasting-0.68%

Fox Corp., Sr. Unsec. Sub. Gtd. Notes, 5.48%, 01/25/2039(c)	7,885,000	8,290,502
Liberty Media Corp., Liberty Formula One, Sr. Unsec. Conv. Bonds, 1.00%, 01/30/2023	5,397,000	5,679,716
Sr. Unsec. Conv. Deb., 2.25%, 09/30/2046(d)	14,987,000	7,751,816
Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	61,171,000	70,601,060
		92,323,094

Cable & Satellite-0.81%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	10,845,000	11,132,360
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.15%, 10/15/2028	9,915,000	10,222,059
3.90%, 03/01/2038	8,010,000	7,592,131
4.60%, 10/15/2038	4,030,000	4,151,905
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	3,038,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Equity and Income Fund

	Principal Amount	Value
Cable & Satellite-(continued)

DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	$47,161,000	$40,624,485
GCI Liberty, Inc., Sr. Unsec. Conv. Deb., 1.75%, 09/30/2046(c)(d)	22,928,000	25,162,792
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	3,320,000	3,406,715
5.95%, 04/01/2041	3,365,000	3,980,939
		109,312,229

Commodity Chemicals-0.06%

Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	8,859,800

Communications Equipment-0.36%

Finisar Corp., Sr. Unsec. Conv. Bonds, 0.50%, 12/15/2036(d)	10,562,000	10,335,868
Viavi Solutions Inc., Sr. Unsec. Conv. Notes, 1.75%, 06/01/2023(c)	14,372,000	16,513,428
1.00%, 03/01/2024	19,034,000	22,191,721
		49,041,017

Consumer Finance-0.14%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,463,527
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.20%, 01/30/2023	10,060,000	9,916,100
Synchrony Financial, Sr. Unsec. Global Notes, 3.95%, 12/01/2027	5,795,000	5,312,634
		18,692,261

Data Processing & Outsourced Services-0.09%

Fiserv, Inc., Sr. Unsec. Sub. Global Notes, 3.80%, 10/01/2023	5,200,000	5,236,077
Visa, Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,606,916
		12,842,993

Diversified Banks-1.79%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	3,545,000	3,508,887
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.70%, 11/16/2020	30,315,000	30,190,835
2.30%, 06/01/2021	7,448,000	7,328,807

	Principal Amount	Value
Diversified Banks-(continued)

Bank of America Corp., Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	$5,705,000	$5,464,871
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 2.10%, 12/12/2019	26,340,000	26,214,960
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	6,900,781
Citigroup Inc., Sr. Unsec. Global Notes, 3.67% (3 mo. USD LIBOR + 1.39%), 07/24/2028(e)	5,405,000	5,298,366
Unsec. Sub. Global Notes, 6.68%, 09/13/2043	8,000,000	9,884,141
5.30%, 05/06/2044	2,765,000	2,933,836
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	4,092,024
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	10,540,000	10,475,511
Cooperatieve Rabobank UA (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(c)(f)	7,975,000	8,184,344
Discover Bank, Sr. Unsec. Notes, 3.35%, 02/06/2023	5,380,000	5,318,197
JPMorgan Chase & Co., Series V, Jr. Unsec. Sub. Global Notes, 5.00%(f)	6,410,000	6,410,000
Sr. Unsec. Global Notes, 3.20%, 06/15/2026	4,365,000	4,241,536
3.51% (3 mo. USD LIBOR + 0.95%), 01/23/2029(e)	11,170,000	10,882,508
4.26% (3 mo. USD LIBOR + 1.58%), 02/22/2048(e)	5,355,000	5,287,040
3.90% (3 mo. USD LIBOR + 1.22%), 01/23/2049(e)	11,170,000	10,412,214
Mizuho Bank Ltd. (Japan), Sr. Unsec. Gtd. Notes, 2.65%, 09/25/2019(c)	7,110,000	7,103,507
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	556,397
National Australia Bank Ltd. (Australia), Sr. Unsec. Notes, 1.88%, 07/12/2021	9,725,000	9,462,405
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	3,225,000	3,148,831
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,496,879
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,549,269
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,197,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks-(continued)

Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	$7,235,000	$7,198,097
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	3,245,000	3,180,973
Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	6,841,353
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,550,405
4.65%, 11/04/2044	14,430,000	14,374,722
		242,689,250

Diversified Capital Markets-0.56%

Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,001,285
Credit Suisse Group AG (Switzerland), Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(c)	75,750,000	69,530,925
		76,532,210

Diversified Chemicals-0.02%

Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	2,529,000	2,522,257

Diversified Metals & Mining-0.02%

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,764,044

Diversified REITs-0.02%

Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.65%, 03/15/2049	2,970,000	2,945,469

Drug Retail-0.13%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	7,220,602	7,781,929
Walgreens Boots Alliance, Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	6,129,000	6,165,571
4.50%, 11/18/2034	4,519,000	4,371,838
		18,319,338

Electric Utilities-0.18%

Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(c)(f)	6,390,000	6,163,698
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,189,536
4.88%, 01/22/2044(c)	9,110,000	8,753,466

	Principal Amount	Value
Electric Utilities-(continued)

NextEra Energy Capital Holdings, Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	$5,572,000	$5,443,320
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	1,050,000	1,114,207
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	446,621
		24,110,848

Environmental & Facilities Services-0.03%

Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,659,544

Financial Exchanges & Data-0.07%

Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,521,747

Food Retail-0.01%

Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(c)	1,188,000	1,076,587

General Merchandise Stores-0.03%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,599,967

Health Care Distributors-0.08%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,082,979

Health Care Equipment-1.29%

Becton, Dickinson and Co., Sr. Unsec. Global Notes, 4.88%, 05/15/2044	7,465,000	7,221,279
Sr. Unsec. Notes, 2.68%, 12/15/2019	2,786,000	2,775,743
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022	25,054,000	37,641,380
Sr. Unsec. Notes, 0.75%, 12/01/2023(c)	30,543,000	33,653,133
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(c)	4,536,000	5,463,648
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	10,944,000	11,039,318
4.38%, 03/15/2035	3,635,000	3,833,140
4.63%, 03/15/2044	5,490,000	6,050,706
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021	20,477,000	23,101,128
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	9,978,000	15,403,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Equity and Income Fund

	Principal Amount	Value
Health Care Equipment-(continued)

Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 06/15/2023(c)	$25,471,000	$28,400,165
		174,583,177

Health Care REITs-0.32%

HCP, Inc., Sr. Unsec. Global Notes, 2.63%, 02/01/2020	30,889,000	30,816,099
4.20%, 03/01/2024	4,690,000	4,775,968
3.88%, 08/15/2024	5,085,000	5,106,074
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,306,342
		43,004,483

Health Care Services-0.26%

CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,674,021
Sr. Unsec. Global Notes, 4.10%, 03/25/2025	13,266,000	13,461,064
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,673,810
Halfmoon Parent, Inc., Sr. Sec. Unsub. Notes, 4.80%, 08/15/2038(c)	3,240,000	3,240,559
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	6,132,000	6,106,398
4.70%, 02/01/2045	2,694,000	2,532,441
		34,688,293

Home Improvement Retail-0.05%

Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	6,792,400

Homebuilding-0.06%

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	8,661,150

Hotel & Resort REITs-0.03%

Hospitality Properties Trust, Sr. Unsec. Notes, 5.00%, 08/15/2022	1,310,000	1,336,131
4.50%, 06/15/2023	2,765,000	2,751,407
		4,087,538

Housewares & Specialties-0.04%

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	5,638,000	5,764,782

	Principal Amount	Value
Insurance Brokers-0.05%

Marsh & McLennan Cos., Inc., Sr. Unsec. Sub. Global Notes, 4.75%, 03/15/2039	$3,810,000	$3,957,685
Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	2,470,000	2,447,795
		6,405,480

Integrated Oil & Gas-0.14%

Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,675,759
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	4,013,018
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,403,995
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,400,960
		18,493,732

Integrated Telecommunication Services-0.52%

AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	5,334,000	5,293,409
3.40%, 05/15/2025	2,967,000	2,893,637
4.30%, 02/15/2030	3,526,000	3,462,590
4.50%, 05/15/2035	4,755,000	4,486,496
5.35%, 09/01/2040	2,077,000	2,087,897
5.15%, 03/15/2042	1,370,000	1,336,941
4.80%, 06/15/2044	10,275,000	9,661,803
5.15%, 11/15/2046	3,698,000	3,621,206
Orange S.A. (France), Sr. Unsec. Global Notes, 1.63%, 11/03/2019	14,365,000	14,245,193
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	3,600,000	4,241,088
4.67%, 03/06/2038	3,505,000	3,216,374
5.21%, 03/08/2047	6,725,000	6,452,040
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	3,285,000	3,292,995
4.81%, 03/15/2039	5,062,000	5,216,606
4.13%, 08/15/2046	857,000	785,853
		70,294,128

Internet & Direct Marketing Retail-0.53%

Amazon.com, Inc., Sr. Unsec. Global Notes, 2.60%, 12/05/2019	17,678,000	17,674,851
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2022(d)	30,912,000	30,450,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Equity and Income Fund

	Principal Amount	Value
Internet & Direct Marketing Retail-(continued)

Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 06/30/2047(c)(d)	$15,152,000	$14,945,963

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	8,114,200
		71,185,714

Investment Banking & Brokerage-0.52%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	5,510,000	5,768,126
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	5,836,418
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	56,790,000	52,357,540

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	6,985,702
		70,947,786

IT Consulting & Other Services-0.04%

DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	4,954,000	5,047,566

Life & Health Insurance-0.38%

Athene Global Funding, Sec. Notes, 4.00%, 01/25/2022 (c)	12,280,000	12,475,015
Jackson National Life Global Funding, Sr. Sec. Notes, 2.10%, 10/25/2021(c)	5,295,000	5,148,111
3.25%, 01/30/2024(c)	4,885,000	4,848,822
Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	5,740,000	5,680,393
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	4,250,000	4,472,644
Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	4,898,000	4,518,058
3.94%, 12/07/2049	4,856,000	4,523,129
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	4,985,000	4,970,357

Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	4,869,000	4,801,194
		51,437,723

Movies & Entertainment-0.17%

Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 03/15/2023(c)	20,716,000	23,200,863

	Principal Amount	Value
Multi-line Insurance-0.11%

American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	$5,075,000	$4,587,140
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,848,255
4.38%, 01/15/2055	7,405,000	6,271,113
		14,706,508

Multi-Utilities-0.08%

NiSource Inc., Sr. Unsec. Global Notes, 4.38%, 05/15/2047	6,015,000	5,821,546
Sempra Energy, Sr. Unsec. Global Notes, 3.80%, 02/01/2038	5,871,000	5,192,360
		11,013,906

Office REITs-0.06%

Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	7,200,000	7,084,122
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,634,164
		8,718,286

Oil & Gas Drilling-0.18%

Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Bonds, 3.00%, 01/31/2024	19,995,000	16,158,539
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Bonds, 0.75%, 01/15/2024	10,882,000	7,661,505
		23,820,044

Oil & Gas Equipment & Services-0.18%

Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	10,666,000	10,537,368
Oil States International, Inc., Sr. Unsec. Conv. Notes, 1.50%, 02/15/2023(c)	15,097,000	13,273,615
		23,810,983

Oil & Gas Exploration & Production-0.18%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	4,830,000	5,718,022
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Bonds, 5.50%, 09/15/2026	10,145,000	9,317,432
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 4.15%, 11/15/2034	2,403,000	2,381,832

Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	7,475,067
		24,892,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation-0.68%
Enable Midstream Partners, L.P., Sr. Unsec. Global Notes, 2.40%, 05/15/2019	$4,395,000	$4,389,139
Energy Transfer Partners, L.P., Sr. Unsec. Gtd. Notes, 4.20%, 09/15/2023	1,638,000	1,672,040
4.90%, 03/15/2035	3,640,000	3,403,327
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	675,074
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	2,889,000	2,946,811
4.25%, 02/15/2048	7,354,000	6,899,928
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,764,094
Kinder Morgan, Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,337,447
MPLX L.P., Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	18,525,000	19,162,292
Sr. Unsec. Global Notes, 4.50%, 04/15/2038	8,564,000	7,899,582
Plains All American Pipeline L.P./PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,253,024
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,329,061
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/2020	5,405,000	5,499,813
5.30%, 04/01/2044	8,165,000	7,672,027
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,652,223

Western Gas Partners, L.P., Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	8,957,503
		91,513,385

Other Diversified Financial Services-1.01%

Convertible Trust - Consumer, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 01/17/2024	57,077,000	60,387,466
Convertible Trust - Healthcare, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 02/05/2024	56,758,000	56,973,680
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,294,033
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	9,994,454
		136,649,633

	Principal Amount	Value
Packaged Foods & Meats-0.07%

General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	$8,595,000	$8,556,368

Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	648,000	675,857
		9,232,225

Paper Packaging-0.11%

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,068,504

Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	11,428,771
		14,497,275

Pharmaceuticals-0.71%

Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	9,265,000	8,578,707
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Notes, 2.13%, 07/15/2019(c)	3,055,000	3,043,933
4.38%, 12/15/2028(c)	9,800,000	9,547,284
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 2.38%, 10/08/2019(c)	21,949,000	21,854,012
3.00%, 10/08/2021(c)	6,079,000	5,996,347
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	14,824,078
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	9,593,000	7,746,664
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	4,535,000	4,486,495
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022	7,610,000	7,683,924
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	520,000	507,712
Supernus Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.63%, 04/01/2023(c)	7,244,000	7,341,026
Zoetis, Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,227,178
		95,837,360

Property & Casualty Insurance-0.25%

Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	3,260,000	3,233,552
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,097,829
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	8,882,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Equity and Income Fund

	Principal Amount	Value
Property & Casualty Insurance-(continued)

Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	$4,185,000	$4,114,079
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	6,881,360

WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,169,282
		33,379,051

Railroads-0.17%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	9,530,000	10,815,755
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	1,849,110
Union Pacific Corp., Sr. Unsec. Notes, 4.85%, 06/15/2044	5,560,000	5,680,159
4.15%, 01/15/2045	4,410,000	4,147,140
		22,492,164

Regional Banks-0.07%

Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,606,455

SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	4,670,000	4,548,276
		9,154,731

Reinsurance-0.03%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	3,711,000	3,866,070

Renewable Electricity-0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,480,846

Semiconductor Equipment-0.17%

Applied Materials, Inc., Sr. Unsec. Global Notes, 2.63%, 10/01/2020	22,800,000	22,705,647

Semiconductors-0.95%

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.63%, 01/15/2024	6,975,000	6,784,249
Cree, Inc., Sr. Unsec. Conv. Notes, 0.88%, 09/01/2023(c)	33,830,000	37,699,306
Microchip Technology, Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027	20,600,000	23,724,588
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2043(d)	15,332,000	21,522,862

	Principal Amount	Value
Semiconductors-(continued)

NXP B.V./NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 5.35%, 03/01/2026(c)	$7,660,000	$7,978,120
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	17,148,000	22,102,074
Silicon Laboratories Inc., Sr. Unsec. Conv. Bonds, 1.38%, 03/01/2022	5,936,000	6,446,069

Texas Instruments, Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	2,275,000	2,228,150
		128,485,418

Specialized REITs-0.24%

Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	10,479,000	10,130,256
Sr. Unsec. Global Notes, 4.75%, 05/15/2047	470,000	444,763
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	17,525,000	17,656,810

Life Storage LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	4,667,000	4,413,007
		32,644,836

Specialty Chemicals-0.01%

Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	1,665,000	1,557,512

Systems Software-0.28%

FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2035(d)	17,382,000	16,947,450
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2035(d)	17,616,000	16,375,869

Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	4,171,723
		37,495,042

Technology Distributors-0.06%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,608,984

Technology Hardware, Storage & Peripherals-0.43%

Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,186,647
3.35%, 02/09/2027	3,495,000	3,497,304
Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	7,237,000	7,610,338
8.35%, 07/15/2046(c)	278,000	325,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Equity and Income Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-(continued)

SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	$24,327,000	$21,326,751
Western Digital Corp., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 02/01/2024(c)	20,616,000	18,222,297
		58,169,088

Tobacco-0.21%

Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 5.80%, 02/14/2039	12,541,000	12,534,711
Philip Morris International Inc., Sr. Unsec. Global Notes, 3.60%, 11/15/2023	3,940,000	4,015,662
4.88%, 11/15/2043	11,740,000	11,609,835
		28,160,208

Trading Companies & Distributors-0.09%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,210,208
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	627,000	602,232
4.25%, 09/15/2024	4,355,000	4,355,850
Aircastle Ltd., Sr. Unsec. Notes, 4.40%, 09/25/2023	3,090,000	3,077,237
		12,245,527

Trucking-0.10%

Aviation Capital Group LLC, Sr. Unsec. Notes, 2.88%, 01/20/2022(c)	6,230,000	6,087,644
4.88%, 10/01/2025(c)	7,745,000	7,867,010
		13,954,654

Wireless Telecommunication Services-0.15%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	6,610,000	6,674,615
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	6,080,000	6,001,495
4.30%, 02/15/2048	8,020,000	7,766,876
		20,442,986
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,488,894,513)		2,547,183,777
U.S. Treasury Securities-11.28%
U.S. Treasury Bills-0.01%

2.40% - 2.43%, 06/27/2019(g)(h)	1,055,000	1,046,722

	Principal Amount	Value
U.S. Treasury Bonds-1.19%
4.50%, 02/15/2036	$9,250,000	$11,324,927
3.38%, 11/15/2048	141,016,900	149,111,600
		160,436,527

U.S. Treasury Notes-10.08%
3.63%, 08/15/2019	58,350,000	58,642,890
3.38%, 11/15/2019	10,000,000	10,056,250
2.50%, 01/31/2021	515,861,000	515,619,190
2.50%, 02/15/2022	122,192,000	122,215,865
2.50%, 01/31/2024	445,966,700	445,539,897
2.63%, 01/31/2026	26,831,000	26,849,866
2.63%, 02/15/2029	186,978,700	185,455,846
		1,364,379,804
Total U.S. Treasury Securities (Cost $1,529,093,941)		1,525,863,053

	Shares
Preferred Stocks-0.54%
Asset Management & Custody Banks-0.18%
AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	24,690,332

Diversified Banks-0.03%
Wells Fargo & Co., Series Q, 5.85% Pfd.	142,800	3,637,116

Oil & Gas Storage & Transportation-0.33%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	44,005,216
Total Preferred Stocks (Cost $63,824,606)		72,332,664

	Principal Amount
U.S. Government Sponsored Agency Securities-0.13%

Federal Home Loan Mortgage Corp. (FHLMC)-0.07%
Federal Home Loan Mortgage Corp., Unsec. Global Notes, 6.75%, 03/15/2031	$7,000,000	9,478,763
Federal National Mortgage Association (FNMA)-0.06%
Federal National Mortgage Association, Unsec. Global Notes, 6.63%, 11/15/2030	6,315,000	8,454,945
Total U.S. Government Sponsored Agency Securities (Cost $17,453,056)		17,933,708

Municipal Obligations-0.04%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M) Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057 (Cost $4,971,000)	4,971,000	5,635,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Equity and Income Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities-0.00%

Federal Home Loan Mortgage Corp. (FHLMC)-0.00%

Pass Through Ctfs., 6.50%, 05/01/2029	$1	$1
5.50%, 02/01/2037	16	17
		18

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 5.50%, 03/01/2021	20	21
7.00%, 06/01/2032 to 07/01/2032	8,078	8,103
		8,124

Government National Mortgage Association (GNMA)-0.00%

Pass Through Ctfs., 8.00%, 06/15/2026 to 01/20/2031	16,959	17,437
7.50%, 12/20/2030	1,141	1,328
		18,765
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $26,630)		26,907

	Shares	Value
Money Market Funds-5.61%

Invesco Government & Agency Portfolio-Institutional Class, 2.30%(i)	256,725,551	$256,725,551
Invesco Liquid Assets Portfolio- Institutional Class, 2.51%(i)	193,295,857	193,353,845
Invesco Treasury Portfolio- Institutional Class, 2.29%(i)	309,403,207	309,403,207
Total Money Market Funds (Cost $759,457,532)		759,482,603
TOTAL INVESTMENTS IN SECURITIES- 99.69% (Cost $11,665,559,162)		13,488,600,057
OTHER ASSETS LESS LIABILITIES-0.31%		42,530,900
NET ASSETS-100.00%		$13,531,130,957

Abbreviations:

Conv.	- Convertible
Ctfs.	- Certificates
Deb.	- Debentures
Gtd.	- Guaranteed
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
RB	- Revenue Bonds
REIT	- Real Estate Investment Trust
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
Unsub.	- Unsubordinated
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $591,787,695, which represented 4.37% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Equity and Income Fund

Portfolio Composition

By security type, based on Net Assets

as of February 28, 2019

Common Stocks & Other Equity Interests	63.26%
U.S. Dollar Denominated Bonds & Notes	18.83
U.S. Treasury Securities	11.28
Security types each less than 1% of portfolio	0.71
Money Market Funds Plus Other Assets Less Liabilities	5.92

Open Futures Contracts

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Interest Rate Risk

U.S. Treasury 5 Year Notes	267	June-2019	$(30,654,302)	$ 66,115	$ 66,115

U.S. Treasury 10 Year Notes	604	June-2019	(73,903,625)	215,625	215,625

Total Futures Contracts				$281,740	$281,740

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

03/01/2019	Bank of New York Mellon (The)	CHF	50,005,715	USD	50,576,931	$473,514

03/01/2019	Bank of New York Mellon (The)	EUR	31,813,350	USD	36,455,554	269,479

03/01/2019	Bank of New York Mellon (The)	USD	53,150,904	CHF	53,129,803	82,705

03/01/2019	Bank of New York Mellon (The)	USD	35,833,456	EUR	31,540,759	42,560

03/01/2019	Bank of New York Mellon (The)	USD	159,506,532	GBP	121,971,601	2,270,460

03/01/2019	State Street Bank & Trust Co.	CHF	50,005,744	USD	50,594,154	490,708

03/01/2019	State Street Bank & Trust Co.	EUR	31,813,348	USD	36,470,027	283,954

03/01/2019	State Street Bank & Trust Co.	USD	46,886,157	CHF	46,881,655	87,097

03/01/2019	State Street Bank & Trust Co.	USD	36,452,461	EUR	32,085,939	43,671

03/01/2019	State Street Bank & Trust Co.	USD	141,182,265	GBP	107,934,211	1,976,239

03/29/2019	Bank of New York Mellon (The)	CAD	41,042,019	USD	31,223,482	13,771

03/29/2019	State Street Bank & Trust Co.	CAD	36,874,337	USD	28,047,527	7,060

Subtotal-Appreciation						6,041,218

Currency Risk

03/01/2019	Bank of New York Mellon (The)	CAD	38,839,502	USD	29,280,391	(234,030)

03/01/2019	Bank of New York Mellon (The)	GBP	114,952,904	USD	151,703,577	(764,168)

03/01/2019	Bank of New York Mellon (The)	USD	31,108,498	CAD	40,917,007	(15,366)

03/01/2019	State Street Bank & Trust Co.	CAD	38,839,525	USD	29,293,725	(220,713)

03/01/2019	State Street Bank & Trust Co.	GBP	114,952,908	USD	151,713,699	(754,052)

03/01/2019	State Street Bank & Trust Co.	USD	27,944,072	CAD	36,762,019	(8,345)

03/29/2019	Bank of New York Mellon (The)	CHF	53,065,956	USD	53,223,071	(72,590)

03/29/2019	Bank of New York Mellon (The)	EUR	31,499,887	USD	35,868,922	(36,178)

03/29/2019	Bank of New York Mellon (The)	GBP	121,820,232	USD	159,532,121	(2,252,976)

03/29/2019	State Street Bank & Trust Co.	CAD	5,726,000	USD	4,352,913	(1,326)

03/29/2019	State Street Bank & Trust Co.	CHF	53,066,269	USD	53,202,471	(93,504)

03/29/2019	State Street Bank & Trust Co.	EUR	31,510,339	USD	35,881,075	(35,937)

03/29/2019	State Street Bank & Trust Co.	GBP	121,822,600	USD	159,557,080	(2,231,163)

Subtotal-Depreciation						(6,720,348)

Total Forward Foreign Currency Contracts						$(679,130)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Equity and Income Fund

Abbreviations:

CAD –Canadian Dollar
CHF –Swiss Franc
EUR –Euro
GBP –British Pound Sterling
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Equity and Income Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $10,906,101,630)	$12,729,117,454
Investments in affiliated money market funds, at value (Cost $759,457,532)	759,482,603
Other investments:
Variation margin receivable - futures contracts	283,813
Unrealized appreciation on forward foreign currency contracts outstanding	6,041,218
Foreign currencies, at value (Cost $211,005)	209,273
Receivable for:
Investments sold	57,082,539
Fund shares sold	7,121,802
Dividends	20,270,212
Interest	22,292,565
Investment for trustee deferred compensation and retirement plans	1,285,623
Other assets	181,184
Total assets	13,603,368,286

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	6,720,348
Payable for:
Investments purchased	33,841,403
Fund shares reacquired	23,303,635
Amount due custodian	125,261
Accrued fees to affiliates	6,132,225
Accrued trustees’ and officers’ fees and benefits	30,982
Accrued other operating expenses	614,246
Trustee deferred compensation and retirement plans	1,469,229
Total liabilities	72,237,329
Net assets applicable to shares outstanding	$13,531,130,957

Net assets consist of:

Shares of beneficial interest	$11,580,670,883
Distributable earnings	1,950,460,074
$13,531,130,957

Net Assets:
Class A	$10,041,455,259
Class C	$643,049,099
Class R	$170,609,736
Class Y	$1,035,660,505
Class R5	$459,093,962
Class R6	$1,181,262,396

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	1,006,481,756
Class C	65,777,561
Class R	17,005,959
Class Y	103,773,737
Class R5	45,996,328
Class R6	118,398,584
Class A:
Net asset value per share	$9.98
Maximum offering price per share (Net asset value of $9.98 ÷ 94.50%)	$10.56
Class C:
Net asset value and offering price per share	$9.78
Class R:
Net asset value and offering price per share	$10.03
Class Y:
Net asset value and offering price per share	$9.98
Class R5:
Net asset value and offering price per share	$9.98
Class R6:
Net asset value and offering price per share	$9.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Equity and Income Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:
Interest	$58,889,575

Dividends (net of foreign withholding taxes of $1,689,313)	113,941,700

Dividends from affiliated money market funds	6,713,845

Total investment income	179,545,120

Expenses:
Advisory fees	23,932,463

Administrative services fees	607,730

Custodian fees	20,305

Distribution fees:
Class A	11,884,411

Class C	5,831,233

Class R	449,400

Transfer agent fees - A, C, R and Y	9,236,188

Transfer agent fees - R5	227,357

Transfer agent fees - R6	41,520

Trustees’ and officers’ fees and benefits	117,980

Registration and filing fees	169,921

Reports to shareholders	379,824

Professional services fees	61,888

Other	94,000

Total expenses	53,054,220

Less: Fees waived and expense offset arrangement(s)	(374,599)

Net expenses	52,679,621

Net investment income	126,865,499

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Investment securities	339,779,102

Foreign currencies	(847,716)

Forward foreign currency contracts	2,041,939

Futures contracts	(1,601,784)

339,371,541

Change in net unrealized appreciation (depreciation) of:
Investment securities	(951,963,138)

Foreign currencies	(67,503)

Forward foreign currency contracts	3,429,605

Futures contracts	316,097

(948,284,939)

Net realized and unrealized gain (loss)	(608,913,398)

Net increase (decrease) in net assets resulting from operations	$(482,047,899)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:

Net investment income	$126,865,499	$224,691,544

Net realized gain	339,371,541	790,431,159

Change in net unrealized appreciation (depreciation)	(948,284,939)	147,862,088

Net increase (decrease) in net assets resulting from operations	(482,047,899)	1,162,984,791

Distributions to shareholders from distributable earnings(1):

Class A	(662,106,054)	(667,570,895)

Class B	-	(4,290,893)

Class C	(87,965,679)	(91,883,104)

Class R	(12,287,112)	(13,397,959)

Class Y	(78,353,047)	(82,863,114)

Class R5	(32,217,425)	(32,795,473)

Class R6	(82,647,201)	(67,258,264)

Total distributions to shareholders from distributable earnings	(955,576,518)	(960,059,702)

Share transactions–net:

Class A	864,767,734	(61,133,576)

Class B	-	(97,942,010)

Class C	(634,961,497)	(141,090,843)

Class R	(12,828,961)	(14,236,143)

Class Y	(37,692,926)	(26,965,048)

Class R5	10,609,568	31,553,367

Class R6	105,207,720	337,947,720

Net increase in net assets resulting from share transactions	295,101,638	28,133,467

Net increase (decrease) in net assets	(1,142,522,779)	231,058,556

Net assets:

Beginning of period	14,673,653,736	14,442,595,180

End of period	$13,531,130,957	$14,673,653,736

(1)

For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions from net investment income were $204,059,936, $731,363, $19,632,122, $3,720,765, $27,131,829, $11,210,000 and $23,986,409 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively, and distributions from net realized gains were $463,510,959, $3,559,530, $72,250,982, $9,677,194, $55,731,285, $21,585,473 and $43,271,855 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Equity and Income Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Equity And Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

21	Invesco Equity and Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or

22	Invesco Equity and Income Fund

losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

23	Invesco Equity and Income Fund

Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $342,288.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $1,141,083 in front-end sales commissions from the sale of Class A shares and $19,787 and $29,135 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended February 28, 2019, the Fund incurred $33,633 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

24	Invesco Equity and Income Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$8,560,142,170	$–	$–	$8,560,142,170

U.S. Dollar Denominated Bonds & Notes	–	2,547,183,777	–	2,547,183,777

U.S. Treasury Securities	–	1,525,863,053	–	1,525,863,053

Preferred Stocks	47,642,332	24,690,332	–	72,332,664

U.S. Government Sponsored Agency Securities	–	17,933,708	–	17,933,708

Municipal Obligations	–	5,635,175	–	5,635,175

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	26,907	–	26,907

Money Market Funds	759,482,603	–	–	759,482,603

Total Investments in Securities	9,367,267,105	4,121,332,952	–	13,488,600,057

Other Investments - Assets*

Futures Contracts	281,740	–	–	281,740

Forward Foreign Currency Contracts	–	6,041,218	–	6,041,218

	281,740	6,041,218	–	6,322,958

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(6,720,348)	–	(6,720,348)

Total Other Investments	281,740	(679,130)	–	(397,390)

Total Investments	$9,367,548,845	$4,120,653,822	$–	$13,488,202,667

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$281,740	$281,740

Unrealized appreciation on forward foreign currency contracts outstanding	6,041,218	-	6,041,218

Total Derivative Assets	6,041,218	281,740	6,322,958

Derivatives not subject to master netting agreements	-	(281,740)	(281,740)

Total Derivative Assets subject to master netting agreements	$6,041,218	$-	$6,041,218

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$(6,720,348)	$-	$(6,720,348)

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Liabilities subject to master netting agreements	$(6,720,348)	$-	$(6,720,348)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

25	Invesco Equity and Income Fund

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral
	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	(Received)/Pledged		Net Amount
Counterparty				Non-Cash	Cash

Bank of New York Mellon (The)	$3,152,489	$(3,375,307)	$(222,818)	$-	$ -	$(222,818)

State Street Bank & Trust Co.	2,888,729	(3,345,041)	(456,312)	-	-	(456,312)

Total	$6,041,218	$(6,720,348)	$(679,130)	$-	$-	$(679,130)

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$2,041,939	$-	$2,041,939

Futures contracts	-	(1,601,784)	(1,601,784)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	3,429,605	-	3,429,605

Futures contracts	-	316,097	316,097

Total	$5,471,544	$(1,285,687)	$4,185,857

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$937,483,291	$108,464,656

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the six months ended February 28, 2019.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $32,311.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

26	Invesco Equity and Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $8,854,538,744 and $9,469,435,762, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$2,205,708,423

Aggregate unrealized (depreciation) of investments	(441,477,906)

Net unrealized appreciation of investments	$1,764,230,517

Cost of investments for tax purposes is $11,723,972,150.

NOTE 10–Share Information

		Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	106,227,718	$1,048,806,107	88,715,954	$979,887,250

Class B(b)	–	–	13,659	152,215

Class C	6,017,287	59,934,062	14,162,681	153,710,123

Class R	1,131,757	11,640,140	2,793,491	30,995,546

Class Y	12,540,114	128,201,145	29,531,802	326,511,194

Class R5	3,282,254	32,261,246	15,139,415	167,817,844

Class R6	14,257,104	144,046,370	45,463,679	503,264,008

Issued as reinvestment of dividends:
Class A	65,821,159	622,229,541	57,817,563	629,395,051

Class B(b)	–	–	399,451	4,248,025

Class C	8,739,133	80,715,271	7,945,545	84,929,671

Class R	1,292,067	12,281,608	1,222,956	13,387,873

Class Y	6,987,609	66,114,844	6,438,247	70,032,993

Class R5	3,399,534	32,196,037	3,013,420	32,773,490

Class R6	8,610,355	81,453,898	6,094,703	66,269,720

Conversion of Class B shares to Class A shares:(c)
Class A	–	–	6,009,369	69,408,211

Class B	–	–	(6,168,664)	(69,408,211)

27	Invesco Equity and Income Fund

		Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(79,893,315)	(806,267,914)	(157,400,342)	(1,739,824,088)

Class B(b)	-	-	(2,995,990)	(32,934,039)

Class C	(80,994,225)	(775,610,830)	(35,044,976)	(379,730,637)

Class R	(3,608,362)	(36,750,709)	(5,269,679)	(58,619,562)

Class Y	(23,166,173)	(232,008,915)	(38,217,171)	(423,509,235)

Class R5	(5,234,693)	(53,847,715)	(15,330,385)	(169,037,967)

Class R6	(11,951,269)	(120,292,548)	(21,009,915)	(231,586,008)

Net increase in share activity	33,458,054	$295,101,638	3,324,813	$28,133,467

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$11.10	$0.10		$(0.48)	$(0.38)	$(0.14)	$(0.60)	$(0.74)	$9.98	(3.08)%	$10,041,455	0.77	%(d)	0.78	%(d)	1.88	%(d)	68%
Year ended 08/31/18	10.96	0.17		0.70	0.87	(0.22)	(0.51)	(0.73)	11.10	8.21	10,151,828	0.77		0.78		1.55		129
Year ended 08/31/17	10.22	0.19		1.02	1.21	(0.18)	(0.29)	(0.47)	10.96	12.04	10,072,836	0.79		0.80		1.79		94
Year ended 08/31/16	10.01	0.15		0.55	0.70	(0.22)	(0.27)	(0.49)	10.22	7.43	10,054,983	0.79		0.80		1.57		93
Year ended 08/31/15	11.42	0.15		(0.33)	(0.18)	(0.28)	(0.95)	(1.23)	10.01	(1.65)	9,879,022	0.79		0.80		1.38		69
Year ended 08/31/14	10.43	0.22	(e)	1.56	1.78	(0.20)	(0.59)	(0.79)	11.42	17.86	10,181,796	0.79		0.80		1.99	(e)	60
Class C
Six months ended 02/28/19	10.89	0.06		(0.47)	(0.41)	(0.10)	(0.60)	(0.70)	9.78	(3.44)	643,049	1.50	(d)	1.51	(d)	1.15	(d)	68
Year ended 08/31/18	10.76	0.09		0.69	0.78	(0.14)	(0.51)	(0.65)	10.89	7.43 (f)	1,437,488	1.51	(f)	1.52	(f)	0.81	(f)	129
Year ended 08/31/17	10.04	0.11		1.00	1.11	(0.10)	(0.29)	(0.39)	10.76	11.21	1,559,156	1.54		1.55		1.04		94
Year ended 08/31/16	9.83	0.08		0.55	0.63	(0.15)	(0.27)	(0.42)	10.04	6.71 (f)	1,636,583	1.52	(f)	1.53	(f)	0.84	(f)	93
Year ended 08/31/15	11.24	0.07		(0.33)	(0.26)	(0.20)	(0.95)	(1.15)	9.83	(2.48)	1,667,769	1.54		1.55		0.63		69
Year ended 08/31/14	10.27	0.13	(e)	1.55	1.68	(0.12)	(0.59)	(0.71)	11.24	17.03	1,624,965	1.54		1.55		1.24	(e)	60
Class R
Six months ended 02/28/19	11.16	0.08		(0.49)	(0.41)	(0.12)	(0.60)	(0.72)	10.03	(3.28)	170,610	1.02	(d)	1.03	(d)	1.63	(d)	68
Year ended 08/31/18	11.01	0.14		0.72	0.86	(0.20)	(0.51)	(0.71)	11.16	8.00	203,003	1.02		1.03		1.30		129
Year ended 08/31/17	10.27	0.17		1.02	1.19	(0.16)	(0.29)	(0.45)	11.01	11.71	214,107	1.04		1.05		1.54		94
Year ended 08/31/16	10.05	0.13		0.56	0.69	(0.20)	(0.27)	(0.47)	10.27	7.24	216,293	1.04		1.05		1.32		93
Year ended 08/31/15	11.47	0.13		(0.34)	(0.21)	(0.26)	(0.95)	(1.21)	10.05	(1.98)	221,987	1.04		1.05		1.13		69
Year ended 08/31/14	10.47	0.19	(e)	1.58	1.77	(0.18)	(0.59)	(0.77)	11.47	17.60	232,455	1.04		1.05		1.74	(e)	60
Class Y
Six months ended 02/28/19	11.11	0.11		(0.49)	(0.38)	(0.15)	(0.60)	(0.75)	9.98	(3.04)	1,035,661	0.52	(d)	0.53	(d)	2.13	(d)	68
Year ended 08/31/18	10.96	0.20		0.71	0.91	(0.25)	(0.51)	(0.76)	11.11	8.58	1,192,995	0.52		0.53		1.80		129
Year ended 08/31/17	10.22	0.22		1.01	1.23	(0.20)	(0.29)	(0.49)	10.96	12.32	1,202,149	0.54		0.55		2.04		94
Year ended 08/31/16	10.01	0.18		0.55	0.73	(0.25)	(0.27)	(0.52)	10.22	7.70	819,708	0.54		0.55		1.82		93
Year ended 08/31/15	11.43	0.17		(0.33)	(0.16)	(0.31)	(0.95)	(1.26)	10.01	(1.49)	784,238	0.54		0.55		1.63		69
Year ended 08/31/14	10.43	0.24	(e)	1.58	1.82	(0.23)	(0.59)	(0.82)	11.43	18.25	719,931	0.54		0.55		2.24	(e)	60
Class R5
Six months ended 02/28/19	11.11	0.11		(0.49)	(0.38)	(0.15)	(0.60)	(0.75)	9.98	(3.02)	459,094	0.46	(d)	0.47	(d)	2.19	(d)	68
Year ended 08/31/18	10.96	0.20		0.72	0.92	(0.26)	(0.51)	(0.77)	11.11	8.64	494,838	0.47		0.48		1.85		129
Year ended 08/31/17	10.23	0.22		1.01	1.23	(0.21)	(0.29)	(0.50)	10.96	12.28	457,500	0.48		0.49		2.10		94
Year ended 08/31/16	10.02	0.18		0.56	0.74	(0.26)	(0.27)	(0.53)	10.23	7.78	438,538	0.47		0.48		1.89		93
Year ended 08/31/15	11.43	0.18		(0.32)	(0.14)	(0.32)	(0.95)	(1.27)	10.02	(1.32)	411,579	0.47		0.48		1.70		69
Year ended 08/31/14	10.43	0.25	(e)	1.58	1.83	(0.24)	(0.59)	(0.83)	11.43	18.33	402,366	0.48		0.49		2.30	(e)	60

28	Invesco Equity and Income Fund

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations		Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Six months ended 02/28/19	$11.10	$0.12			$(0.48)		$(0.36)	$(0.16)	$(0.60)	$(0.76)	$ 9.98	(2.88)%	$1,181,262	0.37	%(d)	0.38	%(d)	2.28	%(d)	68%
Year ended 08/31/18	10.96	0.21		0.71		0.92		(0.27)	(0.51)	(0.78)	11.10	8.64	1,193,501	0.38		0.39		1.94		129
Year ended 08/31/17	10.22	0.24		1.01		1.25		(0.22)	(0.29)	(0.51)	10.96	12.50	843,229	0.38		0.39		2.20		94
Year ended 08/31/16	10.01	0.19		0.56		0.75		(0.27)	(0.27)	(0.54)	10.22	7.89	283,631	0.37		0.38		1.99		93
Year ended 08/31/15	11.43	0.19		(0.33)		(0.14)		(0.33)	(0.95)	(1.28)	10.01	(1.33)	191,328	0.37		0.38		1.80		69
Year ended 08/31/14	10.43	0.26	(e)	1.58		1.84		(0.25)	(0.59)	(0.84)	11.43	18.44	149,346	0.39		0.40		2.39	(e)	60

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $9,593,996, $1,201,229, $181,250, $1,091,062, $461,398 and $1,152,950 and for Class A, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.16 and 1.47%, $0.07 and 0.72%, $0.13 and 1.22%, $0.18 and 1.72%, $0.19 and 1.78% and $0.20 and 1.87% for Class A, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets, for Class C shares, reflect actual 12b-1 fees of 0.99% and 0.98% for the years ended August 31, 2018 and August 31, 2016, respectively.

29	Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19) [1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$969.20	$3.76	$1,020.98	$3.86	0.77%
Class C	1,000.00	965.60	7.31	1,017.36	7.50	1.50
Class R	1,000.00	967.20	4.98	1,019.74	5.11	1.02
Class Y	1,000.00	969.60	2.54	1,022.22	2.61	0.52
Class R5	1,000.00	969.80	2.25	1,022.51	2.31	0.46
Class R6	1,000.00	971.20	1.81	1,022.96	1.86	0.37

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30	Invesco Equity and Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.

The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-EQI-SAR-1	04222019 0800

Semiannual Report to Shareholders	February 28, 2019

Invesco Floating Rate Fund
Nasdaq: A: AFRAX ∎ C: AFRCX ∎ R: AFRRX ∎ Y: AFRYX ∎ R5: AFRIX ∎ R6: AFRFX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

27	Financial Statements

31	Notes to Financial Statements

39	Financial Highlights

41	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.86%
Class C Shares	0.74
Class R Shares	0.74
Class Y Shares	0.99
Class R5 Shares	0.88
Class R6 Shares	1.02
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	1.99
Credit Suisse Leveraged Loan Index∎ (Style-Specific Index)	1.39
Lipper Loan Participation Funds Classification Average♦ (Peer Group)	0.85
Source(s): ▼Factset Research Systems Inc.; ∎Bloomberg L.P.; ♦Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated non-investment grade loans.
The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund
Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.
Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Floating Rate Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	3.99%
10 Years	7.35
5 Years	2.65
1 Year	0.18

Class C Shares*
Inception (3/31/00)	3.61%
10 Years	7.09
5 Years	2.64
1 Year	1.31

Class R Shares
Inception (4/13/06)	3.39%
10 Years	7.34
5 Years	2.88
1 Year	2.43

Class Y Shares
Inception (10/3/08)	5.39%
10 Years	7.88
5 Years	3.42
1 Year	2.94

Class R5 Shares
Inception (4/13/06)	3.94%
10 Years	7.92
5 Years	3.40
1 Year	2.97

Class R6 Shares
10 Years	7.85%
5 Years	3.47
1Year	3.03
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	3.83%
10 Years	7.83
5 Years	1.96
1 Year	-2.65

Class C Shares
Inception (3/31/00)	3.18%
10 Years	7.55
5 Years	1.92
1 Year	-1.81

Class R Shares
Inception (4/13/06)	3.12%
10 Years	7.83
5 Years	2.19
1 Year	-0.44

Class Y Shares
Inception (10/3/08)	5.07%
10 Years	8.36
5 Years	2.72
1 Year	0.04

Class R5 Shares
Inception (4/13/06)	3.67%
10 Years	8.42
5 Years	2.71
1 Year	-0.05

Class R6 Shares
10 Years	8.33%
5 Years	2.79
1 Year	0.13

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.08%, 1.58%, 1.33%, 0.83%, 0.82% and 0.74%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.09%, 1.59%, 1.34%, 0.84%, 0.83% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3	Invesco Floating Rate Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4	Invesco Floating Rate Fund

Schedule of Investments

February 28, 2019

(Unaudited)

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Variable Rate Senior Loan Interests-90.18%(b)(c)

Aerospace & Defense-2.26%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/11/2015-02/28/2018; Cost $3,391,742)(d)	6.24%	08/11/2022		$1,797	$1,794,648
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/07/2022		649	651,048
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	6.31%	06/28/2024		3,820	3,801,653
IAP Worldwide Services Revolver (Acquired 07/22/2014; Cost $1,299,963) (Acquired 07/22/2014; Cost $87,669)(d)(e)	8.30%	07/18/2019		877	876,686
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	9.31%	07/18/2019		990	983,363
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.25%	08/22/2025		29	28,824
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.25%	10/04/2024		6,000	5,156,418
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)(d)	8.06%	04/29/2024		3,353	3,277,632
Perspecta, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	05/31/2025		1,471	1,449,317
Space Exploration Technologies Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.73%	11/21/2025		3,960	3,960,213
TransDigm, Inc. Term Loan E (1 mo. USD LIBOR + 2.50%)	4.99%	05/30/2025		13,427	13,259,629
Term Loan F (1 mo. USD LIBOR + 2.50%)	4.99%	06/09/2023		6,940	6,869,944
Term Loan G (1 mo. USD LIBOR + 2.50%)	4.99%	08/22/2024		1,152	1,137,997
Vectra Co. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/08/2025		1,489	1,431,821
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	03/08/2026		989	954,021
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.00%	02/28/2021		2,705	2,667,873
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/12/2018-07/26/2018; Cost $1,757,912)(d)	8.28%	02/12/2024		1,763	1,745,007
					50,046,094

Air Transport-0.86%

American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.23%	06/27/2025		80	78,987
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.48%	01/15/2025		12,321	12,333,556
eTraveli Group Holding AB (Sweden), Term Loan B (f)	-	11/29/2024	EUR	668	761,196
Gol LuxCo S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 6.50%)	6.50%	08/31/2020		5,842	5,914,674
					19,088,413

Automotive-1.89%

Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	09/23/2022		48	48,101
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	04/06/2024		2,030	1,994,951
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)(d)	5.19%	11/13/2025		473	472,993
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)(d)	6.88%	05/19/2023		1,944	1,895,256
Garrett Borrowing LLC (Switzerland) Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	374	421,244
Term Loan B (3 mo. USD LIBOR + 3.00%)	5.33%	09/27/2025		1,278	1,261,458
Mavis Tire Express Services Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/20/2025		2,304	2,284,313
Delayed Draw Term Loan (e)	5.74%	03/20/2025		307	304,490
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.57%	08/18/2021		2,463	2,429,067
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.25%	07/31/2025		3,298	3,302,521
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	11/06/2024		392	391,172
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	6.49%	05/22/2024		2,878	2,820,428
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	10/01/2025		7,986	7,946,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Automotive-(continued)
ThermaSys Corp. Term Loan (3 mo. USD LIBOR + 6.00%)(d)	8.80%	10/02/2023		$334	$304,055
Term Loan (3 mo. USD LIBOR + 6.00%)	8.80%	01/01/2024		1,827	1,662,949
TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	06/30/2025		256	253,390
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.31%	03/07/2024		4,159	4,034,235
Transtar Holding Co. Delayed Draw Term Loan (Acquired 04/11/2017-07/06/2017; Cost $157,710)(d)(e)	0.00%	04/10/2022		243	241,919
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.75%	04/11/2022		2,289	2,220,308
PIK Term Loan, 7.75% PIK, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $713,931)(d)(g)	7.75%	04/11/2022		779	747,367
Wand NewCo 3, Inc., Term Loan (f)	–	01/24/2026		4,801	4,820,309
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(d)	7.24%	04/04/2025		2,129	2,086,171
					41,942,850

Beverage & Tobacco-0.40%

AI Aqua Merger Sub, Inc. First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	12/13/2023		6,004	5,798,887
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	12/13/2023		1,755	1,697,223
Arterra Wines Canada, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.54%	12/15/2023		1,454	1,453,848
					8,949,958

Building & Development-2.40%

American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.49%	10/31/2023		5,578	5,551,825
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	01/02/2025		176	175,060
Capital Automotive L.P. First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.00%)	5.00%	03/24/2024		8,861	8,754,160
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.49%	03/24/2025		3,915	3,924,684
DiversiTech Holdings, Inc. Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $570,011)	10.31%	06/02/2025		232	224,829
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.80%	06/03/2024		2,131	2,083,398
Financiere Persea (Proxiserve), Term Loan B (f)	–	02/26/2026	EUR	473	538,222
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	10/25/2023		2,712	2,530,941
Pisces Midco, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	04/12/2025		2,416	2,355,556
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	11/15/2023		6,140	6,069,868
Re/Max, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $4,820,202)	5.24%	12/15/2023		4,794	4,754,613
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	02/08/2025		8,747	8,553,711
SRS Distribution, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/23/2025		4,805	4,723,651
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	07/24/2024		3,023	2,928,214
					53,168,732

Business Equipment & Services-9.96%

Allied Universal Holdco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/28/2022		5,206	5,129,599
Alorica, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	06/30/2022		547	539,618
Altran Technologies (France), Term Loan B (3 mo. USD LIBOR + 2.25%)	5.04%	03/20/2025		996	981,731
Asurion LLC Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.49%	08/04/2022		28	28,288
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.49%	11/03/2023		18,807	18,830,449
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.49%	11/03/2024		880	881,587
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	9.00%	08/04/2025		21,640	22,055,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Business Equipment & Services-(continued)

Blackhawk Network Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	06/15/2025		$2,882	$2,861,941
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	06/15/2026		1,111	1,103,368
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)(d)	5.49%	05/22/2024		1,578	1,576,025
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.96%	06/21/2024		4,175	4,089,156
Brightview Landscapes, LLC Revolver Loan (d)(e)	0.00%	08/15/2023		992	917,917
Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	08/15/2025		1,273	1,273,911
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.66%	10/14/2024	GBP	3,136	4,131,900
Cast & Crew Payroll, LLC, First Lien Term Loan (f)	–	02/07/2026		1,904	1,914,477
Checkout Holding Corp., Term Loan (1 mo. USD LIBOR + 7.50%)	9.99%	02/15/2023		767	747,459
CRCI Longhorn Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	08/08/2025		407	400,871
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	9.77%	08/08/2026		218	217,033
Crossmark Holdings, Inc. Term Loan (1 mo. USD LIBOR + 7.50%)(d)	10.00%	12/20/2019		507	506,823
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	10.31%	12/21/2020		576	7,566
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	12/20/2019		4,425	1,227,979
Dream Secured Bondco AB, Term Loan B1F (3 mo. EURIBOR + 3.50%)	3.50%	10/21/2022	EUR	849	964,337
Dun & Bradstreet Corp. (The), Term Loan (f)	–	02/06/2026		6,780	6,797,573
First Data Corp. Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	07/08/2022		9,296	9,293,902
Term Loan A (1 mo. USD LIBOR + 1.50%)	3.99%	10/26/2023		18,977	18,909,396
Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	04/26/2024		1,884	1,883,524
Gartner, Inc., Term Loan A (1 mo. USD LIBOR + 1.50%)(d)	3.99%	03/20/2022		433	433,121
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.74%	12/01/2023		655	648,669
GI Revelation Acquisition LLC First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.50%	04/16/2025		3,053	3,034,324
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	11.50%	04/16/2026		1,073	1,030,478
Global Payments, Inc. Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.24%	04/21/2023		1,307	1,300,827
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.24%	10/17/2025		3,540	3,518,738
GlobalLogic Holdings, Inc. Delayed Draw Term Loan (e)	0.00%	08/01/2025		87	87,208
Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	08/01/2025		610	608,930
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	05/30/2025		4,820	4,677,564
INDIGOCYAN Midco Ltd., Term Loan B (3 mo. GBP LIBOR + 4.75%)(d)	5.60%	06/23/2024	GBP	1,337	1,775,096
ION Trading Technologies S.a.r.l., Term Loan (2 mo. USD LIBOR + 4.00%)	6.64%	11/21/2024		1,775	1,690,353
Iron Mountain, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	01/02/2026		3,213	3,156,828
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	5.31%	03/09/2023		4,618	4,618,431
Karman Buyer Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	07/23/2021		10,164	8,954,245
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	04/25/2025		5,488	5,507,000
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	11/21/2024		1,552	1,563,629
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	8.31%	09/30/2022		9,077	7,983,246
On Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	04/02/2025		1,410	1,406,928
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.52%	03/18/2024		75	75,247
Prime Security Services Borrower, LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.24%	05/02/2022		7,277	7,268,154
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	01/29/2025		143	142,211
Red Ventures, LLC (New Imagitas, Inc.), Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.49%	11/08/2024		194	194,071
Refinitiv US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	10/01/2025		18,509	18,256,615
ServiceMaster Co. (The), Term Loan C (1 mo. USD LIBOR + 2.50%)	4.99%	11/08/2023		1,047	1,045,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Business Equipment & Services-(continued)

Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	6.03%	11/14/2022		$15,696	$15,573,718
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	05/01/2024		16	16,259
TNS, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.50%	02/14/2020		430	423,424
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	6.30%	05/21/2022		2,928	2,934,990
Wash MultiFamily Acquisition, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/16/2022		5,295	5,110,147
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/16/2022		875	844,220
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/12/2023		222	215,207
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/14/2023		39	37,693
West Corp. Term Loan B (1 mo. USD LIBOR + 4.00%)	6.63%	10/10/2024		6,002	5,702,782
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.13%	10/10/2024		2,770	2,606,663
WEX, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.74%	06/30/2023		1,083	1,079,725
					220,793,562

Cable & Satellite Television-5.76%

Altice Financing S.A. (Luxembourg) Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	07/15/2025		1,857	1,802,068
Term Loan (1 mo. USD LIBOR + 2.75%)	5.23%	01/31/2026		3,182	3,098,802
Altice France S.A. (France) Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	6.17%	01/31/2026		13,160	12,777,685
Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.49%	08/14/2026		11,943	11,650,098
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.87%	01/03/2025		7,927	7,865,927
Charter Communications Operating, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.50%	04/30/2025		821	820,327
CSC Holdings, LLC Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	07/17/2025		19,390	19,197,924
Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	01/15/2026		7,621	7,545,033
Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	01/25/2026		5,565	5,548,846
Mediacom Illinois LLC, Term Loan N (1 wk. USD LIBOR + 1.75%)	4.17%	02/15/2024		2,523	2,502,596
TDC A/S, Term Loan (1 mo. EURIBOR + 2.75%)	2.75%	06/04/2025	EUR	516	588,090
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.74%	08/15/2026		11,205	11,072,374
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2026		18,084	18,080,247
Virgin Media Bristol LLC, Term Loan K (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2026		16,800	16,709,248
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.99%	04/15/2025		8,507	8,416,966
					127,676,231

Chemicals & Plastics-3.66%

Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.80%	01/31/2024		470	464,046
Ashland LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	05/17/2024		669	668,562
Avantor, Inc., Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	11/21/2024	EUR	5,121	5,846,123
BCPE Max Dutch Bidco BV, Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	10/01/2025	EUR	750	861,526
Cabot Microelectronics Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.75%	11/14/2025		3,902	3,896,658
Colouroz Investment LLC First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.78%	09/07/2021		3,167	2,975,313
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.78%	09/07/2021		523	491,854
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	5.75%	09/06/2024		2,497	2,416,165
Encapsys, LLC First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	11/07/2024		641	635,046
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	10.00%	11/07/2025		330	316,920
Ferro Corp. Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	5.05%	02/14/2024		67	66,494
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	5.05%	02/14/2024		66	65,080
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	5.25%	08/07/2024		2,172	2,156,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Chemicals & Plastics-(continued)
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.48%	10/20/2024		$2,308	$2,289,229
HII Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	12/20/2019		1,952	1,952,264
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(d)	11.00%	12/21/2020		2,525	2,524,595
Ignition Midco B.V. (Netherlands), Term Loan B (6mo. EURIBOR + 4.75%)	4.75%	07/02/2025	EUR	1,618	1,850,952
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	03/31/2024		2,968	2,934,927
Invictus US NewCo LLC First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.58%	03/28/2025		2,016	2,013,811
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	9.24%	03/30/2026		1,074	1,071,592
KPEX Holdings, Inc. Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	01/31/2025		972	939,348
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	01/31/2026		419	404,279
Messer Industries USA, Inc., Term Loan B-1	0.00%	10/01/2025		8,553	8,511,996
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	6.25%	11/14/2025		1,794	1,798,221
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	6.06%	10/14/2024		373	372,766
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	5.25%	02/05/2025		919	914,797
Proampac PG Borrower LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.14%	11/18/2023		2,746	2,704,617
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	10/01/2025		22,296	22,212,010
Tata Chemicals North America, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.56%	08/07/2020		1,804	1,799,407
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	09/06/2024		1,080	1,068,938
Tronox Finance LLC Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/23/2024		1,324	1,322,472
Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/23/2024		574	573,071
Univar, Inc. Term Loan (f)	–	07/01/2024	EUR	660	755,529
Term Loan (f)	–	07/01/2024		871	871,404
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	08/08/2024		665	657,691
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	4.80%	09/29/2023		744	745,017
					81,148,830

Clothing & Textiles-0.81%

ABG Intermediate Holdings 2 LLC First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	09/26/2024		9,325	9,220,127
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.25%	09/29/2025		3,343	3,296,775
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	7.00%	08/21/2022		1,411	1,299,197
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.51%	05/01/2024		1,836	1,803,793
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	10/26/2023		1,992	1,887,117
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	04/25/2025		407	397,506
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	12/15/2024		0	184
					17,904,699

Conglomerates-0.33%

CTC AcquiCo GmbH (Germany) Term Loan B-1 (3 mo. EURIBOR + 2.75%)	2.75%	03/07/2025	EUR	1,251	1,405,497
Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.63%	03/07/2025		1,636	1,615,307
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.25%	06/27/2024		1,866	1,855,880
Safe Fleet Holdings LLC First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	02/01/2025		1,102	1,077,316
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/03/2025		801	788,792
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	02/02/2026		526	502,577
					7,245,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Containers & Glass Products-2.41%

Atlas Packaging GmbH (Germany), Term Loan B (6mo. EURIBOR + 4.50%)	4.50%	07/31/2025	EUR	1,739	$1,945,715
Berlin Packaging, LLC Term Loan (1 mo. USD LIBOR + 3.00%)	5.54%	11/07/2025		$6,303	6,208,294
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.51%	11/07/2025		1,963	1,914,259
Berry Global, Inc. Term Loan Q (2 mo. USD LIBOR + 2.00%)	4.61%	10/01/2022		437	436,324
Term Loan R (1 mo. USD LIBOR + 2.00%)	4.52%	01/19/2024		1,372	1,367,613
Term Loan (1 mo. USD LIBOR + 1.75%)	4.27%	01/06/2021		178	177,557
Term Loan S (1 mo. USD LIBOR + 1.75%)	4.27%	02/08/2020		67	66,448
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	6.03%	04/03/2024		2,185	2,146,387
Consolidated Container Company LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.24%	05/22/2024		1,210	1,203,668
Crown Americas LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	04/03/2025		94	94,314
Duran Group, Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	6.78%	03/21/2024		9,625	9,432,475
Flex Acquisition Co., Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	5.76%	06/29/2025		4,708	4,645,829
Fort Dearborn Holding Co., Inc. First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.79%	10/19/2023		5,043	4,898,229
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	11.30%	10/19/2024		393	364,871
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.49%	11/21/2023		3,731	3,728,920
Klockner Pentaplast of America, Inc. (Luxembourg) Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	851	874,791
Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	06/30/2022		863	790,901
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	04/09/2021		581	548,832
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	10/31/2024		546	545,258
Ranpak Corp. Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	9.73%	10/03/2022		247	246,725
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	10/01/2021		812	810,771
Refresco Group, N.V. (Netherlands), Term Loan B-3 (3 mo. USD LIBOR + 3.25%)(d)	5.93%	03/28/2025		1,596	1,588,024
Reynolds Group Holdings, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	02/05/2023		7,283	7,262,276
Trident TPI Holdings, Inc. Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	449	494,861
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	10/17/2024		1,572	1,536,954
					53,330,296

Cosmetics & Toiletries-0.81%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	09/26/2024		6,699	6,420,702
Anastasia Parent, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.25%	08/11/2025		1,443	1,375,573
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.76%	04/05/2025		9,644	9,439,100
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.49%	01/26/2024		681	678,292
					17,913,667

Drugs-1.64%

BPA Laboratories First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $1,155,584)(d)	8.55%	04/29/2020		1,202	1,160,089
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)(d)	10.56%	04/29/2020		1,045	972,112
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	05/20/2024		16	16,384
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.75%	04/29/2024		9,273	9,302,553
Phoenix Guarantor, Inc. Delayed Draw Term Loan	0.00%	02/12/2026		336	333,482
Term Loan	0.00%	02/12/2026		3,694	3,668,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Drugs-(continued)

Valeant Pharmaceuticals International, Inc. (Canada) Term Loan (1 mo. USD LIBOR + 3.00%)	5.51%	06/01/2025		$11,015	$11,035,106
Term Loan (1 mo. USD LIBOR + 2.75%)	5.26%	11/27/2025		10,003	9,985,969
					36,473,991

Ecological Services & Equipment-1.21%

Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.67%	11/10/2023		4,476	4,478,958
EnergySolutions, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	05/11/2025		2,051	1,819,134
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	05/30/2025		15,489	15,263,782
Patriot Container Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(d)	10.25%	03/20/2026		861	830,669
Tunnel Hill Partners, L.P., Term Loan B	5.99%	02/08/2026		1,508	1,497,390
WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	08/12/2023		2,922	2,886,973
					26,776,906

Electronics & Electrical-8.68%

4L Technologies, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	05/08/2020		6,471	6,390,161
Applied Systems, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	09/19/2025		162	164,509
Barracuda Networks, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.73%	02/12/2025		183	183,080
Blackboard, Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.78%	06/30/2021		84	81,005
Brave Parent Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	04/18/2025		1,057	1,050,199
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.55%	06/16/2023		3,950	3,908,487
CommScope, Inc. Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	12/29/2022		420	420,114
Term Loan (f)	-	04/01/2026		10,172	10,220,157
Diebold Nixdorf, Inc. Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.75%	08/31/2022		5,188	5,525,295
Term Loan B (f)	-	11/06/2023	EUR	1,051	1,092,583
Term Loan B (3 mo. USD LIBOR + 2.75%)	5.31%	11/06/2023		3,557	3,347,735
DigiCert Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.50%	10/31/2025		663	648,558
Dynatrace LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	08/21/2026		299	297,795
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	12/17/2025		2,270	2,271,393
Epicor Software Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	06/01/2022		152	150,766
Everest Bidco S.A.S. (France), First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	2,794	3,179,593
Finastra USA, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	06/13/2024		2,997	2,972,810
Go Daddy Operating Company, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.74%	02/15/2024		8,246	8,241,038
Hyland Software, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	07/07/2025		626	626,471
IGT Holding IV AB, Term Loan B (3 mo. USD LIBOR + 3.75%)	6.57%	07/31/2024		2,944	2,900,009
I-Logic Technologies Bidco Ltd., Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	12/21/2024	EUR	476	540,588
Imperva, Inc. Second Lien Term Loan	0.00%	01/11/2027		1,722	1,694,075
Term Loan (1 mo. USD LIBOR + 4.00%)	6.52%	01/10/2026		700	699,562
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost $1,926,618)(d)	4.99%	04/04/2024		1,910	1,907,412
MA Finance Co., LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.74%	11/19/2021		8,978	8,910,956
Marcel Bidco LLC Term Loan B-1 (f)	-	09/27/2025		743	736,708
Term Loan B-2 (f)	-	09/27/2025	EUR	277	314,681
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $3,986,538)	8.52%	05/08/2025		4,459	4,414,830
McAfee, LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	09/30/2024		1,039	1,043,052
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.75%	08/15/2022		4,212	4,201,276
Microchip Technology, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.50%	05/29/2025		4,803	4,797,118
Mirion Technologies, Inc., Term Loan (f)	-	03/04/2026		2,292	2,016,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Electronics & Electrical-(continued)
MKS Instruments, Inc., Term Loan B-5	4.74%	01/30/2026		$330	$329,741
Neustar, Inc. Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.99%	08/08/2024		3,102	2,993,309
Term Loan B-5 (f)	-	08/08/2024		1,776	1,744,816
Oberthur Technologies of America Corp. (France) Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	4,267	4,786,548
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.55%	01/10/2024		1,744	1,720,241
OEConnection LLC First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.50%	11/22/2024		1,058	1,050,337
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $403,511)(d)	10.50%	11/21/2025		407	404,293
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.58%	03/23/2025		5,837	5,751,996
Optiv, Inc. Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	02/01/2025		1,153	1,097,119
Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	02/01/2024		5,961	5,729,907
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	07/02/2025		6,277	6,261,076
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $1,898,050)(d)	6.77%	01/02/2025		1,897	1,902,063
Project Leopard Holdings, Inc. Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	07/07/2023		2,077	2,058,811
Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	07/07/2023		1,484	1,472,617
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	7.00%	05/16/2025		10,544	10,520,770
Renaissance Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/30/2025		258	252,810
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/29/2026		723	666,770
Resideo Funding, Inc, Term Loan B (2 mo. USD LIBOR + 2.00%)	4.63%	10/25/2025		1,344	1,343,503
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.75%	04/24/2022		8,478	7,741,120
Sandvine Corp. (Canada) First Lien Term Loan (1 mo. USD LIBOR + 4.50%)(d)	7.02%	10/31/2025		3,879	3,821,157
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(d)	10.50%	11/02/2026		564	558,521
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	10/31/2025		3,412	3,386,640
Severin Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.99%	08/01/2025		117	115,980
SonicWall U.S. Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.18%	05/16/2025		511	500,055
SS&C Technologies, Inc. Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		10,684	10,649,432
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		4,092	4,078,913
Term Loan B-5 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		4,338	4,326,223
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	5.30%	09/29/2023		7,716	7,722,366
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.01%	09/28/2024		5,624	5,560,558
Vertafore, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	07/02/2025		385	380,872
Wall Street Systems Delaware, Inc., Term Loan (2 mo. USD LIBOR + 3.00%) (Acquired 11/17/2017; Cost $1,897,774)	5.64%	11/21/2024		1,735	1,673,933
Western Digital Corp., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.23%	04/29/2023		3,429	3,374,772
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.99%	12/01/2023		3,552	3,504,972
					192,430,756

Financial Intermediaries-1.25%

Advisor Group, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.25%	08/17/2025		2,364	2,369,537
Edelman Financial Center, LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.04%	07/19/2025		320	320,222
Evergood 4 APS (Denmark) Second Lien Term Loan (3 mo. EURIBOR + 7.00%)(d)	8.00%	02/06/2027	EUR	1,154	1,309,335
Term Loan B-3 (f)	-	02/06/2025	EUR	176	201,180
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.50%	03/22/2024		2,746	2,692,432
LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.73%	09/23/2024		1,051	1,044,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Financial Intermediaries-(continued)

MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/27/2020		$8,580	$7,958,343
RPI Finance Trust, Term Loan B-6 (1 mo. USD LIBOR + 2.00%)	4.49%	03/27/2023		6,869	6,867,252
SGG Holdings S.A. (Luxembourg), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	1,145	1,295,188
Stiphout Finance LLC (Virgin Islands (British)) First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	10/26/2022		3,816	3,734,504
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/21/2015; Cost $42,429)(d)	9.75%	10/26/2023		43	39,602
					27,832,588

Food Products-3.66%
8th Avenue Food & Provisions, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.27%	10/01/2026		1,152	1,152,235
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	03/31/2025		1,864	1,852,154
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	07/03/2020		5,705	5,400,625
Dole Food Co., Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.25%	04/06/2024		8,260	8,174,455
H-Food Holdings, LLC Term Loan (1 mo. USD LIBOR + 3.69%)	6.18%	05/23/2025		9,567	9,469,251
Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	6.49%	05/23/2025		274	273,889
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.89%	08/03/2022		2	1,557
Jacobs Douwe Egberts International B.V., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.56%	11/01/2025		6,107	6,086,438
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	5.26%	10/30/2022		22,802	22,782,242
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.76%	05/01/2025		1,414	1,410,880
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.74%	05/15/2024		3,458	3,406,162
Post Holdings, Inc., Series A Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	05/24/2024		1,968	1,964,339
QCE LLC, PIK Term Loan, 10.00% PIK Rate (Acquired 06/30/2014-12/31/2015; Cost $6,052)(d)(g)	10.00%	06/30/2019		6	622
Shearer’s Foods, LLC First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	06/30/2021		2,996	2,983,265
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $454,541)	9.25%	06/30/2022		449	436,830
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.74%	10/22/2025		17,721	15,772,084
					81,167,028

Food Service-2.10%

Aramark Services, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.24%	03/11/2025		17	16,768
Carlisle FoodService Products, Inc. Delayed Draw Term Loan (e)	0.00%	03/20/2025		91	87,906
Term Loan	5.49%	03/20/2025		399	386,795
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/20/2025		3,685	3,643,577
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.75%	02/05/2025		4,610	4,583,819
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	02/16/2024		16,147	16,049,960
NPC International, Inc. First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	6.05%	04/19/2024		2,471	2,329,848
Second Lien Term Loan (2 mo. USD LIBOR + 7.50%)	10.14%	04/18/2025		669	615,047
Restaurant Technologies, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)(d)	8.99%	10/01/2026		1,367	1,370,904
Tacala Investment Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	02/01/2026		872	864,609
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	6.00%	08/28/2024		2,962	2,590,438
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	06/27/2023		12,655	12,604,022
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	7.56%	11/29/2024		1,364	1,327,655
					46,471,348

Forest Products-0.08%
American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	04/06/2024		1,821	1,816,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Health Care-3.22%

Acadia Healthcare Co., Inc. Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.99%	02/11/2022		$1,724	$1,721,962
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.99%	02/16/2023		6,498	6,489,984
Argon Medical Devices Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	01/23/2025		47	46,637
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(d)	10.50%	01/23/2026		220	219,192
athenahealth, Inc., Term Loan B	0.00%	02/11/2026		8,662	8,635,363
BVI Medical, Inc., Term Loan (f)	-	02/18/2026	EUR	472	542,594
Convatec, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	5.05%	10/31/2023		171	170,231
Dentalcorp Perfect Smile ULC (Canada) First Lien Delayed Draw Term Loan (e)	5.58%	06/06/2025		86	85,532
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	06/06/2025		344	341,113
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	10.00%	06/08/2026		1,837	1,809,422
Second Lien Term Loan (e)	10.11%	06/08/2026		459	452,356
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.56%	05/02/2023		291	292,066
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	6.07%	06/28/2024		2,565	2,542,049
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	10/10/2025		151	150,257
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.51%	10/27/2022		409	409,875
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	04/07/2022		2,494	2,474,947
Heartland Dental, LLC Delayed Draw Term Loan (e)	0.00%	04/30/2025		25	24,585
Term Loan	6.24%	04/30/2025		180	177,804
IQVIA, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.80%	01/17/2025		738	737,610
IWH UK Midco Ltd., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	1,145	1,290,343
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	02/02/2024		5,880	5,877,021
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.55%	06/07/2023		6,929	6,872,415
Nidda Healthcare Holding AG (Germany) Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.37%	08/21/2024	GBP	486	643,931
Term Loan D (3 mo. EURIBOR+ 4.00%)	4.00%	08/21/2024	EUR	1,978	2,258,691
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	06/30/2025		6,699	6,644,765
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	09/27/2024		2,864	2,787,158
Prophylaxis B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 07/02/2018; Cost $3,002,147)	4.00%	06/05/2025	EUR	2,577	2,777,829
Surgery Center Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	09/02/2024		1,112	1,087,182
Syneos Health, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	08/01/2024		151	148,284
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	02/06/2024		3,413	3,100,164
Terveys-ja hoivapalvelut Suomi Oy (Finland) First Lien Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	08/11/2025	EUR	1,802	2,069,493
Second Lien Term Loan (3 mo. EURIBOR + 7.50%)	7.50%	07/19/2026	EUR	986	1,118,899
Unilabs Diagnostics AB (Sweden), Revolver Loan (d)(e)	0.00%	04/01/2021	EUR	1,850	2,067,980
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	7.00%	08/27/2025		5,279	5,295,834
					71,363,568

Home Furnishings-0.94%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.24%	02/05/2024		2,418	2,294,248
Global Appliance, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.50%	09/29/2024		2,878	2,874,083
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/05/2024		29	28,800
Hilding Anders AB, Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	EUR	2,191	2,032,485
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.99%	02/28/2025		1,099	1,086,889
PGT Innovations, Inc., Term Loan (2 mo. USD LIBOR + 3.50%) (Acquired 03/13/2018; Cost $465,200)	6.04%	02/16/2022		133	132,655
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.01%	11/08/2023		5,461	4,573,945
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.73%	06/15/2025		3,754	3,748,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Home Furnishings-(continued)

TGP Holdings III, LLC First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	7.05%	09/25/2024		$3,307	$3,157,714
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	11.31%	09/25/2025		882	856,017
					20,785,280

Industrial Equipment-1.79%

Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	7.00%	04/28/2025		694	663,220
Alpha AB Bidco BV, Term Loan B (f)	-	07/30/2025	EUR	705	803,018
Altra Industrial Motion Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	10/01/2025		3,238	3,209,972
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.80%	05/18/2024		3,694	3,658,477
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	5.30%	01/31/2024		56	56,055
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)(d)	7.25%	08/29/2023		1,431	1,430,700
Engineered Machinery Holdings, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	07/19/2024		1,748	1,698,416
First Lien Incremental Term Loan (1 wk. USD LIBOR + 4.25%)	7.07%	07/19/2024		1,171	1,166,256
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	10.06%	07/18/2025		1,647	1,626,168
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.24%	07/30/2024		3,310	3,313,547
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.26%	05/31/2023		2,159	2,146,393
Hamilton Holdco LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)(d)	4.81%	07/02/2025		3,804	3,799,399
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	4.99%	09/28/2023		6,718	6,646,650
MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 3.00%)	5.49%	07/31/2025		3,390	3,398,268
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	6.80%	03/08/2025		1,207	1,199,529
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	08/21/2024		73	72,501
Robertshaw US Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.00%	02/28/2025		2,481	2,334,963
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(d)	10.50%	02/28/2026		1,100	979,137
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.76%	03/16/2022		1,088	1,086,190
Terex Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	01/31/2024		453	449,431
					39,738,290

Insurance-1.04%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.23%	05/09/2025		1,208	1,197,160
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	01/25/2024		4,012	3,999,221
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	08/16/2025		272	271,647
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 2.75%)	5.52%	04/25/2025		8,254	8,189,454
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.80%	05/16/2024		9,544	9,472,492
					23,129,974

Leisure Goods, Activities & Movies-3.07%

Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	02/01/2024		17,939	17,624,775
AMC Entertainment, Inc. Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	12/15/2022		1,807	1,798,992
Term Loan	0.00%	12/15/2023		5,922	5,896,404
Ancestry.com Operations, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	10/19/2023		1,486	1,482,787
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	02/28/2025		14,701	14,630,795
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	11/08/2023		3,360	3,186,504
Dorna Sports, S.L., Term Loan B-2 (6 mo. USD LIBOR + 3.00%)	5.88%	04/12/2024		1,980	1,934,902
Equinox Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	09/06/2024		362	364,282
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.74%	04/18/2025		3,904	3,889,830
Invictus Media S.L.U. (Spain) Term Loan B-1 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	1,417	1,616,778
Term Loan B-2 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	849	969,188
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.79%	12/15/2024		2,122	2,108,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Leisure Goods, Activities & Movies-(continued)

Life Time Fitness, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	5.38%	06/10/2022		$486	$483,942
Live Nation Entertainment, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.25%	10/31/2023		99	98,286
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%) (Acquired 07/07/2017; Cost $1,073,568)	4.25%	07/11/2024	CHF	1,039	1,033,425
Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	02/22/2024		199	199,147
Shutterfly, Inc. Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	08/17/2024		2,318	2,297,948
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	08/17/2024		1,285	1,264,885
SSH Group Holdings, Inc. First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	6.90%	07/30/2025		668	661,839
Second Lien Term Loan (2 mo. USD LIBOR + 8.25%)(d)	10.90%	07/30/2026		654	657,016
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	08/18/2023		5,777	5,790,267
					67,990,066

Lodging & Casinos-3.58%

AMCP Clean Acquisition Co., LLC Term Loan (3 mo. USD LIBOR + 4.25%)	7.06%	06/16/2025		748	736,549
Delayed Draw Term Loan (e)	7.15%	06/16/2025		180	177,660
B&B Hotels SAS, Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	03/14/2023	EUR	3,071	3,463,026
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	07/03/2024		159	159,337
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	12/22/2024		21,134	21,101,026
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	04/18/2024		1,641	1,632,160
Four Seasons Hotels Ltd., First Lien Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	11/30/2023		80	80,036
Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	10/04/2023		3,551	3,540,901
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	4.24%	10/25/2023		95	94,893
Penn National Gaming, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	4.84%	10/15/2025		2,259	2,253,103
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	5.31%	08/14/2024		15,014	14,906,292
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.31%	07/10/2025		10,153	10,171,109
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.00%	06/08/2023		6,895	6,876,288
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.31%	07/10/2020		5,484	5,494,480
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.48%	12/20/2024		6,667	6,640,026
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	05/30/2025		2,019	2,012,262
					79,339,148

Nonferrous Metals & Minerals-0.61%

American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	03/21/2025		2,251	2,249,168
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	06/01/2025		6,058	5,288,649
Form Technologies LLC First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.77%	01/28/2022		2,442	2,409,677
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	11.31%	01/30/2023		25	24,597
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.50%	05/01/2025		2,065	1,966,959
US Salt, LLC, Term Loan (d)(f)	-	01/16/2026		1,496	1,499,594
					13,438,644

Oil & Gas-5.68%

BCP Raptor, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.88%	06/24/2024		4,070	3,902,148
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.25%	10/31/2024		12	12,407
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.48%	05/21/2025		3,594	3,457,372
Bronco Midstream Funding, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/14/2023		765	763,164
California Resources Corp. Term Loan (1 mo. USD LIBOR + 10.38%)	12.87%	12/31/2021		2,430	2,557,435
Term Loan (1 mo. USD LIBOR + 4.75%)	7.24%	12/31/2022		3,947	3,898,991
Centurion Pipeline Co., LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	09/29/2025		1,217	1,218,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Floating Rate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value
Oil & Gas-(continued)

Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	10.01%	03/06/2023	$5,546	$5,488,494
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.75%	03/31/2025	1,704	1,686,660
Encino Acquisition Partners Holdings, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	9.24%	10/29/2025	2,360	2,300,555
Fieldwood Energy LLC Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	04/11/2023	8,689	7,110,435
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.74%	04/11/2022	4,536	4,150,490
Revolver Loan (d)(e)	0.00%	04/11/2021	27,701	27,424,096
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.00%	12/23/2024	2,865	2,795,544
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.87%	08/25/2023	8,503	6,866,202
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	8.75%	07/02/2023	3,301	3,273,097
Lucid Energy Group II Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	02/17/2025	2,627	2,462,643
McDermott Technology (Americas), Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.49%	05/12/2025	8,162	7,874,894
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	10/30/2024	2,284	2,228,633
Moda Ingleside Energy Center LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	09/29/2025	1,132	1,134,044
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	12/13/2024	3,298	3,143,978
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(d)	8.30%	07/31/2020	4,637	4,196,764
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Acquired 07/18/2014; Cost $16,678)(d)(h)(i)	0.00%	07/16/2021	17	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	03/19/2021	6,814	6,587,959
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.80%	02/21/2021	16,781	14,079,322
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	7.05%	08/04/2021	1,814	1,639,397
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	03/30/2023	917	919,137
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.93%	07/13/2020	4,772	4,688,861
				125,861,671

Publishing-0.94%

Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.49%	04/11/2025	1,625	1,620,478
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/12/2024	641	636,529
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.74%	06/07/2023	7,834	7,263,217
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	8.00%	06/01/2022	31	31,229
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.52%	10/04/2023	704	700,844
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	10/24/2021	1,515	1,513,866
Southern Graphics, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.79%	12/31/2022	3,080	2,805,660
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.49%	01/27/2024	6,343	6,351,323
				20,923,146

Radio & Television-1.75%

E.W. Scripps Co., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	10/02/2024	1,227	1,195,219
Gray Television, Inc. Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.77%	02/07/2024	576	573,394
Term Loan C (1 mo. USD LIBOR + 2.50%)	4.98%	01/02/2026	6,228	6,221,617
iHeartCommunications, Inc. Term Loan D (h)(i)	0.00%	01/30/2020	25,820	18,213,595
Term Loan E (h)(i)	0.00%	07/30/2019	1,521	1,072,597
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.76%	01/17/2024	300	297,088
NEP/NCP HoldCo, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	10/19/2026	1,718	1,687,601
Nexstar Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	01/17/2024	1,658	1,640,266
Sinclair Television Group, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.75%	01/03/2024	8,013	7,996,133
				38,897,510

Retailers (except Food & Drug)-1.37%

Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.49%	09/25/2024	8,660	8,655,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Retailers (except Food & Drug)-(continued)

Claire’s Stores, Inc. Revolver Loan (3 mo. USD LIBOR + 3.50%)(d)(h)	6.31%	10/12/2022		$33	$32,817
Term Loan (6 mo. USD LIBOR + 7.25%)(h)	9.94%	09/15/2038		109	167,737
Fossil Group, Inc., Term Loan (1 wk. USD LIBOR + 8.00%)	10.42%	12/31/2020		914	915,918
Fullbeauty Brands Holdings Corp. Term Loan (3 mo. USD LIBOR + 10.00%)	12.74%	02/07/2022		762	767,333
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	11.74%	10/14/2022		5,429	1,818,692
National Vision, Inc. Revolver Loan (d)(e)	0.00%	03/13/2019		3,004	2,763,997
First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	11/20/2024		837	835,599
Payless, Inc. Term Loan A-1 (i)	10.78%	02/10/2022		1,535	759,742
Term Loan A-2 (i)	11.78%	08/10/2022		2,881	849,893
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.99%	01/26/2023		9,032	7,102,277
Savers, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.52%	07/09/2019		4,921	4,689,339
Vivarte (France), PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (g)	7.00%	10/29/2019	EUR	1,178	922,330
					30,281,597

Surface Transport-1.09%

Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	11.25%	11/12/2020		4,047	2,810,981
Kenan Advantage Group, Inc. Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/29/2022		1,844	1,816,007
Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/29/2022		6,941	6,836,845
Odyssey Logistics & Technology Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	10/12/2024		816	812,191
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.27%	12/06/2024		7,413	7,387,868
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.75%	06/26/2021		3,184	3,075,253
XPO Logistics, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	02/24/2025		1,448	1,437,051
					24,176,196

Telecommunications-7.96%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	01/31/2025		22,116	21,810,428
Colorado Buyer, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	05/01/2024		3,602	3,564,807
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.49%	10/24/2022		7,245	6,710,601
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	10/04/2023		12,642	12,349,889
Frontier Communications Corp. Term Loan (1 mo. USD LIBOR + 4.88%)	7.38%	10/12/2021		1,344	1,337,268
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	6.25%	06/15/2024		1,805	1,744,910
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	05/16/2024		66	65,496
Intelsat Jackson Holdings S.A. (Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.23%	11/27/2023		1,749	1,751,066
Term Loan B-5	6.63%	01/02/2024		4,187	4,248,229
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.73%	02/22/2024		14,582	14,552,136
Lumentum Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)(d)	4.99%	12/10/2025		193	191,999
MLN US Holdco LLC, Term Loan B (1 mo. USD LIBOR + 4.50%)	7.00%	11/30/2025		3,090	3,077,685
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	11/15/2024		5,065	5,047,180
Odyssey Investissement S.A.S., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2025	EUR	3,213	3,663,487
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	02/01/2024		6,730	6,703,719
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.50%	04/11/2025		10,688	10,602,687
Sprint Communications, Inc. Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	02/02/2024		22,948	22,709,313
Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	02/02/2024		9,041	8,959,519
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	7.49%	03/09/2023		6,352	6,021,580
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	5.31%	11/17/2023		15,160	15,153,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Telecommunications-(continued)
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.81%	05/02/2023		$6,129	$6,033,752
Windstream Services, LLC Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	8.49%	03/29/2021		11,780	11,452,680
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.74%	02/17/2024		5,195	4,980,421
Zayo Group,LLC Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.49%	01/19/2021		884	882,435
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.74%	01/19/2024		2,930	2,920,480
					176,535,621

Utilities-6.97%

AES Corp. (The), Term Loan (3 mo. USD LIBOR + 1.75%)	4.38%	05/24/2022		217	217,601
AI Alpine AT BidCo GmbH (Austria) Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/25/2025	EUR	962	1,086,605
Term Loan B (3 mo. USD LIBOR + 3.25%)(d)	5.99%	10/25/2025		34	33,576
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.00%	05/27/2022		922	923,436
Brookfield WEC Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	08/01/2025		9,962	9,994,180
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.25%	08/03/2026		1,924	1,932,239
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2025		10,670	10,590,214
Calpine Corp. Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	01/15/2023		6,345	6,326,228
Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	05/31/2023		4,690	4,671,839
Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	01/15/2024		10,780	10,735,120
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	10/02/2023		6,173	6,148,064
Granite Acquisition, Inc. First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	6.30%	12/17/2021		3,919	3,925,532
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	6.30%	12/17/2021		620	621,440
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	10.06%	12/19/2022		961	959,519
Lightstone Holdco LLC Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	01/30/2024		10,242	10,055,279
Term Loan C (1 mo. USD LIBOR + 3.75%)	6.24%	01/30/2024		565	554,353
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.74%	05/16/2024		4,095	4,096,549
NRG Energy, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	06/30/2023		29,617	29,537,469
Pacific Gas and Electric Co. Delayed Draw Term Loan (f)	-	01/29/2020		1,822	1,820,666
Term Loan (f)	-	12/31/2020		5,466	5,461,999
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.07%	03/06/2025		2,133	2,053,423
Revere Power, LLC Term Loan B (f)	-	02/01/2026		2,154	2,137,836
Term Loan C (f)	-	02/01/2026		339	336,289
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	6.00%	12/02/2021		561	537,726
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	12/08/2023		3,315	3,283,008
Vistra Operations Co. LLC Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	08/04/2023		16,243	16,214,223
Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	12/31/2025		20,287	20,225,096
					154,479,509
Total Variable Rate Senior Loan Interests (Cost $2,040,769,978)					1,999,117,720

U.S. Dollar Denominated Bonds & Notes-4.84%
Aerospace & Defense-0.84%
TransDigm, Inc. Sr. Sec. Notes(j)	6.25%	03/15/2026		18,023	18,518,632
Air Transport-0.19%

Mesa Airlines, Inc. Class B	5.75%	07/15/2025		4,210	4,181,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Automotive-0.11%

Schaeffler AG (Germany)(j)	4.12%	09/15/2021		$640	$636,800
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,965	1,826,861
					2,463,661

Business Equipment & Services-0.06%

Dun & Bradstreet Corp. (The)(j)	6.88%	08/15/2026		1,368	1,375,298
Cable & Satellite Television-1.33%

Altice Financing S.A. Sr. Sec. Gtd. First Lien Bonds (Luxembourg)(j)	7.50%	05/15/2026		10,469	10,154,930
Altice Financing S.A. Sr. Sec. Gtd. First Lien Notes (Luxembourg)(j)	6.63%	02/15/2023		851	876,521
CSC Holdings, LLC Sr. Unsec. Deb.(j)	5.50%	05/15/2026		10,933	11,124,327
Numericable-SFR S.A. (France)(j)	8.12%	02/01/2027		2,544	2,563,080
Numericable-SFR S.A. Sr. Sec. Gtd. First Lien Notes (France)(j)	7.37%	05/01/2026		3,732	3,679,267
Virgin Media Bristol LLC Sr. Sec. Gtd. First Lien Notes (United Kingdom)(j)	5.50%	08/15/2026		1,027	1,024,433
					29,422,558

Chemicals & Plastics-0.19%

Alpha US Bidco, Inc. (Germany)(j)	8.75%	06/01/2023		1,560	1,501,500
Avantor, Inc.(j)	6.00%	10/01/2024		2,731	2,792,447
					4,293,947

Containers & Glass Products-0.24%
Ardagh Glass Finance PLC (Ireland)(j)	4.62%	05/15/2023		1,643	1,659,430
Ardagh Glass Finance PLC (Ireland)(j)	4.25%	09/15/2022		1,695	1,696,187
Reynolds Group Holdings, Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	6.29%	07/15/2021		1,868	1,884,345
Reynolds Group Holdings, Inc. Sr. Sec. Gtd. First Lien Global Notes	5.75%	10/15/2020		130	130,282
					5,370,244

Electronics & Electrical-0.70%

Blackboard, Inc.(j)	9.75%	10/15/2021		4,356	3,201,660
CommScope, Inc. Sr. Sec. Notes(j)	6.00%	03/01/2026		7,119	7,305,874
CommScope, Inc. Unsec. Notes(j)	8.25%	03/01/2027		2,177	2,264,189
Dell International LLC/EMC Corp. Sr. Sec. Gtd. First Lien Notes(j)	5.45%	06/15/2023		1,385	1,456,448
Riverbed Technology, Inc.(j)	8.87%	03/01/2023		1,853	1,301,473
					15,529,644

Financial Intermediaries-0.09%

Cabot Financial S.A. (United Kingdom)	6.50%	04/01/2021	GBP	1,500	1,979,688
Health Care-0.45%
Community Health Systems, Inc. Sr. Sec. Notes	8.00%	03/15/2026		9,997	9,865,339
Industrial Equipment-0.01%

Altra Industrial Motion Corp. Sr. Unsec. Gtd.Notes(j)	6.13%	10/01/2026		287	294,175
Lodging & Casinos-0.08%

ESH Hospitality, Inc.(j)	5.25%	05/01/2025		1,390	1,386,525
VICI Properties 1 LLC	8.00%	10/15/2023		315	346,401
					1,732,926
Nonferrous Metals & Minerals-0.13%

TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		2,748	2,856,222
Oil & Gas-0.01%

Pacific Drilling S.A. Sr. Sec. Bonds(j)	8.38%	10/01/2023		145	146,088
Publishing-0.03%

Clear Channel Worldwide Holdings, Inc. Unsec. Sub.Gtd.Notes(j)	9.25%	02/15/2024		730	767,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Radio & Television-0.24%

Clear Channel International B.V.(j)	8.75%	12/15/2020	$5,141	$5,288,804
Steel-0.00%

ERP Iron Ore, LLC 1.50 PIK Rate, 10.30% Cash Rate(d)(g)	8.00%	12/31/2019	56	39,038
Telecommunications-0.11%

Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023	1,200	1,116,000
Goodman Networks, Inc.	8.00%	05/11/2022	2,535	1,305,469
Windstream Services, LLC(h)(j)	9.00%	06/30/2025	12	7,260
				2,428,729

Utilities-0.03%

Calpine Corp.(j)	5.25%	06/01/2026	678	666,135
Total U.S. Dollar Denominated Bonds & Notes (Cost $113,496,560)				107,220,536

			Shares
Common Stocks & Other Equity Interests-2.01%(l)
Aerospace & Defense-0.10%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $145,528)(d)(m)			134	2,197,222

Automotive-0.02%

Dayco Products, LLC(m)			3,261	120,249
Dayco Products, LLC(m)			3,266	120,434
Transtar Holding Co., Class A(d)(m)			3,149,478	236,211
				476,894

Building & Development-0.07%

Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(d)(m)			518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/2010; Cost $3,408,940)(d)(m)			4	0
Masonite International Corp.(m)			27,093	1,502,307
				1,502,307

Business Equipment & Services-0.03%

Checkout Holding Corp.(d)			15,070	339,075
EmployBridge Holding Co. (Acquired 05/16/2014-01/20/2015; Cost $482,591)(m)			43,971	420,495
				759,570

Cable & Satellite Television-0.13%

Ion Media Networks, Inc., Class A (Acquired 01/17/2006-12/17/2009; Cost $3,038,036)(d)			4,471	2,850,262

Chemicals & Plastics-0.00%

Lyondell Chemical Co., Class A			218	18,643

Drugs-0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(m)			3,490	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(m)			5,595	0
				0

Food Products-0.00%

QCE LLC (Acquired 06/30/2014; Cost $52)(d)(m)			17	0

Health Care-0.00%

New Millennium Holdco(m)			259,087	25,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Floating Rate Fund

	Shares	Value
Lodging & Casinos-0.14%
Caesars Entertainment Operating Co., LLC(m)	83,880	$723,046
Twin River Management Group, Inc.(m)	18,663	2,388,864
		3,111,910

Oil & Gas-0.84%

AF Global, Inc. (Acquired 06/08/2017; Cost $66,943)(d)(m)	1,049	58,744
CJ Holding Co.(m)	47,780	825,161
Fieldwood Energy LLC(m)	67,619	2,287,787
HGIM Corp.(d)(m)	6,310	230,315
HGIM Corp., Wts. expiring 07/02/2043(d)(m)	28,193	1,029,044
Pacific Drilling S.A.(h)(m)	178,023	2,723,752
Paragon Offshore Finance Co., Class A (Cayman Islands)(h)(m)	4,595	4,740
Paragon Offshore Finance Co., Class B (Cayman Islands)(h)(m)	2,298	84,451
Samson Investment Co.(m)	261,209	5,909,854
Transocean Ltd.(m)	428,980	3,504,767
Tribune Resources, Inc., First Lien Wts. expiring 04/03/2023 (Acquired 04/03/2018; Cost $14,098)(d)(m)	170,533	5,116
Tribune Resources, Inc.(m)	658,667	1,888,069
		18,551,800

Publishing-0.11%

F&W Publications, Inc. (Acquired 09/17/2007-11/19/2009; Cost $357,143)(d)(m)	288	173
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $307,685)(m)	133,776	2,474,856
Tribune Publishing Co.(m)	2,262	27,279
		2,502,308

Retailers (except Food & Drug)-0.05%

Claire’s Stores, Inc.(h)	1,210,692	545,527
Payless, Inc.(m)	146,073	474,737
		1,020,264

Surface Transport-0.00%

U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0)(d)(m)	6,189	62
U.S. Shipping Corp., CPR (Acquired 09/28/2007-09/30/2009; Cost $87,805)(d)(m)	87,805	74,634
		74,696

Telecommunications-0.02%

Consolidated Communications, Inc.	32,797	325,674
Goodman Networks, Inc. (Acquired 05/31/2017; Cost $1,595)(d)(m)	159,473	0
		325,674

Utilities-0.50%

Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(m)	101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(m)	165	0
Vistra Operations Co. LLC	410,978	10,701,867
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(m)	410,978	307,823
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $316,284)(d)(m)	672,945	168,236
		11,177,926
Total Common Stocks & Other Equity Interests (Cost $58,654,860)		44,594,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Non-U.S. Dollar Denominated Bonds & Notes-1.44%

Automotive-0.13%

Federal-Mogul Holdings Corp.	5.00%	07/15/2024	EUR	538	$642,980
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(k)	4.88%	04/15/2024	EUR	2,000	2,300,969
					2,943,949

Building & Development-0.11%

Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)	5.13%	11/15/2022	EUR	291	307,272
Haya Finance 2017 S.A. (Spain)	5.25%	11/15/2022	EUR	344	361,739
LSF10 Wolverine Investment SCA (Denmark)	5.00%	03/15/2024	EUR	319	364,619
LSF10 Wolverine Investment SCA (Denmark) (3 mo. EURIBOR + 4.63%)(k)	4.63%	03/15/2024	EUR	1,142	1,302,539
					2,336,169

Business Equipment & Services-0.10%

Dream Secured Bondco AB (Sweden)	3.50%	12/01/2023	EUR	1,266	1,464,703
Nexi S.p.A. (Italy) (3 mo. EURIBOR + 3.63%)(k)	3.63%	05/01/2023	EUR	455	522,094
Refinitiv US Holdings, Inc. REGS, Sr. Unsec. Bonds(j)	4.50%	05/15/2026	EUR	132	149,606
Refinitiv US Holdings, Inc. REGS, Sr. Unsec. Bonds(j)	6.88%	11/15/2026	EUR	167	182,531
					2,318,934

Cable & Satellite Television-0.21%

Altice Financing S.A. (Luxembourg)	4.75%	01/15/2028	EUR	1,299	1,257,939
Altice France S.A. (France)	5.88%	02/01/2027	EUR	2,984	3,479,166
					4,737,105

Containers & Glass Products-0.02%

Ardagh Glass Finance PLC (Luxembourg)	6.63%	09/15/2023	EUR	423	488,478

Financial Intermediaries-0.38%

AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(k)	5.00%	08/01/2024	EUR	500	448,013
Cabot Financial S.A. (United Kingdom) (3 mo. EURIBOR + 5.88%)(k)	5.88%	11/15/2021	EUR	908	1,029,757
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(k)	4.50%	09/01/2023	EUR	336	316,513
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(k)	3.50%	09/01/2023	EUR	1,402	1,289,267
Garfunkelux Holdco 3 S.A. REGS, Sr. Sec. Gtd. First Lien Euro Notes (Luxembourg)(j)	8.50%	11/01/2022	GBP	996	1,162,109
Nemean Bondco PLC (Jersey)	7.37%	02/01/2024	GBP	1,370	1,718,738
Nemean Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(k)	7.41%	02/01/2023	GBP	1,955	2,417,015
					8,381,412

Health Care-0.08%

IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(k)	6.87%	08/15/2022	GBP	1,500	1,666,227

Home Furnishings-0.33%

International Design Group S.p.A. REGS, Sr. Sec. Bonds (Italy) (3 mo. EURIBOR + 6.00%)(j)(k)	6.00%	11/15/2025	EUR	810	898,301
International Design Group S.p.A. REGS, Sr. Sec. Bonds (Italy) (3 mo. EURIBOR + 6.50%)(j)(k)	6.50%	11/15/2025	EUR	648	729,137
Shop Direct Funding PLC (United Kingdom)	7.75%	11/15/2022	GBP	4,711	5,615,329
					7,242,767

Lodging & Casinos-0.08%

Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(k)	5.74%	05/15/2023	GBP	1,400	1,844,801
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $33,416,050)					31,959,842

Structured Products-0.30%

Clontarf Park CLO, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	387	406,990
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	7.87%	10/25/2028	$	2,899	2,856,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
OCP Euro CLO (Ireland), Series 2017-1, Class E (3 mo. EURIBOR + 5.35%)(j)(k)	5.35%	06/18/2030	EUR	100	$108,781

Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	01/15/2032	EUR	437	470,969

Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(j)(k)	7.64%	04/15/2026		$2,920	2,832,509

Total Structured Products (Cost $6,630,857)					6,675,605

			Shares

Preferred Stocks-0.01%

Retailers (except Food & Drug)-0.00%

Claire’s Stores, Inc.(h)				183	29,738

Vivarte (France) (Acquired 01/12/2018; Cost $0)(d)(m)				7,780	0

Vivarte (France), Class A Preference Shares (Acquired 01/12/2018; Cost $0)(d)(m)				259	0

Vivarte (France), Class B Preference Shares (Acquired 01/12/2018; Cost $0)(d)(m)				259	0

					29,738

Telecommunications-0.01%

Goodman Networks, Inc., Series A-1 (Acquired 05/31/2017; Cost $1,897)(d)(m)				189,735	142,301

Total Preferred Stocks (Cost $111,236)					172,039

Money Market Funds-2.20%
Invesco Government & Agency Portfolio-Institutional Class, 2.30%(n)				17,089,553	17,089,553

Invesco Liquid Assets Portfolio-Institutional Class, 2.51%(n)				12,206,891	12,210,553

Invesco Treasury Portfolio-Institutional Class, 2.29%(n)				19,531,161	19,531,161

Total Money Market Funds (Cost $48,831,267)					48,831,267

TOTAL INVESTMENTS IN SECURITIES-100.98% (Cost $2,301,910,808)					2,238,571,876

OTHER ASSETS LESS LIABILITIES-(0.98)%					(21,679,259)

NET ASSETS-100.00%					$2,216,892,617

Investment Abbreviations:

CHF	- Swiss Franc
CLO	- Collateralized Loan Obligation
Deb.	- Debentures
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
Gtd.	- Guaranteed
LIBOR	- London Interbank Offered Rate
PIK	- Pay-in-Kind
REGS	- Regulation S
Rts.	- Rights
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Floating Rate Fund

Notes to Schedule of Investment

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

All or a portion of this holding is subject to unfunded loan commitments. The state interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 7.

(f)	This variable rate interest will settle after February 28, 2019, at which time the interest rate will be determined.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	The borrower has filed for protection in federal bankruptcy court.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2019 was $20,895,827, which represented less than 1% of the Fund’s Net Assets.

(j)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $99,169,613, which represented 4.47% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(l)	Acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Portfolio Composition*†

By credit quality, based on total investments

as of February 28, 2019

BBB	0.10%
BBB-	7.5
BB+	4.9
BB	13.4
BB-	13.3
B+	16.3
B	21.1
B-	8.8
CCC+	2.3
CCC	1.5
CCC-	0.2
CC	0.4
D	1.1
Not-Rated	7.1
Equity	2
†

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

*	Excluding money market fund holdings.

Open Forward Foreign Currency Contracts
Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
03/15/2019	Bank of America, N.A.	USD 22,812,583	EUR 20,164,928	$145,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts-(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

03/15/2019	Barclays Capital	EUR	20,162,621	USD	23,242,784	$287,733

03/15/2019	Barclays Capital	USD	12,723,663	GBP	9,883,178	392,264

03/15/2019	Citibank N.A.	EUR	20,162,621	USD	23,246,292	291,241

03/15/2019	Citibank N.A.	SEK	23,239	USD	2,618	100

03/15/2019	Goldman Sachs International	EUR	20,162,621	USD	23,244,598	289,547

03/15/2019	Goldman Sachs International	USD	22,825,590	EUR	20,164,928	132,088

03/15/2019	J.P. Morgan Chase Bank, N.A.	CHF	1,044,270	USD	1,066,959	19,568

03/15/2019	J.P. Morgan Chase Bank, N.A.	EUR	20,170,168	USD	23,250,314	286,671

03/15/2019	J.P. Morgan Chase Bank, N.A.	SEK	23,213	USD	2,615	99

03/15/2019	J.P. Morgan Chase Bank, N.A.	USD	1,039,105	CHF	1,044,270	8,286

03/15/2019	J.P. Morgan Chase Bank, N.A.	USD	22,818,221	EUR	20,163,246	137,541

03/15/2019	J.P. Morgan Chase Bank, N.A.	USD	12,623,928	GBP	9,806,539	390,291

03/15/2019	J.P. Morgan Chase Bank, N.A.	USD	5,031	SEK	46,453	3

03/15/2019	Royal Bank of Canada	USD	22,827,707	EUR	20,164,928	129,971

Subtotal–Appreciation						2,510,498

Currency Risk

03/15/2019	Barclays Capital	GBP	6,479,674	USD	8,319,587	(279,563)

03/15/2019	Citibank N.A.	GBP	6,485,137	USD	8,322,909	(283,490)

03/15/2019	Goldman Sachs International	GBP	245,232	USD	319,253	(6,193)

03/15/2019	J.P. Morgan Chase Bank, N.A.	GBP	6,479,674	USD	8,318,891	(280,259)

04/15/2019	Bank of America, N.A.	EUR	20,320,463	USD	23,051,432	(143,819)

04/15/2019	Barclays Capital	GBP	9,963,965	USD	12,849,011	(395,113)

04/15/2019	Goldman Sachs International	EUR	20,347,410	USD	23,094,976	(131,033)

04/15/2019	J.P. Morgan Chase Bank, N.A.	CHF	1,043,747	USD	1,041,808	(8,127)

04/15/2019	J.P. Morgan Chase Bank, N.A.	EUR	20,318,768	USD	23,057,332	(135,985)

04/15/2019	J.P. Morgan Chase Bank, N.A.	GBP	9,940,301	USD	12,817,411	(395,258)

04/15/2019	J.P. Morgan Chase Bank, N.A.	SEK	46,453	USD	5,044	(3)

04/15/2019	Royal Bank of Canada	EUR	20,320,463	USD	23,066,896	(128,356)

Subtotal–Depreciation						(2,187,199)

Total Forward Foreign Currency Contracts						$323,299

Currency Abbreviations:

CHF - Swiss Franc
EUR - Euro
GBP - British Pound Sterling
SEK - Sweden Krona
USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Floating Rate Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $2,253,079,541)	$2,189,740,609
Investments in affiliated money market funds, at value (Cost $48,831,267)	48,831,267
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,510,498
Cash	20,146,727
Foreign currencies, at value (Cost $23,544,107)	23,816,858
Receivable for:
Investments sold	111,870,259
Fund shares sold	962,069
Interest	10,108,722
Investments matured, at value (Cost $9,093,215)	245,059
Investment for trustee deferred compensation and retirement plans	179,057
Other assets	80,037
Total assets	2,408,491,162

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,187,199
Payable for:
Investments purchased	137,976,795
Dividends	2,043,613
Fund shares reacquired	12,974,650
Accrued fees to affiliates	523,705
Accrued trustees’ and officers’ fees and benefits	7,447
Accrued other operating expenses	666,387
Trustee deferred compensation and retirement plans	203,282
Unfunded loan commitments	35,015,467
Total liabilities	191,598,545
Net assets applicable to shares outstanding	$2,216,892,617

Net assets consist of:
Shares of beneficial interest	$2,399,390,507
Distributable earnings	(182,497,890)
$2,216,892,617

Net Assets:
Class A	$621,916,341
Class C	$256,010,594
Class R	$5,317,919
Class Y	$721,238,757
Class R5	$6,015,102
Class R6	$606,393,904

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	83,335,559
Class C	34,457,307
Class R	711,591
Class Y	96,780,871
Class R5	805,518
Class R6	81,378,248
Class A:
Net asset value per share	$7.46
Maximum offering price per share (Net asset value of $7.46÷ 97.50%)	$7.65
Class C:
Net asset value and offering price per share	$7.43
Class R:
Net asset value and offering price per share	$7.47
Class Y:
Net asset value and offering price per share	$7.45
Class R5:
Net asset value and offering price per share	$7.47
Class R6:
Net asset value and offering price per share	$7.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Floating Rate Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:
Interest	$67,282,566

Dividends	472,339

Dividends from affiliated money market funds	778,196

Other income	277,099

Total investment income	68,810,200

Expenses:

Advisory fees	7,326,278

Administrative services fees	219,708

Custodian fees	211,910

Distribution fees:
Class A	713,973

Class C	1,307,345

Class R	13,501

Interest, facilities and maintenance fees	636,111

Transfer agent fees – A, C, R & Y	770,205

Transfer agent fees – R5	2,650

Transfer agent fees – R6	15,091

Trustees’ and officers’ fees and benefits	27,759

Registration and filing fees	68,978

Reports to shareholders	94,381

Professional services fees	115,650

Other	106,723

Total expenses	11,630,263

Less: Fees waived and expense offset arrangement(s)	(50,318)

Net expenses	11,579,945

Net investment income	57,230,255

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(18,666,578)

Foreign currencies	(203,246)

Forward foreign currency contracts	3,919,095

(14,950,729)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(25,700,538)

Foreign currencies	317,400

Forward foreign currency contracts	(904,634)

(26,287,772)

Net realized and unrealized gain (loss)	(41,238,501)

Net increase in net assets resulting from operations	$15,991,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:
Net investment income	$57,230,255	$110,339,643

Net realized gain (loss)	(14,950,729)	1,487,494

Change in net unrealized appreciation (depreciation)	(26,287,772)	4,131,229

Net increase in net assets resulting from operations	15,991,754	115,958,366

Distributions to shareholders from distributable earnings(1):

Class A	(13,361,540)	(25,495,503)

Class C	(7,247,625)	(15,358,742)

Class R	(119,265)	(235,757)

Class Y	(21,222,141)	(42,632,667)

Class R5	(132,439)	(150,846)

Class R6	(15,118,208)	(28,890,761)

Total distributions to shareholders from distributable earnings	(57,201,218)	(112,764,276)

Share transactions-net:

Class A	43,962,854	(45,642,976)

Class C	(124,729,076)	(61,311,478)

Class R	(186,290)	(770,602)

Class Y	(224,530,372)	(14,750,347)

Class R5	1,397,516	1,865,416

Class R6	670,147	(3,772,361)

Net increase (decrease) in net assets resulting from share transactions	(303,415,221)	(124,382,348)

Net increase (decrease) in net assets	(344,624,685)	(121,188,258)

Net assets:

Beginning of period	2,561,517,302	2,682,705,560

End of period	$2,216,892,617	$2,561,517,302

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Floating Rate Fund

Statement of Cash Flows

For the six month ended February 28, 2019

(Unaudited)

Cash provided by operating activities:
Net increase in net assets resulting from operations	$15,991,754

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:

Purchases of investments	(649,758,066)

Proceeds from sales of investments	845,295,738

Amortization of premium on investment securities	(1,247,896)

Decrease in receivables and other assets	1,041,010

Increase in accrued expenses and other payables	100,155

Net realized loss from investment securities	18,666,578

Net change in unrealized depreciation on investment securities	25,700,538

Net change in unrealized depreciation of forward foreign currency contracts	904,634

Net cash provided by operating activities	256,694,445

Cash provided by (used in) financing activities:

Dividends paid to shareholders from distributable earnings	(14,772,938)

Proceeds from shares of beneficial interest sold	449,523,801

Disbursements from shares of beneficial interest reacquired	(783,962,979)

Net cash provided by (used in) financing activities	(349,212,116)

Net decrease in cash and cash equivalents	(92,517,671)

Cash and cash equivalents at beginning of period	185,312,523

Cash and cash equivalents at end of period	$92,794,852

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$43,054,076

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$636,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Floating Rate Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

31	Invesco Floating Rate Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

F.

Securities Purchased on a When-Issued and Delayed DeliveryBasis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency

32	Invesco Floating Rate Fund

fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

J.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Industry Focus –To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

O.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or

33	Invesco Floating Rate Fund

one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $48,383.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the“ Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

34	Invesco Floating Rate Fund

proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $33,817 in front-end sales commissions from the sale of Class A shares and $40,742 and $7,144 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended February 28, 2019, there were transfers from Level 3 to Level 2 of $31,906,210, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $40,353,668, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$1,884,224,022	$114,893,698	$1,999,117,720

U.S. Dollar Denominated Bonds & Notes	–	107,181,498	39,038	107,220,536

Common Stocks & Other Equity Interests	20,352,496	17,053,277	7,189,094	44,594,867

Non-U.S. Dollar Denominated Bonds & Notes	–	31,959,842	–	31,959,842

Structured Products	–	6,675,605	–	6,675,605

Preferred Stocks	–	29,738	142,301	172,039

Money Market Funds	48,831,267	–	–	48,831,267

Investments Matured	–	152,015	93,044	245,059

Total Investments in Securities	69,183,763	2,047,275,997	122,357,175	2,238,816,935

Other Investments - Assets*

Forward Foreign Currency Contracts	–	2,510,498	–	2,510,498

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(2,187,199)	–	(2,187,199)

Total Other Investments	–	323,299	–	323,299

Total Investments	$69,183,763	$2,047,599,296	$122,357,175	$2,239,140,234

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended February 28, 2019:

Change in
				Accrued		Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Realized	Appreciation	into	out of	Value
	August 31, 2018	at Cost	from Sales	Premiums	Gain	(Depreciation)	Level 3	Level 3	February 28, 2019
Variable Rate Senior Loan Interests	$125,107,531	$23,097,079	$(42,153,350)	$(192,138)	$236,723	$(1,587,806)	$39,812,273	$(29,426,614)	$114,893,698

35	Invesco Floating Rate Fund

						Change in
				Accrued		Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Realized	Appreciation	into	out of	Value
	August 31, 2018	at Cost	from Sales	Premiums	Gain	(Depreciation)	Level 3	Level 3	February 28, 2019
U.S. Dollar Denominated Bonds & Notes	44,615	-	-	8,711	-	(14,288)	-	-	39,038

Common Stocks & Other Equity Interests	8,448,586	4,932,125	-	-	-	(4,253,416)	541,395	(2,479,596)	7,189,094

Preferred Stocks	0	-	-	-	-	142,301	-	-	142,301

Investments Matured	74,634	18,456	-	-	-	(46)	-	-	93,044

Total	$133,675,366	$28,047,660	$(42,153,350)	$(183,427)	$236,723	$(5,713,255)	$40,353,668	$(31,906,210)	$122,357,175

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$2,510,498

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$2,510,498

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(2,187,199)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(2,187,199)

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial	Financial
	Derivative	Derivative
	Assets	Liabilities
	Forward Foreign	Forward Foreign	Net Value of	Collateral (Received)/Pledged		Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Bank of America, N.A.	$ 145,095	$(143,819)	$ 1,276	$-	$-	$ 1,276

Barclays Capital	679,997	(674,676)	5,321	-	-	5,321

Citibank, N.A.	291,341	(283,490)	7,851	-	-	7,851

Goldman Sachs International	421,635	(137,226)	284,409	-	-	284,409

J.P. Morgan Chase Bank, N.A.	842,459	(819,632)	22,827	-	-	22,827

Royal Bank of Canada	129,971	(128,356)	1,615	-	-	1,615

Total	$2,510,498	$(2,187,199)	$323,299	$-	$-	$323,299

36	Invesco Floating Rate Fund

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$3,919,095
Change in Net Unrealized (Depreciation):
Forward foreign currency contracts	(904,634)
Total	$3,014,461

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$353,882,851

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,935.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Unfunded Loan Commitments

As of February 28, 2019, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type		Principal Amount(a)	Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan		$109,767	$ 108,121
Brightview Landscapes, LLC	First Lien Revolver Loan		992,343	917,917
Carlisle Foodservice Products, Inc.	Delayed Draw Term Loan		90,664	87,906
Dentalcorp Perfect Smile ULC	First Lien Delayed Draw Term Loan		86,233	85,532
Dentalcorp Perfect Smile ULC	Second Lien Term Loan		118,485	116,708
Fieldwood Energy LLC	Revolver Loan		27,701,107	27,424,096
GlobalLogic Holdings, Inc.	Delayed Draw Term Loan		87,317	87,208
Heartland Dental, LLC	Delayed Draw Term Loan		24,848	24,585
IAP Worldwide Services	First Lien Term Loan		789,017	789,017
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		303,133	300,481
National Vision, Inc.	First Lien Revolver Loan		3,004,345	2,763,997
Transtar Holding Co.	Term Loan		242,525	241,919
Unilabs Diagnostics AB	Revolver Loan	EUR	1,849,988	2,067,980
				$ 35,015,467

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss

37	Invesco Floating Rate Fund

carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$–	$98,061,987	$98,061,987

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $588,668,243 and $848,028,482, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis
Aggregate unrealized appreciation of investments	$ 18,896,824
Aggregate unrealized (depreciation) of investments	(94,163,496)
Net unrealized (depreciation) of investments	$(75,266,672)

Cost of investments for tax purposes is $2,314,406,906.

NOTE 10–Cash Balances

The Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $500,000,000 or (2) the limits set by its prospectus for borrowings. During the six months ended February 28, 2019, the Fund did not draw on the revolving line of credit. This agreement will expire on July 17, 2019.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 11–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the six months ended February 28, 2019, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value
Goldman Sachs Lending Partners LLC	$3,004,345	$2,763,997

38	Invesco Floating Rate Fund

NOTE 12–Share Information

		Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class A	23,196,928	$ 172,015,051	18,929,188	$ 143,533,968

Class C	4,051,153	30,084,522	6,770,878	51,103,833

Class R	147,808	1,111,270	136,694	1,037,418

Class Y	27,603,784	206,463,278	48,907,919	370,331,167

Class R5	310,998	2,330,222	336,775	2,554,713

Class R6	4,787,453	35,664,416	10,475,341	79,226,341

Issued as reinvestment of dividends:

Class A	1,324,175	9,848,822	2,462,146	18,658,658

Class C	679,721	5,034,374	1,509,699	11,390,606

Class R	90,221	680,448	27,068	205,416

Class Y	1,664,389	12,363,559	3,661,736	27,711,614

Class R5	17,680	131,413	17,965	136,259

Class R6	2,019,964	14,995,460	3,793,428	28,707,181

Reacquired:

Class A	(18,590,965)	(137,901,019)	(27,425,782)	(207,835,602)

Class C	(21,725,757)	(159,847,972)	(16,415,089)	(123,805,917)

Class R	(262,972)	(1,978,008)	(265,294)	(2,013,436)

Class Y	(59,942,493)	(443,357,209)	(54,539,771)	(412,793,128)

Class R5	(143,003)	(1,064,119)	(108,892)	(825,556)

Class R6	(6,708,895)	(49,989,729)	(14,773,649)	(111,705,883)

Net increase (decrease) in share activity	(41,479,811)	$(303,415,221)	(16,499,640)	$(124,382,348)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$7.57	$0.17	$(0.11)	$ 0.06	$(0.17)	$7.46	0.86%	$ 621,916	1.07	%(d)(e)	1.07	%(d)(e)	1.02	%(e)	4.66	%(e)	25%
Year ended 08/31/18	7.56	0.31	0.02	0.33	(0.32)	7.57	4.47	585,865	1.07	(d)	1.08	(d)	–		4.15		51
Year ended 08/31/17	7.42	0.31	0.14	0.45	(0.31)	7.56	6.17	630,740	1.06	(d)	1.07	(d)	–		4.05		68
Year ended 08/31/16	7.56	0.36	(0.14)	0.22	(0.36)	7.42	3.12	661,442	1.10	(d)	1.11	(d)	–		4.93		70
Year ended 08/31/15	7.95	0.35	(0.38)	(0.03)	(0.36)	7.56	(0.42)	850,891	1.06	(d)	1.06	(d)	–		4.51		59
Year ended 08/31/14	7.93	0.32	0.03	0.35	(0.33)	7.95	4.33	1,025,092	1.03	(d)	1.04	(d)	–		4.01		82
Class C
Six months ended 02/28/19	7.53	0.15	(0.10)	0.05	(0.15)	7.43	0.74	256,011	1.57	(d)(e)	1.57	(d)(e)	1.52	(e)	4.16	(e)	25
Year ended 08/31/18	7.53	0.28	0.00	0.28	(0.28)	7.53	3.81	387,685	1.57	(d)	1.58	(d)	–		3.65		51
Year ended 08/31/17	7.39	0.27	0.14	0.41	(0.27)	7.53	5.65	448,408	1.56	(d)	1.57	(d)	–		3.55		68
Year ended 08/31/16	7.52	0.32	(0.13)	0.19	(0.32)	7.39	2.74	458,340	1.60	(d)	1.61	(d)	–		4.43		70
Year ended 08/31/15	7.92	0.31	(0.39)	(0.08)	(0.32)	7.52	(1.07)	570,097	1.56	(d)	1.56	(d)	–		4.01		59
Year ended 08/31/14	7.90	0.28	0.03	0.31	(0.29)	7.92	3.91	691,152	1.53	(d)	1.54	(d)	–		3.51		82

39	Invesco Floating Rate Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R
Six months ended 02/28/19	$7.58	$0.16	$(0.11)	$ 0.05	$(0.16)	$7.47	0.74%	$ 5,318	1.32	%(d)(e)	1.32	%(d)(e)	1.27	%(e)	4.41	%(e)	25%
Year ended 08/31/18	7.57	0.30	0.01	0.31	(0.30)	7.58	4.21	5,583	1.32	(d)	1.33	(d)	–		3.90		51
Year ended 08/31/17	7.44	0.29	0.13	0.42	(0.29)	7.57	5.76	6,345	1.31	(d)	1.32	(d)	–		3.80		68
Year ended 08/31/16	7.57	0.34	(0.13)	0.21	(0.34)	7.44	3.00	6,191	1.35	(d)	1.36	(d)	–		4.68		70
Year ended 08/31/15	7.97	0.33	(0.39)	(0.06)	(0.34)	7.57	(0.79)	11,969	1.31	(d)	1.31	(d)	–		4.26		59
Year ended 08/31/14	7.95	0.30	0.03	0.33	(0.31)	7.97	4.18	11,152	1.28	(d)	1.29	(d)	–		3.76		82
Class Y
Six months ended 02/28/19	7.56	0.18	(0.11)	0.07	(0.18)	7.45	0.99	721,239	0.82	(d)(e)	0.82	(d)(e)	0.77	(e)	4.91	(e)	25
Year ended 08/31/18	7.55	0.33	0.02	0.35	(0.34)	7.56	4.72	963,386	0.82	(d)	0.83	(d)	–		4.40		51
Year ended 08/31/17	7.41	0.32	0.15	0.47	(0.33)	7.55	6.43	977,034	0.81	(d)	0.82	(d)	–		4.30		68
Year ended 08/31/16	7.54	0.38	(0.13)	0.25	(0.38)	7.41	3.51	648,603	0.85	(d)	0.86	(d)	–		5.18		70
Year ended 08/31/15	7.94	0.37	(0.39)	(0.02)	(0.38)	7.54	(0.31)	805,611	0.81	(d)	0.81	(d)	–		4.76		59
Year ended 08/31/14	7.92	0.34	0.03	0.37	(0.35)	7.94	4.69	802,508	0.78	(d)	0.79	(d)	–		4.26		82
Class R5
Six months ended 02/28/19	7.58	0.18	(0.11)	0.07	(0.18)	7.47	1.02	6,015	0.83	(d)(e)	0.83	(d)(e)	0.78	(e)	4.90	(e)	25
Year ended 08/31/18	7.57	0.33	0.02	0.35	(0.34)	7.58	4.73	4,696	0.81	(d)	0.82	(d)	–		4.41		51
Year ended 08/31/17	7.43	0.32	0.15	0.47	(0.33)	7.57	6.43	2,830	0.82	(d)	0.83	(d)	–		4.29		68
Year ended 08/31/16	7.56	0.38	(0.13)	0.25	(0.38)	7.43	3.52	1,858	0.84	(d)	0.85	(d)	–		5.19		70
Year ended 08/31/15	7.96	0.37	(0.39)	(0.02)	(0.38)	7.56	(0.29)	3,466	0.80	(d)	0.80	(d)	–		4.77		59
Year ended 08/31/14	7.94	0.34	0.03	0.37	(0.35)	7.96	4.72	8,087	0.76	(d)	0.77	(d)	–		4.28		82
Class R6
Six months ended 02/28/19	7.56	0.18	(0.11)	0.07	(0.18)	7.45	1.02	606,394	0.74	(d)(e)	0.74	(d)(e)	0.69	(e)	4.99	(e)	25
Year ended 08/31/18	7.55	0.34	0.02	0.36	(0.35)	7.56	4.83	614,302	0.73	(d)	0.74	(d)	–		4.49		51
Year ended 08/31/17	7.41	0.33	0.15	0.48	(0.34)	7.55	6.53	617,349	0.72	(d)	0.73	(d)	–		4.39		68
Year ended 08/31/16	7.56	0.39	(0.16)	0.23	(0.38)	7.41	3.34	555,172	0.75	(d)	0.76	(d)	–		5.28		70
Year ended 08/31/15	7.95	0.38	(0.38)	0.00	(0.39)	7.56	(0.06)	97,902	0.70	(d)	0.70	(d)	–		4.87		59
Year ended 08/31/14	7.94	0.35	0.01	0.36	(0.35)	7.95	4.66	83,025	0.69	(d)	0.70	(d)	–		4.35		82

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratio includes line of credit expense of 0.05%, 0.05%, 0.05%, 0.05%, 0.03%, and 0.02% for the six months ended February 28, 2019 and the years ended August 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $575,912, $351,514, $5,445, $873,894, $5,345 and $608,555 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

40	Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,008.60	$5.33	$1,019.49	$5.36	1.07%
Class C	1,000.00	1,007.40	7.81	1,017.01	7.85	1.57
Class R	1,000.00	1,007.40	6.57	1,018.25	6.61	1.32
Class Y	1,000.00	1,009.90	4.09	1,020.73	4.11	0.82
Class R5	1,000.00	1,008.80	4.13	1,020.68	4.16	0.83
Class R6	1,000.00	1,010.20	3.69	1,021.12	3.71	0.74

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

41	Invesco Floating Rate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-SAR-1	04292019 1041

Semiannual Report to Shareholders	February 28, 2019

Invesco Global Real Estate Income Fund
Nasdaq:
A: ASRAX◾ C: ASRCX ◾ Y: ASRYX ◾ R5: ASRIX ◾ R6: ASRFX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

9	Financial Statements

12	Notes to Financial Statements

18	Financial Highlights

19	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.95%
Class C Shares	1.68
Class Y Shares	2.19
Class R5 Shares	2.15
Class R6 Shares	2.19
MSCI World Index▼ (Broad Market Index)	-3.34
Custom Invesco Global Real Estate Income Index∎ (Style-Specific Index)	2.25
Lipper Global Real Estate Funds Classification Average◆ (Peer Group)	1.99
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco Global Real Estate Income Index is composed of the FTSE NAREIT All Equity REITs Index, through August 31, 2011, and the FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter.

The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

The FTSE NAREIT All Equity REITs Index is considered representative of US REITs.

The FTSE EPRA/NAREIT Developed Index is considered representative of global real estate companies and REITs.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (5/31/02)	7.79%
10 Years	11.90
5 Years	3.70
1 Year	1.94

Class C Shares*
Inception (3/9/07)	3.09%
10 Years	11.71
5 Years	4.12
1 Year	6.21

Class Y Shares
Inception (10/3/08)	7.32%
10 Years	12.83
5 Years	5.17
1 Year	8.29

Class R5 Shares
Inception (3/9/07)	4.13%
10 Years	12.95
5 Years	5.25
1 Year	8.39

Class R6 Shares
10 Years	12.86%
5 Years	5.32
1 Year	8.49
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

On March 12, 2007, the Fund reorganized from a closed-end fund to an open-end fund. Performance shown prior to that date is that of the closed-end fund’s common shares and includes the fees applicable to common shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the closed-end fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/02)	7.35%
10 Years	8.50
5 Years	3.08
1 Year	-9.59

Class C Shares
Inception (3/9/07)	2.32%
10 Years	8.28
5 Years	3.46
1 Year	-6.08

Class Y Shares
Inception (10/3/08)	6.60%
10 Years	9.35
5 Years	4.51
1 Year	-4.11

Class R5 Shares
Inception (3/9/07)	3.49%
10 Years	9.52
5 Years	4.61
1 Year	-4.00

Class R6 Shares
10 Years	9.41%
5 Years	4.68
1 Year	-3.91

taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 1.00%, 0.93 and 0.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco Global Real Estate Income Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at

800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Global Real Estate Income Fund

Schedule of Investments

February 28, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–62.55%

Australia-3.16%

Dexus	511,073	$ 4,357,607
Goodman Group	578,071	5,248,701
GPT Group (The)	1,021,760	4,239,996
Mirvac Group	2,970,622	5,415,533
Scentre Group	3,768,487	10,345,194
		29,607,031

Canada-1.84%

Allied Properties REIT	166,600	6,078,093
Chartwell Retirement Residences	83,110	947,338
H&R Real Estate Investment Trust	307,000	5,298,051
Killam Apartment REIT	69,700	948,083
Pembina Pipeline Corp.	108,592	3,974,156
		17,245,721

China-0.12%

Guangzhou R&F Properties Co. Ltd., Class H	594,000	1,108,554

France–2.76%

ICADE	55,605	4,734,104
Klepierre S.A.	192,308	6,722,138
Unibail-Rodamco-Westfield	88,797	14,342,297
		25,798,539

Germany-3.34%

Aroundtown S.A.	441,323	3,714,671
Deutsche Wohnen S.E.	101,881	4,751,264
Grand City Properties S.A.	307,675	7,244,270
LEG Immobilien AG	59,657	6,660,825
Vonovia S.E.	183,872	8,927,605
		31,298,635

Hong Kong-5.70%

CK Asset Holdings Ltd.	1,025,000	8,507,118
Hang Lung Properties Ltd.	1,780,000	4,204,108
Hongkong Land Holdings Ltd.	281,700	2,019,789
Link REIT	626,000	7,077,614
New World Development Co. Ltd.	6,397,000	10,203,121
Sino Land Co. Ltd.	1,554,000	2,894,294
Sun Hung Kai Properties Ltd.	931,000	15,396,061
Swire Properties Ltd.	753,400	3,023,294
		53,325,399

Ireland-0.16%

Green REIT PLC	873,069	1,463,788

Japan-6.99%

Advance Residence Investment Corp.	989	2,750,550

	Shares	Value
Japan-(continued)

Daiwa Office Investment Corp.	418	$ 2,786,292
GLP J-REIT(a)	3,993	4,166,204
Hulic Co., Ltd.	261,500	2,402,871
InvIncible Investment Corp.	4,203	1,911,740
Japan Hotel REIT Investment Corp.	4,025	3,101,848
Japan Real Estate Investment Corp.	953	5,514,601
Japan Rental Housing Investments Inc.	5,335	4,207,119
Japan Retail Fund Investment Corp.	1,967	3,963,782
Kenedix Office Investment Corp.	212	1,414,374
Mitsubishi Estate Co., Ltd.	387,200	6,653,477
Mitsui Fudosan Co., Ltd.	517,500	12,245,155
Mitsui Fudosan Logistics Park Inc.(a)	731	2,160,898
Nippon Prologis REIT Inc.(a)	984	2,090,443
ORIX JREIT Inc.	1,769	2,897,945
Sumitomo Realty & Development Co., Ltd.	120,900	4,516,463
Tokyo Tatemono Co., Ltd.	98,300	1,140,285
United Urban Investment Corp.	998	1,546,876
		65,470,923

Netherlands-0.50%

InterXion Holding N.V.(a)	72,085	4,721,567

Singapore-1.60%

Ascendas REIT	1,590,700	3,294,349
CapitaLand Commercial Trust	2,367,000	3,396,435
City Developments Ltd.	523,700	3,466,472
Mapletree Commercial Trust	2,092,000	2,738,787
Mapletree Logistics Trust	2,083,200	2,126,343
		15,022,386

Spain-0.78%
Ferrovial, S.A.	114,788	2,645,258
Merlin Properties SOCIMI, S.A.	362,051	4,692,490
		7,337,748

Sweden-0.56%

Hufvudstaden AB, Class A	187,795	3,029,421
Wihlborgs Fastigheter AB	167,462	2,224,365
		5,253,786

Switzerland-0.84%

Swiss Prime Site AG(a)	92,661	7,821,942

United Kingdom-3.21%
Assura PLC	4,591,470	3,513,870
Big Yellow Group PLC	200,042	2,601,518
Land Securities Group PLC	700,735	8,361,059
SEGRO PLC	571,050	5,006,493
Tritax Big Box REIT PLC	2,371,326	4,475,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Real Estate Income Fund

	Shares	Value
United Kingdom-(continued)

Workspace Group PLC	465,521	$ 6,060,209
		30,018,779

United States-30.99%

Alexandria Real Estate Equities, Inc.	38,383	5,215,866
American Campus Communities, Inc.	230,105	10,368,531
American Tower Corp., Class A	57,782	10,178,299
Apple Hospitality REIT, Inc.	300,635	4,954,465
AvalonBay Communities, Inc.	112,841	21,962,244
Boston Properties, Inc.	128,634	17,068,445
Crown Castle International Corp.	139,499	16,565,506
CyrusOne Inc.	116,558	5,809,251
Digital Realty Trust, Inc.	65,989	7,464,676
Duke Realty Corp.	185,068	5,472,461
EastGroup Properties, Inc.	32,106	3,392,320
Essex Property Trust, Inc.	43,674	12,221,732
Extra Space Storage, Inc.	46,893	4,498,914
Federal Realty Investment Trust	48,274	6,448,924
HCP, Inc.	241,456	7,429,601
Healthcare Realty Trust, Inc.	265,238	8,394,783
Highwoods Properties, Inc.	80,886	3,745,831
Hudson Pacific Properties Inc.	376,846	12,518,824
Liberty Property Trust	151,918	7,190,279
Macerich Co. (The)	20,243	882,595
Mid-America Apartment Communities, Inc.	125,392	12,988,103
National Retail Properties, Inc.	189,420	9,868,782
Park Hotels & Resorts Inc.	155,046	4,843,637
PotlatchDeltic Corp.	125,292	4,509,259
Prologis, Inc.	174,819	12,247,819
Public Storage	75,794	16,029,673
QTS Realty Trust, Inc., Class A	133,626	5,576,213
Retail Opportunity Investments Corp.	186,971	3,210,292
RLJ Lodging Trust	174,459	3,239,704
Simon Property Group, Inc.	110,976	20,104,412
Sunstone Hotel Investors, Inc.	280,976	4,228,689
Ventas, Inc.	61,177	3,838,857
Washington REIT	230,910	6,116,806
Weingarten Realty Investors	141,325	4,071,573
Welltower, Inc.	40,146	2,983,249
Weyerhaeuser Co.	182,657	4,546,333
		290,186,948
Total Common Stocks & Other Equity Interests (Cost $537,906,291)		585,681,746

	Principal Amount	Value
Collateralized Mortgage Obligations-18.12%

United States-18.12%
Banc of America Merrill Lynch Large Loan Inc., Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(b)(c)	$6,650,000	$ 6,092,098
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.65%, 08/27/2045(b)(d)	5,000,000	4,493,011
Barclays Commercial Mortgage Securities LLC, Series 2013-TYSN, Class E, Pass Through Ctfs., 3.71%, 09/05/2032(b)	7,800,000	7,789,585
Braemar Hotels & Resorts Trust, Series 2018-PRME, Class E, Floating Rate Pass Through Ctfs., 4.89% (1 mo. USD LIBOR + 2.40%), 06/15/2035(b)(e)	7,000,000	6,928,515
BX Trust, Series 2018-MCSF, Class E, Floating Rate Pass Through Ctfs., 4.64% (1 mo. USD LIBOR + 2.15%), 04/15/2035(b)(e)	9,500,000	9,336,740
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class D, Variable Rate Pass Through Ctfs., 5.09%, 02/10/2024(b)(d)	1,220,000	1,265,713
Commercial Mortgage Trust, Series 2014-PAT, Class F, Floating Rate Pass Through Ctfs., 4.94% (1 mo. USD LIBOR + 2.44%), 08/13/2027(b)(e)	15,000,000	14,945,477
Series 2014-CR21, Class D, Variable Rate Pass Through Ctfs., 3.92%, 12/10/2047(b)(d)	10,711,000	9,303,432
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, Pass Floating Rate Through Ctfs., 4.99% (1 mo. USD LIBOR + 2.50%), 07/15/2032(b)(e)	8,244,000	8,212,998
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.65%, 09/15/2022(b)(d)	7,805,000	7,495,358
Series 2015-FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.26%, 12/27/2046(b)(d)	9,890,000	8,965,325
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Pass Through Ctfs., 4.99%, 09/15/2024(b)	10,000,000	10,057,630
Series 2014-C23, Class RIM, Pass Through Ctfs., 4.30%, 09/15/2047(b)	10,000,000	9,781,713
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.13%, 05/15/2046(b)(d)	14,190,000	13,459,001
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.77%, 10/15/2046(b)(d)	13,510,000	13,452,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Real Estate Income Fund

	Principal Amount	Value
United States-(continued)

Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, Floating Rate Pass Through Ctfs., 5.09% (1 mo. USD LIBOR + 2.60%), 11/15/2034(b)(e)	$7,700,000	$ 7,661,217
Series 2017, Class E, Floating Rate Pass Through Ctfs., 4.44% (1 mo. USD LIBOR + 1.95%), 11/15/2034(b)(e)	216,000	214,767
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.28%, 10/15/2042(d)	270,000	272,533
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, Variable Rate Pass Through Ctfs., 3.79%, 11/15/2032(b)(d)	11,150,000	10,918,681
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class D, Floating Rate Pass Through Ctfs., 4.14% (1 mo. USD LIBOR + 1.65%), 12/15/2034(b)(e)	12,590,000	12,599,014
Series 2018-BXI, Class F, Floating Rate Pass Through Ctfs., 4.95% (1 mo. USD LIBOR + 2.46%), 12/15/2036(b)(e)	6,400,000	6,419,883
Total Collateralized Mortgage Obligations (Cost $166,260,117)		169,665,260

	Shares

Preferred Stocks-14.74%

United States-14.74%

American Homes 4 Rent, Series D, 6.50% Pfd.	198,066	5,129,909
American Homes 4 Rent, Series E, 6.35% Pfd.	357,532	9,163,545
American Homes 4 Rent, Series H, 6.25% Pfd.	228,400	5,712,284
American Homes 4 Rent, Series F, 5.88% Pfd.	170,449	4,184,523
American Homes 4 Rent, Series G, 5.88% Pfd.	137,500	3,415,500
Apartment Investment & Management Co., Series A, 6.88% Pfd.	37,450	978,568
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	10,636	11,858,183
DCP Midstream L.P., Series B, 7.88% Floating Rate Pfd., (3 mo. USD LIBOR + 4.92%)(e)	200,900	4,867,807
DCP Midstream, L.P., Series C, 7.95% Floating Rate Pfd., (3 mo. USD LIBOR + 4.88%)(e)	78,100	1,936,099
Digital Realty Trust, Inc., Series J, 5.25% Pfd.	136,500	3,203,655
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	333,877	8,480,476
Digital Realty Trust, Inc., Series I, 6.35% Pfd	165,900	4,311,741
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	979

	Shares	Value
United States-(continued)

National Retail Properties, Inc., Series F, 5.20% Pfd.	117,108	$ 2,658,352
National Retail Properties, Inc., Series E, 5.70% Pfd.	65,900	1,617,845
NuStar Logistics L.P., 9.07% Variable Rate Pfd., (3 mo. USD LIBOR + 6.73%)(e)	199,400	4,947,114
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	173,470	4,432,158
Pebblebrook Hotel Trust, 6.38% Pfd.	179,361	4,634,688
Pebblebrook Hotel Trust, Series F, 6.30% Pfd.	58,006	1,439,129
Public Storage, Series U, 5.63% Pfd.	89,470	2,270,749
Public Storage, Series Z, 6.00% Pfd.	106,340	2,725,494
Public Storage, Series D, 4.95% Pfd.	231,300	5,412,420
Public Storage, Series F, 5.15% Pfd.	13,700	328,115
Public Storage, Series Y, 6.38% Pfd.	397,914	10,079,162
QTS Realty Trust Inc., Series A, 7.13% Pfd.	181,573	4,630,111
Sempra Energy, Series A, $6.00 Conv. Pfd.	78,304	8,121,691
Summit Hotel Properties Inc., Series E, 6.25% Pfd.	252,049	5,620,693
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.	139,400	3,715,010
Targa Resources Partners L.P., Series A, 9.00% Floating Rate Pfd., (1 mo. USD LIBOR + 7.71%)(e)	284,600	7,689,892
Taubman Centers, Inc., Series J, 6.50% Pfd.	83,310	2,116,074
Vornado Realty Trust, Series L, 5.40% Pfd.	97,600	2,350,208
Total Preferred Stocks (Cost $140,203,196)		138,032,174

	Principal Amount

U.S. Dollar Denominated Bonds & Notes-2.42%

United States-2.42%
Alexandria Real Estate Equities, Inc.,
Sr. Unsec. Gtd. Notes, 4.60%, 04/01/2022	$5,000,000	5,163,826
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13% (f)	1,958,000	1,990,630
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	130,600	6,433,356
EnLink Midstream Partners L.P., Series C, Jr. Unsec. Sub. Variable Rate Notes, 6.00% (3 mo. USD LIBOR + 4.11%) (e)(f)	1,825,000	1,491,938
Equinix, Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	4,975,000	5,127,359
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 11/15/2023	2,500,000	2,475,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $22,400,662)		22,682,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Real Estate Income Fund

	Shares	Value
Money Market Funds-1.92%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(g)	6,287,374	$ 6,287,374
Invesco Liquid Assets Portfolio, Institutional Class, 2.51%(g)	4,490,172	4,491,519
Invesco Treasury Portfolio, Institutional Class, 2.29%(g)	7,185,570	7,185,570
Total Money Market Funds (Cost $17,964,248)		17,964,463
TOTAL INVESTMENTS IN SECURITIES-99.75% (Cost $884,734,514)		934,025,752
OTHER ASSETS LESS LIABILITIES-0.25%		2,370,606
NET ASSETS-100.00%		$ 936,396,358

Investment Abbreviations:

Conv.	- Convertible
Ctfs.	- Certificates
Gtd.	- Guaranteed
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
REIT	- Real Estate Investment Trust
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $169,392,727, which represented 18.09% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2019.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Portfolio Composition

By country, based on Net Assets

as of February 28, 2019

United States	66.27%
Japan	6.99
Hong Kong	5.70
Germany	3.34
United Kingdom	3.21
Australia	3.16
France	2.76
Other Countries, Each Less than 2%	6.40
Money Market Funds Plus Other Assets Less Liabilities	2.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $866,770,266)	$916,061,289
Investments in affiliated money market funds, at value (Cost $17,964,248)	17,964,463
Foreign currencies, at value (Cost $1,067,702)	1,064,966
Receivable for:
Investments sold	119,253
Fund shares sold	554,257
Dividends	1,237,514
Interest	718,802
Investment for trustee deferred compensation and retirement plans	136,466
Other assets	45,291
Total assets	937,902,301

Liabilities:

Payable for:
Investments purchased	14,875
Fund shares reacquired	690,769
Accrued fees to affiliates	448,665
Accrued trustees’ and officers’ fees and benefits	4,855
Accrued other operating expenses	195,599
Trustee deferred compensation and retirement plans	151,180
Total liabilities	1,505,943
Net assets applicable to shares outstanding	$936,396,358

Net assets consist of:

Shares of beneficial interest	$898,820,909
Distributable earnings	37,575,449
$936,396,358

Net Assets:

Class A	$172,122,169

Class C	$38,994,264

Class Y	$591,637,843

Class R5	$4,094,411

Class R6	$129,547,671

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	18,864,397

Class C	4,282,167

Class Y	65,041,434

Class R5	448,885

Class R6	14,202,878

Class A:
Net asset value per share	$9.12

Maximum offering price per share (Net asset value of $9.12 ÷ 94.50%)	$9.65

Class C:
Net asset value and offering price per share	$9.11

Class Y:
Net asset value and offering price per share	$9.10

Class R5:
Net asset value and offering price per share	$9.12

Class R6:
Net asset value and offering price per share	$9.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Real Estate Income Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Interest	$5,665,052

Dividends (net of foreign withholding taxes of $327,374)	15,463,217

Dividends from affiliated money market funds	259,360

Total investment income	21,387,629

Expenses:

Advisory fees	3,625,764

Administrative services fees	105,222

Custodian fees	15,144

Distribution fees:
Class A	211,257

Class C	224,695

Transfer agent fees – A, C and Y	1,008,514

Transfer agent fees – R5	2,238

Transfer agent fees – R6	4,686

Trustees’ and officers’ fees and benefits	16,688

Registration and filing fees	45,310

Reports to shareholders	97,871

Professional services fees	45,248

Other	24,539

Total expenses	5,427,176

Less: Fees waived and expense offset arrangement(s)	(15,792)

Net expenses	5,411,384

Net investment income	15,976,245

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:

Investment securities	(4,141,282)

Foreign currencies	25,661

(4,115,621)

Change in net unrealized appreciation (depreciation) of:
Investment securities	7,684,976

Foreign currencies	8,925

7,693,901

Net realized and unrealized gain	3,578,280

Net increase in net assets resulting from operations	$19,554,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:
Net investment income	$15,976,245	$37,937,684

Net realized gain (loss)	(4,115,621)	733,222

Change in net unrealized appreciation (depreciation)	7,693,901	(2,184,147)

Net increase in net assets resulting from operations	19,554,525	36,486,759

Distributions to shareholders from distributable earnings(1):
Class A	(3,168,257)	(8,484,298)

Class B	–	(6,683)

Class C	(690,023)	(1,934,737)

Class Y	(12,645,457)	(25,515,547)

Class R5	(97,576)	(290,676)

Class R6	(2,688,066)	(6,295,516)

Total distributions to shareholders from distributable earnings	(19,289,379)	(42,527,457)

Share transactions-net:
Class A	(16,033,695)	(53,138,358)

Class B	–	(474,886)

Class C	(12,612,139)	(17,862,650)

Class Y	(79,974,331)	218,321,594

Class R5	(1,573,804)	(1,734,899)

Class R6	(6,219,551)	(14,277,066)

Net increase (decrease) in net assets resulting from share transactions	(116,413,520)	130,833,735

Net increase (decrease) in net assets	(116,148,374)	124,793,037

Net assets:
Beginning of period	1,052,544,732	927,751,695

End of period	$936,396,358	$1,052,544,732

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Income Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

12                         Invesco Global Real Estate Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major

13                         Invesco Global Real Estate Income Fund

currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the ”expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019.

14                         Invesco Global Real Estate Income Fund

During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $14,894.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $4,172 in front-end sales commissions from the sale of Class A shares and $2,124 and $1,376 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15                         Invesco Global Real Estate Income Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$29,607,031	$–	$–	$29,607,031
Canada	17,245,721	–	–	17,245,721
China	–	1,108,554	–	1,108,554
France	19,076,401	6,722,138	–	25,798,539
Germany	22,371,030	8,927,605	–	31,298,635
Hong Kong	27,726,217	25,599,182	–	53,325,399
Ireland	1,463,788	–	–	1,463,788
Japan	49,489,543	15,981,380	–	65,470,923
Netherlands	4,721,567	–	–	4,721,567
Singapore	11,555,914	3,466,472	–	15,022,386
Spain	2,645,258	4,692,490	–	7,337,748
Sweden	2,224,365	3,029,421	–	5,253,786
Switzerland	7,821,942	–	–	7,821,942
United Kingdom	30,018,779	–	–	30,018,779
United States	434,651,499	185,914,992	–	620,566,491
Money Market Funds	17,964,463	–	–	17,964,463
Total Investments	$678,583,518	$255,442,234	$–	$934,025,752

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $898.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of August 31, 2018, as follows:

16                         Invesco Global Real Estate Income Fund

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,129,141	$2,695,372	$3,824,513

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $199,598,835 and $300,602,650, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$66,103,514

Aggregate unrealized (depreciation) of investments	(27,438,155)

Net unrealized appreciation of investments	$38,665,359

Cost of investments for tax purposes is $895,360,393.

NOTE 9–Share Information

		Summary of Share Activity

	Six months ended		Year ended
	February 28, 2019(a)		August 31, 2018
	Shares	Amount	Shares	Amount

Sold:

Class A	1,290,676	$11,443,541	2,352,683	$21,075,015

Class B(b)	–	–	51	462

Class C	168,150	1,472,387	252,180	2,271,886

Class Y	8,962,977	78,508,542	44,027,948	395,465,821

Class R5	28,857	256,505	109,764	989,529

Class R6	228,955	2,002,364	1,078,932	9,693,490

Issued as reinvestment of dividends:

Class A	291,723	2,580,363	781,229	7,037,420

Class B(b)	–	–	617	5,613

Class C	58,082	512,962	163,554	1,473,882

Class Y	638,947	5,624,161	1,822,584	16,371,139

Class R5	9,945	88,000	27,660	248,859

Class R6	303,723	2,680,076	698,413	6,279,825

Conversion of Class B shares to Class A shares:(c)

Class A	–	–	33,725	309,934

Class B	–	–	(33,848)	(309,934)

Reacquired:

Class A	(3,425,293)	(30,057,599)	(9,062,612)	(81,560,727)

Class B(b)	–	–	(18,872)	(171,027)

Class C	(1,654,445)	(14,597,488)	(2,406,386)	(21,608,418)

Class Y	(18,356,418)	(164,107,034)	(21,612,083)	(193,515,366)

Class R5	(220,748)	(1,918,309)	(330,249)	(2,973,287)

Class R6	(1,248,590)	(10,901,991)	(3,379,609)	(30,250,381)

Net increase (decrease) in share activity	(12,923,459)	$(116,413,520)	14,505,681	$130,833,735

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 8% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

17                         Invesco Global Real Estate Income Fund

NOTE 10–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$9.11	$0.13	$0.04	$0.17	$(0.16)	$–	$(0.16)	$9.12	1.95%	$172,122	1.30	%(d)	1.30	%(d)	3.05	%(d)	21%
Year ended 08/31/18	9.18	0.30	(0.02)	0.28	(0.35)	–	(0.35)	9.11	3.11	188,658	1.24		1.24		3.33		59
Year ended 08/31/17	9.30	0.26	(0.02)	0.24	(0.36)	–	(0.36)	9.18	2.76	244,129	1.25		1.25		2.88		43
Year ended 08/31/16	8.81	0.30	0.67	0.97	(0.28)	(0.20)	(0.48)	9.30	11.54	385,887	1.24		1.24		3.37		60
Year ended 08/31/15	9.48	0.29	(0.57)	(0.28)	(0.38)	(0.01)	(0.39)	8.81	(3.08)	499,799	1.22		1.22		3.12		60
Year ended 08/31/14	8.52	0.29	1.19	1.48	(0.42)	(0.10)	(0.52)	9.48	18.13	609,824	1.27		1.27		3.26		61
Class C
Six months ended 02/28/19	9.09	0.10	0.05	0.15	(0.13)	–	(0.13)	9.11	1.68	38,994	2.05	(d)	2.05	(d)	2.30	(d)	21
Year ended 08/31/18	9.16	0.23	(0.02)	0.21	(0.28)	–	(0.28)	9.09	2.34	51,925	1.99		1.99		2.58		59
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	–	(0.29)	9.16	1.99	70,537	2.00		2.00		2.13		43
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	95,245	1.99		1.99		2.62		60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	103,988	1.97		1.97		2.37		60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46	17.14	118,319	2.02		2.02		2.51		61
Class Y
Six months ended 02/28/19	9.08	0.14	0.05	0.19	(0.17)	–	(0.17)	9.10	2.19	591,638	1.05	(d)	1.05	(d)	3.30	(d)	21
Year ended 08/31/18	9.15	0.32	(0.02)	0.30	(0.37)	–	(0.37)	9.08	3.37	670,338	0.99		0.99		3.58		59
Year ended 08/31/17	9.28	0.28	(0.03)	0.25	(0.38)	–	(0.38)	9.15	2.91	453,479	1.00		1.00		3.13		43
Year ended 08/31/16	8.79	0.32	0.67	0.99	(0.30)	(0.20)	(0.50)	9.28	11.84	396,910	0.99		0.99		3.62		60
Year ended 08/31/15	9.45	0.31	(0.55)	(0.24)	(0.41)	(0.01)	(0.42)	8.79	(2.75)	398,283	0.97		0.97		3.37		60
Year ended 08/31/14	8.50	0.32	1.17	1.49	(0.44)	(0.10)	(0.54)	9.45	18.33	428,854	1.02		1.02		3.51		61
Class R5
Six months ended 02/28/19	9.11	0.15	0.04	0.19	(0.18)	–	(0.18)	9.12	2.15	4,094	0.91	(d)	0.91	(d)	3.44	(d)	21
Year ended 08/31/18	9.18	0.33	(0.02)	0.31	(0.38)	–	(0.38)	9.11	3.46	5,745	0.92		0.92		3.65		59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.39)	–	(0.39)	9.18	3.10	7,557	0.93		0.93		3.20		43
Year ended 08/31/16	8.81	0.33	0.67	1.00	(0.31)	(0.20)	(0.51)	9.30	11.91	12,898	0.90		0.90		3.71		60
Year ended 08/31/15	9.47	0.32	(0.56)	(0.24)	(0.41)	(0.01)	(0.42)	8.81	(2.68)	14,204	0.91		0.91		3.43		60
Year ended 08/31/14	8.52	0.32	1.18	1.50	(0.45)	(0.10)	(0.55)	9.47	18.40	24,749	0.91		0.91		3.62		61
Class R6
Six months ended 02/28/19	9.11	0.15	0.04	0.19	(0.18)	–	(0.18)	9.12	2.19	129,548	0.82	(d)	0.82	(d)	3.53	(d)	21
Year ended 08/31/18	9.17	0.34	(0.02)	0.32	(0.38)	–	(0.38)	9.11	3.66	135,878	0.82		0.82		3.75		59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.40)	–	(0.40)	9.17	3.09	151,573	0.84		0.84		3.29		43
Year ended 08/31/16	8.81	0.34	0.67	1.01	(0.32)	(0.20)	(0.52)	9.30	12.00	155,908	0.82		0.82		3.79		60
Year ended 08/31/15	9.48	0.33	(0.57)	(0.24)	(0.42)	(0.01)	(0.43)	8.81	(2.70)	1,449	0.84		0.84		3.50		60
Year ended 08/31/14	8.52	0.34	1.18	1.52	(0.46)	(0.10)	(0.56)	9.48	18.62	1,420	0.87		0.87		3.66		61

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $170,406, $45,311, $641,981, $4,525 and $129,095 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

18                         Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/18)	(02/28/19)[1]	Period [2]	(02/28/19)	Period [2]	Ratio
Class A	$1,000.00	$1,019.50	$6.51	$1,018.35	$6.51	1.30%
Class C	1,000.00	1,016.80	10.25	1,014.63	10.24	2.05
Class Y	1,000.00	1,021.90	5.26	1,019.59	5.26	1.05
Class R5	1,000.00	1,021.50	4.56	1,020.28	4.56	0.91
Class R6	1,000.00	1,021.90	4.11	1,020.73	4.11	0.82

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19                         Invesco Global Real Estate Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

◾ Quarterly statements

◾ Daily confirmations

◾ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-SAR-1 04222019 0801

Semiannual Report to Shareholders	February 28, 2019

Invesco Growth and Income Fund
Nasdaq:
A: ACGIX ∎ C: ACGKX ∎ R: ACGLX ∎ Y: ACGMX ∎ R5: ACGQX ∎ R6: GIFFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
9	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
20	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.90%

Class C Shares	-5.27

Class R Shares	-5.06

Class Y Shares	-4.81

Class R5 Shares	-4.77

Class R6 Shares	-4.75

S&P 500 Index▼ (Broad Market Index)	-3.04

Russell 1000 Value Index∎ (Style-Specific Index)	-1.62

Lipper Large-Cap Value Funds Index♦ (Peer Group Index)	-2.41

Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ♦Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                       Invesco Growth and Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.36%
10 Years	13.42
5 Years	5.92
1 Year	-8.33

Class C Shares*
Inception (8/2/93)	9.24%
10 Years	13.22
5 Years	6.34
1 Year	-4.56

Class R Shares
Inception (10/1/02)	8.62%
10 Years	13.77
5 Years	6.85
1 Year	-3.29

Class Y Shares
Inception (10/19/04)	8.09%
10 Years	14.34
5 Years	7.39
1 Year	-2.78

Class R5 Shares
10 Years	14.42%
5 Years	7.49
1 Year	-2.70

Class R6 Shares
10 Years	14.37%
5 Years	7.58
1 Year	-2.61
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.20%
10 Years	9.64
5 Years	3.61
1 Year	-18.22

Class C Shares
Inception (8/2/93)	8.29%
10 Years	9.44
5 Years	4.01
1 Year	-14.86

Class R Shares
Inception (10/1/02)	7.91%
10 Years	9.98
5 Years	4.52
1 Year	-13.71

Class Y Shares
Inception (10/19/04)	7.27%
10 Years	10.53
5 Years	5.05
1 Year	-13.24

Class R5 Shares
10 Years	10.60%
5 Years	5.14
1 Year	-13.20

Class R6 Shares
10 Years	10.55%
5 Years	5.23
1 Year	-13.12

shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.80%, 1.53%, 1.05%,

0.55%, 0.48% and 0.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco Growth and Income Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the
Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Growth and Income Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests-95.75%

Aerospace & Defense-1.86%

General Dynamics Corp.	790,579	$134,572,357

Apparel, Accessories & Luxury Goods-0.99%

Capri Holdings Ltd. (b)	1,576,302	71,879,371

Asset Management & Custody Banks-1.52%

Northern Trust Corp.	195,040	18,177,728

State Street Corp.	1,274,386	91,590,122

		109,767,850

Automobile Manufacturers-2.59%

General Motors Co.	4,752,122	187,613,777

Biotechnology-0.90%

Celgene Corp. (b)	786,744	65,394,161

Broadcasting-0.73%

CBS Corp., Class B	1,047,330	52,586,439

Building Products-1.68%

Johnson Controls International PLC	3,456,921	121,925,604

Cable & Satellite-2.93%
Charter Communications, Inc., Class A(b)	392,850	135,497,893

Comcast Corp., Class A	1,977,889	76,484,968

		211,982,861

Communications Equipment-2.60%
Cisco Systems, Inc.	3,272,014	169,392,165

Juniper Networks, Inc.	691,982	18,738,872

		188,131,037

Diversified Banks-13.45%

Bank of America Corp.	10,056,786	292,451,337

Citigroup Inc.	5,281,054	337,881,835

JPMorgan Chase & Co.	1,927,793	201,184,478

Wells Fargo & Co.	2,863,415	142,855,774

		974,373,424

Diversified Chemicals-1.20%

DowDuPont, Inc.	1,627,318	86,622,137

Electric Utilities-1.09%

Duke Energy Corp.	461,203	41,351,461

FirstEnergy Corp.	930,687	37,925,495

		79,276,956

Fertilizers & Agricultural Chemicals-1.67%

Mosaic Co. (The)	2,159,818	67,537,509

Nutrien Ltd. (Canada)	985,684	53,660,637

		121,198,146

	Shares	Value

Food Distributors-1.26%

US Foods Holding Corp. (b)	2,597,099	$91,521,769

Health Care Distributors-1.33%

McKesson Corp.	755,433	96,060,860

Health Care Equipment-2.43%

Medtronic PLC	818,022	74,030,991

Zimmer Biomet Holdings, Inc.	823,102	102,163,420

		176,194,411

Health Care Services-1.51%

CVS Health Corp.	1,890,731	109,340,974

Home Improvement Retail-1.00%

Kingfisher PLC (United Kingdom)	22,471,691	72,158,679

Hotels, Resorts & Cruise Lines-2.19%

Carnival Corp.	2,741,728	158,362,209

Industrial Machinery-1.34%

Ingersoll-Rand PLC	916,035	96,696,655

Insurance Brokers-1.94%

Aon PLC	182,890	31,371,122

Willis Towers Watson PLC	634,612	109,165,956

		140,537,078

Integrated Oil & Gas-5.82%

BP PLC (United Kingdom)	17,337,303	122,887,022

Occidental Petroleum Corp.	2,127,431	140,729,561

Royal Dutch Shell PLC, Class A (United Kingdom)	5,066,305	157,879,161

		421,495,744

Internet & Direct Marketing Retail-1.23%

eBay, Inc. (b)	2,400,092	89,163,418

Investment Banking & Brokerage-3.77%

Goldman Sachs Group, Inc. (The)	539,655	106,150,139

Morgan Stanley	3,968,640	166,603,507

		272,753,646

IT Consulting & Other Services-1.27%

Cognizant Technology Solutions Corp., Class A	1,295,024	91,920,803

Managed Health Care-1.13%

Anthem, Inc.	273,192	82,157,030

Multi-line Insurance-2.50%

American International Group, Inc.	4,192,699	181,124,597

Oil & Gas Equipment & Services-1.95%

Schlumberger Ltd.	1,210,527	53,335,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Growth and Income Fund

	Shares	Value

Oil & Gas Equipment & Services-(continued)

TechnipFMC PLC (United Kingdom)	3,951,378	$88,076,215

		141,412,035

Oil & Gas Exploration & Production-5.15%

Anadarko Petroleum Corp.	1,883,707	81,941,255

Canadian Natural Resources Ltd. (Canada)	2,811,298	79,855,860

Devon Energy Corp.	4,131,879	121,931,749

Marathon Oil Corp.	5,352,801	88,856,497

		372,585,361

Other Diversified Financial Services-1.64%

AXA Equitable Holdings, Inc.	2,383,501	45,572,539

Voya Financial, Inc.	1,447,538	73,201,997

		118,774,536

Packaged Foods & Meats-2.15%

Mondelez International, Inc., Class A	3,305,211	155,873,751

Pharmaceuticals-8.40%

Bristol-Myers Squibb Co.	1,664,046	85,964,616

Johnson & Johnson	1,617,295	220,987,189

Merck & Co., Inc.	1,055,291	85,784,605

Novartis AG (Switzerland)	1,494,451	136,320,644

Sanofi (France)	945,111	79,013,671

		608,070,725

Railroads-1.25%

CSX Corp.	1,248,574	90,733,873

Regional Banks-4.44%

Citizens Financial Group, Inc.	4,295,536	158,677,100

Fifth Third Bancorp	1,589,825	43,847,373

	Shares	Value

Regional Banks-(continued)

First Horizon National Corp.	2,856,489	$44,646,923

PNC Financial Services Group, Inc. (The)	589,594	74,300,636

		321,472,032

Semiconductors-3.10%

Intel Corp.	3,167,630	167,757,685

QUALCOMM, Inc.	1,060,053	56,596,229

		224,353,914

Systems Software-2.25%

Oracle Corp.	3,131,238	163,231,437

Technology Hardware, Storage & Peripherals-1.09%

Apple Inc.	453,939	78,599,538

Tobacco-2.40%

Philip Morris International Inc.	1,999,164	173,807,318

Total Common Stocks & Other Equity Interests (Cost $5,353,126,461)		6,933,726,513

Money Market Funds-3.53%

Invesco Government & Agency Portfolio-Institutional Class, 2.30%(c)	89,521,017	89,521,017

Invesco Liquid Assets Portfolio-Institutional Class, 2.51%(c)	63,936,727	63,955,908

Invesco Treasury Portfolio-Institutional Class, 2.29%(c)	102,309,733	102,309,733

Total Money Market Funds (Cost $255,779,115)		255,786,658

TOTAL INVESTMENTS IN SECURITIES-99.28% (Cost $5,608,905,576)		7,189,513,171

OTHER ASSETS LESS LIABILITIES-0.72%		52,249,332

NET ASSETS-100.00%		$7,241,762,503

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Growth and Income Fund

Portfolio Composition

By sector, based on Net Assets

as of February 28, 2019

Financials	29.26%

Health Care	15.70

Energy	12.92

Information Technology	10.31

Consumer Discretionary	8.00

Industrials	6.13

Consumer Staples	5.81

Communication Services	3.66

Materials	2.87

Utilities	1.09

Money Market Funds, Plus Other Assets Less Liabilities	4.25

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

03/01/2019	Bank of New York Mellon (The)	CHF	47,983,072	USD	48,531,183	$454,361

03/01/2019	Bank of New York Mellon (The)	EUR	25,971,651	USD	29,761,434	219,996

03/01/2019	Bank of New York Mellon (The)	USD	51,001,043	CHF	50,980,796	79,359

03/01/2019	Bank of New York Mellon (The)	USD	29,253,569	EUR	25,749,114	34,745

03/01/2019	Bank of New York Mellon (The)	USD	131,135,601	GBP	100,276,892	1,866,620

03/01/2019	State Street Bank & Trust Co.	CHF	47,983,099	USD	48,547,709	470,860

03/01/2019	State Street Bank & Trust Co.	EUR	25,971,649	USD	29,773,249	231,813

03/01/2019	State Street Bank & Trust Co.	USD	44,989,694	CHF	44,985,375	83,574

03/01/2019	State Street Bank & Trust Co.	USD	29,758,909	EUR	26,194,186	35,652

03/01/2019	State Street Bank & Trust Co.	USD	116,070,615	GBP	88,736,289	1,624,731

03/29/2019	Bank of New York Mellon (The)	CAD	38,890,447	USD	29,586,634	13,049

03/29/2019	State Street Bank & Trust Co.	CAD	34,941,250	USD	26,577,174	6,690

Subtotal–Appreciation						5,121,450

Currency Risk

03/01/2019	Bank of New York Mellon (The)	CAD	36,803,394	USD	27,745,406	(221,761)

03/01/2019	Bank of New York Mellon (The)	GBP	94,506,588	USD	124,720,534	(628,248)

03/01/2019	Bank of New York Mellon (The)	USD	29,477,677	CAD	38,771,989	(14,560)

03/01/2019	State Street Bank & Trust Co.	CAD	36,803,416	USD	27,758,041	(209,142)

03/01/2019	State Street Bank & Trust Co.	GBP	94,506,592	USD	124,728,855	(619,931)

03/01/2019	State Street Bank & Trust Co.	USD	26,479,142	CAD	34,834,821	(7,908)

03/29/2019	Bank of New York Mellon (The)	CHF	50,919,531	USD	51,070,291	(69,654)

03/29/2019	Bank of New York Mellon (The)	EUR	25,715,748	USD	29,282,522	(29,534)

03/29/2019	Bank of New York Mellon (The)	GBP	100,171,970	USD	131,182,207	(1,852,607)

03/29/2019	State Street Bank & Trust Co.	CAD	5,425,821	USD	4,124,718	(1,257)

03/29/2019	State Street Bank & Trust Co.	CHF	50,919,832	USD	51,050,524	(89,722)

03/29/2019	State Street Bank & Trust Co.	EUR	25,724,281	USD	29,292,444	(29,338)

03/29/2019	State Street Bank & Trust Co.	GBP	100,173,917	USD	131,202,729	(1,834,670)

Subtotal–Depreciation						(5,608,332)

Total Forward Foreign Currency Contracts						$(486,882)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Growth and Income Fund

Abbreviations:

CAD –Canadian Dollar

CHF –Swiss Franc

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Growth and Income Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $5,353,126,461)	$6,933,726,513

Investments in affiliated money market funds, at value (Cost $255,779,115)	255,786,658

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	5,121,450

Foreign currencies, at value (Cost $785)	781

Receivable for:
Investments sold	44,397,988

Fund shares sold	4,028,811

Dividends	15,950,656

Investment for trustee deferred compensation and retirement plans	691,548

Other assets	89,280

Total assets	7,259,793,685

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	5,608,332

Payable for:
Fund shares reacquired	8,245,399

Accrued fees to affiliates	3,010,280

Accrued trustees’ and officers’ fees and benefits	17,124

Accrued other operating expenses	358,972

Trustee deferred compensation and retirement plans	791,075

Total liabilities	18,031,182

Net assets applicable to shares outstanding	$7,241,762,503

Net assets consist of:

Shares of beneficial interest	$5,552,980,721

Distributable earnings	1,688,781,782

$7,241,762,503

Net Assets:

Class A	$3,615,217,103

Class C	$87,984,848

Class R	$100,474,814

Class Y	$1,091,651,373

Class R5	$822,749,871

Class R6	$1,523,684,494

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	156,467,901

Class C	3,861,777

Class R	4,344,973

Class Y	47,198,038

Class R5	35,531,526

Class R6	65,784,872

Class A:
Net asset value per share	$23.11

Maximum offering price per share (Net asset value of $23.11 ÷ 94.50%)	$24.46

Class C:
Net asset value and offering price per share	$22.78

Class R:
Net asset value and offering price per share	$23.12

Class Y:
Net asset value and offering price per share	$23.13

Class R5:
Net asset value and offering price per share	$23.16

Class R6:
Net asset value and offering price per share	$23.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Growth and Income Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $1,509,749)	$92,445,232

Dividends from affiliated money market funds	2,012,052

Total investment income	94,457,284

Expenses:

Advisory fees	13,026,551

Administrative services fees	399,533

Custodian fees	19,310

Distribution fees:
Class A	4,450,398

Class C	952,925

Class R	255,583

Transfer agent fees – A, C, R and Y	4,464,764

Transfer agent fees – R5	418,596

Transfer agent fees – R6	30,170

Trustees’ and officers’ fees and benefits	66,053

Registration and filing fees	94,714

Reports to shareholders	182,328

Professional services fees	59,172

Other	51,694

Total expenses	24,471,791

Less: Fees waived and expense offset arrangement(s)	(113,035)

Net expenses	24,358,756

Net investment income	70,098,528

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:

Investment securities	274,142,278

Foreign currencies	(877,438)

Forward foreign currency contracts	2,499,287

275,764,127

Change in net unrealized appreciation (depreciation) of:
Investment securities	(757,148,455)

Foreign currencies	(61,305)

Forward foreign currency contracts	3,221,354

(753,988,406)

Net realized and unrealized gain (loss)	(478,224,279)

Net increase (decrease) in net assets resulting from operations	$(408,125,751)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:
Net investment income	$70,098,528	$130,010,029

Net realized gain	275,764,127	727,729,175

Change in net unrealized appreciation (depreciation)	(753,988,406)	77,446,989

Net increase (decrease) in net assets resulting from operations	(408,125,751)	935,186,193

Distributions to shareholders from distributable earnings(1):
Class A	(392,491,374)	(432,363,532)

Class B	–	(1,466,175)

Class C	(23,459,884)	(26,078,358)

Class R	(11,081,450)	(12,771,763)

Class Y	(127,630,317)	(133,315,379)

Class R5	(92,431,115)	(92,772,524)

Class R6	(169,374,661)	(180,655,314)

Total distributions to shareholders from distributable earnings	(816,468,801)	(879,423,045)

Share transactions–net:
Class A	250,446,251	(44,106,092)

Class B	–	(18,639,866)

Class C	(114,067,827)	(10,800,593)

Class R	2,044,448	(5,141,530)

Class Y	18,696,937	106,745,901

Class R5	28,310,926	126,551,900

Class R6	102,440,907	14,120,000

Net increase in net assets resulting from share transactions	287,871,642	168,729,720

Net increase (decrease) in net assets	(936,722,910)	224,492,868

Net assets:
Beginning of period	8,178,485,413	7,953,992,545

End of period	$7,241,762,503	$8,178,485,413

(1)

For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions from net investment income were $74,100,240, $177,081, $2,842,803, $1,924,086, $25,569,891, $18,771,654 and $37,369,692 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively, and distributions from net realized gains were $358,263,292, $1,289,094, $23,235,555, $10,847,677, $107,745,488, $74,000,870 and $143,285,622 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Growth And Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is total return through growth of capital and current income.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

    Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

    Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

12                         Invesco Growth and Income Fund

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

    The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

    The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

13                         Invesco Growth and Income Fund

    The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

    The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

    A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

    For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.36%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

    Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the six months ended February 28, 2019, the Adviser waived advisory fees of $103,879.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the six months ended February 28, 2019, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Trust has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Trust and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Trust, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A

14                         Invesco Growth and Income Fund

average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $160,389 in front-end sales commissions from the sale of Class A shares and $3,783 and $1,830 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended February 28, 2019, the Fund incurred $25,745 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$6,933,726,513	$–	$–	$6,933,726,513

Money Market Funds	255,786,658	–	–	255,786,658

Total Investments in Securities	7,189,513,171	–	–	7,189,513,171

Other Investments - Assets*

Forward Foreign Currency Contracts	–	5,121,450	–	5,121,450

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(5,608,332)	–	(5,608,332)

Total Other Investments	–	(486,882)	–	(486,882)

Total Investments	$7,189,513,171	$(486,882)	$–	$7,189,026,289

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

15                         Invesco Growth and Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$5,121,450

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$5,121,450

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(5,608,332)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(5,608,332)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives			Net Amount
Counterparty				Non-Cash	Cash

Bank of New York Mellon (The)	$2,668,130	$(2,816,364)	$(148,234)	$-	$-	$(148,234)

State Street Bank & Trust Co.	2,453,320	(2,791,968)	(338,648)	-	-	(338,648)

Total	$5,121,450	$(5,608,332)	$(486,882)	$-	$-	$(486,882)

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations

Currency Risk

Realized Gain:

Forward foreign currency contracts	$2,499,287

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	3,221,354

Total	$5,720,641

The table below summarizes the average notional value of forward foreign currency contracts held during the period.

Forward Foreign Currency Contracts

Average notional value	$812,775,105

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,156.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former

16                         Invesco Growth and Income Fund

Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $839,759,951 and $1,348,326,466, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$1,824,026,569

Aggregate unrealized (depreciation) of investments	(284,476,361)

Net unrealized appreciation of investments	$1,539,550,208

Cost of investments for tax purposes is $5,649,476,081.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Class A	11,832,316	$272,938,845	12,142,515	$333,985,416

Class B(b)	–	–	1,748	49,140

Class C	430,367	9,795,218	837,159	22,842,780

Class R	289,626	6,851,693	560,415	15,432,322

Class Y	3,674,205	87,939,997	9,734,057	267,911,219

Class R5	2,943,815	69,408,253	8,217,159	225,342,220

Class R6	6,517,096	157,821,480	13,411,692	370,076,030

Issued as reinvestment of dividends:
Class A	17,140,916	369,199,984	15,302,905	408,842,647

Class B(b)	–	–	53,025	1,404,068

Class C	1,023,683	21,688,382	918,205	24,246,579

Class R	513,967	11,074,532	476,435	12,741,923

Class Y	5,283,765	113,984,448	4,446,429	118,848,666

Class R5	4,277,032	92,426,332	3,460,373	92,593,352

Class R6	7,715,259	166,762,540	6,643,791	177,799,605

17                         Invesco Growth and Income Fund

		Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount

Conversion of Class B shares to Class A shares:(c)

Class A	–	–	430,282	12,508,305

Class B	–	–	(435,199)	(12,508,305)

Reacquired:

Class A	(16,291,466)	(391,692,578)	(29,000,432)	(799,442,460)

Class B(b)	–	–	(270,122)	(7,584,769)

Class C	(6,563,338)	(145,551,427)	(2,133,616)	(57,889,952)

Class R	(650,257)	(15,881,777)	(1,211,242)	(33,315,775)

Class Y	(7,750,970)	(183,227,508)	(10,174,298)	(280,013,984)

Class R5	(5,513,530)	(133,523,659)	(6,965,081)	(191,383,672)

Class R6	(8,902,723)	(222,143,113)	(19,234,756)	(533,755,635)

Net increase in share activity	15,969,763	$ 287,871,642	7,211,444	$ 168,729,720

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$27.50	$0.00		$(1.56)	$(1.56)	$(0.23)	$(2.60)	$(2.83)	$23.11	(4.90)%	$3,615,217	0.81	%(d)	0.81	%(d)	1.76	%(d)	12%
Year ended 08/31/18	27.42	0.40		2.76	3.16	(0.52)	(2.56)	(3.08)	27.50	11.96	3,954,641	0.80		0.80		1.44		29
Year ended 08/31/17	25.12	0.53(e)		3.64	4.17	(0.42)	(1.45)	(1.87)	27.42	16.90	3,972,916	0.82		0.82		1.96(e)		16
Year ended 08/31/16	25.44	0.38		1.44	1.82	(0.42)	(1.72)	(2.14)	25.12	7.93	4,058,588	0.83		0.83		1.59		18
Year ended 08/31/15	29.30	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.44	(2.61)	4,450,596	0.84		0.84		1.29		23
Year ended 08/31/14	24.92	0.55	(e)	4.78	5.33	(0.33)	(0.62)	(0.95)	29.30	21.84	5,302,375	0.83		0.84		2.03	(e)	31
Class C
Six months ended 02/28/19	27.15	0.00		(1.64)	(1.64)	(0.13)	(2.60)	(2.73)	22.78	(5.27)	87,985	1.53	(d)	1.53	(d)	1.04	(d)	12
Year ended 08/31/18	27.09	0.19		2.74	2.93	(0.31)	(2.56)	(2.87)	27.15	11.17 (f)	243,564	1.53	(f)	1.53	(f)	0.71	(f)	29
Year ended 08/31/17	24.84	0.32	(e)	3.60	3.92	(0.22)	(1.45)	(1.67)	27.09	16.00	253,253	1.57		1.57		1.21	(e)	16
Year ended 08/31/16	25.17	0.20		1.43	1.63	(0.24)	(1.72)	(1.96)	24.84	7.14 (f)	290,579	1.55	(f)	1.55	(f)	0.87	(f)	18
Year ended 08/31/15	29.01	0.15		(1.08)	(0.93)	(0.33)	(2.58)	(2.91)	25.17	(3.33)	309,526	1.59		1.59		0.54		23
Year ended 08/31/14	24.68	0.34	(e)	4.73	5.07	(0.12)	(0.62)	(0.74)	29.01	20.94	334,902	1.58		1.59		1.28	(e)	31
Class R
Six months ended 02/28/19	27.52	0.00		(1.61)	(1.61)	(0.19)	(2.60)	(2.79)	23.12	(5.06)	100,475	1.06	(d)	1.06	(d)	1.51	(d)	12
Year ended 08/31/18	27.43	0.33		2.77	3.10	(0.45)	(2.56)	(3.01)	27.52	11.71	115,360	1.05		1.05		1.19		29
Year ended 08/31/17	25.14	0.46	(e)	3.64	4.10	(0.36)	(1.45)	(1.81)	27.43	16.55	119,766	1.07		1.07		1.71	(e)	16
Year ended 08/31/16	25.45	0.32		1.45	1.77	(0.36)	(1.72)	(2.08)	25.14	7.69	116,837	1.08		1.08		1.34		18
Year ended 08/31/15	29.31	0.29		(1.10)	(0.81)	(0.47)	(2.58)	(3.05)	25.45	(2.86)	139,084	1.09		1.09		1.04		23
Year ended 08/31/14	24.93	0.48	(e)	4.78	5.26	(0.26)	(0.62)	(0.88)	29.31	21.53	181,301	1.08		1.09		1.78	(e)	31
Class Y
Six months ended 02/28/19	27.53	0.00		(1.54)	(1.54)	(0.26)	(2.60)	(2.86)	23.13	(4.81)	1,091,651	0.56	(d)	0.56	(d)	2.01	(d)	12
Year ended 08/31/18	27.44	0.47		2.77	3.24	(0.59)	(2.56)	(3.15)	27.53	12.27	1,266,205	0.55		0.55		1.69		29
Year ended 08/31/17	25.15	0.59	(e)	3.64	4.23	(0.49)	(1.45)	(1.94)	27.44	17.13	1,152,199	0.57		0.57		2.21	(e)	16
Year ended 08/31/16	25.46	0.44		1.46	1.90	(0.49)	(1.72)	(2.21)	25.15	8.24	1,851,513	0.58		0.58		1.84		18
Year ended 08/31/15	29.33	0.42		(1.10)	(0.68)	(0.61)	(2.58)	(3.19)	25.46	(2.39)	1,886,928	0.59		0.59		1.54		23
Year ended 08/31/14	24.94	0.62	(e)	4.78	5.40	(0.39)	(0.62)	(1.01)	29.33	22.17	2,186,472	0.58		0.59		2.28	(e)	31
Class R5
Six months ended 02/28/19	27.56	0.00		(1.53)	(1.53)	(0.27)	(2.60)	(2.87)	23.16	(4.77)	822,750	0.48	(d)	0.48	(d)	2.09	(d)	12
Year ended 08/31/18	27.47	0.49		2.77	3.26	(0.61)	(2.56)	(3.17)	27.56	12.35	932,196	0.48		0.48		1.76		29
Year ended 08/31/17	25.17	0.61	(e)	3.65	4.26	(0.51)	(1.45)	(1.96)	27.47	17.26	799,681	0.49		0.49		2.29	(e)	16
Year ended 08/31/16	25.49	0.46		1.45	1.91	(0.51)	(1.72)	(2.23)	25.17	8.31	765,516	0.48		0.48		1.94		18
Year ended 08/31/15	29.36	0.45		(1.10)	(0.65)	(0.64)	(2.58)	(3.22)	25.49	(2.29)	738,797	0.48		0.48		1.65		23
Year ended 08/31/14	24.97	0.65	(e)	4.78	5.43	(0.42)	(0.62)	(1.04)	29.36	22.27	880,275	0.47		0.48		2.39	(e)	31

18                         Invesco Growth and Income Fund

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/ or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Six months ended 02/28/19	$27.57	$0.00		$(1.53)	$(1.53)	$(0.28)	$(2.60)	$(2.88)	$23.16	(4.75)%	$1,523,684	0.38	%(d)	0.38	%(d)	2.19	%(d)	12%
Year ended 08/31/18	27.48	0.51		2.77	3.28	(0.63)	(2.56)	(3.19)	27.57	12.46	1,666,520	0.38		0.38		1.86		29
Year ended 08/31/17	25.18	0.64	(e)	3.65	4.29	(0.54)	(1.45)	(1.99)	27.48	17.36	1,638,500	0.39		0.39		2.39	(e)	16
Year ended 08/31/16	25.49	0.49		1.46	1.95	(0.54)	(1.72)	(2.26)	25.18	8.46	680,404	0.38		0.38		2.04		18
Year ended 08/31/15	29.36	0.48		(1.10)	(0.62)	(0.67)	(2.58)	(3.25)	25.49	(2.19)	720,155	0.38		0.38		1.75		23
Year ended 08/31/14	24.97	0.68	(e)	4.78	5.46	(0.45)	(0.62)	(1.07)	29.36	22.38	647,350	0.38		0.39		2.48	(e)	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $3,592,698, $196,620, $103,080, $1,141,228, $843,666 and $1,520,997 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.40 and 1.47%, $0.19 and 0.72%, $0.33 and 1.22%, $0.46 and 1.72%, $0.48 and 1.80% and $0.51 and 1.90% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 1.24%, $0.13 and 0.49%, $0.27 and 0.99%, $0.41 and 1.49%, $0.44 and 1.60% and $0.47 and 1.69% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% for the years ended August 31, 2018 and 2016, respectively.

19                         Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$951.00	$3.92	$1,020.78	$4.06	0.81%
Class C	1,000.00	947.30	7.39	1,017.21	7.65	1.53
Class R	1,000.00	949.40	5.12	1,019.54	5.31	1.06
Class Y	1,000.00	951.90	2.71	1,022.02	2.81	0.56
Class R5	1,000.00	952.30	2.32	1,022.41	2.41	0.48
Class R6	1,000.00	952.50	1.84	1,022.91	1.91	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20                         Invesco Growth and Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                Invesco  Distributors, Inc.                                                                             VK-GRI-SAR-1             04222019      0802

Semiannual Report to Shareholders	February 28, 2019

Invesco Low Volatility Equity Yield Fund
Nasdaq:
A: SCAUX ∎ C: SCCUX ∎ R: SCRUX ∎ Y: SCAYX ∎ Investor: SCNUX ∎ R5: SCIUX ∎ R6: SLESX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
11	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.78%
Class C Shares	-8.20
Class R Shares	-7.94
Class Y Shares	-7.71
Investor Class Shares	-7.84
Class R5 Shares	-7.70
Class R6 Shares	-7.61
S&P 500 Index▼ (Broad Market Index)	- 3.04
Russell 1000 Index∎ (Style-Specific Index)	- 3.07
Lipper Equity Income Funds Index♦ (Peer Group Index)	- 1.53
Source(s): ▼FactSet Research Systems Inc.; ∎ RIMES Technologies Corp.; ♦Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	4.49%
10 Years	11.39
5 Years	3.60
1 Year	-4.46

Class C Shares*
Inception (3/31/06)	4.34%
10 Years	11.12
5 Years	3.99
1 Year	-0.71

Class R Shares
Inception (3/31/06)	4.69%
10 Years	11.73
5 Years	4.52
1 Year	0.78

Class Y Shares
Inception (10/3/08)	8.16%
10 Years	12.27
5 Years	5.04
1 Year	1.38

Investor Class Shares
Inception (4/25/08)	5.03%
10 Years	11.98
5 Years	4.76
1 Year	1.03

Class R5 Shares
Inception (3/31/06)	5.30%
10 Years	12.39
5 Years	5.22
1 Year	1.45

Class R6 Shares
10 Years	12.09%
5 Years	4.95
1 Year	1.57
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.76%
10 Years	8.02
5 Years	1.80
1 Year	-14.30

Class C Shares
Inception (3/31/06)	3.44%
10 Years	7.80
5 Years	2.19
1 Year	-10.83

Class R Shares
Inception (3/31/06)	3.97%
10 Years	8.36
5 Years	2.69
1 Year	-9.55

Class Y Shares
Inception (10/3/08)	7.28%
10 Years	8.91
5 Years	3.21
1 Year	-9.09

Investor Class Shares
Inception (4/25/08)	4.17%
10 Years	8.63
5 Years	2.95
1 Year	-9.33

Class R5 Shares
Inception (3/31/06)	4.58%
10 Years	9.01
5 Years	3.38
1 Year	-8.94

Class R6 Shares
10 Years	8.71%
5 Years	3.10
1 Year	-8.91

sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.21%, 1.96%, 1.46%, 0.96%, 1.21%, 0.79% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Low Volatility Equity Yield Fund

Letters to Shareholders
Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,

Bruce L. Crockett Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log in” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

4	Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-97.69%

Agricultural Products-0.58%

Archer-Daniels-Midland Co.	32,300	$1,372,750

Airlines-1.71%

United Continental Holdings, Inc. (b)	46,200	4,056,822

Alternative Carriers-0.44%

CenturyLink, Inc.	78,700	1,038,053

Apparel, Accessories & Luxury Goods-0.22%

Ralph Lauren Corp.	4,200	525,714

Application Software-1.56%

Citrix Systems, Inc. (b)	35,000	3,692,500

Asset Management & Custody Banks-0.26%

Waddell & Reed Financial, Inc., Class A	33,400	618,234

Auto Parts & Equipment-0.20%

Garrett Motion Inc. (Switzerland)(b)	28,300	473,742

Automobile Manufacturers-1.47%

General Motors Co.	88,300	3,486,084

Biotechnology-10.77%

AbbVie, Inc.	45,100	3,573,724
Alexion Pharmaceuticals, Inc. (b)	14,700	1,989,351
Amgen, Inc.	21,750	4,134,240
Biogen, Inc. (b)	13,100	4,296,931
Gilead Sciences, Inc.	60,000	3,901,200
Regeneron Pharmaceuticals, Inc. (b)	9,180	3,954,193
United Therapeutics Corp. (b)	29,400	3,712,926
		25,562,565

Broadcasting-1.13%

AMC Networks Inc., Class A(b)	30,900	2,030,439
TEGNA Inc.	49,800	655,866
		2,686,305

Building Products-0.18%

Resideo Technologies Inc. (b)	16,300	418,910

Coal & Consumable Fuels-1.36%

Peabody Energy Corp.	104,300	3,217,655

Commodity Chemicals-2.47%

Lyondell Chemical Co., Class A	30,900	2,642,568
Methanex Corp. (Canada)	57,000	3,214,800
		5,857,368

Construction Machinery & Heavy Trucks-1.67%

Allison Transmission Holdings, Inc.	79,600	3,956,120

	Shares	Value
Consumer Electronics-1.45%
Garmin Ltd.	40,900	$3,434,373

Consumer Finance-2.16%

Navient Corp.	228,400	2,791,048
Santander Consumer USA Holdings, Inc.	114,200	2,345,668
		5,136,716

Data Processing & Outsourced Services-1.56%

Automatic Data Processing, Inc.	24,150	3,695,675

Department Stores-3.05%

Kohl’s Corp.	59,800	4,038,294
Macy’s, Inc.	128,900	3,195,431
		7,233,725

Diversified Banks-3.91%

Bank of Montreal (Canada)	16,200	1,262,628
Canadian Imperial Bank of Commerce (Canada)	47,200	4,004,448
Toronto-Dominion Bank (The) (Canada)	70,000	4,016,600
		9,283,676

Drug Retail-1.27%

Walgreens Boots Alliance, Inc.	42,300	3,011,337

Electric Utilities-6.59%

Entergy Corp.	51,000	4,759,830
Exelon Corp.	93,300	4,533,447
FirstEnergy Corp.	111,700	4,551,775
Hawaiian Electric Industries Inc.	8,300	317,724
OGE Energy Corp.	7,900	335,908
Southern Co. (The)	23,200	1,152,808
		15,651,492

Electronic Equipment & Instruments-0.57%

Zebra Technologies Corp., Class A(b)	6,750	1,353,443

Fertilizers & Agricultural Chemicals-1.64%

CF Industries Holdings, Inc.	92,000	3,882,400

Footwear-1.98%

Deckers Outdoor Corp. (b)	31,800	4,704,810

Forest Products-0.11%

Norbord Inc. (Canada)	10,500	271,425

Gas Utilities-0.46%

UGI Corp.	20,100	1,103,490

Health Care Facilities-3.73%

Encompass Health Corp.	50,000	3,157,000
HCA Healthcare, Inc.	29,500	4,101,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Low Volatility Equity Yield Fund

	Shares	Value
Health Care Facilities-(continued)

Tenet Healthcare Corp. (b)	55,400	$1,583,332
		8,842,012

Health Care REITs-2.34%

Medical Properties Trust, Inc.	45,400	827,642
National Health Investors, Inc.	24,600	1,919,538
Omega Healthcare Investors, Inc.	78,100	2,803,790
		5,550,970

Health Care Supplies-0.31%

Haemonetics Corp. (b)	8,500	738,395

Hotel & Resort REITs-1.00%

Hospitality Properties Trust	43,000	1,164,010
Xenia Hotels & Resorts, Inc.	61,900	1,208,907
		2,372,917

Hotels, Resorts & Cruise Lines-3.01%

Extended Stay America, Inc. (c)	192,100	3,503,904
Hyatt Hotels Corp., Class A	50,000	3,638,500
		7,142,404

Household Appliances-0.61%

Helen of Troy Ltd. (b)	12,900	1,446,219

Household Products-2.33%

Church & Dwight Co., Inc.	30,500	2,006,900
Procter & Gamble Co. (The)	35,700	3,518,235
		5,525,135

Industrial REITs-0.63%

EastGroup Properties, Inc.	14,200	1,500,372

Internet & Direct Marketing Retail-0.29%

Liberty Expedia Holdings, Inc., Series A(b)	15,600	691,080

IT Consulting & Other Services-1.66%

Booz Allen Hamilton Holding Corp.	66,400	3,509,904
CACI International, Inc., Class A(b)	2,300	419,198
		3,929,102

Life & Health Insurance-0.42%

Athene Holding Ltd. (b)	22,600	1,006,830

Mortgage REITs-0.87%

AGNC Investment Corp.	18,800	331,820
Chimera Investment Corp.	34,000	628,660
Granite Point Mortgage Trust Inc.	9,800	186,396
MFA Financial, Inc.	74,600	542,342
Starwood Property Trust, Inc.	16,500	370,095
		2,059,313

Oil & Gas Exploration & Production-1.83%

ConocoPhillips	64,000	4,342,400

Oil & Gas Refining & Marketing-0.32%

HollyFrontier Corp.	14,700	752,640

	Shares	Value
Packaged Foods & Meats-1.12%

TreeHouse Foods, Inc. (b)	43,800	$2,653,404

Paper Products-1.40%

Domtar Corp.	65,200	3,319,332

Personal Products-1.62%

Herbalife Nutrition Ltd. (b)	68,600	3,848,460

Pharmaceuticals-5.21%

Allergan PLC	23,750	3,270,612
Eli Lilly and Co.	28,200	3,561,378
Endo International PLC (b)	179,700	1,974,903
Merck & Co., Inc.	43,700	3,552,373
		12,359,266

Regional Banks-1.60%

Popular, Inc., (Puerto Rico)	67,400	3,800,012

Research & Consulting Services-0.16%

Thomson Reuters Corp. (Canada)	7,100	386,311

Residential REITs-1.38%

Apartment Investment & Management Co., Class A	14,643	716,482
Equity LifeStyle Properties, Inc.	5,000	543,200
Equity Residential	27,300	2,011,737
		3,271,419

Restaurants-2.37%

Brinker International, Inc.	43,900	2,009,303
Starbucks Corp.	51,400	3,611,364
		5,620,667

Retail REITs-0.55%

Simon Property Group, Inc.	650	117,754
Spirit Realty Capital, Inc.	30,800	1,190,112
		1,307,866

Semiconductors-1.10%

Broadcom, Inc.	9,500	2,615,920

Soft Drinks-1.34%

Coca-Cola Co. (The)	70,300	3,187,402

Specialized Consumer Services-1.45%

H&R Block, Inc.	142,700	3,446,205

Specialized REITs-5.17%

CubeSmart	39,900	1,222,536
EPR Properties	35,300	2,593,844
Gaming and Leisure Properties, Inc.	13,000	472,940
Geo Group, Inc. (The)	43,000	976,960
Lamar Advertising Co., Class A	46,300	3,591,491
Life Storage, Inc.	35,000	3,416,000
		12,273,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Low Volatility Equity Yield Fund

	Shares	Value
Specialty Stores–1.66%

Dicks Sporting Goods Inc.	101,000	$3,945,060

Technology Hardware, Storage & Peripherals–3.44%

HP, Inc.	154,800	3,054,204
NetApp, Inc.	57,000	3,716,400
Xerox Corp.	44,800	1,384,320
		8,154,924
Total Common Stocks & Other Equity Interests (Cost $221,533,199)		231,815,192

	Principal
	Amount
U.S. Treasury Securities–0.23%

U.S. Treasury Bills–0.23%
2.31%, 03/14/2019 (Cost $549,552)(d)(e)	$550,000	549,552

	Shares	Value
Money Market Funds–2.03%
Invesco Government & Agency Portfolio-Institutional Class, 2.30%(f)	1,689,749	$1,689,749
Invesco Liquid Assets Portfolio-Institutional Class, 2.51%(f)	1,206,724	1,207,086
Invesco Treasury Portfolio-Institutional Class, 2.29%(f)	1,931,141	1,931,141
Total Money Market Funds (Cost $4,827,735)		4,827,976
TOTAL INVESTMENTS IN SECURITIES–99.95% (Cost $226,910,486)		237,192,720
OTHER ASSETS LESS LIABILITIES–0.05%		115,565
NET ASSETS–100.00%		$237,308,285

Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Each share is comprised of one share of common stock of Extended Stay America, Inc. one share of Class B stock of ESH Hospitality, Inc.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Portfolio Composition

By sector, based on Net Assets

as of February 28, 2019

Health Care	20.02%
Consumer Discretionary	17.76
Real Estate	11.07
Information Technology	9.89
Financials	9.22
Consumer Staples	8.26
Utilities	7.05
Materials	5.62
Industrials	3.72
Energy	3.51
Communication Services	1.57
U.S. Treasury Bills, Money Market Funds, Plus Other Assets Less Liabilities	2.31

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	36	March-2019	$5,012,460	$336,174	$336,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $222,082,751)	$232,364,744
Investments in affiliated money market funds, at value (Cost $4,827,735)	4,827,976
Foreign currencies, at value (Cost $1,912)	1,913
Receivable for: Fund shares sold	75,435
Dividends	399,407
Investment for trustee deferred compensation and retirement plans	193,332
Other assets	59,402
Total assets	237,922,209

Liabilities:

Other investments: Variation margin payable - futures contracts	19,134
Payable for: Fund shares reacquired	187,468
Accrued fees to affiliates	115,769
Accrued trustees’ and officers’ fees and benefits	3,375
Accrued other operating expenses	81,868
Trustee deferred compensation and retirement plans	206,310
Total liabilities	613,924
Net assets applicable to shares outstanding	$237,308,285

Net assets consist of:

Shares of beneficial interest	$230,288,189
Distributable earnings	7,020,096
$237,308,285

Net Assets:

Class A	$169,421,189
Class C	$5,830,348
Class R	$343,636
Class Y	$9,078,909
Investor Class	$39,778,682
Class R5	$11,440,344
Class R6	$1,415,177

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	15,521,532
Class C	544,041
Class R	31,632
Class Y	827,778
Investor Class	3,631,674
Class R5	1,041,551
Class R6	128,891
Class A:
Net asset value per share	$10.92
Maximum offering price per share (Net asset value of $10.92 ÷ 94.50%)	$11.56
Class C:
Net asset value and offering price per share	$10.72
Class R:
Net asset value and offering price per share	$10.86
Class Y:
Net asset value and offering price per share	$10.97
Investor Class:
Net asset value and offering price per share	$10.95
Class R5:
Net asset value and offering price per share	$10.98
Class R6:
Net asset value and offering price per share	$10.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $37,339)	$3,275,374
Dividends from affiliated money market funds	64,917
Total investment income	3,340,291

Expenses:

Advisory fees	723,054
Administrative services fees	34,526
Custodian fees	3,004
Distribution fees:
Class A	198,354
Class C	93,224
Class R	722
Investor Class	52,075
Transfer agent fees – A, C, R, Y and Investor	212,429
Transfer agent fees – R5	1,419
Transfer agent fees – R6	48
Trustees’ and officers’ fees and benefits	11,335
Registration and filing fees	46,913
Reports to shareholders	23,883
Professional services fees	21,425
Other	13,082
Total expenses	1,435,493
Less: Fees waived and expense offset arrangement(s)	(6,927)
Net expenses	1,428,566
Net investment income	1,911,725

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(3,713,715)
Foreign currencies	243
Futures contracts	(545,394)
(4,258,866)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(19,351,419)
Foreign currencies	88
Futures contracts	162,316
(19,189,015)
Net realized and unrealized gain (loss)	(23,447,881)
Net increase (decrease) in net assets resulting from operations	$(21,536,156)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018
Operations:

Net investment income	$1,911,725	$3,562,190
Net realized gain (loss)	(4,258,866)	19,087,351
Change in net unrealized appreciation (depreciation)	(19,189,015)	11,482,018
Net increase (decrease) in net assets resulting from operations	(21,536,156)	34,131,559

Distributions to shareholders from distributable earnings(1):
Class A	(3,603,549)	(2,847,497)
Class B	-	(9,092)
Class C	(417,857)	(229,135)
Class R	(6,767)	(4,638)
Class Y	(224,651)	(217,670)
Investor Class	(971,962)	(775,351)
Class R5	(282,800)	(300,493)
Class R6	(30,003)	(8,820)
Total distributions to shareholders from distributable earnings	(5,537,589)	(4,392,696)

Share transactions-net:
Class A	11,266,685	(14,450,270)
Class B	-	(1,395,465)
Class C	(15,609,940)	(3,395,533)
Class R	101,101	(136,073)
Class Y	(313,620)	(3,459,134)
Investor Class	(2,829,209)	(3,969,471)
Class R5	295,264	(3,067,653)
Class R6	228,502	1,258,032
Net increase (decrease) in net assets resulting from share transactions	(6,861,217)	(28,615,567)
Net increase (decrease) in net assets	(33,934,962)	1,123,296

Net assets:
Beginning of period	271,243,247	270,119,951
End of period	$237,308,285	$271,243,247

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Low Volatility Equity Yield Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

11	Invesco Low Volatility Equity Yield Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement

12	Invesco Low Volatility Equity Yield Fund

of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $3,236.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing

13	Invesco Low Volatility Equity Yield Fund

personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $6,415 in front-end sales commissions from the sale of Class A shares and $816 and $212 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$231,815,192	$–	$–	$231,815,192
U.S. Treasury Securities	–	549,552	–	549,552
Money Market Funds	4,827,976	–	–	4,827,976
Total Investments in Securities	236,643,168	549,552	–	237,192,720

Other Investments - Assets*
Futures Contracts	336,174	–	–	336,174
Total Investments	$236,979,342	$549,552	$–	$237,528,894

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$336,174
Derivatives not subject to master netting agreements	(336,174)
Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

14	Invesco Low Volatility Equity Yield Fund

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity Risk
Realized (Loss): Futures contracts	$(545,394)
Change in Net Unrealized Appreciation: Futures contracts	162,316
Total	$(383,078)

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts
Average notional value	$6,093,208

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,691.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $129,788,472 and $139,320,702, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

15	Invesco Low Volatility Equity Yield Fund

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis
Aggregate unrealized appreciation of investments	$18,377,642
Aggregate unrealized (depreciation) of investments	(7,933,092)
Net unrealized appreciation of investments	$10,444,550
Cost of investments for tax purposes is $227,084,344.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount
Sold:

Class A	1,769,907	$18,826,775	477,803	$5,459,288
Class B(b)	–	–	766	8,651
Class C	92,043	1,009,607	122,796	1,385,278
Class R	9,046	100,233	2,142	23,643
Class Y	95,092	1,038,292	318,282	3,643,035
Investor Class	40,366	440,216	151,983	1,736,071
Class R5	1,637	18,055	35,765	403,115
Class R6	34,635	362,585	124,329	1,474,240

Issued as reinvestment of dividends:

Class A	316,060	3,307,231	236,073	2,636,182
Class B(b)	–	–	819	8,970
Class C	36,432	370,663	18,887	206,361
Class R	619	6,408	397	4,402
Class Y	18,163	191,294	15,976	178,996
Investor Class	89,779	943,127	67,157	752,458
Class R5	26,695	282,328	24,740	278,677
Class R6	2,748	29,030	713	8,121

Conversion of Class B shares to Class A shares:(c)

Class A	–	–	105,439	1,259,997
Class B	–	–	(108,653)	(1,259,997)

Reacquired:

Class A	(996,426)	(10,867,321)	(2,098,931)	(23,805,737)
Class B(b)	–	–	(13,971)	(153,089)
Class C	(1,623,931)	(16,990,210)	(446,150)	(4,987,172)
Class R	(469)	(5,540)	(14,904)	(164,118)
Class Y	(142,891)	(1,543,206)	(638,088)	(7,281,165)
Investor Class	(397,062)	(4,212,552)	(565,725)	(6,458,000)
Class R5	(473)	(5,119)	(314,914)	(3,749,445)
Class R6	(15,079)	(163,113)	(19,402)	(224,329)
Net increase (decrease) in share activity	(643,109)	$(6,861,217)	(2,516,671)	$(28,615,567)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

16	Invesco Low Volatility Equity Yield Fund

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$12.13	$0.09	$(1.04)	$(0.95)	$(0.06)	$(0.20)	$(0.26)	$10.92	(7.78)%	$169,421	1.16	%(d)	1.16	%(d)	1.61	%(d)	54%
Year ended 08/31/18	10.86	0.15	1.31	1.46	(0.19)	-	(0.19)	12.13	13.57	175,074	1.21		1.21		1.35		119
Year ended 08/31/17	9.97	0.24	0.90	1.14	(0.25)	-	(0.25)	10.86	11.65	170,628	1.21		1.21		2.33		108
Year ended 08/31/16	9.40	0.25	0.62	0.87	(0.30)	-	(0.30)	9.97	9.40	173,949	1.20		1.20		2.59		107
Year ended 08/31/15	11.75	0.26	(1.43)	(1.17)	(0.31)	(0.87)	(1.18)	9.40	(10.72)	177,739	1.15		1.15		2.49		101
Year ended 08/31/14	9.98	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.75	22.91	224,786	1.14		1.14		2.80		109
Class C
Six months ended 02/28/19	11.92	0.05	(1.04)	(0.99)	(0.01)	(0.20)	(0.21)	10.72	(8.20)	5,830	1.91	(d)	1.91	(d)	0.86	(d)	54
Year ended 08/31/18	10.68	0.07	1.27	1.34	(0.10)	-	(0.10)	11.92	12.64	24,319	1.96		1.96		0.60		119
Year ended 08/31/17	9.80	0.16	0.89	1.05	(0.17)	-	(0.17)	10.68	10.87	25,022	1.96		1.96		1.58		108
Year ended 08/31/16	9.24	0.17	0.61	0.78	(0.22)	-	(0.22)	9.80	8.59	28,435	1.95		1.95		1.84		107
Year ended 08/31/15	11.56	0.18	(1.41)	(1.23)	(0.22)	(0.87)	(1.09)	9.24	(11.37)	29,959	1.90		1.90		1.74		101
Year ended 08/31/14	9.82	0.22	1.89	2.11	(0.20)	(0.17)	(0.37)	11.56	22.01	40,119	1.89		1.89		2.05		109
Class R
Six months ended 02/28/19	12.07	0.07	(1.04)	(0.97)	(0.04)	(0.20)	(0.24)	10.86	(7.94)	344	1.41	(d)	1.41	(d)	1.36	(d)	54
Year ended 08/31/18	10.81	0.13	1.29	1.42	(0.16)	-	(0.16)	12.07	13.25	271	1.46		1.46		1.10		119
Year ended 08/31/17	9.92	0.21	0.91	1.12	(0.23)	-	(0.23)	10.81	11.42	376	1.46		1.46		2.08		108
Year ended 08/31/16	9.35	0.22	0.62	0.84	(0.27)	-	(0.27)	9.92	9.16	268	1.45		1.45		2.34		107
Year ended 08/31/15	11.69	0.24	(1.43)	(1.19)	(0.28)	(0.87)	(1.15)	9.35	(10.93)	170	1.40		1.40		2.24		101
Year ended 08/31/14	9.93	0.28	1.91	2.19	(0.26)	(0.17)	(0.43)	11.69	22.60	206	1.39		1.39		2.55		109
Class Y
Six months ended 02/28/19	12.19	0.10	(1.05)	(0.95)	(0.07)	(0.20)	(0.27)	10.97	(7.71)	9,079	0.91	(d)	0.91	(d)	1.86	(d)	54
Year ended 08/31/18	10.91	0.18	1.32	1.50	(0.22)	-	(0.22)	12.19	13.89	10,450	0.96		0.96		1.60		119
Year ended 08/31/17	10.02	0.27	0.90	1.17	(0.28)	-	(0.28)	10.91	11.89	12,671	0.96		0.96		2.58		108
Year ended 08/31/16	9.45	0.27	0.62	0.89	(0.32)	-	(0.32)	10.02	9.64	8,152	0.95		0.95		2.84		107
Year ended 08/31/15	11.80	0.29	(1.43)	(1.14)	(0.34)	(0.87)	(1.21)	9.45	(10.43)	4,861	0.90		0.90		2.74		101
Year ended 08/31/14	10.02	0.33	1.94	2.27	(0.32)	(0.17)	(0.49)	11.80	23.24	5,383	0.89		0.89		3.05		109
Investor Class
Six months ended 02/28/19	12.17	0.09	(1.05)	(0.96)	(0.06)	(0.20)	(0.26)	10.95	(7.84)	39,779	1.16	(d)	1.16	(d)	1.61	(d)	54
Year ended 08/31/18	10.90	0.16	1.30	1.46	(0.19)	-	(0.19)	12.17	13.53	47,454	1.21		1.21		1.35		119
Year ended 08/31/17	10.00	0.24	0.91	1.15	(0.25)	-	(0.25)	10.90	11.73	46,259	1.21		1.21		2.33		108
Year ended 08/31/16	9.43	0.25	0.62	0.87	(0.30)	-	(0.30)	10.00	9.38	53,620	1.20		1.20		2.59		107
Year ended 08/31/15	11.78	0.27	(1.44)	(1.17)	(0.31)	(0.87)	(1.18)	9.43	(10.68)	52,880	1.15		1.15		2.49		101
Year ended 08/31/14	10.01	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.78	22.85	65,428	1.14		1.14		2.80		109
Class R5
Six months ended 02/28/19	12.21	0.11	(1.06)	(0.95)	(0.08)	(0.20)	(0.28)	10.98	(7.70)	11,440	0.75	(d)	0.75	(d)	2.02	(d)	54
Year ended 08/31/18	10.93	0.20	1.32	1.52	(0.24)	-	(0.24)	12.21	14.06	12,374	0.79		0.79		1.77		119
Year ended 08/31/17	10.03	0.29	0.91	1.20	(0.30)	-	(0.30)	10.93	12.20	13,858	0.77		0.77		2.77		108
Year ended 08/31/16	9.46	0.29	0.62	0.91	(0.34)	-	(0.34)	10.03	9.82	13,194	0.77		0.77		3.02		107
Year ended 08/31/15	11.82	0.31	(1.44)	(1.13)	(0.36)	(0.87)	(1.23)	9.46	(10.35)	13,881	0.75		0.75		2.89		101
Year ended 08/31/14	10.03	0.35	1.94	2.29	(0.33)	(0.17)	(0.50)	11.82	23.48	16,272	0.75		0.75		3.19		109
Class R6
Six months ended 02/28/19	12.20	0.11	(1.05)	(0.94)	(0.08)	(0.20)	(0.28)	10.98	(7.61)	1,415	0.74	(d)	0.74	(d)	2.03	(d)	54
Year ended 08/31/18	10.93	0.21	1.30	1.51	(0.24)	-	(0.24)	12.20	14.00	1,301	0.75		0.75		1.81		119
Year ended 08/31/17(e)	10.58	0.12	0.31	0.43	(0.08)	-	(0.08)	10.93	4.05	10	0.75	(f)	0.75	(f)	2.79	(f)	108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $159,998, $18,799, $291, $9,326, $42,005, $11,340 and $1,255 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6shares, respectively.

(e)	Commencement date of April 4, 2017. (f) Annualized.

17	Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$922.20	$5.53	$1,019.04	$5.81	1.16%
Class C	1,000.00	918.00	9.08	1,015.32	9.54	1.91
Class R	1,000.00	920.60	6.71	1,017.80	7.05	1.41
Class Y	1,000.00	922.90	4.34	1,020.28	4.56	0.91
Investor Class	1,000.00	921.60	5.53	1,019.04	5.81	1.16
Class R5	1,000.00	923.00	3.58	1,021.08	3.76	0.75
Class R6	1,000.00	923.90	3.53	1,021.12	3.71	0.74

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18	Invesco Low Volatility Equity Yield Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.

The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	LVEY-SAR-1	04222019	0802

Semiannual Report to Shareholders	February 28, 2019

Invesco Pennsylvania Tax Free Income Fund Nasdaq: A: VKMPX ∎ C: VKPCX ∎ Y: VKPYX ∎ R6: VKPSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
11	Financial Statements
15	Notes to Financial Statements
20	Financial Highlights
22	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.39%
Class C Shares	1.07
Class Y Shares	1.58
Class R6 Shares	1.62
S&P Municipal Bond Index▼ (Broad Market Index)	2.21
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index ▼(Style-Specific Index)	2.89
Lipper Pennsylvania Municipal Debt Funds Index ∎(Peer Group Index)	2.27
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.
The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index tracks the performance of investment grade, Pennsylvania-issued US municipals with maturities are equal to or greater than five years.

The Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of funds that limit assets to those securities that are exempt from taxation in Pennsylvania.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.33%
10 Years	4.74
5 Years	2.78
1 Year	-1.32

Class C Shares*
Inception (8/13/93)	3.85%
10 Years	4.41
5 Years	2.92
1 Year	1.33

Class Y Shares
10 Years	5.43%
5 Years	3.95
1 Year	3.34

Class R6 Shares
10 Years	5.25%
5 Years	3.80
1 Year	3.40
*Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.33%
10 Years	5.36
5 Years	3.36
1 Year	-3.46

Class C Shares
Inception (8/13/93)	3.37%
10 Years	5.03
5 Years	3.50
1 Year	-0.89

Class Y Shares
10 Years	6.05%
5 Years	4.53
1 Year	1.15

Class R6 Shares
10 Years	5.86%
5 Years	4.37
1 Year	1.19

figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.36%, 2.11%, 1.11% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Pennsylvania Tax Free Income Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4	Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments

February 28, 2019

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-110.43%(a)

Pennsylvania-105.64%

Allegheny (County of); Series 2016C-76, Unlimited Tax GO Bonds (b)	5.00%	11/01/2041	$2,820	$3,156,200
Allegheny (County of) Higher Education Building Authority (Carnegie Mellon University); Series 2008 A, VRD University RB (c)	1.56%	12/01/2037	1,000	1,000,000
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	1,000	1,029,000
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS -AMBAC)(d)	5.50%	03/01/2020	660	673,200
Series 2011 A, University RB (e)(f)	5.50%	03/01/2021	550	590,981
Allegheny (County of) Hospital Development Authority (Allegheny Health Network Obligated Group); Series 2018 A, Ref. RB (b)(g)	5.00%	04/01/2047	2,115	2,316,475
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.62%	08/15/2039	1,250	1,268,637
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,470
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB (b)	5.00%	12/01/2045	2,120	2,358,988
Allentown Neighborhood Improvement Zone Development Authority (City Center);
Series 2017, Tax RB (h)	5.00%	05/01/2022	325	342,326
Series 2018, Tax RB (h)	5.00%	05/01/2042	615	660,276
Berks (County of) Industrial Development Authority (Highlands at Wyomissing);
Series 2017 A, Ref. Healthcare Facilities RB	5.00%	05/15/2037	750	799,905
Series 2017 C, Healthcare Facilities RB	5.00%	05/15/2047	325	343,944
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,060,230
Bethlehem (City of);
Series 2014, Ref. Gtd. Water RB (INS -BAM)(d)	5.00%	11/15/2030	425	466,761
Series 2014, Ref. Gtd. Water RB (INS -BAM)(d)	5.00%	11/15/2031	425	466,289
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (e)(f)	5.25%	01/15/2020	1,000	1,031,170
Bucks (County of) Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	291,754
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,178,705
Centre (County of) Hospital Authority (Mt. Nittany Medical Center);
Series 2011, RB (e)(f)	6.25%	11/15/2021	500	559,715
Series 2016A, Ref. RB	5.00%	11/15/2046	500	544,825
Chester (County of) Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	785,300
Chester (County of) Industrial Development Authority (Colleguim Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	704,584
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,044,420
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	774,802
Commonwealth Financing Authority;
Series 2018, Tobacco Master Settlement Payment RB (b)(g)	5.00%	06/01/2034	2,500	2,839,425
Series 2018, Tobacco Master Settlement Payment RB (b)	5.00%	06/01/2035	500	564,675
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	886,130
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB (e)(f)	5.00%	11/01/2019	750	766,365
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,343,533
Dauphin (County of) General Authority (Pinnacle Health System);
Series 2009, Health System RB	6.00%	06/01/2036	340	342,961
Series 2009, Ref. Health System RB (e)(f)	6.00%	06/01/2019	1,875	1,895,025
Series 2016A, Ref. Health System RB	5.00%	06/01/2034	510	570,853
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	243,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)

Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	$ 425	$428,166
Delaware River Port Authority; Series 2010 D, RB (e)(f)	5.00%	01/01/2020	1,000	1,028,150
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	540	594,594
Series 2012, Ref. RB	5.00%	01/01/2027	535	585,039
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,290,070
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS -AGM)(d)	5.00%	07/01/2024	1,000	1,107,760
DuBois (City of) Hospital Authority (Penn Highlands Healthcare; Series 2018, Ref. Hospital RB	5.00%	07/15/2048	650	715,052
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/2035	500	521,870
Series 2014, RB	5.00%	07/01/2039	250	260,410
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	210	235,490
Series 2016, Ref. RB	5.00%	12/01/2039	370	401,047
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD Hospital RB (LOC-PNC Bank N.A.)(c)(i)	1.73%	06/01/2037	600	600,000
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.37%	07/01/2042	1,000	1,040,870
Franklin (County of) Industrial Development Authority (Menno-Haven, Inc.); Series 2018, Ref. RB	5.00%	12/01/2053	700	712,376
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,515	1,528,908
Geisinger Authority (Geisinger Health System Foundation); Series 2013 A, VRD Health System RB (c)	1.53%	10/01/2043	100	100,000
Geisinger Authority (Geisinger Health System);
Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	531,620
Series 2017 A-1, Ref. Health System RB (b)	5.00%	02/15/2045	2,190	2,427,155
Lancaster (County of) Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,182,931
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	651,075
Lancaster (County of) Hospital Authority (Masonic Villages);
Series 2008 D, Ref. VRD RB (LOC - JP Morgan Chase Bank N.A.)(c)(i)	1.59%	07/01/2034	3,445	3,445,000
Series 2015, Ref. RB	5.00%	11/01/2035	210	228,106
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	830,181
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	651	650,493
Series 2014 B, Conv. CAB RB (j)	7.50%	02/01/2044	172	55,925
Series 2014 C, RB (k)	0.00%	02/01/2044	516	103
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	790,035
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Health System RB	5.75%	07/01/2039	1,250	1,264,475
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB (e)(f)	5.00%	06/01/2022	1,400	1,541,344
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	426,024
Montgomery (County of) Higher Education & Health Authority (Philadelphia Presbytery House); Series 2017, Ref. RB	5.00%	12/01/2037	750	788,722
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University); Series 2018 A, Ref. RB	5.00%	09/01/2048	270	298,604
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB (e)(f)	6.25%	11/15/2019	1,000	1,031,730
Series 2012, Ref. RB	5.00%	11/15/2028	900	957,924
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	913,741
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB (e)(f)	6.62%	12/01/2021	1,500	1,696,590
Northampton (County of) General Purpose Authority (LaFayette College); Series 2017, Ref. Hospital Facilities RB (b)	5.00%	11/01/2047	1,635	1,844,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)

Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB (e)(f)	5.50%	05/15/2019	$1,000	$1,007,880
Northampton (County of) General Purpose Authority (St. Luke’s University Health Network);
Series 2016, Ref. Hospital RB	5.00%	08/15/2036	330	368,089
Series 2018 A, Ref. Hospital RB	4.00%	08/15/2048	645	639,730
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	934,573
Pennsylvania (Commonwealth of);
First Series 2014, Unlimited Tax GO Bonds (b)	5.00%	06/15/2034	3,000	3,362,341
Series 2018 A, Ref. COP	5.00%	07/01/2043	590	651,301
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	544,752
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	524,275
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB (l)	5.00%	11/01/2041	1,200	1,284,012
Pennsylvania (State of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, Jr. Parking System RB	6.00%	07/01/2053	920	1,058,193
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (l)	5.50%	11/01/2044	635	659,943
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB (l)	5.00%	12/31/2034	1,235	1,355,708
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,024,850
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	532,758
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB (e)(f)	6.00%	07/01/2020	500	527,900
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,207,435
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB (e)(f)	5.00%	10/01/2022	1,300	1,444,352
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	521,415
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	610,088
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	950,118
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2017, RB (b)	5.00%	08/15/2046	2,200	2,506,790
Pennsylvania (State of) Turnpike Commission;
Series 2009 C, Conv. CAB RB (INS -AGM)(d)(j)	6.25%	06/01/2033	2,000	2,448,680
Series 2009 E, Conv. CAB RB (j)	6.37%	12/01/2038	1,435	1,780,921
Series 2010 A-1, Motor License Fund Special RB (e)(f)	5.00%	12/01/2019	500	512,470
Series 2018 A-2, RB	5.00%	12/01/2043	535	601,613
Series 2018 B, Sub. Oil Franchise Tax RB	5.25%	12/01/2048	630	717,469
Subseries 2010 A-2, Ref. Motor License Fund Special RB (e)(f)	5.50%	12/01/2020	820	874,399
Subseries 2010 A-2, Sub. Motor License Fund Special RB (e)(f)	5.50%	12/01/2020	180	191,941
Subseries 2010 B-2, Motor License Fund Special RB (e)(f)	5.00%	12/01/2020	235	248,581
Subseries 2010 B-2, Ref. Sub. Special Turnpike RB (e)(f)	5.00%	12/01/2020	265	280,314
Subseries 2010 B-2, Sub. RB (e)(f)	5.13%	12/01/2020	500	529,965
Subseries 2010 B-2, Sub. Special Turnpike RB (e)(f)	5.00%	12/01/2020	125	131,891
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	1,000	1,108,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)

Philadelphia (City of);
Ninth Series 2010, Gas Works RB (e)(f)	5.25%	08/01/2020	$ 390	$ 409,348
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	610	635,773
Series 2009 A, Ref. Unlimited Tax GO Bonds (e)(f)	5.50%	08/01/2019	110	111,773
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS -AGC)(d)	5.50%	08/01/2024	890	903,679
Series 2010 C, Water & Wastewater RB (e)(f)	5.00%	08/01/2020	970	1,016,153
Series 2010 C, Water & Wastewater RB (e)(f)	5.00%	08/01/2020	280	293,121
Series 2011, Unlimited Tax GO Bonds (e)(f)	6.00%	08/01/2020	500	530,725
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2036	700	779,121
Series 2017 A, Water & Wastewater RB (b)(g)	5.25%	10/01/2052	2,070	2,360,752
Series 2017 B, Ref. Airport RB (l)	5.00%	07/01/2047	1,000	1,100,310
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	880	961,849
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB (b)	5.00%	07/01/2042	1,500	1,641,990
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	1,000	1,015,580
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB (e)(f)	5.00%	05/15/2020	1,500	1,558,920
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,088,690
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.12%	03/15/2043	585	447,016
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,009,380
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	968,494
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,237,013
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016B, RB	5.00%	04/01/2046	640	640,352
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB (e)(f)	6.00%	08/01/2020	700	740,992
Philadelphia (City of) Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,518,270
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB (e)(f)	6.62%	12/15/2022	750	879,855
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (h)	6.50%	06/15/2033	945	974,011
Philadelphia (City of) Industrial Development Authority (University of the Arts); Series 2017, Ref. RB (h)	5.00%	03/15/2045	540	533,790
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	948,855
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	588,358
Philadelphia School District;
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS -NATL)(d)	5.00%	06/01/2025	535	614,073
Series 2008 E, Limited Tax GO Bonds (INS -BHAC)(d)	5.13%	09/01/2023	250	250,860
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM)(d)	5.00%	02/01/2031	1,000	1,038,520
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	555,910
State Public School Building Authority (Harrisburg School District);
Series 2009, RB (e)(f)	5.00%	05/15/2019	165	166,139
Series 2009, RB (e)(f)	5.00%	05/15/2019	165	166,139
Series 2009, RB (e)(f)	5.00%	05/15/2019	670	674,623
Series 2016 A, Ref. RB (INS -AGM)(d)	5.00%	12/01/2030	1,055	1,219,675
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB (l)	5.00%	01/01/2027	1,185	1,282,751
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB (e)(f)	7.00%	08/01/2021	1,000	1,123,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB (e)(f)	5.25%	05/01/2020	$ 500	$521,030
Washington (County of) Redevelopment Authority; Series 2018, Ref. Tax Allocation RB	5.00%	07/01/2028	500	516,465
Westmoreland (County of) Municipal Authority; Series 2013, RB (e)(f)	5.00%	08/15/2023	750	854,880
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB (e)(f)	5.00%	11/01/2020	850	897,523
				132,507,630

Guam–3.54%

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	806,320
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB (e)(f)	5.75%	12/01/2019	1,250	1,289,000
Guam (Territory of) Power Authority;
Series 2010 A, RB (e)(f)	5.50%	10/01/2020	410	434,502
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	545,589
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB (e)(f)	5.62%	07/01/2020	1,000	1,051,990
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	310,582
				4,437,983

Virgin Islands–0.84%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (l)	5.00%	09/01/2029	575	564,880
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	500	490,000
				1,054,880

Puerto Rico–0.41%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	260	262,514
Puerto Rico Sales Tax Financing Corp.; Series 2018 A-1, CAB RB (k)	0.00%	07/01/2027	350	254,380
				516,894
TOTAL INVESTMENTS IN SECURITIES(m) -110.43% (Cost $133,541,433)				138,517,387
FLOATING RATE NOTE OBLIGATIONS–(12.15)%
Notes with interest and fee rates ranging from 2.26% to 2.36% at 02/28/2019 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1K)(n)				(15,235,000)
OTHER ASSETS LESS LIABILITIES–1.72%				2,147,782
NET ASSETS–100.00%				$125,430,169

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Pennsylvania Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $4,790,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $2,510,403, which represented 2.00% of the Fund’s Net Assets.

(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Zero coupon bond issued at a discount.
(l)	Security subject to the alternative minimum tax.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Fund’s investments with a value of $25,379,086 are held by TOB Trusts and serve as collateral for the $15,235,000 in the floating rate note obligations outstanding at that date.

Portfolio Composition

By credit sector, based on total investments

as of February 28, 2019

Revenue Bonds	71.1%
Pre-refunded Bonds	20.7
General Obligation Bonds	7.3
Other	0.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $133,541,433)	$138,517,387
Receivable for:
Investments sold	390,000
Fund shares sold	1,063,545
Interest	1,532,586
Investment for trustee deferred compensation and retirement plans	41,362
Other assets	27,039
Total assets	141,571,919

Liabilities:

Floating rate note obligations	15,235,000
Payable for:
Dividends	162,312
Fund shares reacquired	34,605
Amount due custodian	554,234
Accrued fees to affiliates	38,980
Accrued trustees’ and officers’ fees and benefits	3,149
Accrued other operating expenses	68,362
Trustee deferred compensation and retirement plans	45,108
Total liabilities	16,141,750
Net assets applicable to shares outstanding	$125,430,169

Net assets consist of:

Shares of beneficial interest	$125,006,947
Distributable earnings	423,222
$125,430,169

Net Assets:

Class A	$109,019,076
Class C	$5,731,204
Class Y	$9,636,715
Class R6	$1,043,174

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	6,838,873
Class C	359,072
Class Y	603,864
Class R6	65,364
Class A:
Net asset value per share	$15.94
Maximum offering price per share (Net asset value of $15.94 ÷ 95.75%)	$16.65
Class C:
Net asset value and offering price per share	$15.96
Class Y:
Net asset value and offering price per share	$15.96
Class R6:
Net asset value and offering price per share	$15.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Pennsylvania Tax Free Income Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Interest	$2,890,691

Expenses:

Advisory fees	303,754
Administrative services fees	19,595
Custodian fees	568
Distribution fees:
Class A	130,678
Class C	41,210
Interest, facilities and maintenance fees	240,327
Transfer agent fees – A, C and Y	47,111
Trustees’ and officers’ fees and benefits	10,164
Registration and filing fees	28,962
Reports to shareholders	11,787
Professional services fees	38,179
Other	16,638
Total expenses	888,973
Less: Expense offset arrangement(s)	(295)
Net expenses	888,678
Net investment income	2,002,013

Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(866,963)
Change in net unrealized appreciation (depreciation) of Investment securities	577,010
Net realized and unrealized gain (loss)	(289,953)
Net increase in net assets resulting from operations	$1,712,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:

Net investment income	$2,002,013	$5,506,334
Net realized gain (loss)	(866,963)	(261,608)
Change in net unrealized appreciation (depreciation)	577,010	(3,927,613)
Net increase in net assets resulting from operations	1,712,060	1,317,113

Distributions to shareholders from distributable earnings(1):

Class A	(2,186,769)	(4,179,503)
Class B	–	(5,238)
Class C	(140,092)	(301,057)
Class Y	(166,977)	(274,889)
Class R6	(23,081)	(26,987)
Total distributions to shareholders from distributable earnings	(2,516,919)	(4,787,674)

Share transactions-net:

Class A	2,077,377	(1,690,730)
Class B	–	(409,496)
Class C	(3,211,665)	(1,039,714)
Class Y	3,043,346	(98,829)
Class R6	2,401	1,054,603
Net increase (decrease) in net assets resulting from share transactions	1,911,459	(2,184,166)
Net increase (decrease) in net assets	1,106,600	(5,654,727)

Net assets:
Beginning of period	124,323,569	129,978,296
End of period	$125,430,169	$124,323,569

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Pennsylvania Tax Free Income Fund

Statement of Cash Flows

For the six month ended February 28, 2019

(Unaudited)

Cash provided by operating activities:

Net increase in net assets resulting from operations	$1,712,060

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:

Purchases of investments	(6,823,930)
Proceeds from sales of investments	8,448,921
Purchases of short-term investments, net	(3,145,000)
Amortization of premium on investment securities	493,370
Accretion of discount on investment securities	(5,668)
Decrease in receivables and other assets	49,894
Increase in accrued expenses and other payables	49,782
Net realized loss from investment securities	866,963
Net change in unrealized appreciation on investment securities	(577,010)
Net cash provided by operating activities	1,069,382

Cash provided by (used in) financing activities:

Dividends paid to shareholders from distributable earnings	(826,693)
Increase in payable for amount due custodian	554,234
Proceeds from shares of beneficial interest sold	15,686,266
Proceeds of TOB Trusts	10,000
Disbursements from shares of beneficial interest reacquired	(16,559,607)
Net cash provided by (used in) financing activities	(1,135,800)
Net decrease in cash and cash equivalents	(66,418)
Cash and cash equivalents at beginning of period	66,418
Cash and cash equivalents at end of period	$–

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$1,660,660

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$240,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Pennsylvania Tax Free Income Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium-and lower-grade municipal securities.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

15	Invesco Pennsylvania Tax Free Income Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

F.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

I.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for

16	Invesco Pennsylvania Tax Free Income Fund

the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.50%
Over $500 million	0.40%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the

17	Invesco Pennsylvania Tax Free Income Fund

expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Trust has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Trust and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Trust, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $5,797 in front-end sales commissions from the sale of Class A shares and $243 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $295.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include

18	Invesco Pennsylvania Tax Free Income Fund

amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the six months ended February 28, 2019 were $15,220,000 and 3.18%, respectively.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,107,357	$3,221,028	$4,328,385

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $6,110,275 and $7,588,921, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis
Aggregate unrealized appreciation of investments	$5,575,398
Aggregate unrealized (depreciation) of investments	(533,877)
Net unrealized appreciation of investments	$5,041,521

Cost of investments for tax purposes is $133,475,866.

19	Invesco Pennsylvania Tax Free Income Fund

NOTE 9–Share Information

	Summary of Share Activity
	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount
Sold:

Class A	756,079	$11,995,820	698,917	$11,354,722
Class C	60,288	956,797	66,944	1,090,000
Class Y	232,121	3,685,444	172,232	2,804,028
Class R6(b)	6,994	111,069	70,642	1,151,862

Issued as reinvestment of dividends:

Class A	91,948	1,458,116	177,597	2,871,169
Class B(c)	–	–	86	1,400
Class C	5,952	94,452	12,768	206,632
Class Y	5,425	86,197	8,344	134,919
Class R6	1,379	21,895	1,614	26,000

Conversion of Class B shares to Class A shares:(d)

Class A	–	–	19,569	318,589
Class B	–	–	(19,522)	(318,589)

Reacquired:

Class A	(717,845)	(11,376,559)	(1,000,930)	(16,235,210)
Class B(c)	–	–	(5,629)	(92,307)
Class C	(268,275)	(4,262,914)	(144,200)	(2,336,346)
Class Y	(45,952)	(728,295)	(186,742)	(3,037,776)
Class R6	(8,240)	(130,563)	(7,642)	(123,259)
Net increase (decrease) in share activity	119,874	$1,911,459	(135,952)	$(2,184,166)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of April 4, 2017.
(c)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 10–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Six months ended 02/28/19	$16.04	$0.26	$(0.03)	$0.23	$(0.33)	$15.94	1.45%	$109,019	1.43%(d)	1.43%(d)	1.03%(d)	3.33%(d)	5%
Year ended 08/31/18	16.49	0.71(d)	(0.54)(d)	0.17	(0.62)	16.04	1.05	107,640	1.36	1.36	1.05	4.37(e)	17
Year ended 08/31/17	17.01	0.57	(0.55)	0.02	(0.54)	16.49	0.18	112,324	1.19	1.19	1.04	3.50	22
Year ended 08/31/16	16.44	0.57	0.60	1.17	(0.60)	17.01	7.21	118,906	1.08	1.08	1.02	3.41	12
Year ended 08/31/15	16.50	0.59	(0.09)	0.50	(0.56)	16.44	3.09	112,409	1.12	1.12	1.09	3.59	13
Year ended 08/31/14	15.39	0.62	1.09	1.71	(0.60)	16.50	11.33	113,872	1.09	1.09	1.07	3.93	10
Class C
Six months ended 02/28/19	16.06	0.20	(0.03)	0.17	(0.27)	15.96	1.07	5,731	2.18(d)	2.18(d)	1.78(d)	2.58(d)	5
Year ended 08/31/18	16.50	0.59(d)	(0.53)(d)	0.06	(0.50)	16.06	0.36	9,013	2.11	2.11	1.80	3.62(e)	17
Year ended 08/31/17	17.03	0.45	(0.56)	(0.11)	(0.42)	16.50	(0.63)	10,325	1.94	1.94	1.79	2.75	22
Year ended 08/31/16	16.46	0.44	0.60	1.04	(0.47)	17.03	6.42	11,406	1.83	1.83	1.77	2.66	12
Year ended 08/31/15	16.53	0.47	(0.09)	0.38	(0.45)	16.46	2.33	9,488	1.87	1.87	1.84	2.84	13
Year ended 08/31/14	15.41	0.51	1.09	1.60	(0.48)	16.53	10.56(f)	9,804	1.81(f)	1.81(f)	1.79(f)	3.21(f)	10

20	Invesco Pennsylvania Tax Free Income Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class Y
Six months ended 02/28/19	$16.06	$0.28	$(0.03)	$ 0.25	$(0.35)	$15.96	1.58%	$ 9,637	1.18%(d)	1.18%(d)	0.78%(d)	3.58%(d)	5%
Year ended 08/31/18	16.50	0.75	(0.53)	0.22	(0.66)	16.06	1.37	6,622	1.11	1.11	0.80	4.62(e)	17
Year ended 08/31/17	17.02	0.61	(0.55)	0.06	(0.58)	16.50	0.44	6,905	0.94	0.94	0.79	3.75	22
Year ended 08/31/16	16.46	0.61	0.59	1.20	(0.64)	17.02	7.41	4,351	0.83	0.83	0.77	3.66	12
Year ended 08/31/15	16.51	0.64	(0.08)	0.56	(0.61)	16.46	3.41	3,323	0.87	0.87	0.84	3.84	13
Year ended 08/31/14	15.40	0.66	1.09	1.75	(0.64)	16.51	11.60	2,713	0.84	0.84	0.82	4.18	10
Class R6
Six months ended 02/28/19	16.06	0.29	(0.04)	0.25	(0.35)	15.96	1.62	1,043	1.10(d)	1.10(d)	0.70(d)	3.66(d)	5
Year ended 08/31/18	16.50	0.75	(0.53)	0.22	(0.66)	16.06	1.38	1,048	1.07	1.07	0.76	4.66(e)	17
Year ended 08/31/17(g)	16.23	0.26	0.25	0.51	(0.24)	16.50	3.15	10	0.93(h)	0.93(h)	0.78(h)	3.76(h)	22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $105,578, $8,310, $7,588 and $1,033 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)

Amount includes the effect of a one-time reclassification of prior year earnings. Excluding this reclassification, net investment income per share, net gains (losses) on securities and ratio of net investment income to average net assets would have been $0.57, $(0.40) and 3.48%; $0.45, $(0.39) and 2.73%; $0.61, $(0.39) and 3.73%; and $0.61, $(0.39) and 3.77% for Class A, Class C, Class Y and Class R6, respectively.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2014.
(g)	Commencement date of April 4, 2017.
(h)	Annualized.

21	Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,014.50	$7.14	$1,017.70	$7.15	1.43%
Class C	1,000.00	1,010.70	10.87	1,013.98	10.89	2.18
Class Y	1,000.00	1,015.80	5.90	1,018.94	5.91	1.18
Class R6	1,000.00	1,016.20	5.50	1,019.34	5.51	1.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22	Invesco Pennsylvania Tax Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-PTFI-SAR-1	04222019	0803

Semiannual Report to Shareholders	February 28, 2019

Invesco S&P 500 Index Fund Nasdaq: A: SPIAX ∎ C: SPICX ∎ Y: SPIDX ∎ R6: SPISX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

14	Financial Statements

17	Notes to Financial Statements

23	Financial Highlights

24	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.31%
Class C Shares	-3.65
Class Y Shares	-3.18
Class R6 Shares	-3.15
S&P 500 Index▼ (Broad Market/Style-Specific Index)	-3.04
Lipper S&P 500 Objective Funds Index∎ (Peer Group Index)	-3.17

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.
The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	6.28%
10 Years	15.40
5 Years	8.80
1 Year	-1.63

Class C Shares*
Inception (9/26/97)	6.18%
10 Years	15.20
5 Years	9.22
1 Year	2.30

Class Y Shares
Inception (9/26/97)	6.81%
10 Years	16.34
5 Years	10.31
1 Year	4.34

Class R6 Shares
10 Years	16.12%
5 Years	10.17
1 Year	4.41
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.79%
10 Years	11.88
5 Years	6.66
1 Year	-10.15

Class C Shares
Inception (9/26/97)	5.28%
10 Years	11.68
5 Years	7.08
1 Year	-6.57

Class Y Shares
Inception (9/26/97)	6.33%
10 Years	12.79
5 Years	8.14
1 Year	-4.70

Class R6 Shares
10 Years	12.57%
5 Years	7.99
1 Year	-4.67

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 0.57%, 1.29%, 0.32% and 0.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco S&P 500 Index Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely, Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely, Andrew Schlossberg Head of the Americas, Senior Managing Director, Invesco Ltd.

4	Invesco S&P 500 Index Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-96.66%

Advertising-0.11%

Interpublic Group of Cos., Inc. (The)	20,794	$478,886
Omnicom Group, Inc.	12,168	921,117
		1,400,003

Aerospace & Defense-2.68%

Arconic, Inc.	23,269	430,244
Boeing Co. (The)	28,573	12,570,977
General Dynamics Corp.	15,061	2,563,684
Harris Corp.	6,370	1,050,604
Huntington Ingalls Industries, Inc.	2,330	487,925
L3 Technologies, Inc.	4,263	902,690
Lockheed Martin Corp.	13,387	4,142,072
Northrop Grumman Corp.	9,393	2,723,594
Raytheon Co.	15,396	2,871,354
Textron, Inc.	13,144	713,719
TransDigm Group, Inc. (b)	2,625	1,139,486
United Technologies Corp.	43,909	5,518,044
		35,114,393

Agricultural & Farm Machinery-0.22%

Deere & Co.	17,403	2,854,788

Agricultural Products-0.10%

Archer-Daniels-Midland Co.	30,332	1,289,110

Air Freight & Logistics-0.60%

C.H. Robinson Worldwide, Inc.	7,452	673,512
Expeditors International of Washington, Inc.	9,377	702,806
FedEx Corp.	13,135	2,377,435
United Parcel Service, Inc., Class B	37,613	4,144,953
		7,898,706

Airlines-0.42%

Alaska Air Group, Inc.	6,623	408,639
American Airlines Group, Inc.	22,177	790,167
Delta Air Lines, Inc.	33,740	1,672,829
Southwest Airlines Co.	27,380	1,534,375
United Continental Holdings, Inc. (b)	12,416	1,090,249
		5,496,259

Alternative Carriers-0.05%

CenturyLink, Inc.	51,452	678,652

Apparel Retail-0.48%

Foot Locker, Inc.	6,188	368,310
Gap, Inc. (The)	11,556	293,522
L Brands, Inc.	12,380	323,613
Ross Stores, Inc.	20,153	1,911,109

	Shares	Value
Apparel Retail-(continued)

TJX Cos., Inc. (The)	66,955	$3,434,122
		6,330,676

Apparel, Accessories & Luxury Goods-0.31%

Capri Holdings Ltd. (b)	8,131	370,774
Hanesbrands, Inc.	19,516	362,802
PVH Corp.	4,126	473,830
Ralph Lauren Corp.	2,971	371,880
Tapestry, Inc.	15,678	547,789
Under Armour, Inc., Series A(b)	10,150	228,883
Under Armour, Inc., Series C(b)	10,407	208,973
VF Corp.	17,604	1,537,885
		4,102,816

Application Software-1.71%

Adobe Systems, Inc. (b)	26,409	6,932,362
ANSYS, Inc. (b)	4,534	803,697
Assurant, Inc. (b)	15,311	876,555
Autodesk, Inc. (b)	11,849	1,931,505
Citrix Systems, Inc.	6,932	731,326
Intuit, Inc.	14,041	3,469,952
salesforce.com, inc. (b)	41,389	6,773,310
Synopsys, Inc. (b)	8,092	822,795
		22,341,502

Asset Management & Custody Banks-0.89%

Affiliated Managers Group, Inc.	2,889	316,663
Ameriprise Financial, Inc.	7,530	991,174
Bank of New York Mellon Corp. (The)	49,216	2,582,856
BlackRock, Inc.	6,570	2,911,955
Franklin Resources, Inc.	16,100	525,021
Invesco Ltd. (c)	22,254	430,615
Northern Trust Corp.	12,010	1,119,332
State Street Corp.	20,534	1,475,779
T. Rowe Price Group, Inc.	12,980	1,303,581
		11,656,976

Auto Parts & Equipment-0.13%

Aptiv PLC	14,239	1,183,403
BorgWarner, Inc.	11,234	456,213
		1,639,616

Automobile Manufacturers-0.36%

Ford Motor Co.	211,388	1,853,873
General Motors Co.	71,017	2,803,751
		4,657,624

Automotive Retail-0.31%

Advance Auto Parts, Inc.	3,934	636,442
AutoZone, Inc. (b)	1,364	1,280,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco S&P 500 Index Fund

	Shares	Value
Automotive Retail-(continued)

CarMax, Inc. (b)	9,497	$589,764
O’Reilly Automotive, Inc. (b)	4,333	1,611,703
		4,118,664

Biotechnology-2.38%

AbbVie, Inc.	81,352	6,446,332
Alexion Pharmaceuticals, Inc. (b)	12,087	1,635,734
Amgen, Inc.	34,475	6,553,008
Biogen, Inc. (b)	10,900	3,575,309
Celgene Corp. (b)	37,833	3,144,679
Gilead Sciences, Inc.	69,990	4,550,750
Incyte Corp. (b)	9,590	826,946
Regeneron Pharmaceuticals, Inc. (b)	4,199	1,808,677
Vertex Pharmaceuticals, Inc. (b)	13,826	2,609,657
		31,151,092

Brewers-0.05%

Molson Coors Brewing Co., Class B	10,167	626,897

Broadcasting-0.13%

CBS Corp., Class B	18,208	914,224
Discovery, Inc., Class A(b)	8,504	245,766
Discovery, Inc., Class C(b)	19,490	531,102
		1,691,092

Building Products-0.28%

A.O. Smith Corp.	7,774	403,704
Allegion PLC	5,110	459,696
Fortune Brands Home & Security, Inc.	7,660	360,939
Johnson Controls International PLC	49,994	1,763,288
Masco Corp.	16,538	621,167
		3,608,794

Cable & Satellite-1.01%

Charter Communications, Inc., Class A(b)	9,536	3,289,062
Comcast Corp., Class A	245,636	9,498,744
DISH Network Corp., Class A(b)	12,421	403,807
		13,191,613

Casinos & Gaming-0.11%

MGM Resorts International	27,096	724,818
Wynn Resorts Ltd.	5,259	665,474
		1,390,292

Commodity Chemicals-0.11%

Lyondell Chemical Co., Class A	17,020	1,455,550

Communications Equipment-1.20%

Arista Networks, Inc. (b)	2,827	806,402
Cisco Systems, Inc.	243,250	12,593,052
F5 Networks, Inc. (b)	3,271	549,986
Juniper Networks, Inc.	18,673	505,665
Motorola Solutions, Inc.	8,847	1,266,183
		15,721,288

	Shares	Value
Computer & Electronics Retail-0.07%

Best Buy Co., Inc.	12,666	$871,927

Construction & Engineering-0.08%

Fluor Corp.	7,563	284,369
Jacobs Engineering Group, Inc.	6,511	480,381
Quanta Services, Inc.	7,900	281,556
		1,046,306

Construction Machinery & Heavy Trucks-0.57%

Caterpillar, Inc.	31,918	4,383,618
Cummins, Inc.	7,991	1,231,333
PACCAR, Inc.	18,955	1,285,149
Wabtec Corp.	7,226	529,349
		7,429,449

Construction Materials-0.11%

Martin Marietta Materials, Inc.	3,389	636,454
Vulcan Materials Co.	7,114	792,927
		1,429,381

Consumer Electronics-0.04%

Garmin Ltd.	6,499	545,721

Consumer Finance-0.66%

American Express Co.	37,879	4,081,084
Capital One Financial Corp.	25,626	2,141,821
Discover Financial Services	18,176	1,301,583
Synchrony Financial	35,774	1,166,590
		8,691,078

Copper-0.08%

Freeport-McMoRan, Inc.	78,398	1,011,334

Data Processing & Outsourced Services-3.46%

Alliance Data Systems Corp.	2,541	439,593
Automatic Data Processing, Inc.	23,682	3,624,057
Broadridge Financial Solutions, Inc.	6,356	643,545
Fidelity National Information Services, Inc.	17,686	1,912,741
Fiserv, Inc. (b)	21,558	1,825,747
FleetCor Technologies, Inc. (b)	4,804	1,120,677
Global Payments, Inc.	8,608	1,122,311
Jack Henry & Associates, Inc.	4,151	550,547
Mastercard, Inc., Class A	49,159	11,049,468
Paychex, Inc.	17,319	1,333,909
PayPal Holdings, Inc. (b)	63,771	6,254,022
Total System Services, Inc.	9,127	861,589
Visa, Inc., Class A	95,073	14,082,213
Western Union Co. (The)	23,957	428,112
		45,248,531

Department Stores-0.10%

Kohl’s Corp.	8,967	605,542
Macy’s, Inc.	16,634	412,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco S&P 500 Index Fund

	Shares	Value
Department Stores-(continued)

Nordstrom, Inc.	6,165	$291,481
		1,309,380

Distillers & Vintners-0.15%

Brown-Forman Corp., Class B	8,965	443,678
Constellation Brands, Inc., Class A	8,979	1,518,888
		1,962,566

Distributors-0.10%

Genuine Parts Co.	7,893	858,601
LKQ Corp. (b)	17,215	476,855
		1,335,456

Diversified Banks-4.38%

Bank of America Corp.	493,820	14,360,286
Citigroup Inc.	132,129	8,453,613
JPMorgan Chase & Co.	179,918	18,776,242
U.S. Bancorp	82,190	4,248,401
Wells Fargo & Co.	229,213	11,435,437
		57,273,979

Diversified Chemicals-0.55%

DowDuPont, Inc.	124,114	6,606,588
Eastman Chemical Co.	7,599	628,362
		7,234,950

Diversified Support Services-0.12%

Cintas Corp.	4,684	967,714
Copart, Inc. (b)	11,141	653,643
		1,621,357

Drug Retail-0.24%

Walgreens Boots Alliance, Inc.	43,494	3,096,338

Electric Utilities-1.89%

Alliant Energy Corp.	12,764	585,485
American Electric Power Co., Inc.	26,678	2,164,920
Duke Energy Corp.	38,569	3,458,096
Edison International	17,627	1,055,681
Entergy Corp.	9,827	917,154
Evergy, Inc.	14,253	796,885
Eversource Energy	17,144	1,196,823
Exelon Corp.	52,319	2,542,180
FirstEnergy Corp.	26,287	1,071,195
NextEra Energy, Inc.	25,858	4,854,064
Pinnacle West Capital Corp.	6,022	564,502
PPL Corp.	38,965	1,253,504
Southern Co. (The)	55,667	2,766,093
Xcel Energy, Inc.	27,810	1,525,657
		24,752,239

Electrical Components & Equipment-0.48%

AMETEK, Inc.	12,573	1,000,559
Eaton Corp. PLC	23,448	1,870,447
Emerson Electric Co.	33,905	2,310,626

	Shares	Value
Electrical Components & Equipment-(continued)

Rockwell Automation, Inc.	6,529	$1,165,818
		6,347,450

Electronic Components-0.23%

Amphenol Corp., Class A	16,302	1,531,899
Corning, Inc.	43,304	1,507,412
		3,039,311

Electronic Equipment & Instruments-0.09%

FLIR Systems, Inc.	7,523	387,059
Keysight Technologies, Inc. (b)	10,181	859,378
		1,246,437

Electronic Manufacturing Services-0.14%

IPG Photonics Corp. (b)	1,937	300,293
TE Connectivity Ltd.	18,559	1,523,508
		1,823,801

Environmental & Facilities Services-0.26%

Republic Services, Inc.	11,725	919,592
Rollins, Inc.	7,920	314,107
Waste Management, Inc.	21,215	2,148,019
		3,381,718

Fertilizers & Agricultural Chemicals-0.14%

CF Industries Holdings, Inc.	12,457	525,685
FMC Corp.	7,241	648,070
Mosaic Co. (The)	19,186	599,946
		1,773,701

Financial Exchanges & Data-0.93%

Cboe Global Markets, Inc.	6,114	586,394
CME Group, Inc., Class A	19,356	3,521,050
Intercontinental Exchange, Inc.	30,845	2,379,692
Moody’s Corp.	9,030	1,563,274
MSCI, Inc.	4,778	882,592
Nasdaq, Inc.	6,194	567,184
S&P Global, Inc.	13,577	2,720,423
		12,220,609

Food Distributors-0.13%

Sysco Corp.	25,872	1,747,654

Food Retail-0.10%

Kroger Co. (The)	43,174	1,266,293

Footwear-0.45%

NIKE, Inc., Class B	68,877	5,904,825

Gas Utilities-0.05%

Atmos Energy Corp.	6,322	624,930

General Merchandise Stores-0.38%

Dollar General Corp.	14,182	1,680,000
Dollar Tree, Inc. (b)	12,895	1,242,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco S&P 500 Index Fund

	Shares	Value
General Merchandise Stores-(continued)

Target Corp.	28,211	$2,049,247
		4,971,422

Gold-0.07%

Newmont Mining Corp.	28,818	983,270

Health Care Distributors-0.26%

AmerisourceBergen Corp.	8,485	706,801
Cardinal Health, Inc.	16,119	875,906
Henry Schein, Inc. (b)	8,235	488,336
McKesson Corp.	10,570	1,344,081
		3,415,124

Health Care Equipment-3.15%

Abbott Laboratories	95,024	7,375,763
ABIOMED, Inc. (b)	2,436	814,842
Baxter International, Inc.	26,825	2,004,632
Becton, Dickinson and Co.	14,513	3,610,689
Boston Scientific Corp. (b)	74,869	3,003,744
Danaher Corp.	33,370	4,238,657
Edwards Lifesciences Corp. (b)	11,312	1,915,008
Hologic, Inc. (b)	14,537	685,420
IDEXX Laboratories, Inc. (b)	4,657	982,767
Intuitive Surgical, Inc. (b)	6,178	3,383,135
Medtronic PLC	72,644	6,574,282
ResMed, Inc.	7,677	786,355
Stryker Corp.	16,803	3,167,534
Teleflex Inc.	2,488	721,122
Varian Medical Systems, Inc. (b)	4,924	661,589
Zimmer Biomet Holdings, Inc.	11,045	1,370,905
		41,296,444

Health Care Facilities-0.20%

HCA Healthcare, Inc.	14,518	2,018,583
Universal Health Services Inc., Class B	4,633	643,199
		2,661,782

Health Care REITs-0.27%

HCP, Inc.	25,833	794,881
Ventas, Inc.	19,286	1,210,197
Welltower, Inc.	20,323	1,510,202
		3,515,280

Health Care Services-0.72%

Cigna Corp.	20,601	3,593,638
CVS Health Corp.	69,967	4,046,192
DaVita, Inc. (b)	6,822	388,172
Laboratory Corp. of America Holdings (b)	5,481	812,503
Quest Diagnostics, Inc.	7,351	636,229
		9,476,734

Health Care Supplies-0.17%

Align Technology, Inc. (b)	3,931	1,018,011
Cooper Cos., Inc. (The)	2,643	755,871

	Shares	Value
Health Care Supplies-(continued)

DENTSPLY SIRONA, Inc.	12,059	$503,584
		2,277,466

Health Care Technology-0.08%

Cerner Corp. (b)	17,826	997,365

Home Furnishings-0.06%

Leggett & Platt, Inc.	7,101	322,528
Mohawk Industries, Inc. (b)	3,410	464,169
		786,697

Home Improvement Retail-1.21%

Home Depot, Inc. (The)	61,112	11,314,275
Lowe’s Cos., Inc.	43,442	4,565,320
		15,879,595

Homebuilding-0.14%

D.R. Horton, Inc.	18,556	721,643
Lennar Corp., Class A	15,827	759,379
PulteGroup, Inc.	13,954	376,758
		1,857,780

Hotel & Resort REITs-0.06%

Host Hotels & Resorts, Inc.	40,148	787,302

Hotels, Resorts & Cruise Lines-0.48%

Carnival Corp.	21,691	1,252,872
Hilton Worldwide Holdings, Inc.	16,039	1,332,841
Marriott International, Inc., Class A	15,318	1,918,886
Norwegian Cruise Line Holdings Ltd. (b)	11,901	660,862
Royal Caribbean Cruises Ltd.	9,316	1,103,760
		6,269,221

Household Appliances-0.04%

Whirlpool Corp.	3,486	493,304

Household Products-1.57%

Church & Dwight Co., Inc.	13,322	876,587
Clorox Co. (The)	6,889	1,088,669
Colgate-Palmolive Co.	46,924	3,090,884
Kimberly-Clark Corp.	18,700	2,184,721
Procter & Gamble Co. (The)	134,795	13,284,047
		20,524,908

Housewares & Specialties-0.03%

Newell Brands, Inc.	23,234	377,088

Human Resource & Employment Services-0.03%

Robert Half International, Inc.	6,586	449,099

Hypermarkets& Super Centers-0.98%

Costco Wholesale Corp.	23,708	5,185,888
Walmart, Inc.	77,021	7,624,309
		12,810,197

Independent Power Producers & Energy Traders-0.10%

AES Corp. (The)	35,832	617,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco S&P 500 Index Fund

	Shares	Value
Independent Power Producers & Energy Traders-(continued)

NRG Energy, Inc.	15,686	$653,793
		1,271,178

Industrial Conglomerates-1.48%

3M Co.	31,503	6,533,407
General Electric Co.	470,605	4,889,586
Honeywell International, Inc.	40,052	6,170,812
Roper Technologies, Inc.	5,595	1,810,822
		19,404,627

Industrial Gases-0.56%

Air Products and Chemicals, Inc.	11,877	2,151,875
Linde PLC (United Kingdom)	29,813	5,164,804
		7,316,679

Industrial Machinery-0.77%

Dover Corp.	7,944	719,170
Flowserve Corp.	7,038	312,558
Fortive Corp.	15,900	1,296,963
Illinois Tool Works, Inc.	16,515	2,379,481
Ingersoll-Rand PLC	13,294	1,403,315
Parker-Hannifin Corp.	7,169	1,262,891
Pentair PLC (United Kingdom)	8,679	369,205
Snap-on, Inc.	3,033	485,280
Stanley Black & Decker, Inc.	8,130	1,076,656
Xylem, Inc.	9,761	737,443
		10,042,962

Industrial REITs-0.23%

Duke Realty Corp.	19,386	573,244
Prologis, Inc.	34,059	2,386,174
		2,959,418

Insurance Brokers-0.52%

Aon PLC	13,052	2,238,810
Arthur J. Gallagher & Co.	9,936	797,662
Marsh & McLennan Cos., Inc.	27,262	2,535,911
Willis Towers Watson PLC	7,033	1,209,817
		6,782,200

Integrated Oil & Gas-2.53%

Chevron Corp.	103,381	12,362,300
Exxon Mobil Corp. (d)	229,066	18,103,086
Occidental Petroleum Corp.	40,849	2,702,161
		33,167,547

Integrated Telecommunication Services-1.91%

AT&T Inc.	393,770	12,254,123
Verizon Communications Inc.	223,559	12,724,978
		24,979,101

Interactive Home Entertainment-0.29%

Activision Blizzard, Inc.	41,283	1,739,665
Electronic Arts, Inc. (b)	16,395	1,570,313

	Shares	Value
Interactive Home Entertainment-(continued)

Take-Two Interactive Software, Inc. (b)	6,122	$534,206
		3,844,184

Interactive Media & Services-4.53%

Alphabet, Inc., Class A(b)	16,175	18,221,946
Alphabet, Inc., Class C(b)	16,645	18,641,069
Facebook, Inc., Class A(b)	129,983	20,985,756
TripAdvisor, Inc. (b)	5,502	292,541
Twitter, Inc. (b)	39,126	1,204,298
		59,345,610

Internet & Direct Marketing Retail-3.31%

Amazon.com, Inc. (b)	22,222	36,440,303
Booking Holdings, Inc. (b)	2,506	4,252,782
eBay, Inc.	48,966	1,819,087
Expedia Group, Inc.	6,394	788,444
		43,300,616

Internet Services & Infrastructure-0.13%

Akamai Technologies, Inc. (b)	8,811	613,774
VeriSign, Inc. (b)	5,770	1,027,291
		1,641,065

Investment Banking & Brokerage-0.83%

Charles Schwab Corp. (The)	65,027	2,991,892
E*TRADE Financial Corp.	13,755	673,858
Goldman Sachs Group, Inc. (The)	18,716	3,681,437
Morgan Stanley	70,731	2,969,287
Raymond James Financial, Inc.	6,962	574,922
		10,891,396

IT Consulting & Other Services-1.24%

Accenture PLC, Class A	34,465	5,561,962
Cognizant Technology Solutions Corp., Class A	31,327	2,223,590
DXC Technology Co.	15,123	996,001
Gartner, Inc. (b)	4,884	694,993
International Business Machines Corp.	49,197	6,795,582
		16,272,128

Leisure Products-0.06%

Hasbro Inc.	6,281	533,257
Mattel, Inc. (b)	18,673	269,265
		802,522

Life & Health Insurance-0.70%

Aflac, Inc.	41,187	2,023,929
Brighthouse Financial, Inc. (b)	6,442	249,434
Lincoln National Corp.	11,554	722,356
MetLife, Inc.	53,392	2,412,784
Principal Financial Group, Inc.	14,244	749,804
Prudential Financial, Inc.	22,329	2,140,235
Torchmark Corp.	5,576	460,355
Unum Group	11,863	443,202
		9,202,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco S&P 500 Index Fund

	Shares	Value
Life Sciences Tools & Services-1.01%

Agilent Technologies, Inc.	17,246	$1,370,022
Illumina, Inc. (b)	7,956	2,488,398
IQVIA Holdings, Inc. (b)	8,571	1,200,797
Mettler-Toledo International, Inc. (b)	1,356	923,314
PerkinElmer, Inc.	6,056	570,233
Thermo Fisher Scientific, Inc.	21,780	5,653,435
Waters Corp. (b)	4,095	991,891
		13,198,090

Managed Health Care-1.60%

Anthem, Inc.	13,982	4,204,807
Centene Corp. (b)	22,280	1,356,629
Humana, Inc.	7,430	2,117,847
UnitedHealth Group, Inc.	52,050	12,607,551
WellCare Health Plans, Inc. (b)	2,688	681,623
		20,968,457

Metal & Glass Containers-0.08%

Ball Corp.	18,351	1,005,268

Motorcycle Manufacturers-0.02%

Harley-Davidson, Inc.	8,809	326,990

Movies & Entertainment-1.70%

Netflix, Inc. (b)	23,593	8,448,653
Twenty-First Century Fox, Inc., Class A	57,186	2,883,890
Twenty-First Century Fox, Inc., Class B	26,353	1,321,867
Viacom, Inc., Class B	19,122	558,745
Walt Disney Co. (The)	80,543	9,088,472
		22,301,627

Multi-line Insurance-0.31%

American International Group, Inc.	47,889	2,068,805
Assurant, Inc.	2,839	292,388
Hartford Financial Services Group, Inc. (The)	19,408	957,979
Loews Corp.	14,956	712,205
		4,031,377

Multi-Sector Holdings-1.64%

Berkshire Hathaway, Inc., Class B(b)	105,254	21,187,630
Jefferies Financial Group, Inc.	15,207	308,246
		21,495,876

Multi-Utilities-1.03%
Ameren Corp.	13,226	942,220
CenterPoint Energy, Inc.	27,116	817,276
CMS Energy Corp.	15,336	834,279
Consolidated Edison, Inc.	16,851	1,389,365
Dominion Energy, Inc.	40,648	3,011,610
DTE Energy Co.	9,877	1,220,402
NiSource, Inc.	19,655	530,292
Public Service Enterprise Group, Inc.	27,346	1,608,218
Sempra Energy	14,808	1,783,476

	Shares	Value
Multi-Utilities-(continued)

WEC Energy Group, Inc.	17,072	$1,302,252
		13,439,390

Office REITs-0.23%

Alexandria Real Estate Equities, Inc.	5,817	790,472
Boston Properties, Inc.	8,306	1,102,123
SL Green Realty Corp.	4,656	422,392
Vornado Realty Trust	9,411	633,455
		2,948,442

Oil & Gas Drilling-0.02%

Helmerich & Payne, Inc.	5,859	317,558

Oil & Gas Equipment & Services-0.50%

Baker Hughes a GE Co.	27,776	732,731
Halliburton Co.	47,429	1,455,596
National Oilwell Varco, Inc.	20,741	583,652
Schlumberger Ltd.	74,923	3,301,107
TechnipFMC PLC (United Kingdom)	22,980	512,224
		6,585,310

Oil & Gas Exploration & Production-1.24%

Anadarko Petroleum Corp.	27,283	1,186,811
Apache Corp.	20,573	682,612
Cabot Oil & Gas Corp.	23,328	574,335
Cimarex Energy Co.	5,129	368,826
Concho Resources Inc. (b)	10,871	1,195,810
ConocoPhillips (d)	62,287	4,226,173
Devon Energy Corp.	25,331	747,518
Diamondback Energy, Inc.	8,344	858,848
EOG Resources, Inc.	31,374	2,949,156
Hess Corp.	13,440	777,504
Marathon Oil Corp.	44,974	746,568
Noble Energy, Inc.	25,986	575,590
Pioneer Natural Resources Co.	9,222	1,299,841
		16,189,592

Oil & Gas Refining & Marketing-0.52%

HollyFrontier Corp.	8,618	441,241
Marathon Petroleum Corp.	37,377	2,317,748
Phillips 66	22,974	2,213,775
Valero Energy Corp.	22,989	1,874,983
		6,847,747

Oil & Gas Storage & Transportation-0.39%

Kinder Morgan, Inc.	102,691	1,967,560
ONEOK, Inc.	22,255	1,430,106
Williams Cos., Inc. (The)	65,495	1,748,061
		5,145,727

Packaged Foods & Meats-0.97%

Campbell Soup Co.	10,449	376,373
Conagra Brands, Inc.	26,273	614,000
General Mills, Inc. (d)	32,258	1,520,320
Hershey Co. (The)	7,618	843,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco S&P 500 Index Fund

	Shares	Value
Packaged Foods & Meats-(continued)

Hormel Foods Corp.	14,750	$639,560
JM Smucker Co. (The)	6,117	647,851
Kellogg Co.	13,712	771,437
Kraft Heinz Co. (The)	33,647	1,116,744
Lamb Weston Holdings, Inc.	7,955	551,361
McCormick & Co, Inc.	6,623	900,596
Mondelez International, Inc., Class A	78,658	3,709,511
Tyson Foods, Inc., Class A	15,917	981,442
		12,672,355

Paper Packaging-0.22%

Avery Dennison Corp.	4,702	508,004
International Paper Co.	21,892	1,003,092
Packaging Corp. of America	5,082	485,788
Sealed Air Corp.	8,442	368,240
WestRock Co.	13,722	512,928
		2,878,052

Personal Products-0.16%

Coty, Inc., Class A(b)	24,381	268,191
Estee Lauder Cos., Inc. (The), Class A	11,897	1,867,115
		2,135,306

Pharmaceuticals-4.74%

Allergan PLC	17,162	2,363,379
Bristol-Myers Squibb Co.	88,308	4,561,991
Eli Lilly and Co.	51,009	6,441,926
Johnson & Johnson	145,105	19,827,147
Merck & Co., Inc.	140,690	11,436,690
Mylan N.V. (b)	27,897	736,202
Nektar Therapeutics (b)	9,376	380,103
Perrigo Co. PLC	6,771	329,748
Pfizer, Inc.	312,748	13,557,626
Zoetis, Inc.	26,016	2,451,488
		62,086,300

Property & Casualty Insurance-0.76%

Allstate Corp. (The)	18,623	1,757,639
Chubb Ltd.	24,918	3,336,520
Cincinnati Financial Corp.	8,236	715,050
Progressive Corp. (The)	31,547	2,299,776
Travelers Cos., Inc. (The)	14,298	1,900,347
		10,009,332

Publishing-0.03%

News Corp., Class A	20,841	271,350
News Corp., Class B	6,657	88,605
		359,955

Railroads-1.00%

CSX Corp.	43,401	3,153,951
Kansas City Southern	5,494	596,868
Norfolk Southern Corp.	14,734	2,641,806

	Shares	Value
Railroads-(continued)

Union Pacific Corp.	39,862	$6,684,857
		13,077,482

Real Estate Services-0.06%

CBRE Group, Inc., Class A(b)	17,151	853,434

Regional Banks-1.23%

BB&T Corp.	41,657	2,123,257
Citizens Financial Group, Inc.	25,315	935,136
Comerica, Inc.	8,797	766,307
Fifth Third Bancorp	35,470	978,263
First Republic Bank	8,858	929,913
Huntington Bancshares, Inc.	57,433	827,610
KeyCorp	55,972	988,465
M&T Bank Corp.	7,593	1,314,045
People’s United Financial, Inc.	20,421	362,677
PNC Financial Services Group, Inc. (The)	24,974	3,147,223
Regions Financial Corp.	55,936	917,350
SunTrust Banks, Inc.	24,307	1,576,795
SVB Financial Group (b)	2,862	707,372
Zions Bancorp. N.A.	10,356	529,192
		16,103,605

Reinsurance-0.04%

Everest Re Group, Ltd.	2,197	496,764

Research & Consulting Services-0.26%

Equifax, Inc.	6,476	709,187
IHS Markit Ltd. (b)	19,406	1,031,817
Nielsen Holdings PLC	19,160	501,992
Verisk Analytics, Inc., Class A	8,859	1,120,043
		3,363,039

Residential REITs-0.43%

Apartment Investment & Management Co., Class A	8,207	401,568
AvalonBay Communities, Inc.	7,484	1,456,611
Equity Residential	19,933	1,468,863
Essex Property Trust, Inc.	3,552	993,992
Mid-America Apartment Communities, Inc.	6,121	634,013
UDR, Inc.	14,907	662,169
		5,617,216

Restaurants-1.19%

Chipotle Mexican Grill, Inc. (b)	1,316	799,510
Darden Restaurants, Inc.	6,673	748,110
McDonald’s Corp.	41,730	7,671,643
Starbucks Corp.	67,121	4,715,921
Yum! Brands, Inc.	16,896	1,596,672
		15,531,856

Retail REITs-0.45%

Federal Realty Investment Trust	3,952	527,948
Kimco Realty Corp.	22,798	401,017
Macerich Co. (The)	5,690	248,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco S&P 500 Index Fund

	Shares	Value
Retail REITs-(continued)

Realty Income Corp.	15,966	$1,104,209
Regency Centers Corp.	9,213	601,148
Simon Property Group, Inc.	16,733	3,031,350
		5,913,756

Semiconductor Equipment-0.34%

Applied Materials, Inc.	53,184	2,039,075
KLA-Tencor Corp.	8,281	956,373
Lam Research Corp.	8,395	1,478,275
		4,473,723

Semiconductors-3.36%

Advanced Micro Devices, Inc. (b)	47,582	1,119,604
Analog Devices, Inc.	19,991	2,138,237
Broadcom, Inc.	22,368	6,159,252
Intel Corp.	246,931	13,077,466
Maxim Integrated Products, Inc.	15,014	817,212
Microchip Technology, Inc.	12,795	1,111,502
Micron Technology, Inc. (b)	60,601	2,477,369
NVIDIA Corp.	33,003	5,091,043
Qorvo, Inc. (b)	6,758	474,006
QUALCOMM, Inc.	65,583	3,501,476
Skyworks Solutions, Inc.	9,627	786,141
Texas Instruments, Inc.	51,969	5,497,281
Xilinx, Inc.	13,703	1,716,986
		43,967,575

Soft Drinks-1.50%

Coca-Cola Co. (The)	207,266	9,397,441
Monster Beverage Corp. (b)	21,540	1,374,898
PepsiCo, Inc.	76,371	8,831,542
		19,603,881

Specialized Consumer Services-0.02%

H&R Block, Inc.	11,154	269,369

Specialized REITs-1.15%

American Tower Corp., Class A	23,831	4,197,831
Crown Castle International Corp.	22,444	2,665,225
Digital Realty Trust, Inc.	11,185	1,265,247
Equinix, Inc.	4,349	1,841,802
Extra Space Storage, Inc.	6,804	652,776
Iron Mountain, Inc.	15,491	548,691
Public Storage	8,112	1,715,607
SBA Communications Corp., Class A(b)	6,127	1,106,291
Weyerhaeuser Co.	40,534	1,008,891
		15,002,361

Specialty Chemicals-0.59%

Albemarle Corp.	5,733	523,366
Celanese Corp., Series A	7,236	740,170
Ecolab, Inc.	13,753	2,323,019
International Flavors & Fragrances, Inc.	5,494	700,485
PPG Industries, Inc.	13,017	1,457,514

	Shares	Value
Specialty Chemicals-(continued)

Sherwin-Williams Co. (The)	4,457	$1,930,772
		7,675,326

Specialty Stores-0.16%

Bunge Ltd.	6,651	634,173
Tiffany & Co.	5,860	556,934
Ulta Beauty, Inc. (b)	3,054	954,345
		2,145,452

Steel-0.08%

Nucor Corp.	17,015	1,030,599

Systems Software-4.37%

Fortinet, Inc. (b)	7,834	679,913
Microsoft Corp.	418,167	46,847,249
Oracle Corp.	137,864	7,186,850
Red Hat, Inc. (b)	9,540	1,742,004
Symantec Corp.	34,565	777,367
		57,233,383

Technology Hardware, Storage & Peripherals-3.66%

Apple Inc.	243,908	42,232,670
Hewlett Packard Enterprise Co.	76,990	1,261,096
HP, Inc.	85,614	1,689,164
NetApp, Inc.	13,627	888,481
Seagate Technology PLC	14,057	654,494
Western Digital Corp.	15,671	788,251
Xerox Corp.	11,250	347,625
		47,861,781

Tobacco-0.97%

Altria Group, Inc.	101,664	5,328,210
Philip Morris International Inc.	84,105	7,312,089
		12,640,299

Trading Companies & Distributors-0.18%

Fastenal Co.	15,534	977,710
United Rentals, Inc. (b)	4,350	585,467
W.W. Grainger, Inc.	2,468	752,172
		2,315,349

Trucking-0.04%

JB Hunt Transport Services, Inc.	4,705	506,587

Water Utilities-0.08%

American Water Works Co., Inc.	9,808	996,689
Total Common Stocks & Other Equity Interests (Cost $621,511,453)		1,265,328,811

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco S&P 500 Index Fund

	Shares	Value
Money Market Funds-3.27%

Invesco Government & Agency Portfolio-Institutional Class, 2.30%(e)	14,984,089	$14,984,089
Invesco Liquid Assets Portfolio-Institutional Class, 2.51%(e)	10,701,017	10,704,227
Invesco Treasury Portfolio-Institutional Class, 2.29%(e)	17,124,673	17,124,673
Total Money Market Funds (Cost $42,811,177)		42,812,989
TOTAL INVESTMENTS IN SECURITIES-99.93% (Cost $664,322,630)		1,308,141,800
OTHER ASSETS LESS LIABILITIES-0.07%		891,534
NET ASSETS-100.00%		$1,309,033,334

Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of February 28, 2019 represented less than 1% of the Fund’s Net Assets. See Note 5.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Portfolio Composition

By sector, based on Net Assets

as of February 28, 2019

Information Technology	19.93%
Health Care	14.31
Financials	12.89
Communication Services	9.76
Consumer Discretionary	9.56
Industrials	9.47
Consumer Staples	6.92
Energy	5.20
Utilities	3.15
Real Estate	2.88
Materials	2.59
Money Market Funds, Plus Other Assets Less Liabilities	3.34

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	323	March-2019	$44,972,905	$3,800,565	$3,800,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $620,949,897)	$1,264,898,196
Investments in affiliates, at value (Cost $43,372,733)	43,243,604
Cash	194,513
Receivable for:
Investments sold	3,048
Fund shares sold	1,238,161
Dividends	2,722,996
Investment for trustee deferred compensation and retirement plans	79,894
Other assets	42,496
Total assets	1,312,422,908

Liabilities:

Other investments:
Variation margin payable - futures contracts	167,314
Payable for:
Fund shares reacquired	2,302,160
Accrued fees to affiliates	633,507
Accrued trustees’ and officers’ fees and benefits	5,368
Accrued other operating expenses	189,509
Trustee deferred compensation and retirement plans	91,716
Total liabilities	3,389,574
Net assets applicable to shares outstanding	$1,309,033,334

Net assets consist of:

Shares of beneficial interest	$675,580,745
Distributable earnings	633,452,589
$1,309,033,334

Net Assets:

Class A	$858,352,304
Class C	$273,791,300
Class Y	$172,131,019
Class R6	$4,758,711

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	28,761,064
Class C	9,509,234
Class Y	5,699,093
Class R6	157,530
Class A:
Net asset value per share	$29.84
Maximum offering price per share (Net asset value of $29.84 ÷ 94.50%)	$31.58

Class C:
Net asset value and offering price per share	$28.79

Class Y:
Net asset value and offering price per share	$30.20

Class R6:
Net asset value and offering price per share	$30.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco S&P 500 Index Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Dividends	$12,482,251
Dividends from affiliates (includes securities lending income of $3,484)	356,002
Total investment income	12,838,253

Expenses:

Advisory fees	743,960
Administrative services fees	130,219
Custodian fees	15,662
Distribution fees:
Class A	947,106
Class C	1,575,580
Transfer agent fees – A, C and Y	720,557
Transfer agent fees – R6	1,524
Trustees’ and officers’ fees and benefits	18,627
Registration and filing fees	44,738
Licensing fees	123,993
Reports to shareholders	41,424
Professional services fees	34,364
Other	30,886
Total expenses	4,428,640
Less: Fees waived and expense offset arrangement(s)	(18,664)
Net expenses	4,409,976
Net investment income	8,428,277

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	6,578,895
Futures contracts	(2,391,082)
4,187,813
Change in net unrealized appreciation (depreciation) of:
Investment securities	(56,165,869)
Futures contracts	2,575,660
(53,590,209)
Net realized and unrealized gain (loss)	(49,402,396)
Net increase (decrease) in net assets resulting from operations	$(40,974,119)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018
Operations:

Net investment income	$8,428,277	$13,833,295
Net realized gain	4,187,813	28,129,383
Change in net unrealized appreciation (depreciation)	(53,590,209)	162,674,203
Net increase (decrease) in net assets resulting from operations	(40,974,119)	204,636,881

Distributions to shareholders from distributable earnings(1) :

Class A	(17,931,692)	(9,069,459)
Class B	-	(8,313)
Class C	(5,722,932)	(2,178,576)
Class Y	(3,847,793)	(2,294,947)
Class R6	(108,124)	(5,812)
Total distributions to shareholders from distributable earnings	(27,610,541)	(13,557,107)

Share transactions-net:

Class A	94,214,529	25,874,696
Class B	-	(1,675,552)
Class C	(50,892,616)	22,566,167
Class Y	25,527,338	(14,506,640)
Class R6	776,331	3,724,262
Net increase in net assets resulting from share transactions	69,625,582	35,982,933
Net increase in net assets	1,040,922	227,062,707

Net assets:

Beginning of period	1,307,992,412	1,080,929,705
End of period	$1,309,033,334	$1,307,992,412

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco S&P 500 Index Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

17	Invesco S&P 500 Index Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce theFund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be

18	Invesco S&P 500 Index Fund

purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $15,609.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

19	Invesco S&P 500 Index Fund

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

For the six months ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $46,146in front-end sales commissions from the sale of Class A shares and $4,577 and $13,240 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,265,328,811	$-	$-	$1,265,328,811
Money Market Funds	42,812,989	-	-	42,812,989
Total Investments in Securities	1,308,141,800	-	-	1,308,141,800

Other Investments -Assets*
Futures Contracts	3,800,565	-	-	3,800,565
Total Investments	$1,311,942,365	$-	$-	$1,311,942,365

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

20	Invesco S&P 500 Index Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts - Exchange-Traded(a)	$3,800,565
Derivatives not subject to master netting agreements	(3,800,565)
Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized (Loss):
Futures contracts	$(2,391,082)
Change in Net Unrealized Appreciation:
Futures contracts	2,575,660
Total	$184,578

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$30,574,215

NOTE 5–Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the six months ended February 28, 2019.

	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 02/28/19	Dividend Income
Invesco Ltd.	$514,583	$17,966	$-	$(101,934)	$-	$430,615	$13,114

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,055.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

21	Invesco S&P 500 Index Fund

NOTE 9–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $60,005,671 and $18,312,900, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis
Aggregate unrealized appreciation of investments	$651,456,364
Aggregate unrealized (depreciation) of investments	(24,450,215)
Net unrealized appreciation of investments	$627,006,149

Cost of investments for tax purposes is $684,936,216.

NOTE 11–Share Information

	Summary of Share Activity
	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount
Sold:

Class A	7,447,712	$217,617,773	4,805,626	$140,602,068
Class B(b)	-	-	1,571	43,156
Class C	1,737,326	48,582,138	2,491,828	70,190,318
Class Y	1,814,152	51,892,289	1,705,580	50,666,573
Class R6	38,195	1,118,413	143,776	4,429,414

Issued as reinvestment of dividends:

Class A	583,509	16,209,881	285,046	8,195,074
Class B(b)	-	-	282	7,941
Class C	189,856	5,098,093	69,675	1,937,663
Class Y	108,623	3,052,301	66,773	1,941,093
Class R6	3,784	106,330	194	5,635

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	45,012	1,397,621
Class B	-	-	(46,623)	(1,397,621)

22	Invesco S&P 500 Index Fund

	Summary of Share Activity
	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(4,719,418)	(139,613,125)	(4,267,693)	(124,320,067)
Class B(b)	-	-	(11,873)	(329,028)
Class C	(3,781,120)	(104,572,847)	(1,761,326)	(49,561,814)
Class Y	(997,664)	(29,417,252)	(2,249,589)	(67,114,306)
Class R6	(15,064)	(448,412)	(23,773)	(710,787)
Net increase in share activity	2,409,891	$69,625,582	1,254,486	$35,982,933

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 12–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$31.63	$0.22	$(1.32)	$(1.10)	$(0.42)	$(0.27)	$(0.69)	$29.84	(3.31)%	$858,352	0.55	%(d)	0.55	%(d)	1.52	%(d)	1%
Year ended 08/31/18	26.93	0.38	4.69	5.07	(0.37)	-	(0.37)	31.63	18.96	805,009	0.57		0.57		1.30		4
Year ended 08/31/17	23.60	0.38	3.26	3.64	(0.31)	-	(0.31)	26.93	15.55	661,887	0.58		0.58		1.52		4
Year ended 08/31/16	21.42	0.36	2.16	2.52	(0.34)	-	(0.34)	23.60	11.89	600,869	0.59		0.59		1.62		6
Year ended 08/31/15	21.69	0.32	(0.33)	(0.01)	(0.26)	-	(0.26)	21.42	(0.05)	534,656	0.58		0.58		1.44		4
Year ended 08/31/14	17.67	0.29	4.01	4.30	(0.28)	-	(0.28)	21.69	24.54 (e)	557,688	0.59	(e)	0.59	(e)	1.45	(e)	5
Class C
Six months ended 02/28/19	30.43	0.11	(1.26)	(1.15)	(0.22)	(0.27)	(0.49)	28.79	(3.65)	273,791	1.31	(d)	1.31	(d)	0.76	(d)	1
Year ended 08/31/18	25.95	0.17	4.51	4.68	(0.20)	-	(0.20)	30.43	18.11 (f)	345,823	1.29	(f)	1.29	(f)	0.58	(f)	4
Year ended 08/31/17	22.77	0.19	3.14	3.33	(0.15)	-	(0.15)	25.95	14.71 (f)	274,100	1.31	(f)	1.31	(f)	0.79	(f)	4
Year ended 08/31/16	20.70	0.19	2.08	2.27	(0.20)	-	(0.20)	22.77	11.05 (f)	222,221	1.32	(f)	1.32	(f)	0.89	(f)	6
Year ended 08/31/15	20.99	0.15	(0.32)	(0.17)	(0.12)	-	(0.12)	20.70	(0.81)	164,876	1.33		1.33		0.69		4
Year ended 08/31/14	17.12	0.13	3.89	4.02	(0.15)	-	(0.15)	20.99	23.59	124,452	1.35		1.35		0.69		5
Class Y
Six months ended 02/28/19	32.04	0.26	(1.34)	(1.08)	(0.49)	(0.27)	(0.76)	30.20	(3.18)	172,131	0.31	(d)	0.31	(d)	1.76	(d)	1
Year ended 08/31/18	27.26	0.46	4.75	5.21	(0.43)	-	(0.43)	32.04	19.29	152,974	0.32		0.32		1.55		4
Year ended 08/31/17	23.88	0.45	3.29	3.74	(0.36)	-	(0.36)	27.26	15.83	143,171	0.33		0.33		1.77		4
Year ended 08/31/16	21.67	0.42	2.18	2.60	(0.39)	-	(0.39)	23.88	12.15	87,687	0.34		0.34		1.87		6
Year ended 08/31/15	21.94	0.38	(0.34)	0.04	(0.31)	-	(0.31)	21.67	0.17	48,047	0.33		0.33		1.69		4
Year ended 08/31/14	17.87	0.34	4.05	4.39	(0.32)	-	(0.32)	21.94	24.83	24,870	0.35		0.35		1.69		5
Class R6
Six months ended 02/28/19	32.05	0.27	(1.34)	(1.07)	(0.50)	(0.27)	(0.77)	30.21	(3.15)	4,759	0.26	(d)	0.26	(d)	1.81	(d)	1
Year ended 08/31/18	27.28	0.48	4.75	5.23	(0.46)	-	(0.46)	32.05	19.33	4,186	0.29		0.29		1.58		4
Year ended 08/31/17(g)	25.85	0.20	1.23	1.43	-	-	-	27.28	5.53	284	0.26	(h)	0.26	(h)	1.84	(h)	4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $773,286, $317,729, $154,963 and $4,230 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2014
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97%, 0.98% and 0.98% for the years ended August 31, 2018, August 31, 2017 and August 31, 2016, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

23	Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$966.90	$2.68	$1,022.07	$2.76	0.55%
Class C	1,000.00	963.50	6.38	1,018.30	6.56	1.31
Class Y	1,000.00	968.20	1.51	1,023.26	1.56	0.31
Class R6	1,000.00	968.50	1.27	1,023.51	1.30	0.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24	Invesco S&P 500 Index Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-SPI-SAR-1	04262019 1341

Semiannual Report to Shareholders	February 28, 2019

Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ∎ C: ISHCX ∎ Y: ISHYX ∎ R5: ISHFX ∎ R6: ISHSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
19	Financial Statements
22	Notes to Financial Statements
29	Financial Highlights
30	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.58%
Class C Shares	1.20
Class Y Shares	1.71
Class R5 Shares	1.71
Class R6 Shares	1.81
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	0.88
Custom Invesco Short Duration High Yield Municipal Index▪ (Style-Specific Index)	1.07
Lipper High Yield Municipal Debt Funds Index♦ (Peer Group Index)	1.06
Source(s): ▼ RIMES Technologies Corp.; ▪Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high yield municipal debt funds tracked by Lipper.
The S&P Municipal Bond Short Index is considered representative of US municipal bonds with maturities between six months and four years.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.80%
1 Year	1.16

Class C Shares*
Inception (9/30/15)	3.78%
1 Year	2.00

Class Y Shares
Inception (9/30/15)	4.86%
1 Year	4.03

Class R5 Shares
Inception (9/30/15)	4.86%
1 Year	3.93

Class R6 Shares
Inception	4.76%
1 Year	4.03
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.86%, 1.61%, 0.61%, 0.61% and 0.61% respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.54%
1 Year	-0.55

Class C Shares
Inception (9/30/15)	3.56%
1 Year	0.15

Class Y Shares
Inception (9/30/15)	4.64%
1 Year	2.26

Class R5 Shares
Inception (9/30/15)	4.64%
1 Year	2.16

Class R6 Shares
Inception	4.54%
1 Year	2.26

shares was 1.06%, 1.81%, 0.81%, 0.82% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2019. See current prospectus for more information.

3	Invesco Short Duration High Yield Municipal Fund

Letters to Shareholders
Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives.

On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

4	Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

February 28, 2019

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-103.23%
Alabama-1.10%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$ 1,648,605
Black Belt Energy Gas District (The); Series 2018 B-1, Gas Prepay Floating Rate RB (1 mo. USD LIBOR + 0.90%)(a)(b)	2.57%	12/01/2023	1,500	1,469,700
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB (c)	5.50%	01/01/2028	90	73,340
Southeast Alabama Gas Supply District (The) (No. 1); Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.90%)(a)(b)	2.57%	04/01/2024	750	742,612
Series 2018 C, Gas Supply Floating Rate RB (SIFMA Municipal Swap Index + 0.65%)(a)(b)	2.39%	04/01/2024	250	250,013
				4,184,270

Alaska-0.10%
Northern Tobacco Securitization Corp.; Series 2006 A, Tobacco Settlement Asset-Backed RB	4.63%	06/01/2023	395	395,070

American Samoa-0.26%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. General RB	6.25%	09/01/2029	1,000	1,001,400

Arizona-3.89%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. Education RB (d)	5.00%	07/01/2022	1,500	1,542,420
Series 2017, Ref. Education RB (d)	6.00%	07/01/2037	940	999,352
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB (d)	5.00%	07/01/2026	500	535,055
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A, Ref. Education RB (d)	4.38%	07/01/2029	1,000	983,230
Series 2017 A, Ref. Education RB (d)	5.00%	07/01/2032	500	505,785
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, Education RB (d)	4.75%	12/15/2028	395	401,138
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, Education RB (d)	5.00%	07/15/2028	1,000	1,052,760
Glendale (City of) Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	3.60%	07/01/2023	720	721,793
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	328,749
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	3,000	3,057,720
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB (d)	5.00%	07/01/2035	1,000	1,028,860
Pima (County of) Industrial Development Authority (American Leadership Academy); Series 2015, Ref. Education Facility RB (d)	4.60%	06/15/2025	415	424,449
Series 2015, Ref. Education Facility RB (d)	5.38%	06/15/2035	1,000	1,033,520
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB (d)	4.13%	07/01/2026	1,225	1,199,912

Tempe (City of) Industrial Development Authority (Mirabella at ASU); Series 2017 B, RB (d)	4.00%	10/01/2023	1,000	1,004,530
				14,819,273

California-3.40%
Bay Area Toll Authority (San Francisco Bay Area); Series 2007 E-3, Toll Bridge Floating Rate RB (SIFMA Municipal Swap Index + 0.70%)(a)(b)	2.44%	10/01/2019	2,000	2,000,640
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, Charter School Lease RB (d)	5.00%	06/01/2028	430	466,382
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services Southern California, LLC); Series 2016, Solid Waste Disposal RB (d)(e)	7.00%	12/01/2027	710	686,542
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015A-1, Solid Waste Disposal RB (e)	3.38%	07/01/2025	2,000	2,086,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, Educational Facilities RB	5.25%	06/01/2032	$1,000	$1,028,700
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $500,000)(d)	5.00%	06/01/2022	445	448,409
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (d)	4.00%	06/01/2021	405	410,702
Series 2016, Ref. RB (d)	4.00%	06/01/2026	500	523,900
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2018 A, RB (d)	5.25%	12/01/2038	1,790	1,963,916
California (State of) Statewide Communities Development Authority (NCCD—Hooper Street LLC—California College of the Arts); Series 2019, College Housing RB (d)	5.00%	07/01/2029	900	994,311
California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.60%	06/01/2036	1,000	1,000,530
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	90,210
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	265	264,918
San Diego Tobacco Settlement Revenue Funding Corp.; Series 2018 C, Ref. Tobacco Settlement Sub. RB	4.00%	06/01/2032	975	983,941
				12,949,661

Colorado-7.33%

Amber Creak Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	750	745,433
Arista Metroplitan District; Series 2018 A, Ref. & Improvement Limited Special Tax GO Bonds	4.38%	12/01/2028	500	505,705
Series 2018 A, Ref. & Improvement Limited Special Tax GO Bonds	5.00%	12/01/2038	1,240	1,261,402
Arkansas River Power Authority; Series 2006, Power Improvement RB (f)	5.88%	10/01/2021	1,000	1,062,040
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. Special Tax Allocation RB (d)	5.00%	12/01/2029	1,500	1,585,965
City & County of Denver CO Airport System Revenue; Series 2018 A, Sub. Airport System RB (e)(g)	5.00%	12/01/2029	1,500	1,796,595
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. Limited Tax GO Bonds	4.38%	12/01/2032	790	791,098
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 A, Ref. Hospital RB	5.00%	05/15/2025	525	572,171
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2026	475	520,595
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB (d)	5.00%	12/01/2025	150	152,658
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.50%	01/15/2030	1,500	1,554,255
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. & Improvement Limited Tax GO Bonds	5.63%	12/01/2032	1,000	1,050,760
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	522,765
Cornerstar Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	3.50%	12/01/2021	178	180,035
Denver (City & County of); Series 2016, Ref. Airport System Floating Rate RB (1 mo. USD LIBOR + 0.86%)(a)(b)	2.60%	11/15/2019	880	881,082
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB (e)	5.00%	10/01/2032	1,500	1,594,710
Denver Gateway Center Metropolitan District; Series 2018 A, Limited Tax GO Bonds	5.50%	12/01/2038	1,375	1,407,051
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, Special RB	3.63%	12/01/2021	703	714,663
Godding Hollow Metropolitan District (In The Town of Frederick); Series 2018, Limited Tax GO Bonds	6.50%	12/01/2034	1,000	1,010,150
Grandby Ranch Metropolitan District; Series 2018, Ref. Limited Tax GO Bonds (d)	4.88%	12/01/2028	965	962,337
Neu Towne Metropolitan District; Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.13%	12/01/2031	1,500	1,473,060
North Park Metropolitan District No. 1; Series 2018 A-2, Special RB	5.13%	12/01/2028	1,500	1,547,745
Plaza Metropolitan District No. 1; Series 2013, Ref. Tax Allocation RB (d)	5.00%	12/01/2040	1,465	1,508,159
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB (d)	4.13%	12/15/2027	965	970,182
Solaris Metropolitan District No. 3; Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,019,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2037	$ 100	$106,172
Series 2017 A-2, Unlimited Tax GO Bonds	5.00%	12/01/2037	200	212,344
Sterling Ranch Community Authority Board; Series 2017 A, Sr. Supported and Special RB	5.00%	12/01/2030	1,750	1,775,147
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, CAB Limited Tax GO Bonds (h)	0.00%	12/01/2037	1,487	408,345
				27,892,034

Connecticut-1.19%
Connecticut (State of); Series 2018 C, Unlimited Tax GO Bonds	5.00%	06/15/2027	1,000	1,164,300
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	3,280	3,357,769
				4,522,069

Delaware-0.75%

Millsboro (Town of), Delaware (Plantation Lakes Special Development District); Series 2018, Special Obligation Bonds (d)	5.00%	07/01/2028	2,730	2,847,090

District of Columbia-0.78%

District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	4.13%	07/01/2027	1,365	1,383,305
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,575,960
				2,959,265

Florida-2.06%
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Sr. Housing RB (d)	3.75%	07/01/2019	495	495,361
Series 2015, Ref. Sr. Housing RB (d)	5.88%	07/01/2040	250	264,213
Capital Trust Agency Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 B, Sr. Living RB	4.00%	07/01/2028	750	744,382
Series 2018 B, Sr. Living RB	4.25%	07/01/2033	625	606,700
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB (d)	5.00%	07/01/2027	1,000	1,063,680
Florida Development Finance Corp. (Brightline Passenger Rail); Series 2017, Surface Transportation Facilitiy RB (a)(d)(e)	5.63%	01/01/2028	1,000	1,031,360
Lake (County of) Florida (Lakeside at Waterman Village); Series 2018 A, Retirement Community RB (d)	10.00%	10/31/2023	750	750,030
Lake Helen (City of) (Ivy Hawn Charter School of the Arts); Series 2018 A, Educational Facilities RB (d)	5.00%	07/15/2028	600	615,990
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	260	273,416
Miami-Dade (County of) Florida Industrial Development Authority (Waste Management, Inc.);
Series 2018 B, Solid Waste Disposal Floating Rate RB (SIFMA Municipal Swap Index + 0.80%)(a)(b)(e)	2.54%	11/01/2021	1,500	1,500,360
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB (d)	10.00%	12/28/2021	400	490,356
				7,835,848

Georgia-1.16%

Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB (d)	5.00%	06/15/2027	500	501,305
Main Street Natural Gas, Inc.; Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%)(a)(b)	2.42%	09/01/2023	2,865	2,840,533
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB (d)	5.00%	11/01/2023	1,000	1,084,040
				4,425,878

Idaho-0.26%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,000	1,008,350

Illinois-11.40%

Aurora (City of) (East River Area TIF No. 6); Series 2018 A, Ref. Tax Increment Allocation RB	5.00%	12/30/2027	1,335	1,346,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Aurora (City of) (River City TIF No. 3); Series 2018 B, Ref. Tax Increment Allocation RB	4.50%	12/30/2023	$1,000	$ 1,004,810
Bartlett (Village of) (Quarry Redevelopment); Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	1,165	1,137,949
Chicago (City of); Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	204,962
Series 2009 C, Unlimited Tax GO Bonds	4.60%	01/01/2025	655	656,323
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	100,241
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	112,016
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.63%	01/01/2029	1,000	1,137,700
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	1,500	1,679,055
Chicago (City of) Board of Education; Series 2011 A, Unlimited Tax GO Bonds	5.00%	12/01/2041	205	206,023
Series 2017 C, Ref. Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,064,960
Series 2018 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2023	2,000	2,116,800
Series 2018 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2026	2,000	2,143,720
Series 2018 E, Educational Purpose TAN, Floating Rate (1 mo. USD LIBOR + 0.67%)(a)(b)(d)	2.63%	03/29/2019	2,000	2,000,000
Hillside (Village of) (Mannheim Redevelopment); Series 2018, Sr. Lien Tax Increment Allocation RB	5.00%	01/01/2024	1,480	1,520,448
Series 2018, Sr. Lien Tax Increment Allocation RB	5.00%	01/01/2030	2,195	2,223,206
Illinois (State of); First Series 2001, Unlimited Tax GO Bonds (INS -NATL)(i)	6.00%	11/01/2026	1,000	1,149,640
Series 2013, GO Bonds	5.50%	07/01/2033	1,500	1,584,825
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2021	860	900,704
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2023	1,500	1,604,430
Series 2017 D, Unlimited Tax GO Bonds (g)(j)	5.00%	11/01/2023	2,250	2,406,645
Series 2018 A, Unlimited Tax GO Bonds	6.00%	05/01/2025	2,500	2,836,325
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, Charter School RB (d)	5.25%	12/01/2025	400	408,840
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	330	338,069
Series 2012, Ref. RB	5.75%	05/15/2046	1,500	1,531,845
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,185,468
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016 A, RB	6.20%	05/15/2030	685	635,344
Series 2016 A, RB	6.33%	05/15/2048	336	299,442
Series 2016 B, RB	5.63%	05/15/2020	189	179,094
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	5.25%	08/15/2023	720	734,054
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	2.75%	05/15/2019	395	395,225
Series 2015, Ref. RB	5.00%	05/15/2025	250	267,125
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	1,999,960
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,795	1,803,580
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2012 B, RB	5.00%	12/15/2020	545	565,563
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	371	372,109
Regional Transportation Authority; Series 2018 B, RB (g)	5.00%	06/01/2030	3,000	3,525,960
				43,379,422

Indiana-0.97%

Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB (d)	6.63%	01/15/2034	500	526,350
Carmel (City of) (Barrington Carmel); Series 2012 A, RB	7.00%	11/15/2027	1,120	896,000
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. Educational Facilities RB (d)	5.50%	07/01/2028	750	771,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana-(continued)

Indiana Bond Bank; Series 2007 B-1, Special Program Gas Floating Rate RB (3 mo. USD LIBOR + 0.97%)(b)	2.84%	10/15/2022	$1,500	$1,500,180
				3,694,227

Iowa-1.29%

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	1,000	1,061,420
Series 2013, Midwestern Disaster Area RB (d)	5.88%	12/01/2026	460	483,382
Series 2013, Ref. Midwestern Disaster Area RB (a)	5.25%	12/01/2033	1,540	1,603,694
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(a)(b)(d)	2.32%	01/04/2024	550	550,011
Iowa (State of) Finance Authority (Lifespace Communities Inc.); Series 2018 A, RB	4.13%	05/15/2038	1,250	1,214,088
				4,912,595

Kansas-1.23%

Lenexa (City of) (Lakeview Village, Inc.); Series 2018 A, Ref. Health Care Facilities RB	5.00%	05/15/2027	1,440	1,559,592
Wichita (City of) (Kansas Masonic Home); Series 2016II-A, Health Care Facilities RB	4.25%	12/01/2024	500	508,900
Series 2016II-A, Health Care Facilities RB	5.00%	12/01/2031	550	565,961
Series 2016II-A, Health Care Facilities RB	5.25%	12/01/2036	1,000	1,034,620
Wichita (City of) (Presbyterian Manors, Inc.); Series 2018 I, Ref. Health Care Facilities RB	5.00%	05/15/2028	935	995,195
				4,664,268

Kentucky-2.58%

Ashland Kentucky (Ashland Hospital Corp. d/b/a King’s Daughters Medical Center); Series 2016 A, Ref. RB	5.00%	02/01/2029	1,000	1,110,110
Series 2016 A, Ref. RB	5.00%	02/01/2030	555	612,204
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. Hospital RB	5.00%	02/01/2026	855	931,864
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016A, Ref. RB	5.00%	05/15/2021	765	795,447
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, Sr. RB	5.00%	07/01/2032	1,000	1,097,930
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2015, Ref. Hospital RB	5.00%	06/01/2019	1,040	1,046,365
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010-A, Hospital RB	5.00%	06/01/2019	2,000	2,012,240
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	612,774
Kentucky (State of) Public Energy Authority; Series 2018 B, Gas Supply RB (a)	4.00%	01/01/2025	1,500	1,610,505
				9,829,439

Louisiana-1.25%

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish Gomesha Project); Series 2018, Ref. RB (d)	5.38%	11/01/2038	2,000	2,029,200
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2035	2,500	2,709,900
				4,739,100

Maine-0.52%

Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	855	860,771
Series 2011, RB	7.50%	07/01/2032	1,000	1,106,240
				1,967,011

Maryland-1.02%

Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	4.00%	09/01/2027	425	436,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-(continued)
Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB (d)	4.00%	02/15/2028	$ 500	$508,495
Howard (County of) (Vantage House Facility); Series 2016, Ref. Retirement Community RB	5.00%	04/01/2021	250	255,112
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2021	375	382,650
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB (d)	5.00%	07/01/2027	400	416,556
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. Air Cargo RB (d)(e)	4.00%	07/01/2024	1,805	1,891,947
				3,891,350

Massachusetts-0.20%
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	751,315

Michigan-2.65%
Detroit (City of); Series 2018, Unlimited Tax GO Bonds	5.00%	04/01/2023	1,000	1,067,560
Series 2018, Unlimited Tax GO Bonds	5.00%	04/01/2026	1,000	1,092,220
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	2,400	2,364,600
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	2,000	2,042,020
Summit Academy North; Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,585	1,587,314
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016A, Ref. Limited Tax Obligation RB (d)	5.00%	07/01/2026	1,835	1,918,474
				10,072,188

Minnesota-3.12%
Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	170	169,796
Deephaven (City of) (Seven Hills Preparatory Academy); Series 2017, Charter School Lease RB	4.38%	10/01/2027	250	245,350
Series 2017, Charter School Lease RB	5.00%	10/01/2037	1,000	992,790
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	484,528
St. Louis Park (City of), Minnesota (Place Via Sol Project); Series 2018, Ref. RB (a)(d)	6.00%	07/01/2027	2,000	2,012,800
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens); Series 2012, Ref. Tax Increment Allocation RB	5.00%	09/01/2026	1,000	1,031,380
Series 2012, Ref. Tax Increment Allocation RB	5.00%	03/01/2029	935	960,853
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	305,307
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, Charter School Lease RB	5.50%	09/01/2043	1,000	1,017,970
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.00%	09/01/2026	1,000	1,063,520
St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus); Series 2018, Ref. RB	4.00%	10/01/2031	250	243,240
Series 2018, Ref. RB	4.13%	10/01/2033	250	243,440
St. Paul Park (City of) (Presbyterian Homes Bloomington); Series 2017, Ref. Sr. Housing & Health Care RB	3.80%	09/01/2029	350	358,547
Series 2017, Ref. Sr. Housing & Health Care RB	3.90%	09/01/2030	565	579,611
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2031	585	601,854
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2032	400	410,112
Series 2017, Ref. Sr. Housing & Health Care RB	4.10%	09/01/2033	500	512,855
West St. Paul (City of) (Walker Westwood Ridge Campus); Series 2017, Ref. Housing & Health Care Facilities RB	4.00%	11/01/2030	650	657,559
				11,891,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi-0.63%

Jackson (County of) Mississippi (Chevron U.S.A., Inc.); Series 1993, Ref. VRD RB (k)	1.60%	06/01/2023	$2,400	$2,400,000

Missouri-2.86%

Boone (County of) (Boone Hospital Center); Series 2016, Ref. Hospital RB	5.00%	08/01/2028	1,685	1,846,810
I-470 Western Gateway Transportation Development District; Series 2019 A, RB (d)	4.50%	12/01/2029	1,005	1,007,392
Kansas City (City of) Industrial Development Authority; Series 2016A, Ref. Sales Tax RB (d)	4.25%	04/01/2026	495	498,901
Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016A, Ref. Sr. Sales Tax RB (d)	5.00%	04/01/2036	2,000	2,015,320
Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, Tax Allocation RB (d)	4.38%	02/01/2031	1,000	1,009,900
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.00%	05/15/2024	1,500	1,630,515
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	3.88%	11/15/2029	705	723,154
St. Louis (County of) Industrial Development Authority (Friendship Village West County);
Series 2018 A, Senior Living Facilities RB	5.00%	09/01/2025	1,000	1,081,600
Series 2018 A, Senior Living Facilities RB	5.00%	09/01/2026	1,000	1,085,740
				10,899,332

Nebraska-0.54%

Central Plains Energy Project; Series 2014, Gas Supply RB (a)	5.00%	12/01/2019	2,000	2,042,100

Nevada-0.42%

Director of the State of Nevada Department of Business & Industry (Somerset Academy); Series 2018 A, RB (d)	4.50%	12/15/2029	750	756,503
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB (d)	5.00%	07/15/2027	335	351,914
Series 2017 A, RB (d)	5.00%	07/15/2037	500	507,865
				1,616,282

New Hampshire-0.39%

National Finance Authority (Convanta); Series 2018 A, Ref. Resource Recovery RB (d)(e)	4.00%	11/01/2027	1,500	1,498,845

New Jersey-7.96%

New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS - NATL)(g)(i)(j)	5.50%	09/01/2022	3,000	3,313,710
Series 2012 II, Ref. School Facilities Construction RB	5.00%	03/01/2023	1,500	1,606,455
Series 2012, Ref. RB	5.00%	06/15/2025	600	644,682
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,663,095
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB (e)	5.25%	09/15/2029	3,000	3,259,020
Series 2012, Special Facility RB (e)	5.75%	09/15/2027	200	220,230
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.); Series 2012 C, RB	5.00%	07/01/2022	390	389,735
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	1,000	920,270
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 1.60%)(b)	3.34%	03/01/2028	1,000	994,870
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2018 B, Ref. Sr. Student Loan RB (e)	5.00%	12/01/2026	1,000	1,161,630
Series 2018 B, Ref. Sr. Student Loan RB (e)	5.00%	12/01/2027	1,000	1,171,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)

New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, Transportation System CAB RB (h)	0.00%	12/15/2028	$ 715	$ 498,298
Series 2008 A, Transportation System CAB RB (h)	0.00%	12/15/2035	1,000	480,860
Series 2009 A, Transportation System CAB RB (h)	0.00%	12/15/2032	1,465	826,582
Series 2013 AA, Transportation Program RB	5.25%	06/15/2031	1,150	1,234,467
Series 2014, Transportation Program Floating Rate Notes (SIFMA Municipal Swap Index + 1.20%)(a)(b)	2.94%	12/15/2021	2,000	2,017,100
Series 2018 A, Ref. Federal Highway Reimbursement RN (g)	5.00%	06/15/2029	1,000	1,125,000
Series 2018 A, Ref. Federal Highway Reimbursement RN (g)	5.00%	06/15/2030	2,000	2,234,240
Series 2018 A, Ref. Federal Highway Reimbursement RN	5.00%	06/15/2031	2,000	2,219,620
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,122,050
Salem (County of) Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR (e)	5.00%	12/01/2023	3,000	3,178,740
				30,281,744

New York-4.81%

Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB (d)(e)	3.75%	01/01/2020	130	131,136
Metropolitan Transportation Authority; Subseries 2014 D-2, Floating Rate RB (SIFMA Municipal Swap Index + 0.45%)(a)(b)	2.19%	11/15/2022	2,500	2,474,525
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	1,000	1,023,630
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	255	255,672
Nassau County Tobacco Settlement Corp.; Series 2006A-2, Sr. Asset-Backed Conv. CAB RB (l)	5.25%	06/01/2026	1,000	1,000,160
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. Consolidated RB (e)(g)	5.00%	09/15/2029	2,250	2,692,665
New York (City of);
Subseries 2012 G-7, VRD Unlimited Tax GO Bonds (LOC-MUFG Bank, Ltd.)(k)(m)	1.58%	04/01/2042	3,050	3,050,000
Subseries 2015 F-5, VRD Unlimited Tax GO Bonds (k)	1.55%	06/01/2044	650	650,000
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (e)	5.00%	08/01/2026	2,900	3,038,185
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2027	1,000	1,011,550
Series 2013 A, RB	5.00%	07/01/2032	1,000	985,590
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels); Series 2018 D, General Floating Rate RB (1 mo. USD SOFR + 0.50%)(a)(b)	2.10%	10/01/2020	2,000	2,002,220
				18,315,333

North Dakota-0.27%

Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	4.38%	04/15/2026	1,000	1,011,430

Ohio-4.81%

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	800	742,240
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	955	894,520
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2030	3,975	3,752,519
Butler (County of) Port Authority (Storypoint Fairfield); Sr. Series 2017 A-1, RB (d)	6.25%	01/15/2034	1,000	1,029,280
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB (e)	5.38%	09/15/2027	200	200,442
Cuyahoga (County of) (Metrohealth System); Series 2017, Ref. Hospital RB	5.00%	02/15/2031	2,500	2,747,750
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	2,950	3,251,932
Lucas (County of), Ohio (ProMedica Healthcare System); Series 2018 A, Ref. Hospital RB	5.00%	11/15/2019	1,160	1,182,481
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	379,031
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (e)	5.00%	12/31/2025	340	378,053
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D, Ref. PCR (a)	4.25%	09/15/2021	1,975	1,975,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)

Ohio (State of) Air Quality Development Authority (Pratt Paper LLC);
Series 2017, Exempt Facility RB (d)(e)	3.75%	01/15/2028	$1,250	$ 1,278,087
Series 2017, Exempt Facility RB (d)(e)	4.25%	01/15/2038	250	255,365
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016A-1, RB (d)	6.13%	01/15/2034	225	229,831
				18,296,531

Oklahoma-1.28%

Comanche (County of) Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	475	487,621
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,078,760
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB (c)	5.25%	01/01/2022	375	243,750
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016B-2, RB	4.75%	11/01/2023	1,470	565,950
Tulsa (City of) Municipal Airport Trust; Series 2000 B, Ref. RB (e)	5.50%	06/01/2035	2,000	2,140,840
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (a)(e)	5.00%	06/01/2025	340	367,968
				4,884,889

Pennsylvania-2.70%

Allentown Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, Tax RB (d)	5.00%	05/01/2023	750	800,333
Series 2018, Tax RB (d)	5.00%	05/01/2028	1,250	1,394,737
Commonwealth Financing Authority; Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2026	1,000	1,170,730
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2030	1,300	1,326,975
Geisinger Authority (Geisinger Health System Foundation); Series 2013 A, VRD Health System RB (k)	1.53%	10/01/2043	2,000	2,000,000
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 C, Floating Rate RB (SIFMA Municipal Swap Index + 0.72%)(a)(b)	2.46%	09/01/2023	1,000	1,000,650
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,541,475
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2032	1,000	1,040,680
				10,275,580

Puerto Rico-6.96%

Children’s Trust Fund;
Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	850	858,220
Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	3,220	3,253,005
Puerto Rico (Commonwealth of); Series 2006A, Public Improvement Unlimited Tax GO Bonds (INS -AGC) (CPI RATE + 1.02%)(i)(n)	3.48%	07/01/2020	1,500	1,500,780
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, Sr. Lien Conv. CAB RB (l)	6.13%	07/01/2024	3,000	3,067,500
Series 2008 A, Sr. Lien RB	6.00%	07/01/2038	500	501,250
Series 2008 A, Sr. Lien RB	6.00%	07/01/2044	1,000	1,002,500
Series 2012 A, Sr. Lien RB	5.00%	07/01/2021	795	796,988
Series 2012 A, Sr. Lien RB	5.25%	07/01/2029	2,880	2,872,800
Series 2012 A, Sr. Lien RB	5.25%	07/01/2042	2,000	1,970,000
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2004 PP, Ref. RB (INS -NATL)(i)	5.00%	07/01/2023	1,500	1,509,675
Series 2007 TT, RB	5.00%	07/01/2032	1,990	1,365,637
Series 2007 TT, RB (c)	5.00%	07/01/2037	500	343,125
Series 2007 VV, Ref. RB (INS-NATL)(i)	5.25%	07/01/2030	1,000	1,070,210
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS - NATL)(i)	6.00%	07/01/2024	500	514,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico-(continued)

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, CAB RB (h)	0.00%	07/01/2024	$3,500	$ 2,903,460
Series 2018 A-1, CAB RB (h)	0.00%	07/01/2027	1,000	726,800
Series 2018 A-1, RB	4.50%	07/01/2034	2,250	2,252,812
				26,509,562

Rhode Island-0.15%

Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	554,110

South Carolina-0.47%

South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2027	1,655	1,779,655

Tennessee-2.00%

Bristol (City of) Industrial Development Board (Pinnacle);
Series 2016B, CAB Sales Tax RB (d)(h)	0.00%	12/01/2020	750	690,997
Series 2016B, CAB Sales Tax RB (d)(h)	0.00%	12/01/2021	250	218,575
Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	760	759,795
Memphis (City of) & Shelby (County of) Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	4.75%	07/01/2027	650	679,978
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.50%	07/01/2037	350	370,815
Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, Tax Increment Development RB (d)	4.50%	06/01/2028	750	789,300
Series 2018, Tax Increment RB (d)	5.13%	06/01/2036	1,000	1,054,500
Nashville (City of) & Davidson (County of) Health and Educational Facilities Board of Metropolitan Government (Trousdale Roundation Properties); Series 2018 A, Sr. Living RB (d)	5.25%	04/01/2028	2,000	2,025,060
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2016 A, Ref. RB (d)	5.00%	09/01/2024	1,000	1,007,150
				7,596,170

Texas-7.23%

Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016A, Education RB	5.00%	06/15/2036	700	704,893
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, Education RB	5.75%	08/15/2033	2,000	2,079,500
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	471,073
Houston (City of) Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref. RB (e)	5.00%	07/15/2020	500	515,655
Houston (City of) Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB (e)	4.75%	07/01/2024	1,885	2,032,464
Houston (City of) Airport System (United Airlines, Inc. Terminal Improvement); Series 2015 B-2, Ref. RB (e)	5.00%	07/15/2020	1,000	1,033,490
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase); Series 2015, Special Assessment RB	5.38%	09/15/2035	450	448,771
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. Retirement Facility RB	5.00%	02/15/2035	650	658,352
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. Sr. Lien RB (d)(e)	4.63%	10/01/2031	2,500	2,561,725
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2024	1,650	1,735,041
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	1,500	1,549,110
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2017 A, Education RB (d)	3.63%	08/15/2022	800	794,480
Series 2017 S, Education RB (d)	4.25%	08/15/2027	610	609,128
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 B-1, TEMPS 80SM RB	3.25%	11/15/2022	385	378,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.); Series 2018, Education RB	4.25%	06/15/2028	$ 150	$151,686
Series 2018, Education RB	5.00%	06/15/2033	150	153,171
Series 2018, Education RB	5.00%	06/15/2038	250	253,073
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB (a)(d)(e)	7.25%	02/13/2020	2,000	2,061,860
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	223,762
Series 2014 A, Retirement Facility RB	7.50%	11/15/2034	100	111,883
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	335	319,888
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, TEMPS 50SM Retirement Facility RB	3.88%	11/15/2022	750	747,540
Series 2017, TEMPS 65SM Retirement Facility RB	4.50%	11/15/2023	750	752,310
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, Retirement Facility RB	6.00%	02/15/2031	1,000	1,070,300
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2018 A, Retirement Community RN (d)	10.00%	03/15/2023	750	745,815
Temple (City of); Series 2018 A, Incremental RB (d)	5.00%	08/01/2028	1,000	1,092,690
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	3,255	3,765,417
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.00%	08/15/2027	500	513,650
				27,535,255

Utah-1.84%
Murray (City of) (IHC Health Services, Inc.); Series 2003 D, Hospital VRD RB (k)	1.50%	03/05/2019	3,600	3,600,000
Salt Lake City (City of); Series 2017 A, Airport RB (e)(g)	5.00%	07/01/2036	3,000	3,397,680
				6,997,680

Virgin Islands-1.48%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (e)	5.00%	09/01/2022	1,320	1,362,200
Series 2014 A, Ref. Marine RB (e)	5.00%	09/01/2023	1,000	1,031,160
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	1,870	1,818,575
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, Electric System RB	4.00%	07/01/2021	1,500	1,436,250
				5,648,185

Virginia-0.27%
Hanover (County of) Economic Development Authority (Covenant Woods); Series 2018, Ref. Care Facility RB	5.00%	07/01/2038	250	264,815
Peninsula Town Center Community Development Authority; Series 2018, Ref. Special Obligation RB (d)	4.50%	09/01/2028	725	756,690
				1,021,505

Washington-1.28%
Seattle (City of); Series 2018 C-2, Ref. Municipal Light & Power Floating Rate RB (SIFMA Municipal Swap Index + 0.49%)(a)(b)	2.23%	11/01/2023	2,000	2,001,980
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(a)(b)	3.14%	01/01/2025	1,000	1,017,040
Washington (State of) Housing Finance Commission (Judson Park); Series 2018, Ref. Non-profit RB (d)	3.70%	07/01/2023	445	445,592
Series 2018, Ref. Non-profit RB (d)	5.00%	07/01/2038	385	398,490
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. Non-Profit RB (d)	4.50%	07/01/2028	965	990,100
				4,853,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia-0.77%
Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	$ 670	$661,303
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB (d)	4.50%	06/01/2027	975	968,312
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB (d)(e)	6.75%	02/01/2026	1,000	964,720
Series 2018, Solid Waste Disposal Facilities RB (d)(e)	8.75%	02/01/2036	320	322,045
				2,916,380

Wisconsin-5.60%
Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation Grant RB (d)	6.25%	08/01/2027	2,000	2,165,520
Series 2017, Limited Obligation Grant RB (d)	6.75%	08/01/2031	500	544,815
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB (d)	4.00%	03/01/2027	845	861,224
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2027	500	524,100
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,300,159
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (d)	6.25%	10/01/2031	2,000	2,109,240
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016A, RB (d)	5.00%	06/01/2025	650	682,988
Series 2016A, RB (d)	5.00%	06/01/2026	1,005	1,051,501
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB (d)	5.75%	11/01/2024	1,500	1,528,650
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB (d)	7.00%	06/01/2020	45	46,318
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, Sr. RB (d)	6.13%	01/01/2033	2,000	2,103,540
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. TEMPS 85SM Senior Living RB (d)	3.95%	11/15/2024	1,250	1,255,762
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. Special Facilities RB (d)(e)	6.00%	06/01/2022	2,835	2,843,420
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	1,395	1,485,926
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB (d)	4.00%	12/01/2021	1,320	1,337,741
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	3.50%	08/01/2022	1,500	1,491,870
				21,332,774
TOTAL INVESTMENTS IN SECURITIES(o)-103.23% (Cost $388,543,164)				392,899,179
FLOATING RATE NOTE OBLIGATIONS-(3.16)%
Notes with interest and fee rates ranging from 2.28% to 2.56% at 02/28/2019 and contractual maturities of collateral ranging from 09/01/2022 to 07/01/2036 (See Note 1J)(p)				(12,010,000)
OTHER ASSETS LESS LIABILITIES-(0.07)%				(269,911)
NET ASSETS -100.00%				$380,619,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Duration High Yield Municipal Fund

Abbreviations:

AGC	- Assured Guaranty Corp.
CAB	- Capital Appreciation Bonds
Conv.	- Convertible
CPI	- Consumer Price Index
GO	- General Obligation
INS	- Insurer
LIBOR	- London Interbank Offered Rate
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
Sr.	- Senior
Sub.	- Subordinated
TEMPS	- Tax-Exempt Mandatory Paydown Securities
USD	- U.S. Dollar
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2019 was $660,215, which represented less than 1% of the Fund’s Net Assets.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $91,839,008, which represented 24.13% of the Fund’s Net Assets.

(e)	Security subject to the alternative minimum tax.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Underlying security related to TOB Trusts entered into by the Fund. See Note1J.
(h)	Zero coupon bond issued at a discount.
(i)	Principal and/or interest payments are secured by the bond insurance company listed.
(j)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $4,170,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(k)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(l)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Interest rate is redetermined periodically based on an auction conducted by the auction agent.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Fund’s investments with a value of $20,492,495 are held by TOB Trusts and serve as collateral for the $12,010,000 in the floating rate note obligations outstanding at that date.

Portfolio Composition

By credit sector, based on total investments

as of February 28, 2019

Revenue Bonds	89.6%
General Obligation Bonds	10.1
Pre-refunded Bonds	0.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Duration High Yield Municipal Fund

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 5 Year Notes	20	June-2019	$(2,296,202)	$4,952	$ 4,952
U.S. Treasury 10 Year Notes	116	June-2019	(14,193,412)	41,412	41,412
Total Futures Contracts				$46,364	$46,364

(a)	Futures contracts collateralized by $200,000 cash held with Goldman Sachs & Co, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:

Investments in securities, at value (Cost $388,543,164)	$392,899,179
Other investments:
Variation margin receivable - futures contracts	27,718
Deposits with brokers:
Cash collateral - exchange-traded futures contracts	200,000
Cash	76,017
Receivable for:
Investments sold	196,542
Fund shares sold	866,107
Fund expenses absorbed	12,497
Interest	4,390,151
Investments matured, at value (Cost $603,750)	683,750
Investment for trustee deferred compensation and retirement plans	10,332
Other assets	50,954
Total assets	399,413,247

Liabilities:
Floating rate note obligations	12,010,000
Payable for:
Investments purchased	6,121,790
Dividends	249,619
Fund shares reacquired	196,266
Accrued fees to affiliates	110,037
Accrued trustees’ and officers’ fees and benefits	3,558
Accrued other operating expenses	92,377
Trustee deferred compensation and retirement plans	10,332
Total liabilities	18,793,979
Net assets applicable to shares outstanding	$380,619,268

Net assets consist of:

Shares of beneficial interest	$377,762,580
Distributable earnings	2,856,688
$380,619,268

Net Assets:
Class A	$169,334,330
Class C	$42,847,909
Class Y	$155,684,875
Class R5	$10,501
Class R6	$12,741,653
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,175,435
Class C	4,099,422
Class Y	14,858,941
Class R5	1,002
Class R6	1,214,933
Class A:
Net asset value per share	$10.47
Maximum offering price per share (Net asset value of $10.47 ÷ 97.50%)	$10.74
Class C:
Net asset value and offering price per share	$10.45
Class Y:
Net asset value and offering price per share	$10.48
Class R5:
Net asset value and offering price per share	$10.48
Class R6:
Net asset value and offering price per share	$10.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:
Interest	$6,917,046

Expenses:
Advisory fees	786,674
Administrative services fees	38,143
Custodian fees	1,131
Distribution fees:
Class A	166,743
Class C	259,689
Interest, facilities and maintenance fees	55,874
Transfer agent fees - Class A, C and Y	131,188
Transfer agent fees - R5	5
Transfer agent fees - R6	1,808
Trustees’ and officers’ fees and benefits	10,787
Registration and filing fees	51,692
Reports to shareholders	10,841
Professional services fees	34,431
Other	17,909
Total expenses	1,566,915
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(230,999)
Net expenses	1,335,916
Net investment income	5,581,130

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(651,002)
Futures contracts	(368,477)
(1,019,479)
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,334,260
Futures contracts	48,963
1,383,223
Net realized and unrealized gain	363,744
Net increase in net assets resulting from operations	$5,944,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28,	August 31,
	2019	2018
Operations:
Net investment income	$5,581,130	$6,286,528
Net realized gain (loss)	(1,019,479)	(272,922)
Change in net unrealized appreciation	1,383,223	383,729
Net increase in net assets resulting from operations	5,944,874	6,397,335

Distributions to shareholders from distributable earnings(1):
Class A	(2,247,647)	(2,955,793)
Class C	(675,427)	(1,144,475)
Class Y	(2,167,930)	(2,129,529)
Class R5	(186)	(630)
Class R6	(199,591)	(110,735)
Total distributions to shareholders from distributable earnings	(5,290,781)	(6,341,162)

Share transactions-net:
Class A	59,519,147	35,880,945
Class C	(9,485,092)	17,315,424
Class Y	53,056,272	67,943,582
Class R5	-	(17,968)
Class R6	2,985,759	9,694,020
Net increase in net assets resulting from share transactions	106,076,086	130,816,003
Net increase in net assets	106,730,179	130,872,176

Net assets:
Beginning of period	273,889,089	143,016,913
End of period	$380,619,268	$273,889,089

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

22	Invesco Short Duration High Yield Municipal Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond

23	Invesco Short Duration High Yield Municipal Fund

but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement

24	Invesco Short Duration High Yield Municipal Fund

of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.50%
Next $300 million	0.46%
Over $600 million	0.42%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6shares to 0.79%, 1.54%, 0.54%, 0.54% and 0.54%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $97,998 and reimbursed class level expenses of $57,283, $22,304, $51,438, $5 and $1,808 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would

25	Invesco Short Duration High Yield Municipal Fund

constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $25,777 in front-end sales commissions from the sale of Class A shares and $8,390 and $2,001 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$392,899,179	$–	$392,899,179
Investments Matured	–	683,750	–	683,750
Total Investments in Securities	–	393,582,929	–	393,582,929

Other Investments - Assets*
Futures Contracts	46,364	–	–	46,364
Total Investments	$46,364	$393,582,929	$–	$393,629,293

*    Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$46,364
Derivatives not subject to master netting agreements	(46,364)
Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

26	Invesco Short Duration High Yield Municipal Fund

Effect of Derivative Investments for the six months ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized (Loss):
Futures contracts	$(368,477)
Change in Net Unrealized Appreciation:
Futures contracts	48,963
Total	$(319,514)

The table below summarizes the six months average notional of forward foreign currency contracts held during the period.

Futures Contracts
Average notional value	$17,461,751

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $163.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the six months ended February 28, 2019 were $11,714,286 and 0.96%, respectively.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

27	Invesco Short Duration High Yield Municipal Fund

The Fund had a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,191,195	$-	$1,191,195

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $155,782,821 and $56,635,816, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$6,794,563
Aggregate unrealized (depreciation) of investments	(2,228,856)
Net unrealized appreciation of investments	$4,565,707
Cost of investments for tax purposes is $389,063,586.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended		Year ended
	February 28, 2019(a)		August 31, 2018

	Shares	Amount	Shares	Amount
Sold:
Class A	8,530,823	$ 88,483,491	6,505,004	$ 68,128,355
Class C	1,385,784	14,357,618	2,976,565	31,132,509
Class Y	7,517,700	78,209,574	8,752,628	91,778,543
Class R6	402,953	4,191,301	980,608	10,256,388

Issued as reinvestment of dividends:
Class A	166,594	1,731,509	223,190	2,335,864
Class C	51,938	538,440	94,915	991,659
Class Y	146,914	1,528,192	127,429	1,334,866
Class R5	-	-	21	215
Class R6	16,373	170,441	8,963	94,036

Reacquired:
Class A	(2,956,737)	(30,695,853)	(3,304,391)	(34,583,274)
Class C	(2,353,607)	(24,381,150)	(1,417,024)	(14,808,744)
Class Y	(2,571,090)	(26,681,494)	(2,406,237)	(25,169,827)
Class R5	-	-	(1,730)	(18,183)
Class R6	(132,309)	(1,375,983)	(62,632)	(656,404)
Net increase in share activity	10,205,336	$106,076,086	12,477,309	$130,816,003

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Short Duration High Yield Municipal Fund

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Supplemental
													ratio of
													expenses
													to average
									Ratio of		Ratio of		net assets
			Net gains						expenses		expenses		with fee waivers
			(losses)						to average		to average net		(excluding		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		interest,		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		facilities and		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		maintenance		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000’s omitted)	absorbed		absorbed		fees)		net assets		turnover (c)
Class A
Six months ended 02/28/19	$10.48	$0.18	$(0.02)	$0.16	$(0.17)	$10.47	1.58%	$169,334	0.82	%(d)	0.97	%(d)	0.79	%(d)	3.56	%(d)	18%
Year ended 08/31/18	10.47	0.34	0.01	0.35	(0.34)	10.48	3.46	109,307	0.86		1.06		0.79		3.26		26
Year ended 08/31/17	10.60	0.37	(0.16)	0.21	(0.34)	10.47	2.08	73,384	0.82		1.16		0.80		3.65		42
Year ended 08/31/16(e)	10.00	0.35	0.50	0.85	(0.25)	10.60	8.61	41,561	0.79	(f)	1.47	(f)	-		3.64	(f)	69
Class C
Six months ended 02/28/19	10.46	0.14	(0.02)	0.12	(0.13)	10.45	1.20	42,848	1.57	(d)	1.72	(d)	1.54	(d)	2.81	(d)	18
Year ended 08/31/18	10.45	0.26	0.02	0.28	(0.27)	10.46	2.69	52,446	1.61		1.81		1.54		2.51		26
Year ended 08/31/17	10.58	0.30	(0.17)	0.13	(0.26)	10.45	1.32	35,114	1.57		1.91		1.55		2.90		42
Year ended 08/31/16(e)	10.00	0.28	0.49	0.77	(0.19)	10.58	7.81	20,641	1.54	(f)	2.22	(f)	-		2.89	(f)	69
Class Y
Six months ended 02/28/19	10.48	0.20	(0.01)	0.19	(0.19)	10.48	1.79	155,685	0.57	(d)	0.72	(d)	0.54	(d)	3.81	(d)	18
Year ended 08/31/18	10.48	0.37	0.00	0.37	(0.37)	10.48	3.62	102,388	0.61		0.81		0.54		3.51		26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	34,480	0.57		0.91		0.55		3.90		42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	13,943	0.54	(f)	1.22	(f)	-		3.89	(f)	69
Class R5
Six months ended 02/28/19	10.49	0.20	(0.02)	0.18	(0.19)	10.48	1.71	11	0.57	(d)	0.73	(d)	0.54	(d)	3.81	(d)	18
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	11	0.61		0.82		0.54		3.51		26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	28	0.57		0.92		0.55		3.90		42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	63	0.54	(f)	1.20	(f)	-		3.89	(f)	69
Class R6
Six months ended 02/28/19	10.49	0.20	(0.01)	0.19	(0.19)	10.49	1.81	12,742	0.57	(d)	0.67	(d)	0.54	(d)	3.81	(d)	18
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	9,738	0.61		0.76		0.54		3.52		26
Year ended 08/31/17(e)	10.24	0.17	0.22	0.39	(0.15)	10.48	3.87	10	0.56	(f)	0.88	(f)	0.54	(f)	3.91	(f)	42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $134,500, $52,368, $120,775, $10 and $11,126 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 30, 2015 for Class A, Class C, Class Y and Class R5 shares and April 4, 2017 for Class R6 shares, respectively.
(f)	Annualized.

29	Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,015.80	$4.10	$1,020.73	$4.11	0.82%
Class C	1,000.00	1,012.00	7.83	1,017.01	7.85	1.57
Class Y	1,000.00	1,017.90	2.85	1,021.97	2.86	0.57
Class R5	1,000.00	1,017.10	2.85	1,021.97	2.86	0.57
Class R6	1,000.00	1,018.10	2.85	1,021.97	2.86	0.57

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30	Invesco Short Duration High Yield Municipal Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.

The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	SDHYM-SAR-1	04222019	0804

Semiannual Report to Shareholders	February 28, 2019

Invesco Small Cap Discovery Fund Nasdaq: A: VASCX ∎ C: VCSCX ∎ Y: VISCX ∎ R5: VESCX ∎ R6: VFSCX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

8	Financial Statements

11	Notes to Financial Statements

16	Financial Highlights

17	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.96%
Class C Shares	-7.30
Class Y Shares	-6.78
Class R5 Shares	-6.84
Class R6 Shares	-6.73
S&P 500 Index▼ (Broad Market Index)	-3.04
Russell 2000 Growth Index∎ (Style-Specific Index)	-9.14
Lipper Small-Cap Growth Funds Index[t] (Peer Group Index)	-6.47
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; [t]Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Small Cap Discovery Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges
Class A Shares
Inception (11/27/00)	5.30%
10 Years	13.99
5 Years	6.28
1 Year	4.72

Class C Shares*
Inception (11/27/00)	5.19%
10 Years	13.81
5 Years	6.71
1 Year	9.12

Class Y Shares
Inception (2/2/06)	8.22%
10 Years	14.94
5 Years	7.79
1 Year	11.12

Class R5 Shares
10 Years	14.94%
5 Years	7.96
1 Year	11.16

Class R6 Shares
10 Years	14.98%
5 Years	8.02
1 Year	11.32
* Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (11/27/00)	4.32%
10 Years	10.27
5 Years	3.31
1 Year	-10.53

Class C Shares
Inception (11/27/00)	3.88%
10 Years	10.07
5 Years	3.73
1 Year	-6.76

Class Y Shares
Inception (2/2/06)	6.84%
10 Years	11.16
5 Years	4.75
1 Year	-5.12

Class R5 Shares
10 Years	11.19%
5 Years	4.95
1 Year	-4.96

Class R6 Shares
10 Years	11.22%
5 Years	5.00
1 Year	-4.84

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.37%, 2.08%, 1.12%, 0.98% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Small Cap Discovery Fund

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

4	Invesco Small Cap Discovery Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-96.81%

Aerospace & Defense-3.61%

Curtiss-Wright Corp.	34,225	$4,219,600
HEICO Corp.	107,300	10,057,229
Mercury Systems Inc. (b)	112,186	7,126,055
		21,402,884

Apparel Retail-0.43%

Burlington Stores, Inc. (b)	15,131	2,568,336

Application Software-11.51%

2U, Inc. (b)	58,957	4,345,131
Box, Inc., Class A(b)	287,457	5,818,130
Globant S.A. (Argentina)(b)	64,360	4,433,760
Guidewire Software, Inc. (b)	103,099	9,458,302
HubSpot Inc. (b)	46,454	7,821,925
j2 Global, Inc.	68,908	5,857,869
New Relic, Inc. (b)	65,170	6,891,727
Q2 Holdings, Inc. (b)	78,513	5,403,265
SS&C Technologies Holdings, Inc.	113,694	7,001,277
Tyler Technologies, Inc. (b)	27,959	5,725,724
Zendesk, Inc. (b)	69,022	5,454,118
		68,211,228

Auto Parts & Equipment-1.59%

Fox Factory Holding Corp. (b)	95,373	6,044,741
Visteon Corp. (b)	39,736	3,403,786
		9,448,527

Biotechnology-7.35%

Amicus Therapeutics, Inc. (b)	235,978	2,855,334
Coherus Biosciences, Inc. (b)	246,573	3,535,857
Eagle Pharmaceuticals, Inc. (b)	86,835	4,347,828
Neurocrine Biosciences, Inc. (b)	62,166	4,802,324
Repligen Corp. (b)	122,094	7,267,035
Retrophin, Inc. (b)	247,806	5,590,503
Sage Therapeutics, Inc. (b)	41,889	6,670,823
Sarepta Therapeutics, Inc. (b)	58,707	8,467,898
		43,537,602

Building Products-2.00%

A.O. Smith Corp.	88,136	4,576,903
Terex Co., Inc. (b)	96,972	7,268,051
		11,844,954

Casinos & Gaming–1.14%

Penn National Gaming Inc. (b)	271,847	6,755,398

Data Processing & Outsourced Services–3.13%

Black Knight, Inc. (b)	151,939	7,938,813
Euronet Worldwide Inc. (b)	40,949	5,500,269

	Shares	Value
Data Processing & Outsourced Services-(continued)

WNS (Holdings) Ltd., ADR (India)(b)	96,490	$5,094,672
		18,533,754

Distillers & Vintners-0.60%

MGP Ingredients, Inc.	43,375	3,550,244

Diversified Support Services-1.05%

KAR Auction Services, Inc.	131,804	6,214,559

Education Services-4.13%

Bright Horizons Family Solutions, Inc. (b)	60,096	7,451,904
Chegg Inc. (b)	229,259	9,085,534
Grand Canyon Education, Inc. (b)	68,606	7,936,342
		24,473,780

Electronic Equipment & Instruments-1.01%

FLIR Systems, Inc.	116,793	6,009,000

Environmental & Facilities Services-1.44%

Casella Waste Systems, Inc., Class A(b)	242,228	8,545,804

Financial Exchanges & Data-0.70%

MarketAxess Holdings, Inc.	16,892	4,119,621

Health Care Equipment-4.93%

DexCom, Inc. (b)	46,728	6,510,612
Inogen, Inc. (b)	44,647	4,797,767
Integra LifeSciences Holdings Corp. (b)	96,920	5,339,323
LivaNova PLC (b)	71,538	6,667,341
Penumbra, Inc. (b)	44,306	5,922,383
		29,237,426

Health Care REITs-0.70%

Physicians Realty Trust	230,187	4,159,479

Health Care Services-2.81%

LHC Group, Inc. (b)	99,241	10,885,745
Premier, Inc., Class A(b)	157,744	5,770,276
		16,656,021

Health Care Supplies-0.79%

Neogen Corp. (b)	75,183	4,658,339

Health Care Technology-1.54%

Evolent Health, Inc., Class A(b)	234,246	3,089,705
Medidata Solutions, Inc. (b)	80,522	6,040,760
		9,130,465

Industrial Machinery-6.09%

Altra Industrial Motion Corp.	193,766	6,163,696
Gardner Denver Holdings, Inc. (b)	259,694	6,972,784
Graco Inc.	176,392	8,283,368
John Bean Technologies Corp.	85,874	8,046,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Small Cap Discovery Fund

	Shares	Value
Industrial Machinery-(continued)

Welbilt, Inc. (b)	415,950	$6,642,722
		36,108,964

Interactive Home Entertainment-0.70%

Take-Two Interactive Software, Inc. (b)	47,356	4,132,285

Internet & Direct Marketing Retail-1.46%

Etsy, Inc. (b)	121,462	8,656,597

Internet Services & Infrastructure-2.15%

GoDaddy, Inc., Class A(b)	108,448	8,095,643
GTT Communications Inc. (b)	149,288	4,666,743
		12,762,386

Investment Banking & Brokerage-2.50%

E*TRADE Financial Corp.	88,552	4,338,162
LPL Financial Holdings, Inc.	139,036	10,484,705
		14,822,867

IT Consulting & Other Services-1.65%

EPAM Systems, Inc. (b)	41,500	6,713,870
InterXion Holding N.V. (Netherlands)(b)	47,160	3,088,980
		9,802,850

Leisure Facilities-1.34%

Planet Fitness, Inc., Class A(b)	134,748	7,920,487

Leisure Products-0.70%

Malibu Boats, Inc., Class A(b)	89,871	4,152,939

Life Sciences Tools & Services-2.17%

Bio-Techne Corp.	38,855	7,533,984
Syneos Health, Inc. (b)	126,936	5,302,117
		12,836,101

Managed Health Care-1.00%

HealthEquity, Inc. (b)	73,635	5,926,145

Movies & Entertainment-1.19%

World Wrestling Entertainment, Inc., Class A	83,993	7,030,214

Multi-line Insurance-0.85%

Assurant, Inc.	48,680	5,013,553

Oil & Gas Exploration & Production-1.61%

Callon Petroleum Co. (b)	694,657	5,314,126
Centennial Resource Development, Inc., Class A(b)	464,377	4,211,899
		9,526,025

Packaged Foods & Meats-1.25%

Nomad Foods Ltd. (United Kingdom)(b)	368,850	7,413,885

Pharmaceuticals-2.62%

Aerie Pharmaceuticals, Inc. (b)	131,201	6,123,151
Elanco Animal Health Inc. (b)	135,156	4,087,117

	Shares	Value
Pharmaceuticals-(continued)

GW Pharmaceuticals PLC, ADR (United Kingdom)(b)	31,080	$5,346,071
		15,556,339

Property & Casualty Insurance-0.59%

Hanover Insurance Group Inc. (The)	29,551	3,507,999

Regional Banks-1.98%

Webster Financial Corp.	112,730	6,472,957
Western Alliance Bancorp (b)	114,185	5,283,340
		11,756,297

Research & Consulting Services-1.40%

CoStar Group, Inc. (b)	18,100	8,281,293

Restaurants-2.67%

Dunkin’ Brands Group Inc.	60,513	4,323,654
Papa John’s International, Inc.	66,129	2,890,499
Texas Roadhouse, Inc.	88,885	5,627,309
Wingstop Inc.	44,919	2,992,054
		15,833,516

Security & Alarm Services-1.37%

Brink’s Co. (The)	102,599	8,097,113

Semiconductor Equipment-1.15%

Entegris, Inc.	192,764	6,810,352

Semiconductors-3.02%

Lattice Semiconductor Corp. (b)	366,655	4,326,529
Monolithic Power Systems Inc.	45,753	6,135,935
Universal Display Corp.	49,960	7,456,030
		17,918,494

Specialized Consumer Services-1.09%

ServiceMaster Global Holdings, Inc. (b)	142,661	6,442,571

Specialty Chemicals-1.65%

Ingevity Corp. (b)	46,578	5,366,717
PolyOne Corp.	135,931	4,434,069
		9,800,786

Specialty Stores-1.37%

Five Below, Inc. (b)	67,441	8,116,524

Systems Software-2.78%

Rapid7 Inc. (b)	228,458	10,515,922
Varonis Systems, Inc. (b)	104,265	5,938,934
		16,454,856
Total Common Stocks & Other Equity Interests (Cost $441,980,785)		573,738,859

Money Market Funds-3.17%

Invesco Government & Agency Portfolio-Institutional Class, 2.30%(c)	6,564,622	6,564,622
Invesco Liquid Assets Portfolio-Institutional Class, 2.51%(c)	4,688,341	4,689,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Small Cap Discovery Fund

	Shares	Value
Invesco Treasury Portfolio-Institutional Class, 2.29%(c)	7,502,424	$7,502,424
Total Money Market Funds (Cost $18,756,152)		18,756,793
TOTAL INVESTMENTS IN SECURITIES-99.98% (Cost $460,736,937)		592,495,652
OTHER ASSETS LESS LIABILITIES-0.02%		127,162
NET ASSETS-100.00%		$592,622,814

Abbreviations:

ADR  - American Depositary Receipt

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Portfolio Composition

By sector, based on Net Assets

as of February 28, 2019

Information Technology	26.40%
Health Care	23.21
Industrials	16.96
Consumer Discretionary	15.92
Financials	6.62
Other Sectors, Each Less than 2%	7.70
Money Market Funds, Plus Other Assets Less Liabilities	3.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $441,980,785)	$573,738,859
Investments in affiliated money market funds, at value (Cost $18,756,152)	18,756,793
Receivable for:
Investments sold	1,706,256
Fund shares sold	326,547
Dividends	123,604
Investment for trustee deferred compensation and retirement plans	117,921
Total assets	594,769,980

Liabilities:
Payable for:
Fund shares reacquired	1,667,525
Accrued fees to affiliates	301,853
Accrued trustees’ and officers’ fees and benefits	4,044
Accrued other operating expenses	43,354
Trustee deferred compensation and retirement plans	130,390
Total liabilities	2,147,166
Net assets applicable to shares outstanding	$592,622,814

Net assets consist of:

Shares of beneficial interest	$440,355,251
Distributable earnings	152,267,563
$592,622,814

Net Assets:

Class A	$364,302,398
Class C	$25,057,528
Class Y	$75,864,507
Class R5	$48,376,042
Class R6	$79,022,339

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	39,555,292
Class C	3,895,620
Class Y	7,649,811
Class R5	4,797,015
Class R6	7,801,141
Class A:
Net asset value per share	$9.21
Maximum offering price per share (Net asset value of $9.21 ÷ 94.50%)	$9.75
Class C:
Net asset value and offering price per share	$6.43
Class Y:
Net asset value and offering price per share	$9.92
Class R5:
Net asset value and offering price per share	$10.08
Class R6:
Net asset value and offering price per share	$10.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Small Cap Discovery Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $4,466)	$1,431,210
Dividends from affiliated money market funds (includes securities lending income of $280,956)	506,790
Total investment income	1,938,000

Expenses:

Advisory fees	2,327,394
Administrative services fees	66,508
Custodian fees	1,368
Distribution fees:
Class A	439,229
Class C	173,328
Transfer agent fees – A, C and Y	502,497
Transfer agent fees – R5	22,157
Transfer agent fees – R6	2,375
Trustees’ and officers’ fees and benefits	13,814
Registration and filing fees	44,959
Reports to shareholders	24,943
Professional services fees	18,712
Other	8,734
Total expenses	3,646,018
Less: Fees waived and expense offset arrangement(s)	(14,913)
Net expenses	3,631,105
Net investment income (loss)	(1,693,105)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from Investment securities	42,085,442
Change in net unrealized appreciation (depreciation) of Investment securities	(92,924,282)
Net realized and unrealized gain (loss)	(50,838,840)
Net increase (decrease) in net assets resulting from operations	$(52,531,945)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018
Operations:
Net investment income (loss)	$(1,693,105)	$(4,963,701)
Net realized gain	42,085,442	90,076,992
Change in net unrealized appreciation (depreciation)	(92,924,282)	83,380,295
Net increase (decrease) in net assets resulting from operations	(52,531,945)	168,493,586

Distributions to shareholders from distributable earnings(1) :
Class A	(50,304,905)	(48,027,547)
Class B	-	(291,638)
Class C	(7,298,137)	(6,961,591)
Class Y	(10,688,318)	(13,692,566)
Class R5	(5,946,663)	(3,141,297)
Class R6	(10,572,175)	(9,838,633)
Total distributions to shareholders from distributable earnings	(84,810,198)	(81,953,272)

Share transactions-net:

Class A	35,349,165	7,305,397
Class B	-	(2,229,770)
Class C	(7,734,189)	2,295,245
Class Y	1,999,780	(17,083,313)
Class R5	8,383,788	20,759,143
Class R6	3,389,967	3,449,059
Net increase in net assets resulting from share transactions	41,388,511	14,495,761
Net increase (decrease) in net assets	(95,953,632)	101,036,075

Net assets:

Beginning of period	688,576,446	587,540,371
End of period	$592,622,814	$688,576,446

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Small Cap Discovery Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

11	Invesco Small Cap Discovery Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund

12	Invesco Small Cap Discovery Fund

will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $12,160.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the six months ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $37,115 in front-end sales commissions from the sale of Class A shares and $570 and $546from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

13	Invesco Small Cap Discovery Fund

For the six months ended February 28, 2019, the Fund incurred $3,283 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,753.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

14	Invesco Small Cap Discovery Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $166,535,141 and $210,710,868, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation)of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$154,507,144
Aggregate unrealized (depreciation) of investments	(23,096,488)
Net unrealized appreciation of investments	$131,410,656
Cost of investments for tax purposes is $461,084,996.

NOTE 9–Share Information

	Summary of Share Activity
	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	4,765,533	$45,247,818	6,459,981	$68,980,444
Class B(b)	-	-	920	8,474
Class C	413,977	2,984,455	1,137,617	9,252,454
Class Y	656,117	6,890,849	3,533,312	39,828,572
Class R5	1,057,703	10,987,418	2,245,993	25,810,473
Class R6	807,839	7,917,764	2,790,961	31,225,274

Issued as reinvestment of dividends:

Class A	6,098,828	48,926,368	4,935,765	47,037,844
Class B(b)	-	-	35,283	286,498
Class C	1,234,732	6,926,845	926,228	6,641,056
Class Y	1,130,893	9,759,607	1,252,407	12,674,363
Class R5	677,920	5,945,364	306,338	3,139,965
Class R6	1,195,184	10,529,567	954,071	9,807,849

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	161,561	1,659,234
Class B	-	-	(189,455)	(1,659,234)

Reacquired:

Class A	(6,249,498)	(58,825,021)	(10,448,448)	(110,372,125)
Class B(b)	-	-	(96,249)	(865,508)
Class C	(2,838,783)	(17,645,489)	(1,708,956)	(13,598,265)
Class Y	(1,505,344)	(14,650,676)	(6,233,218)	(69,586,248)
Class R5	(842,022)	(8,548,994)	(744,237)	(8,191,295)
Class R6	(1,484,643)	(15,057,364)	(3,323,420)	(37,584,064)
Net increase in share activity	5,118,436	$41,388,511	1,996,454	$14,495,761

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15	Invesco Small Cap Discovery Fund

NOTE 10–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 02/28/19	$11.74	$(0.03)	$(1.01)	$(1.04)	$(1.49)	$9.21	(6.96)%		$364,302	1.32	%(d)	1.32	%(d)	(0.66	)%(d)	29%
Year ended 08/31/18	10.38	(0.09)	2.98	2.89	(1.53)	11.74	31.26		410,080	1.36		1.36		(0.89)		49
Year ended 08/31/17	9.05	(0.08)	1.58	1.50	(0.17)	10.38	16.87		351,214	1.39		1.39		(0.88)		39
Year ended 08/31/16	10.60	(0.08)	(0.02)	(0.10)	(1.45)	9.05	(0.61)		439,098	1.36		1.37		(0.89)		39
Year ended 08/31/15	11.83	(0.09)	0.61	0.52	(1.75)	10.60	5.24		512,763	1.32		1.32		(0.85)		63
Year ended 08/31/14	12.20	(0.10)	1.62	1.52	(1.89)	11.83	13.15		527,759	1.32		1.32		(0.85)		79
Class C
Six months ended 02/28/19	8.78	(0.05)	(0.81)	(0.86)	(1.49)	6.43	(7.30	)(e)	25,058	2.04	(d)(e)	2.04	(d)(e)	(1.38	)(d)(e)	29
Year ended 08/31/18	8.18	(0.13)	2.26	2.13	(1.53)	8.78	30.23	(e)	44,642	2.07	(e)	2.07	(e)	(1.60	)(e)	49
Year ended 08/31/17	7.21	(0.12)	1.26	1.14	(0.17)	8.18	16.16	(e)	38,679	2.13	(e)	2.13	(e)	(1.62	)(e)	39
Year ended 08/31/16	8.81	(0.12)	(0.03)	(0.15)	(1.45)	7.21	(1.39	)(e)	47,459	2.08	(e)	2.09	(e)	(1.61	)(e)	39
Year ended 08/31/15	10.19	(0.15)	0.52	0.37	(1.75)	8.81	4.50		62,773	2.07		2.07		(1.60)		63
Year ended 08/31/14	10.83	(0.17)	1.42	1.25	(1.89)	10.19	12.21		55,961	2.07		2.07		(1.60)		79
Class Y
Six months ended 02/28/19	12.48	(0.02)	(1.05)	(1.07)	(1.49)	9.92	(6.78)		75,865	1.07	(d)	1.07	(d)	(0.41	)(d)	29
Year ended 08/31/18	10.93	(0.07)	3.15	3.08	(1.53)	12.48	31.44		91,973	1.11		1.11		(0.64)		49
Year ended 08/31/17	9.49	(0.06)	1.67	1.61	(0.17)	10.93	17.25		96,321	1.14		1.14		(0.63)		39
Year ended 08/31/16	11.02	(0.06)	(0.02)	(0.08)	(1.45)	9.49	(0.39)		75,188	1.11		1.12		(0.64)		39
Year ended 08/31/15	12.20	(0.07)	0.64	0.57	(1.75)	11.02	5.51		97,497	1.07		1.07		(0.60)		63
Year ended 08/31/14	12.50	(0.07)	1.66	1.59	(1.89)	12.20	13.42		114,973	1.07		1.07		(0.60)		79
Class R5
Six months ended 02/28/19	12.66	(0.02)	(1.07)	(1.09)	(1.49)	10.08	(6.84)		48,376	0.95	(d)	0.95	(d)	(0.29	)(d)	29
Year ended 08/31/18	11.04	(0.06)	3.21	3.15	(1.53)	12.66	31.79		49,402	0.97		0.97		(0.50)		49
Year ended 08/31/17	9.57	(0.05)	1.69	1.64	(0.17)	11.04	17.42		23,137	0.94		0.94		(0.43)		39
Year ended 08/31/16	11.08	(0.04)	(0.02)	(0.06)	(1.45)	9.57	(0.18)		1,698	0.91		0.92		(0.44)		39
Year ended 08/31/15	12.23	(0.05)	0.65	0.60	(1.75)	11.08	5.77		6,784	0.94		0.94		(0.47)		63
Year ended 08/31/14	12.52	(0.05)	1.65	1.60	(1.89)	12.23	13.49		45,126	0.94		0.94		(0.47)		79
Class R6
Six months ended 02/28/19	12.70	(0.01)	(1.07)	(1.08)	(1.49)	10.13	(6.73)		79,022	0.86	(d)	0.86	(d)	(0.20	)(d)	29
Year ended 08/31/18	11.07	(0.05)	3.21	3.16	(1.53)	12.70	31.80		92,480	0.88		0.88		(0.41)		49
Year ended 08/31/17	9.59	(0.04)	1.69	1.65	(0.17)	11.07	17.49		75,929	0.90		0.90		(0.39)		39
Year ended 08/31/16	11.09	(0.04)	(0.01)	(0.05)	(1.45)	9.59	(0.08)		73,299	0.86		0.87		(0.39)		39
Year ended 08/31/15	12.25	(0.04)	0.63	0.59	(1.75)	11.09	5.66		76,687	0.85		0.85		(0.38)		63
Year ended 08/31/14	12.52	(0.04)	1.66	1.62	(1.89)	12.25	13.67		109,145	0.84		0.84		(0.37)		79

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $354,296, $35,865, $78,096, $44,655, and $79,536and for Class A, Class C, Class Y, Class R5, and Class R6shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97%, 0.96%, 0.99% and 0.97% for the six months ended February 28, 2019 and for the years ended August 31, 2018, 2017 and 2016, respectively.

16	Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]	Annualized Expense Ratio
Class A	$1,000.00	$930.40	$6.32	$1,018.25	$6.61	1.32%
Class C	1,000.00	927.00	9.75	1,014.68	10.19	2.04
Class Y	1,000.00	932.20	5.13	1,019.49	5.36	1.07
Class R5	1,000.00	931.60	4.55	1,020.08	4.76	0.95
Class R6	1,000.00	932.70	4.12	1,020.53	4.31	0.86

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17	Invesco Small Cap Discovery Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-SCD-SAR-1	04262019	1342

Semiannual Report to Shareholders	February 28, 2019

Invesco Strategic Real Return Fund
Nasdaq:
A: SRRAX ∎ C: SRRCX ∎ R: SRRQX ∎ Y: SRRYX ∎ R5: SRRFX ∎ R6: SRRSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
15	Financial Statements
18	Notes to Financial Statements
23	Financial Highlights
25	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 8/31/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.52%
Class C Shares	0.14
Class R Shares	0.39
Class Y Shares	0.54
Class R5 Shares	0.54
Class R6 Shares	0.54
ICE BoAML US Inflation-Linked Treasury Index▼ (Broad Market Index)	-0.30
ICE BofAML Current 10-Year US Treasury Index∎ (Former Broad Market Index)	2.57
Custom Invesco Strategic Real Return Index◆ (Style-Specific Index)	0.77
Lipper Inflation Protected Bond Funds Index▲(Peer Group Index)	-0.06
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.; ◆Invesco, Bloomberg LP, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲ Lipper Inc.

The ICE BofAML US Inflation-Linked Treasury Index tracks the performance of US dollar-denominated inflation-linked sovereign debt publicly issued by the US government in its domestic market.

    The ICE BofAML Current 10-Year US Treasury Index is composed of the most recently issued 10-year US Treasury note.

    The Custom Invesco Strategic Real Return Index consists of 45% ICE BofAML US Inflation-Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Index and 25% ICE BofAML US High Yield Constrained Index.

    The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.

    The S&P/LSTA Leveraged Loan Index reflects the performance of US dollar-denominated institutional leveraged loans.

    The ICE BofAML US High Yield Constrained Index tracks the performance of US high yield bonds.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

    CE Data Indices and its affiliates (ICE BofAML) indices and related information, the name “ICE BofAML” and related trademarks, are intellectual property licensed from ICE BofAML, and may not be copied, used or distributed without ICE BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by ICE BofAML. ICE BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Strategic Real Return Fund

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	1.68%
1 Year	-0.31

Class C Shares*
Inception (4/30/14)	1.45%
1 Year	0.55

Class R Shares
Inception (4/30/14)	1.97%
1 Year	2.04

Class Y Shares
Inception (4/30/14)	2.47%
1 Year	2.56

Class R5 Shares
Inception (4/30/14)	2.47%
1 Year	2.56

Class R6 Shares
Inception (4/30/14)	2.47%
1 Year	2.55
*Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 1.07%, 0.57%, 0.57%, and 0.57%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.88%, 2.63%, 2.13%, 1.63%, 1.56% and 1.56%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	1.03%
1 Year	-4.29

Class C Shares
Inception (4/30/14)	0.81%
1 Year	-3.51

Class R Shares
Inception (4/30/14)	1.33%
1 Year	-2.07

Class Y Shares
Inception (4/30/14)	1.83%
1 Year	-1.57

Class R5 Shares
Inception (4/30/14)	1.83%
1 Year	-1.57

Class R6 Shares
Inception (4/30/14)	1.83%
1 Year	-1.57

incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.21%.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2019. See current prospectus for more information.

3

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                         Invesco Strategic Real Return Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.” For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

4                         Invesco Strategic Real Return Fund

Schedule of Investments(a)

February 28, 2019

(Unaudited)

	Principal Amount	Value

U.S. Treasury Securities-45.49%
U.S. Treasury Inflation — Indexed Bonds-17.07%(b)
2.38%, 01/15/2025	$584,378	$642,046

0.38%, 07/15/2025	699,184	688,334

2.00%, 01/15/2026	392,444	426,707

2.38%, 01/15/2027	313,105	352,017

1.75%, 01/15/2028	297,801	322,727

3.63%, 04/15/2028	412,141	514,560

0.75%, 07/15/2028	589,577	590,280

2.50%, 01/15/2029	257,698	299,521

3.88%, 04/15/2029	469,378	608,926

3.38%, 04/15/2032	108,715	143,121

2.13%, 02/15/2040	283,185	340,630

2.13%, 02/15/2041	420,852	508,445

0.75%, 02/15/2042	416,323	387,619

0.63%, 02/15/2043	387,313	348,249

1.38%, 02/15/2044	390,488	413,067

0.75%, 02/15/2045	390,419	358,164

1.00%, 02/15/2046	328,730	319,632

0.88%, 02/15/2047	303,729	286,042

1.00%, 02/15/2048	306,083	297,445

		7,847,532

U.S. Treasury Inflation – Indexed Notes-28.42%(b)
0.13%, 04/15/2020	836,571	830,362

1.25%, 07/15/2020	592,541	600,549

1.13%, 01/15/2021	668,606	674,646

0.13%, 04/15/2021	744,218	734,639

0.63%, 07/15/2021	620,286	622,848

0.13%, 01/15/2022	732,353	721,747

0.13%, 04/15/2022	737,684	724,788

0.13%, 07/15/2022	703,757	694,918

0.13%, 01/15/2023	691,338	677,984

0.63%, 04/15/2023	760,794	759,851

0.38%, 07/15/2023	694,342	689,881

0.63%, 01/15/2024	700,168	700,612

0.13%, 07/15/2024	696,712	680,975

0.25%, 01/15/2025	674,051	658,253

0.63%, 01/15/2026	698,657	695,689

0.13%, 07/15/2026	613,634	589,772

0.38%, 01/15/2027	637,208	619,585

0.38%, 07/15/2027	598,115	582,018

0.50%, 01/15/2028	617,697	603,540

0.88%, 01/15/2029	196,033	197,955

		13,060,612

Total U.S. Treasury Securities (Cost $21,089,065)		20,908,144

	Shares	Value

Common Stocks & Other Equity Interests-31.45%
Fixed Income Fund-31.45%
Invesco Floating Rate Fund, Class R6(c)	1,940,181	$14,454,350

Managed Health Care-0.00%
Anthem, Inc.	1	293

Total Common Stocks & Other Equity Interests (Cost $14,765,604)		14,454,643

	Principal
	Amount

U.S. Dollar Denominated Bonds & Notes-21.08%
Aerospace & Defense-0.52%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(d)	$8,000	8,170

Bombardier, Inc. (Canada), Sr. Unsec. Notes, 8.75%, 12/01/2021(d)	19,000	20,971

5.75%, 03/15/2022(d)	23,000	23,161

6.13%, 01/15/2023(d)	24,000	24,240

7.50%, 03/15/2025(d)	19,000	19,095

Moog, Inc., Sr. Unsec. Gtd.Notes, 5.25%, 12/01/2022(d)	12,000	12,220

TransDigm, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	4,000	4,050

6.50%, 05/15/2025	53,000	53,000

Sr. Unsec. Sub. Global Notes, 6.38%, 06/15/2026	23,000	22,454

Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	36,000	34,290

Sr. Unsec. Sub. Gtd. Global Notes, 4.88%, 04/01/2021	16,000	15,840

		237,491

Agricultural & Farm Machinery-0.08%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	40,000	37,500

Air Freight & Logistics-0.01%
XPO Logistics, Inc., Sr. Unsec. Gtd.Notes, 6.50%, 06/15/2022(d)	6,000	6,128

Alternative Carriers-0.22%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	18,000	18,743

Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	24,000	25,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Strategic Real Return Fund

	Principal Amount	Value

Alternative Carriers-(continued)
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/ 01/2025	$44,000	$44,000

5.25%, 03/15/2026	14,000	13,773

		101,963

Aluminum-0.59%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(d)	200,000	212,250

Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(d)	56,000	56,543

5.88%, 09/30/2026(d)	2,000	1,955

		270,748

Apparel Retail-0.16%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(d)	19,000	19,143

L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	46,000	46,920

6.88%, 11/01/2035	8,000	6,940

6.75%, 07/01/2036	2,000	1,700

		74,703

Asset Management & Custody Banks-0.12%
Prime Security Services Borrower LLC/ Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(d)	52,000	54,964

Auto Parts & Equipment-0.19%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(d)	30,000	29,963

Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(d)	15,000	13,406

Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(d)	12,000	10,200

Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(d)	12,000	12,300

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	25,000	23,156

		89,025

Automobile Manufacturers-0.11%
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(d)	50,000	49,375

Automotive Retail-0.29%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(d)	7,000	6,956

Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	42,000	42,525

Penske Automotive Group, Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	83,000	81,751

		131,232

	Principal Amount	Value

Broadcasting-0.60%
AMC Networks, Inc., Sr. Unsec. Gtd.Global Notes, 5.00%, 04/01/2024	$68,000	$67,639

Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd.Sub.Global Notes, 7.63%, 03/15/2020	23,000	23,098

Gray Escrow, Inc., Sr. Unsec. Notes, 7.00%, 05/15/2027(d)	16,000	16,960

Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(d)(e)	25,000	28,812

3.50%, 01/15/2031	50,000	38,477

Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	43,000	45,815

Sr. Unsec. Notes, 5.88%, 11/15/2028(d)	20,000	20,881

Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(d)	36,000	35,820

		277,502

Building Products-0.06%
Standard Industries, Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(d)	27,000	25,785

Cable & Satellite-3.04%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(d)	200,000	205,998

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,425

Sr. Unsec. Notes, 5.75%, 02/15/2026(d)	111,000	115,306

CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	97,000	103,547

DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/01/2019	25,000	25,562

5.88%, 11/15/2024	102,000	86,287

DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	100,000	86,140

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd.Global Bonds, 5.50%, 08/01/2023	86,000	79,335

Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(d)	25,000	25,368

Sirius XM Radio, Inc., Sr. Unsec. Gtd.Notes, 6.00%, 07/15/2024(d)	15,000	15,600

5.38%, 07/15/2026(d)	42,000	42,262

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(d)	201,000	206,779

Virgin Media Bristol LLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(d)	200,000	199,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Strategic Real Return Fund

	Principal Amount	Value

Cable & Satellite-(continued)
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(d)	$180,000	$185,625

		1,397,734

Casinos & Gaming-0.40%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	8,000	8,390

6.38%, 04/01/2026	61,000	63,821

MGM Resorts International, Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	40,000	44,000

4.63%, 09/01/2026	17,000	16,235

Scientific Games International, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	24,000	25,320

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(d)	28,000	27,974

		185,740

Coal & Consumable Fuels-0.12%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(d)	55,000	56,100

Commodity Chemicals-0.13%
Koppers, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(d)	57,000	50,160

Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(d)	12,000	11,243

		61,403

Communications Equipment-0.22%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(d)	53,000	50,217

Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	31,000	30,419

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	18,275

		98,911

Construction & Engineering-0.06%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	23,000	21,936

William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	5,000	4,675

		26,611

Construction Machinery & Heavy Trucks-0.19%
Meritor, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	50,000	51,063

Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(d)	35,000	34,081

		85,144

	Principal Amount	Value

Consumer Finance-0.44%
Ally Financial, Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	$65,000	$68,412

4.63%, 03/30/2025	10,000	10,222

Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	15,000	15,731

Discover Financial Services, Class C, Jr. Unsec. Sub. Global Notes, 5.50%(f)	11,000	10,355

Navient Corp., Sr. Unsec. Medium-Term Notes, 8.00%, 03/25/2020	20,000	20,937

7.25%, 01/25/2022	60,000	63,150

Sr. Unsec. Unsub. Global Notes, 7.25%, 09/25/2023	13,000	13,455

		202,262

Copper-0.28%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(d)	61,000	62,121

Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	37,000	33,947

Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(d)	33,000	30,855

		126,923

Data Processing & Outsourced Services-0.19%
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(d)	75,000	77,688

Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(d)	8,000	8,215

		85,903

Diversified Banks-0.16%
Citigroup Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95%(f)	24,000	24,517

Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	45,000	47,323

		71,840

Diversified Chemicals-0.08%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	6,000	6,248

7.00%, 05/15/2025	21,000	21,945

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(d)	8,000	7,560

		35,753

Diversified Metals & Mining-0.14%

Hudbay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(d)	41,000	42,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Strategic Real Return Fund

	Principal Amount	Value

Diversified Metals & Mining-(continued)

Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	$20,000	$21,169

		63,860

Diversified REITs-0.04%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	9,000	9,180

5.38%, 03/15/2027	9,000	9,180

		18,360

Electric Utilities-0.10%
NextEra Energy Capital Holdings, Inc., Series K, Jr. Unsec. Gtd. Sub. Investment Units, 5.25%, 06/01/2076	1,500	37,890

Southern Co. (The), Series B, Jr. Unsec. Sub. Global Floating Rate Notes, 5.50% (3 mo. USD LIBOR + 3.63%), 03/15/2057(g)	7,000	7,041

		44,931

Electrical Components & Equipment-0.13%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(d)	60,000	60,000

Electronic Equipment & Instruments-0.03%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(d)	15,000	14,625

Environmental & Facilities Services-0.23%
Core & Main L.P., Sr. Unsec. Notes, 6.13%, 08/15/2025(d)	30,000	29,025

Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(d)	63,000	60,008

Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(d)	16,000	15,600

		104,633

Financial Exchanges & Data-0.05%
MSCI, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(d)	20,000	20,600

Food Distributors-0.10%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(d)	46,000	47,105

Food Retail-0.15%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	42,000	42,210

Sr. Unsec. Gtd. Notes, 7.50%, 03/15/2026(d)	27,000	27,945

		70,155

	Principal Amount	Value

Gas Utilities-0.37%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	$15,000	$15,225

5.88%, 08/20/2026	62,000	62,446

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	22,000	19,800

Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	7,000	6,300

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	65,000	64,513

		168,284

Health Care Equipment-0.13%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(d)	33,000	33,000

Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	28,000	28,525

		61,525

Health Care Facilities-0.72%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	40,000	40,000

Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	24,000	23,190

Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	30,000	30,450

HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	67,000	71,092

5.50%, 06/15/2047	45,000	46,500

Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	10,397

5.88%, 02/15/2026	32,000	33,880

5.38%, 09/01/2026	10,000	10,294

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 8.13%, 04/01/2022	9,000	9,641

6.75%, 06/15/2023	54,000	55,552

		330,996

Health Care REITs-0.07%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	34,000	33,830

Health Care Services-0.48%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(d)	10,000	9,900

Community Health Systems, Inc., Sr. Sec. Notes, 8.00%, 03/15/2026(d)	26,000	25,658

DaVita, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	22,000	21,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Strategic Real Return Fund

	Principal Amount	Value

Health Care Services-(continued)
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(d)(h)	$13,000	$13,065

Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(d)	32,000	29,440

MEDNAX, Inc., Sr. Unsec. Notes, 6.25%, 01/15/2027(d)	46,000	46,370

MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(d)	40,000	39,950

Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 8.88%, 04/15/2021(d)	21,000	21,472

6.75%, 07/01/2025(d)	7,000	6,405

Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(d)	10,000	7,988

		221,554

Home Improvement Retail-0.05%
Hillman Group, Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(d)	25,000	21,625

Homebuilding-0.49%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(d)	27,000	26,055

Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2022	39,000	40,609

6.75%, 03/15/2025	22,000	20,598

5.88%, 10/15/2027	3,000	2,636

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/2020	13,000	13,601

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/01/2022	40,000	41,350

5.25%, 06/01/2026	14,000	14,105

Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	5,000	5,181

6.00%, 06/01/2025	8,000	8,260

SRS Distribution, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(d)	12,000	11,790

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(d)	42,000	42,105

		226,290

Household Products-0.26%
Reynolds Group Issuer, Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(d)	13,000	13,016

Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(d)	57,000	58,474

Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	48,000	47,220

		118,710

	Principal Amount	Value

Independent Power Producers & Energy Traders-0.28%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	$59,000	$60,991

Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	20,000	19,325

NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	18,000	18,649

6.63%, 01/15/2027	27,000	28,856

		127,821

Industrial Machinery-0.27%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(d)	37,000	36,260

EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/2026(d)	18,000	18,180

Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	21,000	20,633

Stanley Black & Decker Inc., Series C, $5.38 Conv. Investment Units, 5.38%, 05/15/2020	500	47,950

		123,023

Integrated Oil & Gas-0.05%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	25,000	25,038

Integrated Telecommunication Services-0.65%
Cincinnati Bell, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(d)	11,000	10,010

Sr. Unsec. Notes, 8.00%, 10/15/2025(d)	3,000	2,730

Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	62,000	44,640

11.00%, 09/15/2025	23,000	14,806

Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(d)	200,000	197,174

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	2,000	1,890

7.20%, 07/18/2036	25,000	25,180

		296,430

Internet & Direct Marketing Retail-0.06%
Booking Holdings, Inc., Sr. Unsec. Conv. Notes, 0.90%, 09/15/2021	25,000	27,422

Leisure Facilities-0.08%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	15,000	15,338

Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(d)	23,000	22,712

		38,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Strategic Real Return Fund

	Principal Amount	Value

Leisure Products-0.04%

Mattel, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(d)	$18,000	$17,775

Life & Health Insurance-0.11%
MetLife, Inc., Series D, Jr. Unsec. Sub. Global Floating Rate Notes, 5.88%(f)	50,000	50,426

Managed Health Care-0.14%

Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(d)	17,000	17,680

WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	30,000	30,741

5.38%, 08/15/2026(d)	14,000	14,438

		62,859

Metal & Glass Containers-0.16%

Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	25,000	26,312

Berry Global, Inc., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	23,000	23,374

Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(d)	21,000	20,160

OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(d)	5,000	4,900

		74,746

Mortgage REITs-0.27%

Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.38%, 04/01/2023	125,000	125,000

Movies & Entertainment-0.07%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	33,000	30,566

Multi-line Insurance-0.11%

Acrisure LLC/Acrisure Finance, Inc., Sr. Sec. Notes, 8.13%, 02/15/2024(d)	6,000	6,158

AXA S.A. (France), Sr. Unsec. Conv. Bonds, 7.25%, 05/15/2021(d)	45,000	43,222

		49,380

Multi-Utilities-0.11%
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	1,000	49,260

Oil & Gas Drilling-0.38%

Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	10,000	6,300

Ensco PLC, Sr. Unsec. Global Notes, 7.75%, 02/01/2026	49,000	41,282

Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	65,000	58,094

	Principal Amount	Value

Oil & Gas Drilling-(continued)

Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/2021	$3,382	$3,416

7.75%, 12/15/2023	3,000	3,053

5.25%, 11/15/2024	15,000	13,725

Transocean, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	58,000	48,285

		174,155

Oil & Gas Equipment & Services-0.07%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	21,000	20,895

SESI LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	13,000	12,090

		32,985

Oil & Gas Exploration & Production-1.58%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/01/2025	30,000	28,800

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(d)	26,000	28,145

California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(d)	27,000	21,634

Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	52,000	52,650

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	40,000	39,446

Denbury Resources, Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	15,000	11,100

EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(d)	29,000	20,590

Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	63,000	57,330

Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(d)	34,000	34,510

Oasis Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	44,000	43,835

Parsley Energy, LLC/Parsley Finance Corp., Sr. Unsc. Gtd. Notes, 5.63%, 10/15/2027(d)	15,000	14,925

Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(d)	31,000	31,852

QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	6,000	5,805

5.63%, 03/01/2026	7,000	6,598

Sr. Unsec. Notes, 6.88%, 03/01/2021	33,000	34,279

Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/01/2022	33,000	33,495

4.88%, 05/15/2025	18,000	16,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
SM Energy Co.,
Sr. Unsec. Global Notes, 6.13%, 11/15/2022	$43,000	$43,000

6.75%, 09/15/2026	25,000	24,063

6.63%, 01/15/2027	4,000	3,830

Southwestern Energy Co.,
Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2026	14,000	14,630

7.75%, 10/01/2027	50,000	52,187

WildHorse Resource Development Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	41,000	41,769

WPX Energy, Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	66,000	66,082

		727,132

Oil & Gas Refining & Marketing-0.07%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(d)	16,000	15,800

Sunoco L.P./Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	14,000	14,210

		30,010

Oil & Gas Storage & Transportation-0.52%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	15,000	15,769

Antero Midstream Partners L.P./Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	56,000	56,280

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	67,000	72,025

Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Rate Notes, 6.25%(g)	17,000	15,495

SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	25,000	23,688

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	17,000	17,276

5.13%, 02/01/2025	18,000	18,180

Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(d)	11,000	11,495

Williams Cos., Inc. (The), Sr. Unsec. Notes, 7.88%, 09/01/2021	10,000	10,996

		241,204

Other Diversified Financial Services-0.20%
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2024(d)	44,000	44,893

LPL Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(d)	15,000	15,206

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(d)	28,000	28,420

	Principal Amount	Value
Other Diversified Financial Services-(continued)
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(d)	$5,000	$5,142

		93,661

Packaged Foods & Meats-0.17%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	9,000	8,645

JBS USA Lux S.A./JBS USA Finance Inc., Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(d)	48,000	48,866

TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(d)	18,000	18,608

		76,119

Paper Packaging-0.03%
Plastipak Holdings, Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(d)	17,000	15,640

Paper Products-0.15%
Mercer International, Inc. (Canada),
Sr. Unsec. Global Notes,
7.75%, 12/01/2022	2,000	2,084

6.50%, 02/01/2024	25,000	25,625

5.50%, 01/15/2026	6,000	5,760

Schweitzer-Mauduit International, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/2026(d)	37,000	36,445

		69,914

Pharmaceuticals-0.31%
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(d)	11,000	11,137

Sr. Sec. Notes, 5.75%, 08/15/2027(d)	9,000	9,101

Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(d)	5,000	4,994

9.00%, 12/15/2025(d)	54,000	58,101

9.25%, 04/01/2026(d)	25,000	27,000

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(d)	19,000	19,405

Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	15,000	14,634

		144,372

Publishing-0.10%
Meredith Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2026	43,000	44,625

Railroads-0.10%
Kenan Advantage Group, Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(d)	48,000	46,950

Regional Banks-0.09%
CIT Group, Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	42,000	43,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Restaurants-0.21%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(d)	$47,000	$45,696

Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(d)	24,000	24,480

IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(d)	22,000	20,845

KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(d)	7,000	6,910

		97,931

Security & Alarm Services-0.03%
Brink’s Co. (The), Sr. Unsec. Gtd.Notes, 4.63%, 10/15/2027(d)	15,000	14,325

Semiconductors-0.44%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd.Notes, 4.63%, 06/01/2023(d)	200,000	204,366

Specialized Consumer Services-0.07%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(d)	18,000	18,135

Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	15,600

		33,735

Specialized REITs-0.36%
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	44,000	46,200

GLP Capital L.P./GLP Financing II, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	25,000	25,892

Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(d)	34,000	33,150

Iron Mountain, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	12,000	12,330

Sr. Unsec. Sub.Gtd. Global Notes, 5.75%, 08/15/2024	6,000	6,030

Sr. Unsec. Sub.Gtd. Notes, 5.25%, 03/15/2028(d)	12,000	11,550

Rayonier Am Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(d)	33,000	30,709

		165,861

Specialty Chemicals-0.24%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	16,000	16,500

GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(d)	31,000	31,387

Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(d)	26,000	26,439

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	22,000	22,605

	Principal Amount	Value
Specialty Chemicals-(continued)
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(d)	$11,000	$11,478

		108,409

Steel-0.34%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	16,000	17,590

Cleveland-Cliffs, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	59,000	57,820

United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	82,000	81,180

		156,590

Technology Distributors-0.03%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	14,000	14,210

Technology Hardware, Storage & Peripherals-0.10%
Dell International LLC/EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(d)	43,000	45,631

Textiles-0.32%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(d)	150,000	146,138

Trading Companies & Distributors-0.31%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(d)	27,000	25,886

H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	31,000	30,806

Herc Rentals, Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(d)	24,000	25,717

United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	48,000	49,200

6.50%, 12/15/2026	11,000	11,509

		143,118

Trucking-0.05%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	15,000	15,225

Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(d)	8,000	7,630

		22,855

Wireless Telecommunication Services-0.61%
Sprint Capital Corp., Unsec. Gtd. Global Notes, 8.75%, 03/15/2032	23,000	24,986

Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	63,000	66,701

7.88%, 09/15/2023	84,000	89,985

7.63%, 02/15/2025	14,000	14,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Wireless Telecommunication Services-(continued)
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	$78,000	$83,460

		279,832

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,651,112)		9,688,857

	Shares

Preferred Stocks-1.56%

Asset Management & Custody Banks-0.11%
AMG Capital Trust II, $2.58 Conv. Pfd.	1,000	51,119

Diversified Banks-0.65%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	110	142,560

Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	120	153,960

		296,520

Health Care Equipment-0.13%
Becton, Dickinson and Co., Series A, $3.06 Conv. Pfd.Series A	1,000	61,710

Industrial Machinery-0.12%
Colfax Corp., $5.75 Conv. Pfd.	250	30,565

Fortive Corp., Series A, $50.00 Conv. Pfd.	25	26,131

		56,696

Multi-line Insurance-0.12%
Assurant, Inc., Series D, $6.50 Conv. Pfd.	500	54,520

Multi-Utilities-0.20%
CenterPoint Energy, Inc., Series B, $3.50 Conv. Pfd.	1,000	52,260

Abbreviations:

Conv.	- Convertible
Deb.	- Debentures
Gtd.	- Guaranteed
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
Unsub.	- Unsubordinated
USD	- U.S. Dollar

	Shares	Value
Multi-Utilities-(continued)
Sempra Energy, Series A, $6.00 Conv. Pfd.Series A	400	$41,488

		93,748

Oil & Gas Storage & Transportation-0.06%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	500	25,120

Specialized REITs-0.06%
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	25	27,873

Specialty Stores-0.11%
Bunge Ltd., $4.88 Conv. Pfd.	525	51,056

Total Preferred Stocks (Cost $696,423)		718,362

Money Market Funds-0.27%
Invesco Government & Agency Portfolio-Institutional Class, 2.30%(i)	43,616	43,616

Invesco Liquid Assets Portfolio-Institutional Class, 2.51%(i)	31,145	31,154

Invesco Treasury Portfolio-Institutional Class, 2.29%(i)	49,846	49,847

Total Money Market Funds (Cost $124,617)		124,617

TOTAL INVESTMENTS IN SECURITIES-99.85% (Cost $46,326,821)		45,894,623

OTHER ASSETS LESS LIABILITIES-0.15%		66,766

NET ASSETS-100.00%		$45,961,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Strategic Real Return Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(c)

Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of February 28, 2019 represented 31.45% of the Fund’s Net Assets. See Note 4.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $4,556,592, which represented 9.91% of the Fund’s Net Assets.

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Portfolio Composition

By security type, based on Net Assets

as of February 28, 2019

U.S. Treasury Securities	45.49%

Common Stocks & Other Equity Interests	31.45

U.S. Dollar Denominated Bonds & Notes	21.08

Preferred Stocks	1.56

Money Market Funds Plus Other Assets Less Liabilities	0.42

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Strategic Real Return Fund

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

Assets:
Investments in securities, at value (Cost $31,436,789)	$31,315,656

Investments in affiliates, at value (Cost $14,890,032)	14,578,967

Receivable for:
Investments sold	128,975

Fund shares sold	45,676

Dividends	5,396

Interest	186,097

Investment for trustee deferred compensation and retirement plans	8,656

Other assets	19,845

Total assets	46,289,268

Liabilities:
Payable for:
Investments purchased	78,632

Fund shares reacquired	140,013

Accrued fees to affiliates	21,781

Accrued trustees’ and officers’ fees and benefits	2,994

Accrued other operating expenses	75,803

Trustee deferred compensation and retirement plans	8,656

Total liabilities	327,879

Net assets applicable to shares outstanding	$45,961,389

Net assets consist of:
Shares of beneficial interest	$47,619,745

Distributable earnings	(1,658,356)

$45,961,389

Net Assets:
Class A	$24,024,974

Class C	$1,385,426

Class R	$430,881

Class Y	$19,702,587

Class R5	$9,409

Class R6	$408,112

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,556,877

Class C	147,546

Class R	45,854

Class Y	2,096,396

Class R5	1,001

Class R6	43,408

Class A:
Net asset value per share	$9.40

Maximum offering price per share
(Net asset value of $9.40 ÷ 97.50%)	$9.64

Class C:
Net asset value and offering price per share	$9.39

Class R:
Net asset value and offering price per share	$9.40

Class Y:
Net asset value and offering price per share	$9.40

Class R5:
Net asset value and offering price per share	$9.40

Class R6:
Net asset value and offering price per share	$9.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Strategic Real Return Fund

Statement of Operations

For the six months ended February 28, 2019

(Unaudited)

Investment income:
Interest	$328,125

Dividends	27,505

Dividends from affiliates	346,283

Treasury Inflation-Protected Securities inflation adjustments	(59,486)

Total investment income	642,427

Expenses:
Advisory fees	87,944

Administrative services fees	17,773

Custodian fees	761

Distribution fees:
Class A	28,323

Class C	8,644

Class R	736

Transfer agent fees – A, C, R and Y	23,594

Transfer agent fees – R5	3

Transfer agent fees – R6	130

Trustees’ and officers’ fees and benefits	8,997

Registration and filing fees	49,193

Reports to shareholders	9,113

Professional services fees	25,001

Other	9,983

Total expenses	270,195

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(155,526)

Net expenses	114,669

Net investment income	527,758

Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(267,751)

Change in net unrealized appreciation (depreciation) of Investment securities	(32,342)

Net realized and unrealized gain (loss)	(300,093)

Net increase in net assets resulting from operations	$227,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Strategic Real Return Fund

Statement of Changes in Net Assets

For the six months ended February 28, 2019 and the year ended August 31, 2018

(Unaudited)

	February 28, 2019	August 31, 2018

Operations:
Net investment income	$527,758	$1,218,560

Net realized gain (loss)	(267,751)	2,451

Change in net unrealized appreciation (depreciation)	(32,342)	(457,754)

Net increase in net assets resulting from operations	227,665	763,257

Distributions to shareholders from distributable earnings(1):
Class A	(506,031)	(712,713)

Class C	(32,178)	(52,782)

Class R	(6,126)	(6,588)

Class Y	(444,818)	(529,747)

Class R5	(218)	(412)

Class R6	(8,230)	(13,255)

Total distributions to shareholders from distributable earnings	(997,601)	(1,315,497)

Share transactions-net:
Class A	3,276,306	6,100,632

Class C	(347,245)	259,600

Class R	213,999	71,826

Class Y	1,797,388	8,210,353

Class R6	68,662	78,611

Net increase in net assets resulting from share transactions	5,009,110	14,721,022

Net increase in net assets	4,239,174	14,168,782

Net assets:
Beginning of period	41,722,215	27,553,433

End of period	$45,961,389	$41,722,215

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Strategic Real Return Fund

Notes to Financial Statements

February 28, 2019

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Strategic Real Return Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

18                         Invesco Strategic Real Return Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation - Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

19                         Invesco Strategic Real Return Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.40%

Next $2.5 billion	0.35%

Over $3.5 billion	0.33%

For the six months ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2019 to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-ended Acquired Fund Fees and Expenses of 0.21% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.82%, 1.57%, 1.07%, 0.57%, 0.57% and 0.57%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the six months ended February 28, 2019, the Adviser waived advisory fees of $87,944 and reimbursed fund level expenses of $43,855 and reimbursed class level expenses of $12,190, $930, $158, $10,183, $3 and $130 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended February 28, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended February 28, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended February 28, 2019, IDI advised the Fund that IDI retained $2,690 in front-end sales commissions from the sale of Class A shares and $968 and $578 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

20                         Invesco Strategic Real Return Fund

NOTE 3-Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$-	$20,908,144	$-	$20,908,144

Common Stocks & Other Equity Interests	14,454,643	-	-	14,454,643

U.S. Dollar Denominated Bonds & Notes	135,100	9,553,757	-	9,688,857

Preferred Stocks	667,243	51,119	-	718,362

Money Market Funds	124,617	-	-	124,617

Total Investments	$15,381,603	$30,513,020	$-	$45,894,623

NOTE 4–Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the six months ended February 28, 2019.

	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 02/28/19	Dividend Income

Invesco Floating Rate Fund - Class R6	$12,517,778	$3,540,220	$(1,400,000)	$(91,835)	$(111,813)	$14,454,350	$344,454

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $132.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

21                         Invesco Strategic Real Return Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$125,138	$280,268	$405,406

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended February 28, 2019 was $5,340,294 and $2,792,384, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $5,062,841 and $2,716,437, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$328,671

Aggregate unrealized (depreciation) of investments	(1,031,418)

Net unrealized (depreciation) of investments	$(702,747)

Cost of investments for tax purposes is $46,597,370.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018

	Shares	Amount	Shares	Amount

Sold:

Class A	655,814	$6,161,535	1,011,272	$9,721,532

Class C	40,989	386,011	96,900	929,965

Class R	23,240	214,415	13,872	133,785

Class Y	468,499	4,403,350	988,153	9,460,482

Class R6	8,589	79,865	22,219	215,133

Issued as reinvestment of dividends:

Class A	35,229	329,061	42,051	403,563

Class C	2,877	26,851	4,794	46,027

Class R	636	5,932	648	6,225

Class Y	27,913	260,718	21,198	203,084

Class R6	857	8,012	1,337	12,843

22                         Invesco Strategic Real Return Fund

	Summary of Share Activity

	Six months ended February 28, 2019(a)		Year ended August 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(344,659)	(3,214,290)	(418,880)	(4,024,463)

Class C	(81,535)	(760,107)	(74,472)	(716,392)

Class R	(671)	(6,348)	(7,085)	(68,184)

Class Y	(307,009)	(2,866,680)	(151,723)	(1,453,213)

Class R6	(2,059)	(19,215)	(15,403)	(149,365)

Net increase in share activity	528,710	$5,009,110	1,534,881	$14,721,022

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 31% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed (c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 02/28/19	$9.56	$0.11	$(0.06)	$0.05	$(0.21)	$9.40	0.52%	$24,025	0.60	%(e)	1.31	%(e)	2.32	%(e)	13%
Year ended 08/31/18	9.74	0.35	(0.14)	0.21	(0.39)	9.56	2.18	21,140	0.60		1.67		3.68		20
Year ended 08/31/17	9.77	0.30	0.01	0.31	(0.34)	9.74	3.27	15,358	0.59		1.81		3.11		32
Year ended 08/31/16	9.62	0.30	0.14	0.44	(0.29)	9.77	4.72	10,130	0.61		2.34		3.13		35
Year ended 08/31/15	10.11	0.26	(0.49)	(0.23)	(0.26)	9.62	(2.26)	8,936	0.60		2.25		2.71		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.44	7,880	0.59	(g)	2.87	(g)	4.21	(g)	13
Class C
Six months ended 02/28/19	9.55	0.07	(0.06)	0.01	(0.17)	9.39	0.14	1,385	1.35	(e)	2.06	(e)	1.57	(e)	13
Year ended 08/31/18	9.74	0.28	(0.15)	0.13	(0.32)	9.55	1.31	1,770	1.35		2.42		2.93		20
Year ended 08/31/17	9.77	0.23	0.01	0.24	(0.27)	9.74	2.49	1,538	1.34		2.56		2.36		32
Year ended 08/31/16	9.61	0.23	0.15	0.38	(0.22)	9.77	4.04	549	1.36		3.09		2.38		35
Year ended 08/31/15	10.10	0.19	(0.49)	(0.30)	(0.19)	9.61	(3.00)	459	1.35		3.00		1.96		25
Year ended 08/31/14(f)	10.00	0.12	0.09	0.21	(0.11)	10.10	2.14	54	1.34	(g)	3.62	(g)	3.46	(g)	13
Class R
Six months ended 02/28/19	9.56	0.10	(0.07)	0.03	(0.19)	9.40	0.39	431	0.85	(e)	1.56	(e)	2.07	(e)	13
Year ended 08/31/18	9.74	0.33	(0.15)	0.18	(0.36)	9.56	1.92	217	0.85		1.92		3.43		20
Year ended 08/31/17	9.77	0.28	0.01	0.29	(0.32)	9.74	3.00	148	0.84		2.06		2.86		32
Year ended 08/31/16	9.62	0.28	0.14	0.42	(0.27)	9.77	4.46	76	0.86		2.59		2.88		35
Year ended 08/31/15	10.11	0.24	(0.49)	(0.25)	(0.24)	9.62	(2.51)	35	0.85		2.50		2.46		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.37	10	0.84	(g)	3.12	(g)	3.96	(g)	13
Class Y
Six months ended 02/28/19	9.57	0.12	(0.07)	0.05	(0.22)	9.40	0.54	19,703	0.35	(e)	1.06	(e)	2.57	(e)	13
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.44	18,242	0.35		1.42		3.93		20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10,228	0.34		1.56		3.36		32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	7,616	0.36		2.09		3.38		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	7,209	0.35		2.00		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	7,563	0.34	(g)	2.62	(g)	4.46	(g)	13
Class R5
Six months ended 02/28/19	9.57	0.12	(0.07)	0.05	(0.22)	9.40	0.54	9	0.35	(e)	1.02	(e)	2.57	(e)	13
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.43	10	0.35		1.35		3.93		20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10	0.34		1.52		3.36		32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35		2.14		3.39		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13

23                         Invesco Strategic Real Return Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed (c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class R6
Six months ended 02/28/19	$9.57	$0.12	$(0.07)	$0.05	$(0.22)	$9.40	0.54%	$408	0.35	%(e)	1.02	%(e)	2.57	%(e)	13%
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.43	345	0.35		1.35		3.93		20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	272	0.34		1.52		3.36		32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35		2.14		3.39		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.21%, 0.21%, 0.22%, 0.23%, 0.22% and 0.21% for the six months ended February 28, 2019 and for the years ended August 31, 2018, 2017, 2016, 2015 and for the period April 30, 2014 (commencement date) through August 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $22,846, $1,743, $297, $19,085 , $9 and $356 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of April 30, 2014.
(g)	Annualized.

24                         Invesco Strategic Real Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,005.20	$2.98	$1,021.82	$3.01	0.60%

Class C	1,000.00	1,001.40	6.70	1,018.10	6.76	1.35

Class R	1,000.00	1,003.90	4.22	1,020.58	4.26	0.85

Class Y	1,000.00	1,005.40	1.74	1,023.06	1.76	0.35

Class R5	1,000.00	1,005.40	1.74	1,023.06	1.76	0.35

Class R6	1,000.00	1,005.40	1.74	1,023.06	1.76	0.35

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period,multiplied by 181/365 to reflect the most recent fiscal half year.

25                         Invesco Strategic Real Return Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	SRR-SAR-1	04222019	0805

ITEM 2.	CODE OF ETHICS.

Not required for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PWC advised the Registrant’s Audit Committee that PwC had identified one matter for consideration under the SEC’s auditor independence rules. PwC stated that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1)(i)(A) of Regulation S-X. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by this matter as they related to the audit of Registrant. In reaching this conclusion, PwC noted, among other things, the engagement team was not aware of the investment, the PwC Director was not in the chain of command of the audit or audit partners of Invesco, the services provided by the individual were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investment was not material to the net worth of the individual or his immediate family members.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 15, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 15, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 9, 2019

EXHIBIT INDEX

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.